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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN (Address of principal executive offices)	55402 (Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code:       800-677-3863
Date of fiscal period end:       June 30, 2009
Date of reporting period:       June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

FIRST AMERICAN FUNDS.

June 30, 2009

2009 ANNUAL REPORT

Tax Free Income Funds

Mutual fund investing involves risk; principal loss is possible.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  August 10, 2009

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended June 30, 2009.

This report includes portfolio commentaries, comparative performance graphs and tables, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

First American Funds 2009 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and presents the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2009 Annual Report

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Arizona Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Arizona Tax Free Fund (the “fund”), Class Y shares, returned 2.00% for the fiscal year ended June 30, 2009 (Class A shares returned 1.75%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper Arizona Municipal Debt Funds Average, was -0.60%. The fund’s peer group performance is somewhat misleading as the dramatic underperformance of one particular fund and the negative returns posted by two other funds skewed the general positive return of all other funds in the category.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
Reflecting the trends of the broader market, the best-performing bonds in the fund were generally the natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not affected by widening credit spreads. In terms of the high-grade yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve for the 12-month period. The municipal yield curve steepened over the past 12 months as yields on shorter maturities fell substantially while longer maturity yields were only slightly lower. Yields generally fell enough in this short intermediate range to produce the best total returns on the curve for the year. Although the fund does hold meaningful positions in mid to lower-grade securities, which generally underperformed for the year, the fund posted respectable total return numbers relative to its peer group for the fiscal year due in part to lower weightings in insured bonds. The fund’s performance relative to the benchmark improved markedly during the first half of 2009, when credit spreads – and the performance of lower-rated securities – showed signs of stabilizing.

What strategic moves were made by the fund and why?
Other than an occasional tactical adjustment, the fund’s duration, or sensitivity to interest-rate movements, was close to neutral to the benchmark duration in late 2008. The fund increased its duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. Since we anticipate the shape of the municipal yield curve to flatten over time (though not imminently), we focused most purchases in the 15- to 25-year range. Given the general concern over the economy throughout the past year, the fund was able to add positions in a variety of mid-grade holdings at wider credit spreads – and relatively lower prices – than have been available for a number of years. The fund also sold positions where we believed projected credit stress was not adequately reflected in current market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	76.8%
General Obligations[3]	13.7
Certificates of Participation[3]	5.7
Short-Term Investment	2.1
Other Assets and Liabilities, Net[4]	1.7

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	10.6%
AA	17.4
A	46.9
BBB	20.7
Non-Rated	4.4

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 10.8% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

4   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

				Since Inception
	1 year		5 years	2/01/2000

Average annual return with sales charge (POP)
Class A	(2	.55)%	2.16%	4.54%

Class C	0.37%		2.62%	4.60%

Average annual return without sales charge (NAV)
Class A	1.75%		3.05%	5.02%

Class C	1.35%		2.62%	4.60%

Class Y	2.00%		3.31%	5.28%

Barclays Capital Municipal Bond Index[3]	3.77%		4.14%	5.50%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.64%, 2.04%, and 1.39%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Arizona Tax Free Fund, Class A (NAV)	$15,862

Arizona Tax Free Fund, Class A (POP)	$15,193

Barclays Capital Municipal Bond Index[3]	$16,557

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 2/01/2000 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   5

California Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2009?
The First American California Tax Free Fund (the “fund”), Class Y shares, returned 0.44% for the fiscal year ended June 30, 2009 (Class A shares returned 0.29%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper California Municipal Debt Funds Average, was -2.59%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

The perceived effects of the recession on California state and local finances caused most California bonds to underperform the broader municipal market for the year. By the end of the fiscal year, California was preparing to issue IOUs for miscellaneous lower-priority obligations, as it continued to grapple with structural budget deficits and short-term liquidity needs. Although a 2009-10 budget was eventually passed, the state remains handicapped by a combination of procedural requirements (such as two-thirds required legislative approval to pass budgets and raise taxes), relatively volatile tax revenues, and a history of steadily rising state expenditures.

How did market conditions and investment strategies affect the fund’s performance?
California’s embodiment as the epicenter of the national recession caused many in-state bonds to underperform the national market over the past year. Basic issues such as general obligation debt of issuers in the state, Treasury escrows, and utilities held up reasonably well. However, other issues like limited tax obligations, bonds backed by struggling insurers, and debt issued by the state of California itself generally underperformed higher-grade names. Reflecting the trends of the broader market, the best-performing bonds in the fund were generally natural high-grades such as AA-rated bonds without credit enhancements, which were not as severely affected by widening credit spreads. Shorter intermediate maturities reaped the benefits of being on the “sweet part” of the yield curve for the year as yields on shorter high-grade bonds fell while longer maturity yield changes provided mixed results. The higher weightings of short and intermediate bonds in the benchmark index help explain why the index outperformed most long funds, including the fund, this fiscal year.

What strategic moves were made by the fund and why?
The fund’s duration, or sensitivity to interest-rate movements, was generally slightly long to the benchmark duration over the past year. The fund briefly increased its duration further near year-end at the climax of the municipal market sell-off. We anticipate the yield curve will flatten over time (although not imminently), so we are reallocating weightings out of shorter maturity ranges and into longer positions. The fund is adding positions in mid- to higher-grade situations in California at wider credit spreads and relatively lower prices than have been available for some time. We feel these spreads will narrow when the local economy stabilizes and additional liquidity returns to the marketplace.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	67.3%
General Obligations[3]	25.4
Certificates of Participation[3]	5.0
Short-Term Investment	1.2
Other Assets and Liabilities, Net[4]	1.1

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	2.7%
AA	26.5
A	42.2
BBB	25.8
BB	0.7
Non-Rated	2.1

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 2.6% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

6   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

				Since Inception
	1 year		5 years	2/01/2000

Average annual return with sales charge (POP)
Class A	(4	.01)%	2.21%	4.56%

Class C	(1	.17)%	2.65%	4.62%

Average annual return without sales charge (NAV)
Class A	0.29%		3.10%	5.04%

Class C	(0	.21)%	2.65%	4.62%

Class Y	0.44%		3.32%	5.28%

Barclays Capital Municipal Bond Index[3]	3.77%		4.14%	5.50%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.47%, 1.86%, and 1.21%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.65%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

California Tax Free Fund, Class A (NAV)	$15,890

California Tax Free Fund, Class A (POP)	$15,221

Barclays Capital Municipal Bond Index[3]	$16,557

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 2/01/2000 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distribution, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   7

Colorado Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Colorado Tax Free Fund (the “fund”), Class Y shares, returned -0.85% for the fiscal year ended June 30, 2009 (Class A shares returned -1.20%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper Colorado Municipal Debt Funds Average, was -0.54%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
Reflecting the trends of the broader market, the best-performing bonds in the fund were generally natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not as affected by widening credit spreads. However, the fund does hold meaningful positions in mid-grade securities, which have generally underperformed the broader municipal market the past two years, and have detracted from overall fund performance during this fiscal year. The fund’s performance relative to the benchmark improved during the first half of 2009, when credit spreads – and the performance of lower-rated securities – stabilized and narrowed somewhat as the market returned to taking a more balanced look at credit risk.

In terms of the yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve during the fiscal year. The municipal yield curve steepened over the past 12 months as yields on shorter immediate maturities fell substantially, while longer maturity high-grade yields were more of a mixed bag. Yields generally fell enough in this shorter intermediate range to produce the best total returns on the curve for the year. The higher weightings of short and intermediate bonds in the benchmark index (along with a higher credit quality mix) help explain why the index outperformed the fund, along with most long funds, during the fiscal year.

What strategic moves were made by the fund and why?
Other than an occasional tactical adjustment, the fund’s duration, or sensitivity to interest-rate movements, was close to neutral to the benchmark duration most of the past year. We anticipate the yield curve will flatten over time (though not imminently), so we are reallocating weightings out of shorter maturity ranges into longer positions. Given the general concern over the economy throughout the past year, the fund was able to add positions in a variety of mid-grade (and even some higher-grade) holdings at wider credit spreads – and relatively lower prices – than have been available for a number of years. We feel many of these spreads will narrow when the economy recovers and additional liquidity returns to the marketplace. The fund also sold a number of positions where we believed projected credit stress was not adequately reflected in current market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	75.1%
General Obligations[3]	17.3
Certificates of Participation[3]	6.6
Short-Term Investment	0.6
Other Assets and Liabilities, Net[4]	0.4

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	1.4%
AA	40.8
A	21.9
BBB	29.9
Non-Rated	6.0

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 13.2% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

8   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

			Since Inception
	1 year	5 years	2/01/2000

Average annual return with sales charge (POP)
Class A	(5.43)%	1.61%	4.35%

Class C	(2.63)%	2.07%	4.41%

Average annual return without sales charge (NAV)
Class A	(1.20)%	2.50%	4.83%

Class C	(1.70)%	2.07%	4.41%

Class Y	(0.85)%	2.75%	5.10%

Barclays Capital Municipal Bond Index[3]	3.77%	4.14%	5.50%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.81%, 2.21%, and 1.56%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Colorado Tax Free Fund, Class A (NAV)	$15,591

Colorado Tax Free Fund, Class A (POP)	$14,934

Barclays Capital Municipal Bond Index[3]	$16,557

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 2/01/2000 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   9

Intermediate Tax Free Fund

Investment Objective: providing current income that is exempt from federal income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 4.05% for the fiscal year ended June 30, 2009 (Class A shares returned 4.09%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark during the period, the Barclays Capital (formerly Lehman) 7-Year Municipal Bond Index*, returned 6.94%. Performance for the fund’s peer group, the Lipper Intermediate Municipal Debt Funds Average, was 3.12%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
In terms of the high-grade yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve during the fiscal year. The municipal yield curve steepened over the past 12 months as yields on shorter intermediate maturities fell substantially while longer maturity yields were only slightly lower. Yields generally fell enough in this short intermediate range to produce the best total returns on the curve for the year. The concentrated maturity weighting of the benchmark index in this strong-performing part of the curve (as well as its higher overall credit quality) helps explain why, during the fiscal year, the benchmark outperformed most intermediate funds with broader maturity ranges, including the fund.

Reflecting the trends of the broader market, the best-performing bonds in the fund were generally the natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not affected by widening credit spreads. The fund’s relative performance improved during the first half of 2009, when credit spreads – and the performance of lower-rated securities – stabilized and narrowed somewhat as the market returned to taking a more balanced look at credit risk. The entire year, while tumultuous, produced many relative value opportunities from both a trading and credit perspective that helped bolster the fund’s performance.

What strategic moves were made by the fund and why?
Other than an occasional tactical adjustment, the fund’s duration, or sensitivity to interest-rate movements, was close to neutral to the benchmark duration in late 2008. The fund increased its duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. Since we anticipate the shape of the municipal yield curve to flatten over time (though not imminently), we focused many purchases in the 10- to 20-plus-year range and reallocated out of shorter maturity ranges. Given the general concern over the economy throughout the past year, the fund was able to add positions in a variety of mid-grade situations at wider credit spreads – and relatively lower prices – than have been available for a number of years. We feel many of these spreads will narrow when the economy recovers and additional liquidity returns to the marketplace. The fund also sold a number of positions where we believed projected credit stress was not adequately reflected in current market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	65.4%
General Obligations[3]	29.2
Certificates of Participation[3]	2.1
Short-Term Investments	3.6
Other Assets and Liabilities, Net[4]	(0.3)

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	8.1%
AA	34.4
A	31.2
BBB	17.2
BB	0.3
Non-Rated	8.8

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 14.6% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

10   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

	1 year	5 years	10 years

Average annual return with sales charge (POP)
Class A	1.77%	3.06%	4.11%

Average annual return without sales charge (NAV)
Class A	4.09%	3.52%	4.34%

Class Y	4.05%	3.63%	4.44%

Barclays Capital 7-Year Municipal Bond Index[3]	6.94%	4.53%	5.21%

Barclays Capital 1-15 Year Blend Municipal Bond Index[4]	5.87%	4.33%	5.00%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.02% and 0.77%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.75% and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,5  as of June 30, 2009

Intermediate Tax Free Fund, Class A (NAV)	$15,296

Intermediate Tax Free Fund, Class A (POP)	$14,955

Barclays Capital 7-Year Municipal Bond Index[3]	$16,612

Barclays Capital 1-15 Year Blend Municipal Bond Index[4]	$16,284

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital 7-Year Municipal Bond Index3 and the Barclays Capital 1-15 Year Blend Municipal Bond Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

[4]	An unmanaged index comprised of fixed-rate, investment-grade tax exempt bonds with remaining maturities between 1 and 17 years.

[5]	Performance for Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

First American Funds 2009 Annual Report   11

Minnesota Intermediate Tax Free Fund

Investment Objective: providing current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Minnesota Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 3.71% for the fiscal year ended June 30, 2009 (Class A shares returned 3.53%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark during the period, the Barclays Capital (formerly Lehman) 7-Year Municipal Bond Index*, returned 6.94%. Performance for the fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, was 4.03%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
In terms of the high-grade yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve during the fiscal year. The municipal yield curve steepened over the past 12 months as yields on shorter intermediate maturities fell substantially while longer maturity yields were only slightly lower. Yields generally fell enough in this short intermediate range to produce the best total returns on the curve for the year. The concentrated maturity weighting of the benchmark index in this strong-performing part of the curve (as well as its higher overall credit quality) helps explain why, during the fiscal year, the benchmark outperformed most intermediate funds with broader maturity ranges, including the fund.

Reflecting the trends of the broader market, the best-performing bonds in the fund were generally natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not as affected by widening credit spreads. However, the fund does hold meaningful positions in mid-grade securities, which have generally underperformed the broader municipal market the past two years, and have detracted from the fund’s performance. The fund’s relative performance improved during the first half of 2009, when credit spreads – and the performance of lower-rated securities – stabilized and narrowed somewhat as the market returned to taking a more balanced look at credit risk. The entire year, while tumultuous, produced many relative value opportunities from both a trading and credit perspective that helped bolster the fund’s performance.

What strategic moves were made by the fund and why?
Other than an occasional tactical adjustment, the fund’s duration, or sensitivity to interest-rate movements, was close to neutral to the benchmark duration in late 2008. The fund increased its relative duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. We anticipate the yield curve will flatten over time (though not imminently), so we are attempting to reallocate weightings out of shorter maturity ranges into longer positions when possible. Given the general concern over the economy throughout the past year, the fund was able to add positions in a variety of mid-grade situations at wider credit spreads – and relatively lower prices – than have been available for a number of years. We feel many of these spreads will narrow when the economy recovers and additional liquidity returns to the marketplace. The fund also sold a number of positions where we believed projected credit stress was not adequately reflected in current market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	66.5%
General Obligations[3]	26.2
Certificates of Participation[3]	1.5
Short-Term Investments	4.8
Other Assets and Liabilities, Net[4]	1.0

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	7.7%
AA	34.2
A	29.1
BBB	17.3
BB	2.5
Non-Rated	9.2

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 6.6% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

12   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

	1 year	5 years	10 years

Average annual return with sales charge (POP)
Class A	1.25%	2.90%	3.92%

Average annual return without sales charge (NAV)
Class A	3.53%	3.37%	4.16%

Class Y	3.71%	3.50%	4.26%

Barclays Capital 7-Year Municipal Bond Index[3]	6.94%	4.53%	5.21%

Barclays Capital 1-15 Year Blend Municipal Bond Index[4]	5.87%	4.33%	5.00%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.08% and 0.83%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.75% and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,5  as of June 30, 2009

Minnesota Intermediate Tax Free Fund, Class A (NAV)	$15,029

Minnesota Intermediate Tax Free Fund, Class A (POP)	$14,687

Barclays Capital 7-Year Municipal Bond Index[3]	$16,612

Barclays Capital 1-15 Year Blend Municipal Bond Index[4]	$16,284

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital 7-Year Municipal Bond Index3 and the Barclays Capital 1-15 Year Blend Municipal Bond Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

[4]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years.

[5]	Performance for Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

First American Funds 2009 Annual Report   13

Minnesota Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Minnesota Tax Free Fund (the “fund”), Class Y shares, returned 0.23% for the fiscal year ended June 30, 2009 (Class A shares returned 0.07%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper Minnesota Municipal Debt Funds Objective Average, was 1.19%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
In a near replay of the previous reporting period, the first half of the fund’s year was a difficult one as lower-quality positions that had benefited performance in previous periods generally had negative impacts, dragging down the fund’s performance for the entire year. A steepening municipal yield curve and widening credit spreads (differences in yield between AAA-rated and lower-rated bonds) caused the fund’s positions in longer maturities, BBB-rated and nonrated bonds, and selected healthcare, housing and education issues, to drag down performance relative to its peer group. Smaller positions in short to intermediate maturities, higher-quality general obligations (bonds backed directly by the taxing authority of the municipality), and pre-refunded bonds (bonds called by municipalities and backed by Treasuries) performed comparatively well. The fund’s relative performance improved markedly during the first half of 2009, when credit spreads – and the performance of lower-rated securities – showed signs of stabilizing as the market’s focus shifted toward the insurer debacle. However, this improvement could not offset the negatives noted above and their impact on the full year’s performance.

What strategic moves were made by the fund and why?
As the yield curve steepened, we reduced positions in better-performing one- to three-year maturities and selectively added in the nine-, 20-, and 25- to 30-year areas where yields represented better relative value. In addition, the fund increased its duration (or sensitivity to interest-rate movements) over the period, as municipal yields remained attractive relative to comparable-maturity Treasuries and the slope of the municipal yield curve attained historical steepness. The fund reduced emphasis on high-quality issues (AAA- and AA-rated) and added to mid-quality (mainly A-rated) as the yields of mid-quality bonds compared to higher-quality bonds appeared to be peaking near new historical highs. Attractive spreads caused by soaring mid-quality bond yields also led us to reduce higher-quality pre-refunded bonds and redeploy cash in a variety of other sectors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	86.4%
General Obligations[3]	10.4
Certificate of Participation[3]	1.4
Short-Term Investments	0.8
Other Assets and Liabilities, Net[4]	1.0

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	15.4%
AA	19.9
A	36.5
BBB	5.6
BB	0.9
Non-Rated	21.7

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 8.5% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

14   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

	1 year		5 years	10 years

Average annual return with sales charge (POP)
Class A	(4	.22)%	1.79%	3.40%

Class C	(1	.37)%	2.25%	3.42%

Average annual return without sales charge (NAV)
Class A	0.07%		2.69%	3.86%

Class C	(0	.42)%	2.25%	3.42%

Class Y	0.23%		2.93%	4.10%

Barclays Capital Municipal Bond Index[3]	3.77%		4.14%	5.00%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.11%, 1.51%, and 0.86%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.85%, 1.35%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Minnesota Tax Free Fund, Class A (NAV)	$14,598

Minnesota Tax Free Fund, Class A (POP)	$13,972

Barclays Capital Municipal Bond Index[3]	$16,292

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   15

Missouri Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Missouri Tax Free Fund (the “fund”), Class Y shares, returned 2.36% for the fiscal year ended June 30, 2009 (Class A shares returned 2.01%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper Missouri Municipal Debt Funds Average, was 0.30%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
Reflecting the trends of the broader market, the best-performing bonds in the fund were generally natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not as affected by widening credit spreads. However, the fund does hold meaningful positions in midgrade securities, which have generally underperformed the broader municipal market the past two years. Performance on these holdings improved during the first half of 2009, when credit spreads – and the performance of lower-rated securities – stabilized and narrowed somewhat as the market returned to taking a more balanced look at credit risk.

In terms of the yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve during the fiscal year. The municipal yield curve steepened over the past 12 months as yields on shorter maturities fell substantially while longer maturity high-grade yields provided mixed results. Yields generally fell enough in the short intermediate range to produce the best total returns on the curve for the year. The higher weightings of short and intermediate bonds in the benchmark index (along with a higher credit quality mix) help explain why, during the fiscal year, the benchmark outperformed most long funds, including the fund.

What strategic moves were made by the fund and why?
Other than an occasional tactical adjustment, the fund’s duration, or sensitivity to interest-rate movements, was slightly long to the benchmark duration during most of 2008. The fund increased its duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. We anticipate the yield curve will flatten over time (though not imminently), so we are reallocating weightings out of shorter maturity ranges and into longer positions. Given the general concern over the economy throughout the past year, the fund was able to add positions in a variety of midgrade (and even some higher-grade) holdings at wider credit spreads – and relatively lower prices – than have been available for a number of years. We feel many of these spreads will narrow when the economy recovers and additional liquidity returns to the marketplace. The fund also sold a number of positions where we believed projected credit stress was not adequately reflected in current market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	83.1%
General Obligations[3]	7.5
Certificates of Participation[3]	7.3
Short-Term Investment	1.9
Other Assets and Liabilities, Net[4]	0.2

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	17.4%
AA	37.4
A	18.4
BBB	18.8
Non-Rated	8.0

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 5.9% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

16   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

					Since Inception
	1 year		5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	(2	.36)%	1.98%	3.45%	—

Class C	0.73%		2.47%	—	2.92%

Average annual return without sales charge (NAV)
Class A	2.01%		2.87%	3.90%	—

Class C	1.70%		2.47%	—	2.92%

Class Y	2.36%		3.14%	4.19%	—

Barclays Capital Municipal Bond Index[3]	3.77%		4.14%	5.00%	4.41%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.10%, 1.50%, and 0.85%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.85%, 1.35%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Missouri Tax Free Fund, Class A (NAV)	$14,656

Missouri Tax Free Fund, Class A (POP)	$14,031

Barclays Capital Municipal Bond Index[3]	$16,292

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 06/30/1999 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distribution, if any, will be subject to tax.

On September 24, 2001, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on December 11, 2000.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   17

Nebraska Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Nebraska Tax Free Fund (the “fund”), Class Y shares, returned 2.48% for the fiscal year ended June 30, 2009. (Class A shares returned 2.33%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclay’s Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper Other States Municipal Debt Funds Average, was 1.07%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
Reflecting the trends of the broader market, the best-performing bonds in the fund were generally natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not as affected by widening credit spreads. However, the fund does hold meaningful positions in midgrade securities, which have generally underperformed the broader municipal market the past two years. Performance on these holdings improved during the first half of 2009, when credit spreads – and the performance of lower-rated securities – stabilized and narrowed somewhat as the market returned to taking a more balanced look at credit risk.

In terms of the yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve during the fiscal year. The municipal yield curve steepened over the past 12 months as yields on shorter maturities fell substantially while longer maturity high-grade yields provided mixed results. Yields generally fell enough in this short intermediate range to produce the best total returns on the curve for the year. The higher weightings of short and intermediate bonds in the benchmark index (along with a higher credit quality mix) help explain why, during the fiscal year, the benchmark outperformed most long funds, including the fund.

What strategic moves were made by the fund and why?
The fund’s duration, or sensitivity to interest-rate movements, was slightly long to the benchmark duration for most of 2008. The fund increased its duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. Given the steepness of the yield curve, most of the new purchases during the fiscal year were concentrated in the long end of the yield curve. Many of these securities also came at wider credit spreads – and relatively lower prices – than have been available for a number of years. We feel credit spreads on many of these holdings will tighten as the economy recovers and additional liquidity returns to the marketplace. The fund was also opportunistic in selling out of some holdings where we believed projected credit stress was not yet adequately reflected in the current market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	76.2%
General Obligations[3]	22.1
Short-Term Investment	0.9
Other Assets and Liabilities, Net[4]	0.8

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	2.9%
AA	49.7
A	29.9
BBB	11.4
Non-Rated	6.1

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 2.8% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

18   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

				Since Inception
	1 year		5 years	2/28/2001

Average annual return with sales charge (POP)
Class A	(2	.05)%	2.41%	3.52%

Class C	0.86%		2.90%	3.59%

Average annual return without sales charge (NAV)
Class A	2.33%		3.30%	4.06%

Class C	1.84%		2.90%	3.59%

Class Y	2.48%		3.54%	4.30%

Barclays Capital Municipal Bond Index[3]	3.77%		4.14%	4.62%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.47%, 1.87%, and 1.22%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Nebraska Tax Free Fund, Class A (NAV)	$13,928

Nebraska Tax Free Fund, Class A (POP)	$13,341

Barclays Capital Municipal Bond Index[3]	$14,570

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 2/28/2001 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   19

Ohio Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Ohio Tax Free Fund (the “fund”), Class Y shares, returned 3.36% for the fiscal year ended June 30, 2009 (Class A shares returned 2.99%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper Ohio Municipal Debt Funds Average, was 1.05%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
Reflecting the trends of the broader market, the best-performing bonds in the fund were generally the natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not affected by widening credit spreads. In terms of the high-grade yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve during the fiscal year. The municipal yield curve steepened over the past 12 months as yields on shorter intermediate maturities fell substantially while longer maturity yields were only slightly lower. Yields generally fell enough in this short intermediate range to produce the best total returns on the curve for the year. The higher weightings of short and intermediate bonds in the benchmark index (along with a higher credit quality mix) help explain why, during the fiscal year, the benchmark outperformed most long funds, including the fund.

Although the fund does hold meaningful positions in mid to lower-grade securities, which generally underperformed for the year, the fund posted respectable total return numbers relative to its peer group for the fiscal year due in part to lower weightings in insured bonds. The fund’s relative performance improved markedly during the first half of 2009, when credit spreads – and the performance of lower-rated securities – showed signs of stabilizing as the market’s focus shifted toward the insurer debacle.

What strategic moves were made by the fund and why?
Other than an occasional tactical adjustment, the fund’s duration, or sensitivity to interest-rate movements, was close to neutral to the benchmark duration in late 2008. The fund increased its duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. Since we anticipate the shape of the municipal yield curve to flatten over time (though not imminently), we focused many purchases in the 10- to 20-plus-year range and reallocated out of shorter maturity ranges. Given the general concern over the economy throughout the past year, the fund was able to add positions in a variety of midgrade situations at wider credit spreads – and relatively lower prices – than have been available for a number of years. The fund also sold a number of positions where we believed projected credit stress was not adequately reflected in current market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	64.6%
General Obligations[3]	32.3
Short-Term Investment	4.8
Other Assets and Liabilities, Net[4]	(1.7)

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	9.9%
AA	41.6
A	32.3
BBB	10.7
Non-Rated	5.5

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 8.7% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

20   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

				Since Inception
	1 year		5 years	4/30/2002

Average annual return with sales charge (POP)
Class A	(1	.34)%	2.52%	3.23%

Class C	1.54%		2.95%	3.28%

Average annual return without sales charge (NAV)
Class A	2.99%		3.41%	3.85%

Class C	2.52%		2.95%	3.28%

Class Y	3.36%		3.64%	4.11%

Barclays Capital Municipal Bond Index[3]	3.77%		4.14%	4.43%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.40%, 1.79%, and 1.15%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Ohio Tax Free Fund, Class A (NAV)	$13,114

Ohio Tax Free Fund, Class A (POP)	$12,561

Barclays Capital Municipal Bond Index[3]	$13,643

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 4/30/2002 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   21

Oregon Intermediate Tax Free Fund

Investment Objective: providing current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Oregon Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 4.92% for the fiscal year ended June 30, 2009 (Class A shares returned 4.77%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark during the period, the Barclays Capital (formerly Lehman) 7-Year Municipal Bond Index*, returned 6.94%. Performance for the fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, was 4.03%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
Reflecting the trends of the broader market, the best-performing bonds in the fund were generally the natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not affected by widening credit spreads. In terms of the high-grade yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve during the fiscal year. The municipal yield curve steepened over the past 12 months as yields on shorter maturities fell substantially while longer maturity yields were only slightly lower. Yields generally fell enough in this short intermediate range to produce the best total returns on the curve for the year. The concentrated maturity weighting of the benchmark index in this strong-performing part of the curve (as well as its higher overall credit quality) helps explain why, during the fiscal year, the benchmark outperformed most intermediate funds with broader maturity ranges, including the fund.

Although the fund does hold meaningful positions in mid to lower-grade securities, which generally underperformed for the year, the fund posted respectable total return numbers relative to its peer group for the fiscal year due in part to lower weightings in insured bonds. The fund’s relative performance improved markedly during the first half of 2009, when credit spreads – and the performance of lower-rated securities – showed signs of stabilizing. The entire year, while tumultuous, produced many relative value opportunities from both a trading and credit perspective that helped bolster the fund’s performance.

What strategic moves were made by the fund and why?
Other than an occasional tactical adjustment, the fund’s duration, or sensitivity to interest-rate movements, was close to neutral to the benchmark duration in late 2008. The fund increased its duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. Since we anticipate the shape of the municipal yield curve to flatten over time (though not imminently), we focused many purchases in the 10- to 15-plus-year range and reallocated out of shorter maturity ranges. Given the general concern over the economy throughout the past year, the fund was able to add positions in a variety of midgrade holdings at wider credit spreads – and relatively lower prices – than have been available for a number of years.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

General Obligations[3]	49.9%
Revenue Bonds[3]	42.7
Certificates of Participation[3]	3.3
Short-Term Investment	3.3
Other Assets and Liabilities, Net[4]	0.8

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	3.1%
AA	62.5
A	17.6
BBB	10.7
Non-Rated	6.1

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 10.4% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

22   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

	1 year	5 years	10 years

Average annual return with sales charge (POP)
Class A	2.44%	2.82%	3.86%

Average annual return without sales charge (NAV)
Class A	4.77%	3.29%	4.11%

Class Y	4.92%	3.44%	4.22%

Barclays Capital 7-Year Municipal Bond Index[3]	6.94%	4.53%	5.21%

Barclays Capital 1-15 Year Blend Municipal Bond Index[4]	5.87%	4.33%	5.00%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.12% and 0.87%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.85% and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,5  as of June 30, 2009

Oregon Intermediate Tax Free Fund, Class A (NAV)	$14,953

Oregon Intermediate Tax Free Fund, Class A (POP)	$14,611

Barclays Capital 7-Year Municipal Bond Index[3]	$16,612

Barclays Capital 1-15 Year Blend Municipal Bond Index[4]	$16,284

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital 7-Year Municipal Bond Index3 and the Barclays Capital 1-15 Year Blend Municipal Bond Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distribution, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

[4]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years.

[5]	Performance for Class Y shares is not presented. Performance of this class will vary due to its different expense structure.

First American Funds 2009 Annual Report   23

Short Tax Free Fund

Investment Objective: providing current income that is exempt from federal income tax, to the extent consistent with the preservation of capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Short Tax Free Fund (the “fund”), Class Y shares, returned 2.32% for the fiscal year ended June 30, 2009 (Class A shares returned 2.17% for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) 3-Year Municipal Bond Index*, returned 6.72%. Performance for the fund’s peer group, the Lipper Short Municipal Debt Funds Average, was 1.85%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
Reflecting the trends of the broader market, the best-performing bonds in the fund were generally natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not as affected by widening credit spreads. However, the fund does hold meaningful positions in midgrade securities, which have generally underperformed the broader municipal market the past two years. Performance on these holdings improved during the first half of 2009, when credit spreads – and the performance of lower-rated securities – stabilized and narrowed somewhat as the market returned to taking a more balanced look at credit risk.

In terms of the yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve during the fiscal period. The municipal yield curve steepened over the past 12 months as yields on shorter maturities fell substantially while longer maturity high-grade yields provided mixed results. Yields generally fell enough in this short intermediate range to produce the best total returns on the curve for the year. The fund tends to be more diversified than the index with regard to yield curve positioning, which explains why it underperformed the benchmark during the fiscal year.

What strategic moves were made by the fund and why?
The fund’s duration, or sensitivity to interest-rate movements, has been long to the fund’s benchmark during 2009. The fund increased its duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. As the yield curve steepened, the fund also saw value in adding exposure to the intermediate part of the yield curve. We anticipate the yield curve will flatten over time, though not imminently. Given the interest rates, the fund prefers to hold mostly midgrade positions – not high grades – in the short end of the curve.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	62.9%
General Obligations[3]	16.0
Short-Term Investments	12.7
Certificates of Participation[3]	6.8
Other Assets and Liabilities, Net[4]	1.6

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	20.3%
AA	34.8
A	30.5
BBB	8.8
BB	0.7
Non-Rated	4.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 2.2% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

24   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

				Since Inception
	1 year		5 years	10/25/2002

Average annual return with sales charge (POP)
Class A	(0	.18)%	2.08%	2.14%

Average annual return without sales charge (NAV)
Class A	2.17%		2.55%	2.49%

Class Y	2.32%		2.71%	2.64%

Barclays Capital 3-Year Municipal Bond Index[3]	6.72%		3.90%	3.62%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.12% and 0.87%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.75% and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Short Tax Free Fund, Class A (NAV)	$11,784

Short Tax Free Fund, Class A (POP)	$11,519

Barclays Capital 3-Year Municipal Bond Index[3]	$12,685

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/25/2002 to 6/30/2009) as compared to the Barclays Capital 3-Year Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

[4]	Performance for Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

First American Funds 2009 Annual Report   25

Tax Free Fund

Investment Objective: providing maximum current income that is exempt from federal income tax to the extent consistent with the prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Tax Free Fund (the “fund”), Class Y shares, returned -0.75% for the fiscal year ended June 30, 2009 (Class A shares returned -0.80%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper General Municipal Debt Funds Average, was -0.50%.

What were the general municipal market conditions during the fiscal year?
The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic crossover buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although – not surprisingly in this environment – still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?
In a near replay of the previous reporting period, the first half of the fund’s year was a difficult one as lower-quality positions that had benefited performance in previous periods generally had negative impacts, dragging down the fund’s performance for the entire year. A steepening municipal yield curve and widening credit spreads (differences in yield between AAA-rated and lower-rated bonds) caused the fund’s positions in longer maturities, BBB-rated and nonrated bonds, and selected healthcare, corporate-backed and utility issues, to drag down performance relative to its peer group. Smaller positions in short to intermediate maturities, higher-quality general obligations (bonds backed directly by the taxing authority of the municipality), and pre-refunded bonds (bonds called by municipalities and backed by Treasuries) performed comparatively well. The fund’s relative performance improved markedly during the first half of 2009, when credit spreads – and the performance of lower-rated securities – showed signs of stabilizing. However, this improvement could not offset the negatives noted above and their impact on the full year’s performance.

What strategic moves were made by the fund and why?
As the yield curve steepened, we reduced positions in better-performing two- to eight-year maturities and added in the 20- to 30-year ranges where yields represented better relative value. In addition, the fund increased its duration (or sensitivity to interest-rate movements) over the period, as municipal yields remained attractive relative to comparable-maturity Treasuries and the slope of the municipal yield curve attained historical steepness. The fund maintained its emphasis on mid-quality issues as their yields compared to higher quality bonds appeared to be peaking near new historical highs. Attractive spreads caused by soaring mid-quality bond yields led us to reduce higher-quality pre-refunded bonds and general obligation bonds, and to redeploy cash in a variety of revenue sectors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	87.9%
General Obligations[3]	8.8
Certificates of Participation[3]	0.9
Short-Term Investments	3.3
Other Assets and Liabilities, Net[4]	(0.9)

100.0%

 Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	2.0%
AA	23.2
A	31.2
BBB	27.5
BB	1.2
Non-Rated	14.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 6.6% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

26   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

					Since Inception
	1 year		5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(5	.06)%	1.64%	3.60%	—

Class C	(2	.24)%	2.04%	—	2.93%

Average annual return without sales charge (NAV)
Class A	(0	.80)%	2.51%	4.06%	—

Class C	(1	.30)%	2.04%	—	2.93%

Class Y	(0	.75)%	2.70%	4.24%	—

Barclays Capital Municipal Bond Index[3]	3.77%		4.14%	5.00%	4.41%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.02%, 1.43%, and 0.78%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.35%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Tax Free Fund, Class A (NAV)	$14,881

Tax Free Fund, Class A (POP)	$14,242

Barclays Capital Municipal Bond Index[3]	$16,292

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distribution, if any, will be subject to tax.

On September 24, 2001, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to September 24, 2001, represents that of the Firstar National Municipal Bond Fund.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   27

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009, to June 30, 2009.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Arizona Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[2]	$1,000.00	$1,102.40	$3.91

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$1,099.30	$5.99

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$1,102.60	$2.61

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2009 of 10.24%, 9.93%, and 10.26% for Class A, Class C, and Class Y, respectively.

28   First American Funds 2009 Annual Report

 California Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[2]	$1,000.00	$1,083.80	$3.36

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

Class C Actual[2]	$1,000.00	$1,081.10	$5.93

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$1,084.60	$2.58

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.65%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2009 of 8.38%, 8.11%, and 8.46% for Class A, Class C, and Class Y, respectively.

 Colorado Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[4]	$1,000.00	$1,093.00	$3.89

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[4]	$1,000.00	$1,090.00	$5.96

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[4]	$1,000.00	$1,094.10	$2.60

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2009 of 9.30%, 9.00%, and 9.41% for Class A, Class C, and Class Y, respectively.

 Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[6]	$1,000.00	$1,058.30	$3.83

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class Y Actual[6]	$1,000.00	$1,057.70	$3.57

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2009 of 5.83% and 5.77% for Class A and Class Y, respectively.

 Minnesota Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[7] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[8]	$1,000.00	$1,069.00	$3.85

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class Y Actual[8]	$1,000.00	$1,069.60	$3.59

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[7]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[8]	Based on the actual returns for the six-month period ended June 30, 2009 of 6.90% and 6.96% for Class A and Class Y, respectively.

First American Funds 2009 Annual Report   29

Expense Examples

 Minnesota Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[2]	$1,000.00	$1,101.00	$4.43

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class C Actual[2]	$1,000.00	$1,098.70	$7.02

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[2]	$1,000.00	$1,101.90	$3.65

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2009 of 10.10%, 9.87%, and 10.19% for Class A, Class C, and Class Y, respectively.

 Missouri Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[4]	$1,000.00	$1,086.10	$4.91

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

Class C Actual[4]	$1,000.00	$1,084.20	$6.98

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[4]	$1,000.00	$1,088.40	$3.62

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2009 of 8.61%, 8.42%, and 8.84% for Class A, Class C, and Class Y, respectively.

 Nebraska Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[6]	$1,000.00	$1,099.50	$3.90

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[6]	$1,000.00	$1,097.00	$5.98

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[6]	$1,000.00	$1,099.70	$2.60

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2009 of 9.95%, 9.70%, and 9.97% for Class A, Class C, and Class Y, respectively.

30   First American Funds 2009 Annual Report

 Ohio Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[2]	$1,000.00	$1,084.00	$3.88

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$1,082.00	$5.94

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$1,086.50	$2.59

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2009 of 8.40%, 8.20%, and 8.65% for Class A, Class C, and Class Y, respectively.

 Oregon Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[4]	$1,000.00	$1,054.80	$4.33

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[4]	$1,000.00	$1,054.50	$3.57

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2009 of 5.48% and 5.45% for Class A and Class Y, respectively.

 Short Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[6]	$1,000.00	$1,039.10	$3.79

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class Y Actual[6]	$1,000.00	$1,039.80	$2.98

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75% and 0.59% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2009 of 3.91% and 3.98% for Class A and Class Y, respectively.

 Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[7] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[8]	$1,000.00	$1,151.20	$4.00

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[8]	$1,000.00	$1,149.90	$7.20

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[8]	$1,000.00	$1.151.30	$3.73

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[7]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[8]	Based on the actual returns for the six-month period ended June 30, 2009 of 15.12%, 14.99%, and 15.13% for Class A, Class C, and Class Y, respectively.

First American Funds 2009 Annual Report   31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Arizona Tax Free, California Tax Free, Colorado Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, Missouri Tax Free, Nebraska Tax Free, Ohio Tax Free, Oregon Intermediate Tax Free, Short Tax Free, and Tax Free Funds (each a series of First American Investment Funds, Inc.) (the “funds”) as of June 30, 2009, the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designating audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at June 30, 2009, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
August 21, 2009

32   First American Funds 2009 Annual Report

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Arizona Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 96.2%
Revenue Bonds – 76.8%
Continuing Care Retirement Communities – 8.4%
Arizona Health Facilities Authority, The Terraces Project Series A Pre-refunded 11/15/2013 @ 101
7.500%, 11/15/2023 ◊	$200	$238
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	400	244
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	100	80
Maricopa County Industrial Development Authority, Senior Living Health Care, Immanuel Care, Series A (GNMA)
4.850%, 08/20/2026	750	700
5.000%, 08/20/2035	500	455
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	157	147

		1,864

Education – 6.2%
Anderson, Indiana, Economic Development, Anderson University Project
5.000%, 10/01/2032	425	300
Glendale Industrial Development Authority, Midwestern University
5.250%, 05/15/2014	140	148
5.000%, 05/15/2031	500	440
Series A, Pre-refunded 05/15/2011 @ 101
5.750%, 05/15/2021 ◊	250	273
Pima County Industrial Development Authority, American Charter Schools Foundation,
Series A
5.500%, 07/01/2026	275	211

		1,372

Healthcare – 24.3%
Arizona Health Facilities Authority, Banner Health,
Series A
5.000%, 01/01/2021	280	270
Series D
5.375%, 01/01/2032	150	144
Arizona Health Facilities Authority, Blood Systems Incorporated
4.750%, 04/01/2025	300	270
Arizona Health Facilities Authority, John C. Lincoln Health Network Pre-refunded 12/01/2012 @ 101
5.750%, 12/01/2032 ◊	150	172
Glendale Industrial Development Authority
4.625%, 12/01/2027	200	161
Glendale Industrial Development Authority, John C. Lincoln Health Network
5.000%, 12/01/2032	100	82
Halifax Florida Hospital, Medical Center, Series A
5.000%, 06/01/2038	375	289
Indiana Health & Educational Facility Financing Authority, Schneck Memorial Hospital Project, Series A
5.250%, 02/15/2030	400	330
Johnson City, Tennessee Health & Educational Facilities Board, Series A Pre-refunded 07/01/2012 @ 103
7.500%, 07/01/2025 ◊	100	113
Maricopa County Hospital, Sun Health Corporation, Pre-refunded 04/01/2024 @ 100
5.000%, 04/01/2025 ◊	200	219
Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A
5.375%, 07/01/2023	500	487
5.250%, 07/01/2032	100	91
Scottsdale Industrial Development Authority, Scottsdale Healthcare Pre-refunded 12/01/2011 @ 101
5.700%, 12/01/2021 ◊	1,000	1,115
Series A
5.250%, 09/01/2030	350	318
University Medical Center Corporation
5.000%, 07/01/2016	250	246
5.000%, 07/01/2024	450	394
Yavapai County Industrial Development Authority, Yavapai Regional Medical Center, Series A (RAAI)
5.250%, 08/01/2021	375	347
6.000%, 08/01/2033	100	92
Yuma Industrial Development Authority, Yuma Regional Medical Center Escrowed to Maturity (NATL)
5.500%, 08/01/2017 §	250	266

		5,406

Housing – 4.5%
Douglas Community Housing Corporation, Rancho La Perilla, Series A (GNMA)
5.900%, 07/20/2020	500	514
6.000%, 07/20/2025	475	484

		998

Lease Revenue – 5.5%
Arizona Game & Fish Department, Administration Building Project
4.500%, 07/01/2032	200	167
Arizona State University Nanotechnology Project,
Series A (AGTY)
5.000%, 03/01/2034	200	198
Mohave County Industrial Development Authority, Correctional Facilities Contract, Mohave Prison Expansion Project
8.000%, 05/01/2025	250	275
Peoria Municipal Development Authority
5.000%, 07/01/2015	310	349
Pinal County Industrial Development Authority, Correctional Facilities Contract, Florence West Prison Project, Series A (ACA)
5.000%, 10/01/2016	250	230

		1,219

Miscellaneous – 3.8%
Arizona Student Loan Acquisition Authority,
Series A-1 (AMT)
5.900%, 05/01/2024	100	100
Greater Arizona Development Authority, Infrastructure Revenue, Series B
5.250%, 08/01/2026	750	752

		852

Tax Revenue – 13.9%
Gilbert Public Facilities Municipal Property Corporation
5.500%, 07/01/2027	500	516

First American Funds 2009 Annual Report   33

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Arizona Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, Series 1 (NATL)
4.500%, 08/01/2025	$750	$698
Marana Municipal Property Corporation, Series A
5.000%, 07/01/2028	250	252
Marana Tangerine Farms Road Improvement District
4.600%, 01/01/2026	241	183
Peoria Improvement District #0601
4.250%, 01/01/2022	465	438
Queen Creek Improvement District #001
5.000%, 01/01/2020	300	261
Scottsdale Municipal Property Corporation, Excise Tax, Series C, Convertible CABs (AMBAC)
0.000% through 06/30/2013, thereafter 4.550%, 07/01/2021 ◗	500	427
Yuma Improvement District #68
4.700%, 01/01/2021	365	311

		3,086

Utilities – 10.2%
Cottonwood Water (SGI)
5.000%, 07/01/2017	250	240
Gilbert Water Resource Municipal Property Corporation, Wastewater System & Utility
5.000%, 04/01/2017	145	145
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A (AGTY)
5.000%, 07/01/2028	1,000	954
Salt Verde Financial Corporation, Gas
5.000%, 12/01/2037	550	408
Tucson Water,
Series 1994-A (NATL)
6.250%, 07/01/2016	170	194
Yavapai County Industrial Development Authority, Waste Management Incorporated Project, Series A-1 (AMT)
4.900%, 03/01/2028	400	337

		2,278

Total Revenue Bonds		17,075

General Obligations – 13.7%
Centerra Community Facilities Distributors
5.500%, 07/15/2029	188	115
Chandler
4.375%, 07/01/2028	500	491
Greenlee County School District #18, Morenci School Improvement
5.000%, 07/01/2012	165	172
Pima County Unified School District #1, Tucson Project of 2004, Series C (FGIC) (NATL)
5.000%, 07/01/2027	1,000	997
Pinal County Unified School District #1, Florence School Improvement Project 2006, Series A (FGIC) (NATL)
5.000%, 07/01/2027	1,000	996
Tucson
5.500%, 07/01/2018	250	290

Total General Obligations		3,061

Certificates of Participation – 5.7%
Arizona School Facilities Board
5.250%, 09/01/2023	500	504
Northern Arizona University, Research Projects (AMBAC)
5.000%, 09/01/2023	140	139
Pinal County
5.000%, 12/01/2014	400	418
Tucson (NATL)
5.500%, 07/01/2015	200	200

Total Certificates of Participation		1,261

Total Municipal Bonds
(Cost $22,540)		21,397

Short-Term Investment – 2.1%
Federated Arizona Municipal Money Market Fund
(Cost $457)	457,236	457

Total Investments ▲ – 98.3%
(Cost $22,997)		21,854

Other Assets and Liabilities, Net – 1.7%		386

Total Net Assets 100.0%		$22,240

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $23,034. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$476
Gross unrealized depreciation	(1,656)

Net unrealized depreciation	$(1,180)

ACA –	ACA Financial Guaranty Corporation

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to AMT was $437 which represents 2.0% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

GNMA –	Government National Mortgage Association

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

The accompanying notes are an integral part of the financial statements.

34   First American Funds 2009 Annual Report

California Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 97.7%
Revenue Bonds – 67.3%
Continuing Care Retirement Communities – 1.3%
Association of Bay Area Governments Financial Authority, Lincoln Glen Manor Senior Citizens (CMI)
6.100%, 02/15/2025	$250	$250
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
5.000%, 11/15/2012	500	517
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	300	206
La Verne, Brethren Hillcrest Homes, Series B (ACA)
5.600%, 02/15/2033	500	330

		1,303

Economic Development – 1.0%
Port of Oakland, Series B (NATL)
5.000%, 11/01/2018	1,000	1,011

Education – 12.5%
Association of Bay Area Governments Financial Authority, Schools of the Sacred Heart, Series A, Escrowed to Maturity
5.900%, 06/01/2010 §	200	210
California Educational Facilities Authority,
Series B, Escrowed to Maturity
6.000%, 06/01/2010 §	410	431
6.000%, 06/01/2010 §	85	89
Series B, Pre-refunded 06/01/2010 @ 101
6.625%, 06/01/2020 ◊	180	191
6.625%, 06/01/2020 ◊	35	37
California Educational Facilities Authority, Claremont Graduate University, Series A
4.750%, 03/01/2020	755	735
5.000%, 03/01/2020	240	241
5.000%, 03/01/2023	865	834
5.125%, 03/01/2028	500	472
California Educational Facilities Authority, Fresno Pacific University, Series A
6.750%, 03/01/2019	380	347
California Educational Facilities Authority, Golden Gate University
5.000%, 10/01/2020	505	414
California Educational Facilities Authority, Lutheran University, Series C
4.750%, 10/01/2015	675	637
California Educational Facilities Authority, University of Redlands, Series A
5.000%, 10/01/2020	1,000	1,003
5.000%, 08/01/2028	1,000	929
California Educational Facilities Authority, University of the Pacific
5.000%, 11/01/2015	300	312
5.000%, 11/01/2030	1,000	870
California Educational Facilities Authority, Woodbury University
4.400%, 01/01/2015	450	406
4.500%, 01/01/2016	470	416
California Municipal Finance Authority, American Heritage Education Foundation Project, Series A
5.250%, 06/01/2026	400	316
California Municipal Finance Authority, Biola University
5.000%, 10/01/2018	1,000	936
5.625%, 10/01/2023	500	470
California Municipal Finance Authority, Loma Linda University
4.250%, 04/01/2018	300	291
4.375%, 04/01/2019	300	289
California State University, Series C (NATL)
5.000%, 11/01/2025	1,000	1,002
California Statewide Communities Development Authority, Viewpoint School (ACA)
4.125%, 10/01/2014	405	369

		12,247

Healthcare – 17.9%
Association of Bay Area Governments Financial Authority, Children’s Hospital & Research, Series A
4.500%, 12/01/2019	425	394
4.750%, 12/01/2022	350	315
California Health Facilities Financing Authority, Adventist Health System West, Series C
5.250%, 03/01/2021	500	479
California Health Facilities Financing Authority, Casa Colina
5.500%, 04/01/2013	350	354
California Health Facilities Financing Authority, Catholic Healthcare West,
Series G
5.500%, 07/01/2025	1,000	973
Series I Mandatory Put 07/01/2014 @ 100
4.950%, 07/01/2026	450	455
California Health Facilities Financing Authority, Marshall Medical Center, Series A (CMI)
4.750%, 11/01/2019	1,760	1,663
California Health Facilities Financing Authority, Scripps Health, Series A
5.000%, 10/01/2022	200	187
California Health Facilities Financing Authority, Sutter Health, Series A
5.000%, 08/15/2038	250	224
California Statewide Communities Development Authority, Adventist Health, Series A
5.000%, 03/01/2030	300	252
California Statewide Communities Development Authority, Catholic Healthcare West, Series C
5.625%, 07/01/2035	1,000	936
California Statewide Communities Development Authority, Daughters of Charity Health,
Series A
5.250%, 07/01/2030	100	79
Series G
5.250%, 07/01/2013	400	403
California Statewide Communities Development Authority, Elder Care Alliance, Series A Escrowed to Maturity
7.250%, 11/15/2011 §	410	439
California Statewide Communities Development Authority, Enloe Medical Center, Series A (CMI)
5.250%, 08/15/2019	125	126
5.500%, 08/15/2023	500	490

First American Funds 2009 Annual Report   35

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

California Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital, Series A (CMI)
5.000%, 10/01/2020	$500	$494
5.000%, 10/01/2027	400	365
Series B (AMBAC) (CMI)
5.200%, 10/01/2037	500	428
California Statewide Communities Development Authority, Jewish Home (CMI)
4.500%, 11/15/2019	560	535
5.000%, 11/15/2037	500	426
California Statewide Communities Development Authority, Kaiser Permanente, Series C Mandatory Put 06/01/2012 @ 100
3.850%, 11/01/2029	875	883
California Statewide Communities Development Authority, Redlands Community Hospital, Series A (RAAI)
5.000%, 04/01/2015	500	492
California Statewide Communities Development Authority, St. Joseph,
Series B (FGIC)
5.500%, 07/01/2027	1,100	1,098
Series C (FGIC)
5.500%, 07/01/2027	500	499
Loma Linda University Medical Center, Series A
5.000%, 12/01/2015	1,000	936
8.250%, 12/01/2038	1,000	1,049
Sierra View Health Care District
5.250%, 07/01/2024	1,000	903
5.300%, 07/01/2026	1,000	898
Turlock Health Facilities, Emanuel Medical Center
5.000%, 10/15/2024	1,000	762

		17,537

Housing – 2.4%
Aztec Shops, California Auxiliary Organization, San Diego State University
5.400%, 09/01/2011	1,035	1,048
California Rural Home Mortgage Finance Authority, Single Family Mortgage,
Series B (AMT) (FNMA) (GNMA)
5.650%, 06/01/2010	5	5
Series D (AMT) (FNMA) (GNMA)
5.250%, 06/01/2010	5	5
California Statewide Communities Development Authority, UCI East Campus
5.500%, 05/15/2026	410	358
Ventura County Area Housing Authority, Mira Vista Senior Apartments
Series A (AMBAC) (AMT)
5.150%, 12/01/2031	1,000	903

		2,319

Lease Revenue – 9.3%
Apple Valley Public Financing Authority, Town Hall Annex Project, Series A (AMBAC)
4.500%, 09/01/2017	535	534
5.000%, 09/01/2027	500	484
California Public Works Board, California Community Colleges, Series A
4.875%, 12/01/2018	200	194
Series B
5.500%, 06/01/2019	1,035	1,040
California Public Works Board, Department of Corrections & Rehabilitation, Series F (FGIC) (NATL)
5.000%, 11/01/2016	1,500	1,514
California Public Works Board, Department of Health Services, Series A (NATL)
5.200%, 11/01/2012	500	508
California Public Works Board, Department of Mental Health Coalinga, Series A
5.500%, 06/01/2016	540	552
California Public Works Board, Regents University of California, Series E
5.000%, 04/01/2034	1,250	1,185
Golden State Tobacco Securitization Corporation, California Tobacco Settlement,
Series A, Convertible CABs (FSA)
0.000% through 06/01/2010, thereafter 4.550%, 06/01/2022 ◗	1,900	1,585
Los Angeles Community Redevelopment Agency, Manchester Social Services Project (AMBAC)
5.000%, 09/01/2016	1,200	1,246
Yuba Levee Financing Authority Project, Series A (AGTY)
5.000%, 09/01/2038	250	231

		9,073

Miscellaneous – 3.9%
California Infrastructure & Economic Development, Salvation Army Western (AMBAC)
4.000%, 09/01/2018	1,000	998
Golden West Schools Financing Authority, Series A (NATL)
5.700%, 02/01/2013	720	785
5.750%, 02/01/2014	770	843
5.800%, 08/01/2022	320	343
5.800%, 08/01/2023	345	370
Series A, Zero Coupon Bond (NATL)
3.242%, 02/01/2012 ¤	535	493

		3,832

Recreational Facility Authority – 1.4%
California Infrastructure & Economic Development, Performing Arts Center
4.000%, 12/01/2015	220	213
California State University Fresno Association, Auxiliary Organization Event Center, Pre-refunded 07/01/2012 @ 101
6.000%, 07/01/2022 ◊	1,000	1,148

		1,361

Tax Revenue – 9.0%
Antioch Area Public Facilities Financing Agency, Special Tax, Community Facilities District #1989-1 (AMBAC)
4.000%, 08/01/2018	1,000	874
Corona Redevelopment Agency, Tax Allocation, Temescal Canyon Project Area, Series A (AGTY)
4.125%, 11/01/2017	205	191

The accompanying notes are an integral part of the financial statements.

36   First American Funds 2009 Annual Report

California Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Grass Valley Redevelopment Agency, Tax Allocation
6.400%, 12/01/2034	$400	$394
Los Angeles County Community Facilities District #3, Special Tax, Improvement Area B,
Series A (AMBAC)
5.250%, 09/01/2018	715	719
Los Angeles Special Assessment, Landscape & Lighting, District #96-1
5.625%, 03/01/2019	200	206
Murrieta Community Facilities, Special Tax, District #2, The Oaks Improvement Area,
Series A
5.750%, 09/01/2020	375	323
Norco, Special Tax, Community Facilities District #97-1 (AGTY)
4.500%, 10/01/2016	260	256
4.875%, 10/01/2030	500	436
Palm Desert Financing Authority, Tax Allocation, Project Area #4, Series A (NATL)
4.750%, 10/01/2013	500	507
5.000%, 10/01/2029	1,000	847
Poway Unified School District, Special Tax, Community Facilities District #6 4S Ranch
5.000%, 09/01/2023	650	579
Rancho Cucamonga Redevelopment Agency, Tax Allocation, Series A (NATL)
4.125%, 09/01/2018	310	274
5.000%, 09/01/2034	500	399
San Bernardino Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project, Series A (RAAI)
5.000%, 09/01/2016	850	824
San Francisco City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay North Redevelopment Project, Series B (RAAI)
4.000%, 08/01/2012	295	285
4.100%, 08/01/2014	325	298
4.250%, 08/01/2016	250	221
4.375%, 08/01/2018	380	323
Sand City Redevelopment Agency, Tax Allocation,
Series A (AGTY)
4.000%, 11/01/2019	315	267
Soledad Redevelopment Agency, Tax Allocation,
Series A (SGI)
4.500%, 12/01/2016	205	192
South Tahoe Redevelopment Agency, Special Tax, Community Facilities District #2001-1
4.400%, 10/01/2015	120	105
4.500%, 10/01/2016	125	105
4.600%, 10/01/2018	280	224

		8,849

Transportation – 1.1%
Alameda Corridor Transportation Authority, Zero Coupon Bond (AMBAC)
5.430%, 10/01/2014 ¤	1,000	755
Puerto Rico Commonwealth Highway & Transportation Authority, Series X (IBC) (NATL)
5.500%, 07/01/2015	100	102
San Francisco City & County Airports Commission, SFO Fuel, Series A (AMT) (FSA)
5.625%, 01/01/2012	250	253

		1,110

Utilities – 7.5%
Banning Water Utility Authority, Enterprise Revenue, Referendum and Improvement Projects (FGIC) (NATL)
5.000%, 11/01/2020	1,025	1,029
5.000%, 11/01/2023	1,040	1,028
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project, Series A-2 (AMT)
5.400%, 04/01/2025	500	457
Series B (AMT)
5.000%, 07/01/2027	500	429
California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company, Series A Mandatory Put 04/01/2013 @ 100 (SGI)
4.100%, 04/01/2028	500	498
California Statewide Communities Development Authority, Water Revenue, Series B (FSA)
4.250%, 10/01/2017	125	129
Compton Sewer (IBC) (NATL)
5.375%, 09/01/2023	1,150	1,172
Imperial, Wastewater Treatment Facility (FGIC) (NATL)
5.000%, 10/15/2020	1,000	940
Norco, Financing Authority, Enterprise Revenue (FSA)
5.625%, 10/01/2034	1,000	1,004
Signal Hill, Water Revenue (NATL)
4.375%, 11/01/2018	345	346
Whittier Utility Authority, Water Revenue Series A (NATL)
4.400%, 06/01/2017	305	296
4.500%, 06/01/2018	65	63

		7,391

Total Revenue Bonds		66,033

General Obligations – 25.4%
Baldwin Park Unified School District, Election of 2002, Zero Coupon Bond (AMBAC)
5.717%, 08/01/2020 ¤	1,000	535
California
5.000%, 02/01/2024	500	469
5.125%, 04/01/2024	500	475
5.625%, 04/01/2026	600	591
Central Unified School District, Election of 2008, Series A (AGTY)
5.625%, 08/01/2033	500	511
College of the Sequoias, Visalia Area Improvement District #2, Election of 2008, Series A (AGTY)
5.250%, 08/01/2029	1,000	1,014
Corona-Norco Unified School District, Election of 2006, Series B (AGTY)
5.375%, 02/01/2034	500	503
Desert Sands Unified School District, Election of 2001
5.250%, 08/01/2023	350	367
Foothill-De Anza Community College District
6.000%, 08/01/2011	300	318
Grant Joint Union High School District, Election of 2006, Zero Coupon Bond (FSA)
6.450%, 08/01/2026 ¤	300	101

First American Funds 2009 Annual Report   37

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

California Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Grossmont Union High School District, Election of 2008, Series A
5.500%, 08/01/2031	$950	$979
Hemet Unified School District, Election of 2006, Series B (AGTY)
5.000%, 08/01/2030	600	592
Jefferson Union High School District, San Mateo County, Series A (NATL)
6.250%, 02/01/2014	300	323
6.250%, 08/01/2020	460	494
Long Beach Unified School District, Election of 2008, Series A
5.500%, 08/01/2029	500	518
Los Angeles Unified School District, Series D
5.000%, 01/01/2034	100	96
Los Angeles Unified School District, Election of 2002, Series B (AMBAC)
4.500%, 07/01/2025	1,375	1,300
Lucia Mar Unified School District (FGIC) (NATL)
5.250%, 08/01/2022	100	104
Oakland, Series A (NATL)
5.000%, 01/15/2026	435	437
Palm Springs Unified School District, Election of 2004, Series B (FSA)
4.750%, 08/01/2035	105	96
Pittsburg Unified School District, Election of 2006, Series B (FSA)
5.500%, 08/01/2034	1,155	1,167
Pomona Unified School District, Series A (NATL)
6.150%, 08/01/2015	500	559
5.950%, 02/01/2017	855	909
Poway Unified School District, Election of 2008, District 2007-1-A, Zero Coupon Bond
6.651%, 08/01/2029 ¤	5,000	1,344
Puerto Rico Commonwealth, Series B (FSA)
6.500%, 07/01/2015	1,000	1,117
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	100	98
Roseville Joint Union High School District, Series E
5.200%, 08/01/2020	600	617
Roseville Joint Union High School District, Election of 2004, Series B (FGIC) (NATL)
5.000%, 08/01/2018	550	587
San Bernardino Community College District, Election of 2002, Series A
6.500%, 08/01/2027	1,265	1,427
San Diego Unified School District, Election of 2008, Series A Convertible CABs
0.000% through 07/01/2019, thereafter 6.000%, 07/01/2033 ◗	2,000	1,095
San Mateo Union High School District, Election of 2000, Series B Zero Coupon Bond (FGIC) (NATL)
4.462%, 09/01/2017 ¤	1,000	697
Santa Ana Unified School District, Election of 2008, Series A
5.250%, 08/01/2028	1,000	1,004
Santa Barbara Community College District, Election of 2008, Series A
5.250%, 08/01/2027	1,000	1,026
Victor Valley Community College District, Election of 2008, Series A
5.000%, 08/01/2031	1,530	1,488
West Contra Costa Unified School District, Election of 2005, Series B
6.000%, 08/01/2024	1,100	1,192
West Covina Unified School District, Series A (NATL)
5.350%, 02/01/2020	770	773

Total General Obligations		24,923

Certificates of Participation – 5.0%
Escondido, Series A (FGIC) (NATL)
5.625%, 09/01/2020	140	146
Kern County Board of Education, Series A (NATL)
5.200%, 05/01/2012	325	331
Los Angeles, Sonnenblick del Rio, West Los Angeles (AMBAC)
5.375%, 11/01/2010	210	214
6.000%, 11/01/2019	330	339
Oakdale Irrigation District, Water Facilities Project
5.500%, 08/01/2034	805	797
Pasadena, Series C
4.500%, 02/01/2026	200	190
Poway (AMBAC)
4.500%, 08/01/2016	585	591
Ramona Unified School District, Convertible CABs (FGIC) (NATL)
0.000% through 05/01/2012, thereafter 5.000%, 05/01/2032 ◗	500	400
Rowland Water District, Recycled Water Project
5.750%, 12/01/2024	565	596
5.750%, 12/01/2025	480	503
6.250%, 12/01/2039	500	519
Travis Unified School District (FGIC) (NATL)
4.500%, 09/01/2016	300	289

Total Certificates of Participation		4,915

Total Municipal Bonds
(Cost $99,200)		95,871

Short-Term Investment – 1.2%
Blackrock Liquidity Funds
(Cost $1,138)	1,138,184	1,138

Total Investments ▲ – 98.9%
(Cost $100,338)		97,009

Other Assets and Liabilities, Net – 1.1%		1,088

Total Net Assets – 100.0%		$98,097

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

The accompanying notes are an integral part of the financial statements.

38   First American Funds 2009 Annual Report

California Tax Free Fund (concluded)

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $100,338. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,241
Gross unrealized depreciation	(4,570)

Net unrealized depreciation	$(3,329)

ACA –	ACA Financial Guaranty Corporation

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $2,052, which represents 2.1% of total net assets.

CMI –	California Mortgage Insurance Program

FGIC –	Financial Guaranty Insurance Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

IBC –	Insured Bond Certificate

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.
California Tax Free Fund (concluded)

Colorado Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 99.0%
Revenue Bonds – 75.1%
Continuing Care Retirement Communities – 2.2%
Colorado Health Facilities Authority, Christian Living Communities Project, Series A
5.250%, 01/01/2014	$250	$247
5.750%, 01/01/2026	100	82
Colorado Health Facilities Authority, Covenant Retirement Communities
5.000%, 12/01/2016	500	465
5.250%, 12/01/2025	200	163
Series B
6.125%, 12/01/2033	350	294
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	225	137
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	100	80

		1,468

Education – 18.5%
Adams State College Auxiliary Facilities Improvement, Series A (STAID)
5.500%, 05/15/2034	1,340	1,370
5.500%, 05/15/2039	1,110	1,130
Anderson, Indiana, Economic Development, Anderson University Project
5.000%, 10/01/2032	350	247
Colorado Educational & Cultural Facilities Authority, Academy Charter School Project, Series A (SMO)
4.625%, 12/15/2028	330	287
Colorado Educational & Cultural Facilities Authority, Ave Maria School Project (RAAI)
4.750%, 12/01/2014	220	207
4.750%, 12/01/2015	230	211
4.850%, 12/01/2025	250	196
Pre-refunded 12/01/2010 @ 100 (RAAI)
6.000%, 12/01/2016 ◊	200	213
Colorado Educational & Cultural Facilities Authority, Bromley East Charter School Project
Series A, Escrowed to Maturity
6.250%, 09/15/2011 §	175	184
Colorado Educational & Cultural Facilities Authority, Charter School
5.625%, 05/01/2040	1,000	872
Colorado Educational & Cultural Facilities Authority, Charter School, James Irwin Foundation (CIFG) (STAID)
5.000%, 08/01/2027	250	244
Colorado Educational & Cultural Facilities Authority, Cheyenne Mountain Charter School,
Series A (SMO)
5.000%, 06/15/2018	240	247
5.000%, 06/15/2019	255	259
5.000%, 06/15/2020	265	266
5.250%, 06/15/2029	500	472
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School Escrowed to Maturity
6.375%, 12/01/2011 §	650	692

First American Funds 2009 Annual Report   39

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Colorado Educational & Cultural Facilities Authority, Front Range Christian School Project
(LOC: Evangelical Christian, Wescorp Credit Union)
4.500%, 04/01/2018	$225	$225
4.500%, 04/01/2019	240	236
5.000%, 04/01/2037	750	675
Colorado Educational & Cultural Facilities Authority, Northwest Nazarene
4.500%, 11/01/2015	690	636
Colorado School Mines Enterprise, Series A (STAID)
5.000%, 12/01/2029	475	478
Fort Lewis College Board, Trustees Enterprise, Series A (FGIC) (NATL)
4.375%, 10/01/2020	100	99
Series B-1 (FGIC) (NATL)
4.375%, 10/01/2020	300	296
University of Colorado Enterprise System,
Series A
5.750%, 06/01/2028	335	362
5.375%, 06/01/2032	500	516
University of Colorado Enterprise System, University of Colorado Regents (NATL)
5.000%, 06/01/2032	500	501
Western State College (STAID)
5.000%, 05/15/2034	1,000	958

		12,079

Healthcare – 17.5%
Aspen Valley Hospital District
4.375%, 10/15/2014	560	520
Boulder County, Longmont United Hospital Project (RAAI)
5.300%, 12/01/2010	330	334
Colorado Health Facilities Authority, Series B (FSA)
5.250%, 03/01/2036	600	574
Colorado Health Facilities Authority, Catholic Health Initiatives, Series D
5.125%, 10/01/2017	500	514
6.250%, 10/01/2033	500	532
Colorado Health Facilities Authority, Evangelical Lutheran
5.000%, 06/01/2016	350	351
6.900%, 12/01/2025	195	199
Pre-refunded 12/01/2010 @ 102
6.900%, 12/01/2025 ◊	305	338
Series A
5.250%, 06/01/2034	230	199
Colorado Health Facilities Authority, Health & Residential Care Facilities, Volunteers of America, Series A
5.000%, 07/01/2015	500	434
Colorado Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
5.250%, 12/01/2013	860	853
4.625%, 12/01/2024	325	244
Colorado Health Facilities Authority, National Jewish Medical & Research Center
5.375%, 01/01/2016	1,000	914
Colorado Health Facilities Authority, Parkview Medical Center Project, Escrowed to Maturity
5.600%, 09/01/2011 §	300	329
Series B
5.000%, 09/01/2018	500	492
Colorado Health Facilities Authority, Portercare Adventist Health Pre-refunded 11/15/2011 @ 101
6.500%, 11/15/2023 ◊	600	676
Colorado Health Facilities Authority, Poudre Valley Health Care, Series F
5.000%, 03/01/2025	350	303
Colorado Health Facilities Authority, The Devereux Foundation (RAAI)
4.200%, 11/01/2013	80	77
Colorado Health Facilities Authority, Valley View Hospital Association Project
5.500%, 05/15/2028	400	350
Series A (RAAI)
5.000%, 05/15/2012	165	165
5.000%, 05/15/2013	500	498
Colorado Health Facilities Authority, Yampa Valley Medical Center Project
5.000%, 09/15/2013	410	407
Colorado Health Facilities, Parkview Medical Center Project, Series B
5.000%, 09/01/2029	355	306
Colorado Springs Hospital (FSA)
5.250%, 12/15/2022	350	360
Delta County Memorial Hospital District Enterprise
5.350%, 09/01/2017	720	675
Denver Health & Hospital Authority, Healthcare,
Series A
4.750%, 12/01/2027	250	196
Halifax, Florida Hospital Medical Center, Series A
5.000%, 06/01/2038	325	250
La Junta, Arkansas Valley Regional Medical Center Project
6.100%, 04/01/2024	100	92
Montrose Memorial Hospital
5.450%, 12/01/2014	210	205
6.375%, 12/01/2023	105	97

		11,484

Housing – 4.6%
Colorado Educational & Cultural Facilities Authority, Student Housing, Campus Village Apartment
5.000%, 06/01/2022	810	767
5.500%, 06/01/2038	120	107
Colorado Housing & Finance Authority,
Series E-2 (AMT)
7.000%, 02/01/2030	35	36
Colorado Housing & Finance Authority, Multifamily Project, Series B-4, Class I
5.900%, 04/01/2031	100	100
Colorado Housing & Finance Authority, Single Family Program, Series B-2 (AMT)
7.100%, 04/01/2017	15	15
Denver City & County Housing Authority, Capital Funding Program, Three Towers Rehabilitation Project (AMT) (FSA)
4.000%, 05/01/2012	270	274
4.000%, 11/01/2012	270	274
4.550%, 11/01/2017	1,000	959
5.200%, 11/01/2027	500	477

		3,009

The accompanying notes are an integral part of the financial statements.

40   First American Funds 2009 Annual Report

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Lease Revenue – 0.8%
Puerto Rico Public Buildings Authority, Government Facilities, Series M-2 Mandatory Put 07/01/2012 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	$500	$494

Miscellaneous – 4.2%
Colorado Educational & Cultural Facilities Authority
5.250%, 06/01/2021	750	753
Colorado Educational & Cultural Facilities Authority, Colorado Public Radio
4.900%, 07/01/2010	265	267
Denver City & County, Helen G. Bonfils Foundation Project, Series B
5.125%, 12/01/2017	1,000	1,003
High Plains Metropolitan District,
Series B (LOC: Compass Bank)
4.375%, 12/01/2015	770	752

		2,775

Recreational Facility Authority – 0.3%
Hyland Hills Metropolitan Park & Recreation District, Special Revenue, Series A
6.100%, 12/15/2009	210	210

Revolving Funds – 0.1%
Colorado Water Resource & Power Development Authority, Small Water Resources,
Series A (FGIC) (NATL)
5.700%, 11/01/2015	55	56

Tax Revenue – 2.2%
Douglas County Sales & Use Tax Pre-refunded 10/15/2010 @ 100 (FSA)
5.625%, 10/15/2020 ◊	200	212
Larimer County Sales & Use Tax Pre-refunded 12/15/2010 @ 100 (AMBAC)
5.625%, 12/15/2018 ◊	100	107
Lone Tree Sales & Use Tax, Recreational Projects, Series A
5.000%, 12/01/2020	340	366
Park Meadows Business Improvement District, Shared Sales Tax
5.000%, 12/01/2017	250	199
5.300%, 12/01/2027	475	305
Superior Open Space Sales & Use Tax
5.000%, 06/01/2026	330	278

		1,467

Transportation – 13.0%
E-470 Public Highway Authority (NATL) Series B, Zero Coupon Bond
6.813%, 09/01/2017 ¤	1,575	911
7.158%, 09/01/2019 ¤	960	470
7.442%, 09/01/2022 ¤	1,000	382
Series C, Convertible CABs, 0.000% through 09/01/2011, thereafter 5.000%, 09/01/2017 ◗	500	480
Series D1 (NATL)
5.500%, 09/01/2024	300	265
Eagle County Air Terminal, Airport Terminal Improvement Project, Series B (AMT)
5.250%, 05/01/2020	205	142
Northwest Parkway Public Highway Authority, Convertible CABs, Escrowed to Maturity (AMBAC) 0.000% through 06/15/2011, thereafter 5.250%, 06/15/2015 § ◗	2,500	2,534
Escrowed to Maturity (FSA) 0.000% through 06/15/2011, thereafter 5.350%, 06/15/2016 § ◗	1,000	1,019
Escrowed to Maturity(FSA) 0.000% through 06/15/2011, thereafter 5.200%, 06/15/2014 § ◗	1,000	1,008
Pre-refunded 06/15/2016 @ 100 (AMBAC) 0.000% through 06/15/2011, thereafter 5.700%, 06/15/2021 ◊ ◗	1,000	1,034
Walker Field Public Airport Authority
4.500%, 12/01/2016	225	206
4.750%, 12/01/2027	75	59

		8,510

Utilities – 11.7%
Arkansas River Power Authority
6.000%, 10/01/2040	225	196
Aurora Water System, First Lien, Series A
4.750%, 08/01/2026	1,500	1,489
4.750%, 08/01/2027	125	123
Boulder Water & Sewer Pre-refunded 12/01/2010 @ 100
5.700%, 12/01/2019 ◊	300	321
Broomfield Water Activity Enterprise (NATL)
5.500%, 12/01/2017	500	526
5.500%, 12/01/2019	400	419
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT)
5.700%, 07/01/2018	250	241
Colorado Springs Utilities, Series C
5.500%, 11/15/2048	1,200	1,218
Denver City & County Wastewater (FGIC) (NATL)
5.250%, 11/01/2017	1,060	1,154
Eagle River Water & Sanitation District (AGTY)
5.000%, 12/01/2034	800	783
Fort Collins Wastewater Utility Enterprise (FSA)
5.500%, 12/01/2020	300	313
Public Authority for Colorado Energy Natural Gas
6.250%, 11/15/2028	425	398
Puerto Rico Electric Power Authority Series WW
5.250%, 07/01/2025	500	477

		7,658

Total Revenue Bonds		49,210

General Obligations – 17.3%
Adams & Arapahoe Counties School District, #28J, Aurora (STAID)
5.500%, 12/01/2021	300	334
5.500%, 12/01/2025	165	179
Antelope Water Systems, General Improvement District
4.875%, 12/01/2025	175	159
Boulder, Larimer & Weld Counties, St. Vrain Valley School District #RE1J (STAID)
5.000%, 12/15/2033	2,000	2,021
Denver City & County School District #1,
Series A (STAID)
5.000%, 12/01/2028	1,000	1,024

First American Funds 2009 Annual Report   41

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE

Denver West Metropolitan School District
4.125%, 12/01/2014	$150	$138
4.200%, 12/01/2015	480	433
Gunnison Watershed School District, #RE1J
Series 2009 (STAID)
5.250%, 12/01/2026	1,000	1,059
5.250%, 12/01/2033	1,800	1,843
North Range Metropolitan District #1 (ACA)
4.250%, 12/15/2018	560	390
Pueblo County School District #70, Pueblo Rural (FGIC) (NATL) (STAID)
5.000%, 12/01/2019	295	324
Puerto Rico Commonwealth, Series A
5.500%, 07/01/2018	500	484
Series C-7 (NATL)
6.000%, 07/01/2027	250	248
Puerto Rico Commonwealth, Public Improvement, Series A
5.250%, 07/01/2026	375	335
Rio Blanco County School District, #RE1, Meeker (STAID)
5.250%, 12/01/2022	500	534
5.250%, 12/01/2024	150	159
SBC Metropolitan School District (ACA)
4.250%, 12/01/2015	445	450
Westglenn Metropolitan School District
6.000%, 12/01/2014	1,220	1,227

Total General Obligations		11,341

Certificates of Participation – 6.6%
Broomfield Open Space Park & Recreation Facilities (AMBAC)
5.500%, 12/01/2020	800	827
Colorado Higher Education Capital Construction Lease
5.500%, 11/01/2019	425	462
5.500%, 11/01/2027	1,720	1,786
Colorado Springs, Public Facilities Authority, Old City Hall Project (FSA)
5.500%, 12/01/2020	200	208
Garfield County Building Corporation (AMBAC)
5.300%, 12/01/2011	400	410
Pueblo County, Capital Construction Corporation
4.400%, 12/01/2016	410	412
5.000%, 12/01/2024	200	192

Total Certificates of Participation		4,297

Total Municipal Bonds
(Cost $65,861)		64,848

Short-Term Investment – 0.6%
First American Tax Free Obligations Fund, Class Z Å
(Cost $400)	399,662	400

Total Investments ▲ – 99.6%
(Cost $66,261)		65,248

Other Assets and Liabilities, Net – 0.4%		252

Total Net Assets 100.0%		$65,500

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.
Colorado Tax Free Fund (concluded)

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $66,261. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,765
Gross unrealized depreciation	(2,778)

Net unrealized depreciation	$(1,013)

ACA –	ACA Financial Guaranty Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $2,418, which represents 3.7% of total net assets.

CIFG –	CDC IXIS Financial Guaranty

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

FSA –	Financial Security Assurance

LOC –	Letter of Credit

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SMO –	State Moral Obligation

STAID –	State Aid Withholding

The accompanying notes are an integral part of the financial statements.

42   First American Funds 2009 Annual Report

Intermediate Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 96.7%
Alabama – 1.6%
Revenue Bonds – 1.3%
Anniston Regional Medical Center Board, Northeast Alabama Regional Medical Center Project, Escrowed to Maturity
8.000%, 07/01/2011 §	$890	$950
Health Care Authority for Baptist Health, Series D
5.000%, 11/15/2015	755	735
Huntsville Electric System (FSA)
4.000%, 12/01/2018	1,130	1,159
University of Alabama at Birmingham Hospital, Series A
5.000%, 09/01/2018	1,500	1,531
5.750%, 09/01/2022	4,000	4,173

		8,548

General Obligation – 0.3%
Mobile, Series B
5.000%, 02/15/2020	2,000	2,161

		10,709

Alaska – 0.0%
Revenue Bond – 0.0%
Aleutians East Borough Project, Aleutian Pribilof Islands (ACA)
4.375%, 06/01/2015	400	318

Arizona – 4.3%
Revenue Bonds – 2.6%
Arizona Game & Fish Department, AGF Administration Building Project
4.500%, 07/01/2015	150	154
Arizona Health Facilities Authority, The Terraces Project, Series A
Pre-refunded 11/15/2013 @ 101
7.500%, 11/15/2023 ◊	3,300	3,926
Gilbert Public Facilities Municipal Property Corporation
5.500%, 07/01/2027	6,000	6,191
Phoenix Street & Highway User, Escrowed to Maturity
6.500%, 07/01/2009 §	180	180
6.250%, 07/01/2011 §	900	916
Scottsdale Industrial Development Authority Hospital, Scottsdale Healthcare, Series A
5.000%, 09/01/2020	1,000	978
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	1,022	959
Tucson Airport Authority (FSA)
5.000%, 06/01/2013	3,760	4,147

		17,451

General Obligations – 1.1%
Coconino & Yavapai Counties Joint Unified School District #9, Sedona School Improvement Project 2007, Series B
5.375%, 07/01/2028	1,350	1,376
Gila County Unified School District #10, Payson School Improvement Project of 2006,
Series A, 1.000% through 07/01/2009, thereafter 5.000% (AMBAC)
1.000%, 07/01/2016	1,000	994
1.000%, 07/01/2017	1,050	1,031
Maricopa County School District #69, Paradise Valley (NATL)
5.300%, 07/01/2011	1,000	1,067
Maricopa County Unified School District #48, Scottsdale School Improvement Project 2004, Series B (FSA)
4.750%, 07/01/2018	1,150	1,234
Pima County Unified School District #1, Tucson Project of 2004, Series C (FGIC) (NATL)
4.375%, 07/01/2018	1,000	1,016
4.500%, 07/01/2019	1,000	1,014

		7,732

Certificate of Participation – 0.6%
Arizona Board of Regents, Series B (AMBAC)
4.500%, 06/01/2018	4,120	4,186

		29,369

Arkansas – 0.6%
Revenue Bonds – 0.6%
North Little Rock Health Facilities Board, Baptist Health, Series B
5.750%, 12/01/2021	1,000	1,030
Pulaski County Residential Housing Facilities Board, Escrowed to Maturity (FGIC) (FHA) (VA)
7.250%, 06/01/2010 §	380	399
University of Arkansas, Fayetteville, Series B (FGIC) (NATL)
4.500%, 11/01/2016	1,500	1,582
Washington County Hospital, Regional Medical Center, Series B
5.000%, 02/01/2016	1,145	1,123

		4,134

California – 7.2%
Revenue Bonds – 4.1%
Alameda Corridor Transportation Authority, Zero Coupon Bond (AMBAC)
5.430%, 10/01/2014 ¤	2,000	1,509
Apple Valley Redevelopment Agency, Tax Allocation, Project Area #2 (AMBAC)
4.500%, 06/01/2018	920	847
Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Children’s Hospital, Series A
4.500%, 12/01/2018	1,525	1,433
Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Elder Care Alliance (CMI)
4.500%, 08/15/2012	335	347
5.000%, 08/15/2017	1,215	1,233
California Department of Water Resources and Power Supply, Series H (FSA)
5.000%, 05/01/2022	1,000	1,025
California Educational Facilities Authority, Lutheran University, Series C
5.000%, 10/01/2024	1,000	861
California Health Facilities Financing Authority, Adventist Health System West, Series C
5.125%, 03/01/2020	500	481
California Health Facilities Financing Authority, Children’s Hospital of Orange County, Series A
5.750%, 11/01/2018	3,000	3,000

First American Funds 2009 Annual Report   43

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

California Municipal Finance Authority, Solid Waste Disposal, Waste Management Incorporated Project Mandatory Put 09/01/2009 @ 100 (AMT)
4.100%, 09/01/2014	$250	$250
California Public Works Board, Trustees California State University, Series D
6.000%, 04/01/2025	2,245	2,259
California Statewide Communities Development Authority, Elder Care Alliance, Series A Escrowed to Maturity
7.250%, 11/15/2011 §	795	852
California Statewide Communities Development Authority, Health Facilities, Adventist Health, Series A
5.000%, 03/01/2030	700	589
California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital, Series B (AMBAC) (CMI)
5.200%, 10/01/2037	1,000	857
California Statewide Communities Development Authority, Kaiser Permanente, Series C Mandatory Put 06/01/2012 @ 100
3.850%, 11/01/2029	1,180	1,191
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
5.000%, 11/15/2012	1,210	1,251
California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company, Series C Mandatory Put 11/01/2016 @ 100 (FGIC)
4.250%, 11/01/2033	500	455
Golden State Tobacco Securitization Corporation Pre-refunded 06/01/2010 @ 100
5.600%, 06/01/2028 ◊	2,450	2,565
Golden State Tobacco Securitization Corporation, California Tobacco Settlement, Series A Convertible CABs (FSA)
0.000% through 06/01/2010, thereafter 4.550%, 06/01/2022 ◗	2,350	1,960
Port Oakland Series B (NATL)
5.000%, 11/01/2018	1,470	1,487
San Bernardino County Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project, Series A (RAAI)
5.000%, 09/01/2016	575	557
Upland Community Redevelopment Agency, Tax Allocation, Merged Project (AMBAC)
4.250%, 09/01/2026	1,100	840
Whittier Public Financing Authority, Redevelopment Agency, Tax Allocation, Series A (AMBAC)
5.000%, 11/01/2021	995	922
Woodland Financial Authority (SGI)
4.700%, 03/01/2019	815	813

		27,584

General Obligations – 3.1%
ABC Unified School District, Series A (NATL)
4.900%, 02/01/2020	1,565	1,514
California
5.000%, 02/01/2016	1,000	1,019
5.000%, 02/01/2017	2,000	2,017
4.000%, 08/01/2017	2,000	1,893
5.000%, 11/01/2018	245	244
5.000%, 08/01/2019	500	493
5.000%, 02/01/2021	1,500	1,455
5.000%, 12/01/2023	1,000	947
5.125%, 04/01/2024	500	475
Pre-refunded 11/01/2011 @ 100
5.000%, 11/01/2018 ◊	15	16
Desert Sands Unified School District, Election of 2001
5.250%, 08/01/2023	500	525
5.000%, 08/01/2024	2,000	2,041
Grant Joint Union High School District, Election of 2006, Zero Coupon Bond (FSA)
6.450%, 08/01/2026 ¤	1,300	439
Roseville Joint Union High School District, Series E
5.100%, 08/01/2019	390	402
San Bernardino Community College District, Election of 2002, Series A
6.500%, 08/01/2027	1,000	1,128
San Mateo Unified High School District,
Series B, Zero Coupon Bond (FGIC) (NATL)
4.462%, 09/01/2017 ¤	1,000	697
Santa Ana Union School District, Election of 2008, Series A
5.250%, 08/01/2028	1,000	1,004
Santa Monica Community College District, 2002 Election, Series C, Zero Coupon Bond (NATL)
4.236%, 08/01/2016 ¤	2,000	1,483
Victor Elementary School District, Series A Zero Coupon Bond (FGIC) (NATL)
6.168%, 08/01/2023 ¤	2,030	863
West Contra Costa Unified School District, Election of 2005, Series B
6.000%, 08/01/2025	2,500	2,696

		21,351

		48,935

Colorado – 8.7%
Revenue Bonds – 8.0%
Adams County Pollution Control, Public Service Company, Colorado Project, Series A (NATL)
4.375%, 09/01/2017	5,000	4,329
Adams State College Auxiliary Facilities Improvement, Series A (STAID)
5.500%, 05/15/2039	525	534
Arapahoe County, Single Family Mortgage, Escrowed to Maturity, Zero Coupon Bond
1.192%, 09/01/2010 § ¤	9,320	9,192
Colorado Educational & Cultural Facilities Authority, Bromley East Charter School Project, Series A, Pre-refunded 09/15/2011 @ 100
6.750%, 09/15/2015 ◊	1,200	1,345
Colorado Educational & Cultural Facilities Authority, Cheyenne Mountain Charter School, Series A (SMO)
4.750%, 06/15/2022	175	168
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School, Escrowed to Maturity
6.375%, 12/01/2011 §	390	415
Pre-refunded 12/01/2011 @ 100
6.750%, 12/01/2016 ◊	1,500	1,701
7.250%, 12/01/2021 ◊	1,500	1,717
Colorado Educational & Cultural Facilities Authority, Pinnacle Charter School Project, Escrowed to Maturity
5.250%, 12/01/2011 §	630	665

The accompanying notes are an integral part of the financial statements.

44   First American Funds 2009 Annual Report

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Colorado Health Facilities Authority, Catholic Health, Series C-7 (FSA)
4.350%, 09/01/2020	$725	$700
Colorado Health Facilities Authority, Catholic Health Initiatives, Series D
5.125%, 10/01/2017	1,500	1,542
Colorado Health Facilities Authority, Christian Living Communities Project, Series A
5.250%, 01/01/2014	600	593
5.250%, 01/01/2015	620	604
Colorado Health Facilities Authority, Covenant Retirement Communities
5.000%, 12/01/2016	500	465
Colorado Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
4.250%, 12/01/2015	1,250	1,137
Colorado Health Facilities Authority, Parkview Medical Center
5.000%, 09/01/2016	640	646
Colorado Health Facilities Authority, Retirement Facilities, Liberty, Series B Escrowed to Maturity, Zero Coupon Bond
4.603%, 07/15/2020 § ¤	10,000	6,050
Colorado Health Facilities Authority, Valley View Hospital Association Project, Series A (RAAI)
5.000%, 05/15/2012	500	501
5.000%, 05/15/2013	405	403
Colorado Springs Hospital, Series B (AMBAC)
3.670%, 12/15/2024 Y	5,000	5,000
E-470 Public Highway Authority, Series C Convertible CABs, (NATL)
0.000% through 09/01/2011, thereafter 5.000%, 09/01/2017 ◗	1,500	1,442
High Plains Metropolitan District, Series B (LOC: Compass Bank)
4.375%, 12/01/2015	320	312
Hyland Hills Metropolitan Park & Recreation District, Special Revenue (ACA)
5.000%, 12/15/2015	500	450
Mesa County
Escrowed to Maturity, Zero Coupon Bond
1.551%, 12/01/2011 § ¤	5,500	5,298
Montrose Memorial Hospital
5.700%, 12/01/2017	2,170	2,080
Northwest Parkway Public Highway Authority Convertible CABs, Escrowed to Maturity (AMBAC)
0.000% through 06/15/2011, thereafter 5.250%, 06/15/2015 § ◗	2,750	2,788
Platte River Power Authority, Series GG (FSA)
4.500%, 06/01/2017	1,725	1,871
Walker Field Public Airport Authority
5.000%, 12/01/2022	1,000	883
Western State College (STAID)
5.000%, 05/15/2028	570	565
5.000%, 05/15/2029	500	491

		53,887

General Obligations – 0.3%
Adams & Arapahoe Counties Joint School District, #28J, Aurora (STAID)
5.500%, 12/01/2021	1,125	1,251
North Range Metropolitan District #1 (ACA)
4.300%, 12/15/2019	1,000	675

		1,926

Certificates of Participation – 0.4%
Colorado Higher Education, Capital Construction Lease Program
5.250%, 11/01/2023	1,500	1,562
Rangeview Library District Projects (AGTY)
4.500%, 12/15/2020	1,465	1,506

		3,068

		58,881

Connecticut – 0.1%
Revenue Bond – 0.1%
Connecticut Health & Educational Facilities Authority, Griffin Hospital, Series B (RAAI)
5.000%, 07/01/2014	1,000	983

Florida – 1.9%
Revenue Bonds – 1.6%
Halifax Hospital Medical Center, Series A
5.250%, 06/01/2026	2,250	1,943
Highlands County Health Facilities Authority, Adventist Health/Sunbelt, Series A Mandatory Put 11/17/2015 @ 100
6.500%, 11/15/2038	2,000	2,225
Miami-Dade County Educational Facilities Authority, University of Miami, Series A
5.150%, 04/01/2023	2,520	2,528
North Brevard County Hospital, Parrish Medical Center Project
5.500%, 10/01/2028	2,100	2,042
Palm Beach County Health Facilities Authority, Abbey Delray South, Life Care Retirement Community
5.250%, 10/01/2013	1,400	1,349
Vero Beach Electric, Series A (FSA)
4.000%, 12/01/2019	350	343

		10,430

Certificate of Participation – 0.3%
Clay County School Board, Series B (NATL)
5.000%, 07/01/2018	2,205	2,203

		12,633

Georgia – 1.3%
Revenue Bonds – 1.1%
Atlanta Tax Allocation, Atlantic Station Project (AGTY)
4.375%, 12/01/2018	2,000	1,939
Fulton County Residential Care Facilities, Canterbury Court Project, Series A
5.800%, 02/15/2018	4,500	3,833
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health, Series A
5.250%, 08/01/2023	2,000	1,973

		7,745

First American Funds 2009 Annual Report   45

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

General Obligations – 0.2%
Fayette County School District, Convertible CABs
(FSA)
0.000% through 09/01/2010, thereafter 4.150%, 03/01/2014 ◗	$500	$509
0.000% through 09/01/2010, thereafter 4.250%, 03/01/2015 ◗	265	271
0.000% through 09/01/2010, thereafter 4.350%, 03/01/2016 ◗	300	306

		1,086

		8,831

Idaho – 0.7%
Revenue Bonds – 0.6%
Idaho Health Facilities Authority, Trinity Health Group, Series B
6.000%, 12/01/2023	3,000	3,193
University of Idaho, Series B Mandatory Put 04/01/2018 @ 100 (FSA)
4.500%, 04/01/2041	1,000	1,000

		4,193

Certificates of Participation – 0.1%
Madison County Hospital
5.000%, 09/01/2012	500	491
5.250%, 09/01/2016	150	142

		633

		4,826

Illinois – 17.1%
Revenue Bonds – 7.5%
Chicago Water
Zero Coupon Bond (FGIC) (NATL)
1.075%, 11/01/2009 ¤	6,450	6,427
Chicago, Midway Airport Project, Series C (NATL)
5.500%, 01/01/2014	1,300	1,419
Granite Single Family Mortgage, Series C Escrowed to Maturity
7.750%, 10/01/2011 §	395	431
Illinois Development Finance Authority, Elgin School District, Zero Coupon Bond (FSA)
4.249%, 01/01/2018 ¤	2,750	1,923
Illinois Development Finance Authority, Elmhurst Community School District #205 Pre-refunded 01/01/2011 @ 100 (FSA)
6.375%, 01/01/2013 ◊	1,025	1,102
Illinois Development Finance Authority, Midwestern University, Series B
Pre-refunded 05/15/2011 @ 101
5.750%, 05/15/2016 ◊	350	382
Illinois Educational Facilities Authority, Art Institute of Chicago Mandatory Put 03/01/2017 @ 100
4.750%, 03/01/2030	1,000	1,056
Illinois Educational Facilities Authority, Art Institute of Chicago Mandatory Put 03/01/2016 @ 100
4.125%, 03/01/2030	500	512
Illinois Finance Authority, Clare at Water Tower Project, Series A
5.400%, 05/15/2014	1,000	700
5.500%, 05/15/2015	1,000	650
Illinois Finance Authority, Edward Hospital,
Series A (AMBAC)
6.000%, 02/01/2025	1,200	1,206
6.000%, 02/01/2026	1,280	1,283
6.000%, 02/01/2028	500	498
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	1,000	685
Illinois Finance Authority, Friendship Village Schaumburg, Series A
5.000%, 02/15/2015	2,500	2,234
Illinois Finance Authority, Landing at Plymouth Project, Series A
5.250%, 05/15/2014	1,320	1,212
Illinois Finance Authority, OSF Healthcare System, Series A
7.000%, 11/15/2029	4,000	4,132
Illinois Finance Authority, Peoples Gas, Light and Coke Co., Series A Mandatory Put 06/01/2016 @ 100 (AMBAC)
4.300%, 06/01/2035	1,500	1,470
Illinois Finance Authority, Roosevelt University
5.250%, 04/01/2022	500	460
5.400%, 04/01/2027	1,750	1,566
Illinois Finance Authority, Rush University Medical Center, Series A
6.750%, 11/01/2024	2,000	2,141
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.500%, 02/15/2014	2,430	2,285
Illinois Health Facilities Authority, Evangelical Escrowed to Maturity
6.750%, 04/15/2012 §	845	887
Illinois Health Facilities Authority, Mercy Hospital & Medical Center, Escrowed to Maturity
10.000%, 01/01/2015 §	525	653
Illinois Sales Tax, Series S
5.100%, 06/15/2010	2,000	2,087
Illinois Sports Facilities Authority, State Tax Supported, Convertible CABs (AMBAC)
0.000% through 06/15/2010, thereafter 4.750%, 06/15/2013 ◗	1,405	1,452
0.000% through 06/15/2010, thereafter 5.100%, 06/15/2016 ◗	1,620	1,689
Metropolitan Pier & Exposition Authority, State Sales Tax,
Series A (FGIC) (NATL)
5.550%, 12/15/2011	675	693
Series B, Convertible CABs (NATL)
0.000% through 06/15/2012, thereafter 5.200%, 06/15/2017 ◗	1,000	956
Morton Grove, Residential Housing Escrowed to Maturity (NATL)
7.350%, 09/01/2009 §	5,570	5,635
Southwestern Illinois Development Authority, Anderson Hospital
5.125%, 08/15/2026	2,000	1,617

The accompanying notes are an integral part of the financial statements.

46   First American Funds 2009 Annual Report

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Southwestern Illinois Development Authority, Local Government Program, Triad School District #2 (NATL)
5.000%, 10/01/2018	$1,000	$1,049

		50,492

General Obligations – 9.6%
Bolingbrook Park District, Series A (CIFG)
4.500%, 01/01/2017	1,840	1,912
Chicago, Series A, Convertible CABs (NATL)
0.000% through 01/01/2011, thereafter 5.300%, 01/01/2016 ◗	2,000	2,102
Chicago City Colleges Zero Coupon Bond (FGIC) (NATL)
3.271%, 01/01/2015 ¤	7,000	5,856
Chicago Park District, Limited Tax,
Series B (AMBAC)
5.000%, 01/01/2020	5,545	5,777
Chicago Project & Refunding, Series A (FGIC) (NATL)
5.250%, 01/01/2011	2,345	2,475
Series A, Escrowed to Maturity (FGIC)
5.250%, 01/01/2011 §	2,655	2,827
Cook County, Series A (NATL)
6.250%, 11/15/2011	1,000	1,108
Cook County School District #102, La Grange Zero Coupon Bond (FGIC) (NATL)
3.139%, 12/01/2013 ¤	2,440	2,126
Cook County Community Unit School District #401, Elmwood Park Zero Coupon Bond (FSA)
2.409%, 12/01/2011 ¤	3,625	3,421
Cook County High School District #205, Thornton Township (AGTY)
5.250%, 12/01/2021	3,465	3,750
Cook County High School District #209, Proviso Township (FSA)
5.000%, 12/01/2016	1,000	1,113
Cook County School District #123, Oak Lawn, Zero Coupon Bond (NATL)
4.099%, 12/01/2015 ¤	2,250	1,734
Cook County School District #88, Bellwood, Series B (FSA)
5.000%, 12/01/2017	1,675	1,795
Du Page County Community High School District #94, West Chicago (FSA)
7.250%, 11/01/2009	1,780	1,819
Elk Grove Village (NATL)
4.125%, 01/01/2019	1,000	1,023
Grundy & Will Counties Community Unit School District #1
5.875%, 02/01/2019	1,550	1,739
5.875%, 02/01/2022	2,100	2,306
5.875%, 02/01/2024	2,545	2,768
Illinois, First Series
5.500%, 08/01/2015	4,500	4,674
Lake County School District #56, Gurnee (FGIC) (NATL)
8.375%, 01/01/2010	1,290	1,336
Madison & Jersey Counties Unit School District #11, Alton, Zero Coupon Bond (FSA)
4.802%, 12/01/2019 ¤	2,100	1,281
McCook
5.000%, 12/01/2026	500	502
5.100%, 12/01/2028	1,000	984
Rockford School District #205 (FGIC) (NATL)
5.000%, 02/01/2014	500	541
Southwestern Illinois Development Authority, Edwardsville Community (FSA)
5.000%, 12/01/2017	1,000	1,101
St Clair County, Alternative Revenue Source
4.500%, 10/01/2020 «	1,000	1,012
5.000%, 10/01/2022 «	1,100	1,139
Will & Grundy Counties Community College District #525, Joliet Junior College
6.250%, 06/01/2024	535	605
5.750%, 06/01/2025	1,150	1,252
5.750%, 06/01/2026	310	336
Will County School District #86, Joliet Zero Coupon Bond (FSA)
4.172%, 11/01/2017 ¤	3,870	2,743
Winnebago County School District #122, Harlem-Love Park, Zero Coupon Bond (FSA)
4.950%, 01/01/2017 ¤	3,000	2,079

		65,236

		115,728

Indiana – 1.3%
Revenue Bonds – 1.1%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2017	710	632
Avon Community School Building Corporation, First Mortgage (AMBAC) (STAID)
4.500%, 07/15/2020	1,000	1,000
Indiana Transportation Finance Authority, Series A, Escrowed to Maturity (AMBAC)
5.750%, 06/01/2012 §	180	194
Series A (AMBAC)
5.750%, 06/01/2012	1,820	2,026
Indiana University, Series K Zero Coupon Bond (NATL)
1.705%, 08/01/2011 ¤	250	241
Portage Township Multi-School Building Corporation, First Mortgage (NATL) (STAID)
4.000%, 07/15/2018	1,250	1,281
St. Joseph County Economic Development, Holy Cross Village, Notre Dame Project, Series A
5.750%, 05/15/2016	450	401
5.550%, 05/15/2019	230	187
St. Joseph County Hospital Authority, Memorial Health System, Series A (NATL)
4.750%, 08/15/2012	1,000	1,006
Zionsville Community Schools Building, First Mortgage, Pre-refunded 01/15/2012 @ 100 (FGIC) (STAID)
5.750%, 07/15/2015 ◊	775	861

		7,829

General Obligation – 0.2%
Gary Sanitation District, Special Taxing District (RAAI)
3.750%, 02/01/2011	1,260	1,243

		9,072

Iowa – 1.4%
Revenue Bonds – 1.4%
Iowa Finance Authority, Retirement Community, Friendship Haven Project, Series A
5.750%, 11/15/2019	500	412

First American Funds 2009 Annual Report   47

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Iowa Higher Education Authority, Private College Facility, Central College Project (RAAI)
5.450%, 10/01/2026	$1,000	$940
Iowa Higher Education Authority, Wartburg College Project, Pre-refunded 10/01/2012 @ 100 (ACA)
5.500%, 10/01/2028 ◊	2,000	2,259
Series A
4.700%, 10/01/2016	925	871
4.750%, 10/01/2017	1,100	1,020
4.800%, 10/01/2018	1,155	1,056
5.000%, 10/01/2023	1,475	1,286
Muscatine Electric, Escrowed to Maturity
9.700%, 01/01/2013 §	1,140	1,341

		9,185

Kansas – 3.4%
Revenue Bonds – 2.6%
Johnson County Residual, Escrowed to Maturity, Zero Coupon Bond
1.956%, 05/01/2012 § ¤	7,500	7,097
Kansas Development Finance Authority, Adventist Health
5.500%, 11/15/2023 «	2,200	2,240
Kansas Development Finance Authority, Health Facilities, Hays Medical Center, Series L
4.500%, 11/15/2017	1,405	1,378
Kansas Development Finance Authority, Health Facilities, Stormont-Vail Healthcare Services, Series F
5.000%, 11/15/2021	500	480
Kansas Development Finance Authority, Kansas State Projects, Series K (NATL)
4.500%, 11/01/2019	1,850	1,929
La Cygne Environmental Improvement, Kansas City Power & Light (SGI)
4.050%, 03/01/2015	1,000	1,028
Olathe Health Facilities, Olathe Medical Center
5.125%, 09/01/2021	1,000	990
Olathe Senior Living Facility, Catholic Care Campus, Series A
5.750%, 11/15/2013	700	673
5.750%, 11/15/2014	765	727
5.750%, 11/15/2015	820	760
Sedgwick & Shawnee Counties, Single Family Mortgages, Series A-2 (GNMA)
6.700%, 06/01/2029	240	245

		17,547

General Obligations – 0.8%
Johnson County Unified School District #231, Series B (AMBAC)
4.000%, 10/01/2017	500	503
Johnson County Unified School District #232, Series A (FSA)
4.250%, 09/01/2016	400	423
Johnson County Unified School District #512, Shawnee Mission
4.875%, 10/01/2019	2,000	2,177
Junction City, Series DU (FSA)
4.100%, 09/01/2020	1,500	1,489
Sedgwick County School District #267 (AMBAC)
5.250%, 11/01/2012	1,045	1,142

		5,734

		23,281

Kentucky – 0.6%
Revenue Bonds – 0.6%
Kentucky Economic Development Finance Authority, Louisville Arena Project, Subseries A-1 (AGTY)
5.750%, 12/01/2028	2,000	2,063
Kentucky Turnpike Authority, Escrowed to Maturity
7.200%, 07/01/2009 §	245	245
6.000%, 07/01/2011 §	365	388
Louisville/Jefferson County Metropolitan Government College, Bellarmine University, Series A
6.000%, 05/01/2028	1,135	1,125

		3,821

Louisiana – 0.6%
Revenue Bonds – 0.3%
Louisiana Local Government Environmental Facilities, Community Development Authority (AMT)
6.650%, 01/01/2025	475	384
St. Tammany Parish Sales Tax, District #3, Sales & Use Tax (CIFG)
5.000%, 06/01/2017	1,405	1,458

		1,842

General Obligations – 0.3%
Calcasieu Parish School District #23, Public School Improvement
4.600%, 02/15/2020	500	488
4.800%, 02/15/2022	200	196
Louisiana, Series B (CIFG)
5.000%, 07/15/2015	1,300	1,408

		2,092

		3,934

Maine – 0.4%
Revenue Bond – 0.1%
Maine Health & Higher Educational Facilities Authority, Series B (FGIC) (NATL)
4.125%, 07/01/2018	740	758

General Obligation – 0.3%
Maine Municipal Bond Bank, Series B (FSA)
5.750%, 11/01/2010	2,000	2,127

		2,885

Maryland – 0.2%
Revenue Bonds – 0.2%
Westminster Educational Facilities, McDaniel College
5.000%, 11/01/2013	350	370
4.000%, 11/01/2015	700	693

		1,063

Massachusetts – 2.5%
Revenue Bonds – 2.3%
Massachusetts Bay Transportation Authority, Series A (COMGTY)
6.250%, 03/01/2012	1,875	2,102
Massachusetts Bay Transportation Authority, General Transportation System Project, Series C (FGIC) (NATL)
5.750%, 03/01/2010	1,100	1,138
Massachusetts, Special Obligation, Series A
5.500%, 06/01/2013	1,000	1,128

The accompanying notes are an integral part of the financial statements.

48   First American Funds 2009 Annual Report

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Massachusetts Development Finance Agency, Health Care Facilities, Adventcare Project, Series A
6.650%, 10/15/2028	$2,500	$1,938
Massachusetts Health & Educational Facilities Authority, Berkshire Health System, Series F (AGTY)
5.000%, 10/01/2015	2,000	2,085
Massachusetts Health & Educational Facilities Authority, Caregroup, Series E-1
5.000%, 07/01/2028	250	223
Massachusetts Health & Educational Facilities Authority, Partners Healthcare System, Series A (NATL)
5.100%, 07/01/2010	3,000	3,007
Massachusetts Port Authority, Escrowed to Maturity
13.000%, 07/01/2013 §	2,935	3,628

		15,249

General Obligation – 0.2%
Springfield, State Qualified Municipal Purpose Loan (FSA) (STAID)
4.500%, 08/01/2020	1,400	1,467

		16,716

Michigan – 3.0%
Revenue Bonds – 2.4%
Detroit Water Supply System
Escrowed to Maturity (FGIC)
6.250%, 07/01/2012 §	230	245
Kalamazoo Hospital Finance Authority, Bronson Hospital, Series A (FSA)
5.000%, 05/15/2020	2,675	2,666
Michigan Grant Anticipation Bonds (FSA)
4.500%, 09/15/2015	1,000	1,043
Michigan Hospital Finance Authority, Henry Ford Health System, Series A Pre-refunded 03/01/2013 @ 100
5.500%, 03/01/2015 ◊	3,150	3,569
Michigan Municipal Board Authority, Local Government Loan Program, Group A, Series B (AMBAC)
5.000%, 12/01/2018	600	599
Romulus Economic Development Corporation, Partnership Project, Escrowed to Maturity
7.000%, 11/01/2015 §	1,300	1,615
Wayne Charter County Airport, Series A (AMT) (NATL)
5.250%, 12/01/2009	5,000	5,035
Western Michigan University (FSA)
5.000%, 11/15/2023	1,300	1,352

		16,124

General Obligations – 0.6%
Algonac Community Schools, School Building & Site, Series I (FSA) (MQSBLF)
4.000%, 05/01/2019	840	834
Constantine Public Schools (MQSBLF)
5.000%, 05/01/2016	1,075	1,168
Rochester Community School District, Series 1 Pre-refunded 05/01/2010 @ 100 (FGIC) (MQSBLF)
5.375%, 05/01/2011 ◊	2,000	2,081

		4,083

		20,207

Minnesota – 1.9%
Revenue Bonds – 1.9%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.375%, 02/01/2017	1,590	1,449
Minneapolis & St. Paul Metropolitan Airports Commission, Series A (NATL)
5.000%, 01/01/2019	1,165	1,196
Minneapolis Health Care System, Fairview Health Services, Series A
6.375%, 11/15/2023	2,000	2,112
Minneapolis Hospital, St. Mary’s Hospital & Rehabilitation Center, Escrowed to Maturity
10.000%, 06/01/2013 §	550	652
Minnesota Agricultural & Economic Development Board, Health Care System, Series A
5.875%, 11/15/2011	2,135	2,223
Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
5.500%, 05/01/2020	1,255	1,169
5.500%, 05/01/2021	815	752
Minnesota Higher Education Facilities Authority, College of Art & Design, Series 6-K
5.000%, 05/01/2012	295	313
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
5.250%, 12/01/2011	1,485	1,464
St. Paul Housing & Redevelopment Authority, Allina Health System, Series A (NATL)
5.000%, 11/15/2019	1,235	1,243

		12,573

Mississippi – 0.2%
Revenue Bond – 0.2%
Mississippi Hospital Equipment & Facilities Authority, Mississippi Baptist Health Systems, Series A
5.000%, 08/15/2016	1,440	1,415

Missouri – 1.9%
Revenue Bonds – 1.8%
Hannibal Industrial Development Authority, Health Facilities, Hannibal Regional Hospital
4.350%, 03/01/2014	1,405	1,372
Kansas City Special Obligation, East Village Project, Series B (AGTY)
5.000%, 04/15/2022	505	533
Missouri Development Finance Board Infrastructure Facilities, Independence-Crackerneck Creek, Series B
5.125%, 03/01/2022	2,000	1,805
Missouri Development Finance Board, Infrastructure Facilities, Independence Electric System Project, Series D
5.625%, 06/01/2029	1,250	1,257
Missouri Development Finance Board, Midwest Research Institute Project
5.000%, 11/01/2016	1,130	1,026
Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran, Series B
4.350%, 02/01/2015	850	782
4.375%, 02/01/2016	930	838
Missouri Joint Municipal Electric Utilities, Commission Power Project, Series A (AMBAC)
5.000%, 01/01/2018	2,000	2,081

First American Funds 2009 Annual Report   49

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Missouri Joint Municipal Electric Utilities, Commission Power Project, Plum Point Project (NATL)
4.200%, 01/01/2018	$1,000	$905
Osage Beach Tax Increment, Prewitts Point Project
4.800%, 05/01/2016	1,650	1,361

		11,960

Certificate of Participation – 0.1%
Missouri Development Finance Board, Infrastructure Facilities, Independence-Centerpoint, Series F
5.375%, 04/01/2024	1,000	959

		12,919

Montana – 0.5%
Revenue Bonds – 0.5%
Montana Facilities Finance Authority, Health Care Facilities, Master Loan Project, Northeast Montana, Series B
4.500%, 05/01/2018	405	408
Montana Facilities Finance Authority, Senior Living, St. Johns Lutheran, Series A
5.750%, 05/15/2016	1,800	1,568
6.000%, 05/15/2025	1,675	1,271

		3,247

Nebraska – 1.5%
Revenue Bonds – 1.5%
Douglas County Hospital Authority #2, Nebraska Medical Center, Clarkson Regional Health Guaranty (AGTY)
5.000%, 11/15/2011	2,860	2,962
Douglas County Hospital Authority #3, Methodist Health
5.750%, 11/01/2028	1,000	946
Douglas County Zoo Facilities, Omaha’s Henry Doorly Zoo Project
4.750%, 09/01/2017	745	759
4.750%, 09/01/2018	740	746
Lancaster County Hospital Authority #1, BryanLGH Medical Center Project
4.000%, 06/01/2018	2,000	1,870
Nebraska Investment Finance Authority, Great Plains Regional Medical Center Project (RAAI)
4.700%, 11/15/2011	500	517
4.800%, 11/15/2012	500	518
4.900%, 11/15/2013	600	619
Omaha Public Power District, Nebraska Electric, Series A
4.100%, 02/01/2019	1,370	1,399

		10,336

Nevada – 0.4%
Revenue Bonds – 0.3%
Carson City Hospital, Carson-Tahoe Hospital
5.750%, 09/01/2011	550	558
5.750%, 09/01/2012	580	588
Escrowed to Maturity
5.750%, 09/01/2011 §	450	491
5.750%, 09/01/2012 §	475	534

		2,171

General Obligation – 0.1%
Washoe County, Escrowed to Maturity
9.875%, 08/01/2009 §	820	827

		2,998

New Hampshire – 0.5%
Revenue Bonds – 0.5%
New Hampshire Health & Education Facilities Authority, Covenant Health
5.375%, 07/01/2024	1,250	1,155
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
5.500%, 07/01/2025	1,000	868
New Hampshire Municipal Bond Bank, Series A (NATL)
4.500%, 02/15/2020	1,300	1,371

		3,394

New Jersey – 0.3%
Revenue Bond – 0.3%
New Jersey Economic Development Authority, Cigarette Tax
5.500%, 06/15/2016	2,000	1,896

New York – 1.5%
Revenue Bond – 0.7%
Long Island Power Authority, Series B
5.250%, 12/01/2013	4,000	4,324

General Obligations – 0.8%
New York
Series A
5.750%, 08/01/2015	3,220	3,484
Series D
5.500%, 06/01/2012	2,000	2,191

		5,675

		9,999

North Carolina – 1.9%
Revenue Bonds – 1.8%
North Carolina Eastern Power Agency
Series A (AGTY)
5.250%, 01/01/2022	1,700	1,717
Series D
5.375%, 01/01/2013	2,955	3,162
North Carolina Capital Facilities Finance Agency, Education Facilities, Meredith College
5.250%, 06/01/2020	900	874
North Carolina Medical Care Commission, Health Care Facilities, First Mortgage Presbyterian, Series B
4.875%, 10/01/2013	2,035	1,971
5.000%, 10/01/2014	2,120	2,028
North Carolina, Municipal Power Agency #1, Catawba Electric, Series A (FSA)
5.250%, 01/01/2016	2,000	2,114

		11,866

Certificate of Participation – 0.1%
Randolph County (AMBAC)
5.000%, 02/01/2018	815	861

		12,727

The accompanying notes are an integral part of the financial statements.

50   First American Funds 2009 Annual Report

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

North Dakota – 0.2%
Revenue Bond – 0.1%
Ward County Health Care Facility, Trinity Obligated Group
5.000%, 07/01/2014	$1,180	$1,149

General Obligation – 0.1%
Mandan, Series D (NATL)
4.000%, 05/01/2017	460	463

		1,612

Ohio – 1.4%
Revenue Bonds – 0.8%
Lake County Hospital Facilities, Lake Hospital System, Series C
5.500%, 08/15/2024	1,230	1,110
Lorain County Hospital, Catholic Healthcare Partners, Series B (NATL)
5.375%, 09/01/2009	1,000	1,006
Miami County Hospital Facilities, Upper Valley Medical Center
5.250%, 05/15/2016	750	716
Ohio Higher Education Facilities, John Carroll University Project
4.000%, 04/01/2014	1,135	1,146
4.500%, 04/01/2015	1,000	1,029
Ohio Water Development Authority, Escrowed to Maturity
9.375%, 12/01/2010 §	380	400

		5,407

General Obligations – 0.4%
Barberton City School District (OSDCEP)
4.750%, 12/01/2021	1,260	1,314
Mason City School District (FSA)
4.375%, 12/01/2019	1,095	1,158
Richland County, Limited Tax, Correctional Facilities Improvement (AGTY)
5.875%, 12/01/2024	500	544

		3,016

Certificate of Participation – 0.2%
Akron (AGTY)
5.000%, 12/01/2015	1,000	1,104

		9,527

Oklahoma – 1.3%
Revenue Bonds – 1.3%
Cherokee County Economic Development Authority, Series A, Escrowed to Maturity Zero Coupon Bond (AMBAC)
1.522%, 11/01/2011 § ¤	3,340	3,224
McClain County Economic Development Authority, Educational Facilities Lease, Newcastle Public Schools Project
5.000%, 09/01/2009	510	511
5.000%, 09/01/2011	345	350
5.000%, 09/01/2012	355	360
4.125%, 09/01/2013	250	242
Oklahoma City Industrial & Cultural Facilities, Oklahoma City Project (AMT)
5.750%, 01/01/2023	1,430	1,052
South Oklahoma City Pre-refunded 02/01/2010 @ 100
9.750%, 02/01/2013 ◊	2,145	2,247
Tulsa Industrial Authority, Educational Facilities, Holland Hall School Project, Series B
4.600%, 12/01/2009	610	616

		8,602

Oregon – 0.2%
General Obligation – 0.2%
Yamhill County School District #40, McMinnville (FSA) (SBG)
5.000%, 06/15/2019	1,415	1,535

Pennsylvania – 1.6%
Revenue Bonds – 1.3%
Allegheny County Hospital, University of Pittsburgh Medical Center, Series B
5.000%, 06/15/2018	3,000	3,006
Delaware County College Authority, Neumann College
5.250%, 10/01/2020	535	505
5.375%, 10/01/2021	565	534
Delaware County Hospital Authority, Crozer-Chester Medical Center (RAAI)
5.000%, 12/15/2015	1,275	1,136
5.000%, 12/15/2017	1,405	1,200
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care
6.125%, 02/01/2028	1,000	664
Westmoreland County Industrial Development Authority, Retirement Community, Redstone, Series A
5.375%, 01/01/2014	1,100	1,025
5.500%, 01/01/2016	1,200	1,041

		9,111

General Obligations – 0.3%
Bethel Park School District
4.125%, 08/01/2020 (STAID)	1,315	1,312
Ephrata Area School District (FGIC) (NATL) (STAID)
4.500%, 04/15/2018	400	407

		1,719

		10,830

Puerto Rico – 0.7%
Revenue Bond – 0.2%
Puerto Rico Public Buildings Authority, Government Facilities, Series M-2 Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	1,000	988

General Obligation – 0.5%
Puerto Rico Commonwealth, Public Improvement, Series A
5.000%, 07/01/2020	4,000	3,632

		4,620

South Carolina – 1.4%
Revenue Bonds – 1.4%
Charleston Educational Excellence Financing Corporation, Charleston County School District Project
5.000%, 12/01/2013	2,000	2,162
Lexington County Health Services District, Pre-refunded 11/01/2013 @ 100
5.500%, 11/01/2023 ◊	2,000	2,293

First American Funds 2009 Annual Report   51

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

South Carolina Jobs Economic Development Authority, Palmetto Health Alliance
Series A
6.000%, 08/01/2013	$1,000	$1,031
Series C
6.000%, 08/01/2013	2,000	2,061
South Carolina Public Service Authority Series A (NATL)
5.500%, 01/01/2010	1,665	1,707

		9,254

South Dakota – 1.1%
Revenue Bonds – 0.8%
South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGTY)
5.125%, 08/01/2028	1,500	1,518
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
4.750%, 09/01/2011	530	540
5.000%, 09/01/2012	1,000	1,025
5.000%, 09/01/2013	1,000	1,023
5.000%, 09/01/2025	1,770	1,580

		5,686

Certificate of Participation – 0.3%
Deadwood, Series 2005 (ACA)
5.000%, 11/01/2018	2,385	2,021

		7,707

Tennessee – 4.5%
Revenue Bonds – 4.2%
Chattanooga Health, Educational & Housing Facilities Board, Catholic Health Initiatives, Series D
6.125%, 10/01/2028	2,265	2,403
Jackson Hospital, Jackson-Madison Project
5.250%, 04/01/2023	4,000	3,915
Memphis-Shelby Counties Sports Authority, Memphis Arena Project,
Series A
5.125%, 11/01/2024 «	3,900	3,825
Series B
5.250%, 11/01/2025 «	1,290	1,268
Series C (NATL)
5.000%, 11/01/2017	3,175	3,314
Metropolitan Government of Nashville & Davidson County, Water Sewer, Escrowed to Maturity
6.400%, 04/01/2011 §	1,030	1,127
Shelby County Health, Educational & Housing Facilities Board, Methodist Healthcare Pre-refunded 09/01/2012 @ 100
6.000%, 09/01/2016 ◊	565	641
6.000%, 09/01/2016 ◊	935	1,060
Shelby County Health, Educational & Housing Facilities Board, St. Jude Children’s Research
5.000%, 07/01/2009	100	100
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (RAAI)
5.000%, 09/01/2016	2,000	1,791
Escrowed to Maturity
6.250%, 09/01/2011 §	1,465	1,621
6.250%, 09/01/2012 §	1,085	1,242
Pre-refunded 09/01/2012 @ 101
6.500%, 09/01/2013 ◊	2,215	2,541
Tennessee Energy Acquisition Corporation, Gas Revenue, Series A
5.000%, 09/01/2014	3,500	3,388

		28,236

General Obligation – 0.3%
Memphis (NATL)
5.000%, 10/01/2016	2,000	2,226

		30,462

Texas – 10.2%
Revenue Bonds – 4.2%
Brazos River Harbor Navigation District, Brazoria County Environmental, Dow Chemical Company Project, Series A-5 Mandatory Put 05/15/2012 @ 100 (AMT)
5.700%, 05/15/2033	1,000	954
El Paso Water & Sewer, Series A (FSA)
4.000%, 03/01/2018	650	665
Grapevine Industrial Development Corporation, Air Cargo (AMT)
6.500%, 01/01/2024	480	385
Gregg County Health Facilities Development Corporation, Good Shepherd Medical Center Project, Series A
5.750%, 10/01/2009	2,895	2,903
5.000%, 10/01/2013	1,230	1,212
Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
7.125%, 12/01/2031	1,950	2,087
Houston Health Facilities Development Corporation, Buckingham Senior Living Community, Series A Pre-refunded 02/15/2014 @ 101
7.000%, 02/15/2023 ◊	2,000	2,361
League City Waterworks & Sewer System (FSA)
4.000%, 02/15/2018	1,230	1,260
4.375%, 02/15/2023	1,315	1,307
Lubbock Educational Facilities Authority, Lubbock Christian University
5.000%, 11/01/2016	1,000	933
North Texas Tollway Authority, First Tier, Series A
6.000%, 01/01/2024	2,500	2,633
Series E-3 Mandatory Put 01/01/2016 @ 100
5.750%, 01/01/2038	3,000	3,042
Odessa Housing Finance Corporation, Residual Value, Escrowed to Maturity Zero Coupon Bond (NATL)
1.965%, 06/01/2012 § ¤	1,465	1,384
San Leanna Education Facilities Corporation, Higher Education, Saint Edwards University Project
5.000%, 06/01/2019	575	556
Tarrant County Cultural Education Facilities, Finance Corporation Retirement Facilities, Northwest Senior Housing, Edgemere Project, Series A
5.750%, 11/15/2014	1,235	1,179
Texas Transportation Commission, First Tier
5.000%, 04/01/2017	2,000	2,249

The accompanying notes are an integral part of the financial statements.

52   First American Funds 2009 Annual Report

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Travis County Health Facilities, Development Corporation Retirement Facilities, Querencia Barton Creek Project
5.250%, 11/15/2017	$1,000	$783
5.500%, 11/15/2025	900	612
Tyler Health Facilities Development Corporation, Mother Frances Hospital
5.250%, 07/01/2012	1,000	990
Victoria Utilities Systems (AMBAC)
4.400%, 12/01/2019	1,000	1,012

		28,507

General Obligations – 6.0%
Alvin Independent School District, Schoolhouse (PSFG)
4.125%, 02/15/2019	1,110	1,149
Brownsville (NATL)
5.000%, 02/15/2017	2,125	2,240
Corinth (NATL)
4.500%, 02/15/2019	1,180	1,207
Dallas (NATL)
4.500%, 02/15/2027	5,000	5,000
Dallas County Utilities & Reclamation District
Series A (AMBAC)
5.150%, 02/15/2022	5,715	5,383
El Paso County (NATL)
5.000%, 02/15/2018	2,440	2,692
Elgin Independent School District, School Building (PSFG)
4.375%, 08/01/2019	1,120	1,183
Frisco (AMBAC)
4.500%, 02/15/2016	2,045	2,218
(FGIC) (NATL)
5.000%, 02/15/2018	1,125	1,148
5.000%, 02/15/2019	1,675	1,690
Galena Park Independent School District, School Building (PSFG)
4.000%, 08/15/2019	1,070	1,107
Giddings Independent School District, School Building, Series A (PSFG)
4.250%, 02/15/2019	875	917
Grand Prairie Independent School District, School Building, Series A (PSFG)
4.500%, 02/15/2018	635	684
Howard County Junior College District (AMBAC)
4.250%, 02/15/2018	715	723
Kaufman County (FSA)
5.000%, 02/15/2017	1,000	1,065
Lubbock, Water Works System, Series A (FSA)
4.500%, 02/15/2019	300	315
Mansfield Independent School District, School Building (PSFG)
5.000%, 02/15/2022	770	820
Montgomery County (FSA)
4.000%, 03/01/2017	220	228
North Harris Montgomery Community College District (FGIC) (NATL)
5.375%, 02/15/2015	95	102
Northwest Texas Independent School District (PSFG)
4.500%, 02/15/2026	1,000	1,003
Plano Independent School District, School Building, Series A
5.000%, 02/15/2025	1,000	1,055
San Angelo, Series A (NATL)
4.400%, 02/15/2019	875	912
San Antonio
4.125%, 02/01/2019	1,000	1,039
4.250%, 02/01/2020	1,140	1,176
Sunnyvale School District, School Building (PSFG)
4.400%, 02/15/2020	870	907
Teague Independent School District, School Building (PSFG)
5.000%, 02/15/2019	2,210	2,448
Texas, Water Financial Assistance, Series A
5.000%, 08/01/2017	1,500	1,694
Victoria Independent School District, School Building (PSFG)
5.000%, 02/15/2018	500	557

		40,662

		69,169

Utah – 0.7%
Revenue Bonds – 0.6%
Salt Lake & Sandy Metropolitan Water District, Series A (AMBAC)
5.000%, 07/01/2015	2,500	2,793
South Jordan, Sales Tax Pre-refunded 08/15/2011 @ 100 (AMBAC)
5.500%, 08/15/2018 ◊	1,000	1,095
Weber Basin Water Conservancy District, Series A (AMBAC)
4.375%, 10/01/2018	400	420

		4,308

General Obligation – 0.1%
Ashley Valley Water & Sewer Improvement District, Escrowed to Maturity (AMBAC)
10.900%, 01/01/2010 §	315	330

		4,638

Washington – 3.8%
Revenue Bonds – 0.6%
Snohomish County Housing Authority
6.300%, 04/01/2016	790	795
Washington Housing Finance Commission, Skyline at First Hill Project, Series B
5.100%, 01/01/2013	3,000	2,851

		3,646

General Obligations – 3.2%
Clark County School District #37, Vancouver (FSA)
5.250%, 12/01/2014	1,515	1,707
King County School District #401, Highline Public Schools (FSA) (SBG)
5.250%, 12/01/2025	500	532
King County School District #412, Shoreline (SBG)
5.750%, 12/01/2021	265	300
Snohomish County, Limited Tax (NATL)
5.375%, 12/01/2019	4,440	4,598
Pre-refunded 12/01/2011 @ 100 (NATL)
5.375%, 12/01/2019 ◊	560	614
Spokane County School District #356, Central Valley, Series B Zero Coupon Bond (FGIC) (NATL)
3.201%, 12/01/2014 ¤	5,690	4,791
Spokane County School District #81, Spokane (NATL)
5.000%, 06/01/2016	1,000	1,107

First American Funds 2009 Annual Report   53

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Washington Series C
5.500%, 07/01/2014	$2,275	$2,606
Series S-5, Zero Coupon Bond (FGIC) (NATL)
3.449%, 01/01/2016 ¤	3,000	2,402
Washington, Various Purpose, Series R-A (AMBAC)
5.000%, 01/01/2025	3,000	3,109

		21,766

		25,412

Wisconsin – 1.8%
Revenue Bonds – 1.6%
Franklin Solid Waste Disposal, Waste Management Wisconsin Income, Series A Mandatory Put 05/01/2016 @ 100 (AMT)
4.950%, 11/01/2016	2,000	1,860
Wisconsin Health & Educational Facilities Authority, Aurora Health Care Income, Series A
5.500%, 02/15/2020	1,500	1,443
Wisconsin Health & Educational Facilities Authority, Eastcastle Place Income Project
5.750%, 12/01/2019	2,000	1,718
Wisconsin Health & Educational Facilities Authority, Fort Healthcare Income Project
5.375%, 05/01/2018	1,250	1,176
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic, Series B
5.500%, 02/15/2013	850	867
Wisconsin Health & Educational Facilities Authority, Southwest Health Center, Series A
6.125%, 04/01/2024	1,500	1,241
Wisconsin Health & Educational Facilities Authority, Vernon Memorial Healthcare Income Project
4.650%, 03/01/2015	910	857
Wisconsin Health & Educational Facilities Authority, Wisconsin Medical College, Series A (NATL)
5.000%, 12/01/2015	1,450	1,502

		10,664

General Obligation – 0.2%
Door County, Series A Crossover Refunded 09/01/2011 @ 100 (FGIC)
5.125%, 09/01/2016 z	1,720	1,837

		12,501

Wyoming – 0.3%
Revenue Bond – 0.3%
Lincoln County, Pacificorp Project Mandatory Put 06/03/2013 @ 100 (AMT)
4.125%, 11/01/2025	2,250	2,233

Total Municipal Bonds
(Cost $647,866)		655,117

Short-Term Investments – 3.6%
Money Market Fund – 3.6%
First American Tax Free Obligations Fund, Class Z Å	24,253,795	$24,254

Variable Rate Demand Note ❖ – 0.0%
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Board Program, Series A-9 (LOC: Bank of America)
0.320%, 09/01/2036	$300	300

Total Short-Term Investments
(Cost $24,554)		24,554

Total Investments ▲ – 100.3%
(Cost $672,420)		679,671

Other Assets and Liabilities, Net – (0.3)%		(2,259)

Total Net Assets 100.0%		$677,412

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

Y	Auction rate security. The coupon rate shown represents the rate as of June 30, 2009.

«	Security purchased on a when-issued basis. On June 30, 2009, the total cost of investments purchased on a when-issued basis was $9,429 or 1.4% of total net assets. See note 2 in Notes to Financial Statements.

z	Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of June 30, 2009.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $672,420. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$24,710
Gross unrealized depreciation	(17,459)

Net unrealized appreciation	$7,251

ACA –	ACA Financial Guaranty Corporation

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $12,153, which represents 1.8% of total net assets.

CIFG –	CDC IXIS Financial Guaranty

CMI –	California Mortgage Insurance Program

COMTGY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Authority

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

The accompanying notes are an integral part of the financial statements.

54   First American Funds 2009 Annual Report

Intermediate Tax Free Fund (concluded)

LOC –	Letter of Credit

MQSBLF –	Michigan Qualified School Board Loan Fund Program

NATL –	National Public Finance Guarantee Corporation

OSDCEP –	Ohio School District Credit Enhancement Program

PSFG –	Permanent School Fund Guaranty

RAAI –	Radian Asset Assurance Inc.

SBG –	School Board Guaranty

SGI –	Syncora Guarantee Inc.

SMO –	State Moral Obligation

STAID –	State Aid Withholding

VA –	Veterans Administration
Intermediate Tax Free Fund (concluded)

Minnesota Intermediate Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 94.2%
Revenue Bonds – 66.5%
Continuing Care Retirement Communities – 1.0%
Columbia Heights Multifamily & Health Care Facilities, Crest View Corporation Projects, Series A
5.550%, 07/01/2027	$1,000	$738
Glencoe Health Care Facilities, Glencoe Regional Health Services Project
Pre-refunded 04/01/2011 @ 101
7.400%, 04/01/2021 ◊	1,000	1,117

		1,855

Economic Development – 1.5%
Minneapolis Community Development Agency,
Series G-3, Pre-refunded 12/01/2011 @ 100
5.350%, 12/01/2021 ◊	1,000	1,103
Minneapolis Development Revenue, Common Bond Series 1A (AMT)
4.550%, 12/01/2013	480	497
4.625%, 12/01/2014	505	520
Minneapolis Supported Development, Common Bond, Series 2A (AMT)
5.125%, 06/01/2022	1,000	892

		3,012

Education – 12.9%
Minneapolis, The Blake School Project
5.000%, 09/01/2012	445	466
Minnesota Colleges & Universities, Series A
4.000%, 10/01/2022	985	964
4.000%, 10/01/2023	1,755	1,699
Minnesota Higher Education Facilities Authority, Augsburg College,
Series 4-Y
5.000%, 10/01/2011	500	499
5.000%, 10/01/2012	500	496
Series 6-C
4.750%, 05/01/2018	1,075	988
Series 6-J1
5.000%, 05/01/2013	320	339
5.000%, 05/01/2016	375	391
5.000%, 05/01/2020	1,295	1,300
Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
5.500%, 05/01/2018	1,125	1,066
5.500%, 05/01/2019	1,185	1,114
5.500%, 05/01/2024	1,050	942
Minnesota Higher Education Facilities Authority, College of Art & Design,
Series 5-K
5.000%, 05/01/2011	170	175
Series 6-K
5.000%, 05/01/2013	310	328
5.000%, 05/01/2014	320	337
5.000%, 05/01/2015	340	358
5.000%, 05/01/2016	355	370
5.000%, 05/01/2017	370	383
Minnesota Higher Education Facilities Authority, St. Benedict College, Series V
4.500%, 03/01/2017	1,585	1,599
Minnesota Higher Education Facilities Authority, St. Catherine College, Series 5-N1
5.250%, 10/01/2022	500	471

First American Funds 2009 Annual Report   55

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Minnesota Higher Education Facilities Authority, St. John’s University, Series 6-U
4.200%, 10/01/2019	$290	$286
4.300%, 10/01/2020	385	379
4.500%, 10/01/2022	145	143
Minnesota Higher Education Facilities Authority, St. Olaf College, Series 6-O
5.000%, 10/01/2016	500	539
4.500%, 10/01/2019	250	244
Minnesota Higher Education Facilities Authority, St. Scholastica College,
Series 5-J
5.250%, 12/01/2011	300	301
Series 6-S
4.375%, 12/01/2016	360	330
4.500%, 12/01/2017	380	345
Minnesota Higher Education Facilities Authority, University of St. Thomas,
Series 6-I
4.000%, 04/01/2014	1,045	1,088
Series 6-X
4.500%, 04/01/2021	500	498
5.000%, 04/01/2024	1,250	1,276
Moorhead Educational Facilities, Concordia College, Series A
4.100%, 12/15/2014	500	509
4.200%, 12/15/2015	880	891
4.300%, 12/15/2016	925	929
5.000%, 12/15/2018	1,005	1,032
5.000%, 12/15/2019	1,060	1,076
University of Minnesota, Series C
5.000%, 12/01/2019	1,000	1,116

		25,267

Healthcare ⊳ – 26.0%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.250%, 02/01/2015	735	685
Bemidji Health Care Facilities, North County Health Services
4.125%, 09/01/2013	300	299
4.250%, 09/01/2015	500	486
5.000%, 09/01/2017	500	499
5.000%, 09/01/2018	1,050	1,034
5.000%, 09/01/2019	1,110	1,085
Cuyuna Range Hospital District
5.000%, 06/01/2016	425	379
5.000%, 06/01/2017	1,340	1,170
5.000%, 06/01/2019	1,320	1,106
Duluth Economic Development Authority, Benedictine Health System-St. Mary’s Pre-refunded 02/15/2014 @ 100
5.375%, 02/15/2022 ◊	2,045	2,330
Glencoe Health Care Facilities, Regional Health Services Project
5.000%, 04/01/2013	760	755
5.000%, 04/01/2014	800	784
5.000%, 04/01/2015	845	818
5.000%, 04/01/2017	1,815	1,706
Hastings Health Care Facility, Regina Medical Center (ACA)
5.000%, 09/15/2013	400	384
Maple Grove Health Care Facilities, North Memorial Health Care
4.500%, 09/01/2017	1,730	1,695
Maple Grove Health Care System, Maple Grove Hospital
5.000%, 05/01/2017	1,000	999
Marshall Medical Center, Avera Marshall Regional Medical Center Project
4.500%, 11/01/2013	345	342
4.750%, 11/01/2020	1,155	1,046
Meeker County Hospital Facilities, Memorial Hospital Project
5.625%, 11/01/2022	1,000	898
Minneapolis Health Care System, Allina Health System, Series A, Pre-refunded 11/15/2012 @ 100
6.000%, 11/15/2023 ◊	2,500	2,868
5.750%, 11/15/2032 ◊	1,300	1,481
Minneapolis Health Care System, Fairview Health Services,
Series A
6.375%, 11/15/2023	4,000	4,223
Series A, Escrowed to Maturity
5.000%, 05/15/2012 §	605	668
Minnesota Agricultural & Economic Development Board, Evangelical Lutheran Project
5.500%, 02/01/2011	280	288
5.500%, 02/01/2012	200	208
5.500%, 02/01/2015	730	750
Minnesota Agricultural & Economic Development Board, Health Care Systems, Series A (NATL)
5.500%, 11/15/2017	305	308
5.750%, 11/15/2026	10	10
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
5.750%, 12/01/2015	2,320	2,207
Northfield Hospital
5.000%, 11/01/2013	880	881
5.000%, 11/01/2014	920	910
5.500%, 11/01/2017	1,080	1,067
Plymouth Health Facilities, Westhealth Project,
Series A (FSA)
6.200%, 06/01/2011	935	938
Redwood Falls Hospital Facilities, Redwood Area Hospital Project
5.000%, 12/01/2021	1,015	848
Shakopee Health Care Facilities, St. Francis Regional Medical Center
4.000%, 09/01/2012	305	302
5.000%, 09/01/2017	1,785	1,752
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series C
5.625%, 07/01/2026	2,500	2,474
St. Paul Housing & Redevelopment Authority, Allina Health System, Series A (NATL)
5.000%, 11/15/2015	500	518
5.000%, 11/15/2019	1,200	1,208
St. Paul Housing & Redevelopment Authority, Health Partners Obligated Group Project
5.250%, 05/15/2019	1,350	1,299
St. Paul Housing & Redevelopment Authority, HealthEast Project
5.150%, 11/15/2020	1,840	1,497
St. Paul Port Authority, HealthEast Midway Campus, Series A
5.250%, 05/01/2015	1,500	1,363
5.750%, 05/01/2025	2,000	1,648

The accompanying notes are an integral part of the financial statements.

56   First American Funds 2009 Annual Report

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Stillwater Health Care, Health Systems Obligated Group
4.250%, 06/01/2015	$500	$491
4.250%, 06/01/2016	260	252
Todd, Morrison, Cass & Wadena Counties, United Hospital District
4.000%, 12/01/2013	400	411
Winona Health Care Facilities, Series A
5.300%, 07/01/2017	525	517
Winona Health Care Facilities, Winona Health Obligated Group
5.000%, 07/01/2020	1,000	926

		50,813

Housing – 1.2%
Dakota County Housing & Redevelopment Authority, Single Family Mortgages (AMT) (FNMA) (GNMA)
5.125%, 10/01/2020	32	32
Moorhead Senior Housing, Sheyenne Crossing Project
5.600%, 04/01/2025	2,000	1,522
Worthington Housing Authority, Meadows Worthington Project, Series A
5.000%, 11/01/2017	1,000	833

		2,387

Lease Revenue – 2.8%
Andover Economic Development Authority Public Facilities, Community Center, Crossover Refunded 02/01/2014 @ 100
5.000%, 02/01/2019 z	730	799
5.000%, 02/01/2019 z	495	541
Pine County Housing & Redevelopment Authority, Series A
4.500%, 02/01/2016	465	474
4.500%, 02/01/2017	385	388
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center
4.500%, 12/01/2019	180	179
4.500%, 12/01/2020	290	286
St. Paul Housing & Redevelopment Authority, Smith Avenue Transit Center
4.000%, 06/01/2012	195	198
St. Paul Port Authority, Office Building
5.000%, 12/01/2019	2,415	2,508

		5,373

Miscellaneous – 0.8%
Seaway Port Authority of Duluth, Cargill Income Project
4.200%, 05/01/2013	1,500	1,509

Tax Revenue – 1.8%
Hennepin County Sales Tax, Ballpark Project
Series B
4.375%, 12/15/2022	555	563
5.000%, 12/15/2029	1,000	1,030
Minneapolis St. Anthony Falls Project
5.000%, 02/01/2017	1,040	829
5.300%, 02/01/2021	570	411
Minneapolis Tax Increment, Grant Park Project
5.200%, 02/01/2022	1,000	738

		3,571

Transportation – 7.3%
Minneapolis & St. Paul Metropolitan Airports Commission,
Series A (NATL)
5.000%, 01/01/2019	1,000	1,026
5.000%, 01/01/2020	2,200	2,244
Series B (AMBAC) (AMT)
5.000%, 01/01/2020	2,125	2,010
Series B (AMT) (FGIC) (NATL)
5.750%, 01/01/2010	2,380	2,418
5.625%, 01/01/2014	1,000	1,011
Series C, Pre-refunded 01/01/2011 @ 100 (FGIC)
5.125%, 01/01/2020 ◊	3,095	3,288
Minnesota Public Facilities Authority Transportation
5.000%, 03/01/2012	970	992
Puerto Rico Commonwealth, Highway & Transportation Authority, Series X (IBC) (NATL)
5.500%, 07/01/2013	1,250	1,284

		14,273

Utilities – 11.2%
Chaska Electric, Series A
5.650%, 10/01/2009	720	727
5.650%, 10/01/2010	760	796
4.200%, 10/01/2015	1,000	1,034
Cohasset Pollution Control, Allete Project (IBCC) (RAAI)
4.950%, 07/01/2022	2,230	2,090
Litchfield Electric Utilities, Series C (AGTY)
5.000%, 02/01/2029	500	504
Marshall Public Utilities,
Series A (AGTY)
3.500%, 07/01/2016	315	314
3.500%, 07/01/2017	275	268
3.750%, 07/01/2018	340	332
Minnesota State Municipal Power Agency
4.125%, 10/01/2017	420	423
5.250%, 10/01/2022	1,000	1,028
Northern Municipal Power Agency, Minnesota Electric Systems, Series A (AGTY)
5.000%, 01/01/2019	1,000	1,040
5.000%, 01/01/2021	2,000	2,032
Series A (AMBAC)
5.000%, 01/01/2013	380	408
5.000%, 01/01/2017	460	484
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Series A (AGTY)
5.000%, 07/01/2016	500	521
Shakopee Public Utilities, Series A (FSA)
4.250%, 02/01/2018	295	303
Southern Minnesota Municipal Power Agency, Series A (AMBAC)
5.000%, 01/01/2011	1,270	1,286
5.250%, 01/01/2014	2,000	2,165
Series A, Zero Coupon Bond (NATL)
4.574%, 01/01/2020 ¤	3,500	2,177
4.763%, 01/01/2021 ¤	5,000	2,909
Western Minnesota Municipal Power Agency, Series A (AMBAC)
5.500%, 01/01/2011	1,000	1,004

		21,845

Total Revenue Bonds		129,905

First American Funds 2009 Annual Report   57

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

General Obligations – 26.2%
Anoka County Capital Improvement,
Series A
4.100%, 02/01/2018	$610	$637
5.000%, 02/01/2020	1,000	1,095
Series B
4.550%, 01/01/2011	1,335	1,374
Series C
4.100%, 02/01/2018	285	301
4.200%, 02/01/2019	595	626
Series D
5.000%, 02/01/2024	500	522
Anoka-Hennepin Independent School District #11 Crossover Refunded 02/01/2011 @ 100 (MSDCEP)
5.000%, 02/01/2014 z	2,000	2,085
Series A, Crossover Refunded 02/01/2011 @ 100 (MSDCEP)
5.000%, 02/01/2012 z	1,000	1,042
5.375%, 02/01/2013 z	600	617
Burnsville Independent School District #191, Alternative Facilities, Series A (MSDCEP)
4.250%, 02/01/2020	1,200	1,253
Chaska Independent School District #112, School Building, Series A (MSDCEP) (NATL)
4.250%, 02/01/2019	1,000	1,056
Chatfield Independent School District #227, School Building, Series A (FSA) (MSDCEP)
4.000%, 02/01/2018	450	477
Dakota County Capital Improvement, Series C
4.850%, 02/01/2010	1,000	1,026
Dakota County Community Development Agency, Senior Housing Facilities, Series A
4.375%, 01/01/2019	510	532
4.500%, 01/01/2020	215	223
Dassel Cokato Independent School District #466, School Building, Series A (MSCDEP)
4.000%, 03/01/2014	300	321
Duluth DECC Improvement, Series A
4.500%, 02/01/2021	1,160	1,202
4.500%, 02/01/2022	465	477
4.625%, 02/01/2024	1,100	1,124
Duluth Independent School District #709,
Series A (FSA) (MSDCEP)
4.250%, 02/01/2022	1,150	1,168
Lakeville Independent School District #194,
Series A, Crossover Refunded 02/01/2013 @ 100 (FGIC) (MSDCEP)
5.000%, 02/01/2022 z	1,260	1,373
Minneapolis Special School District #1 (MSDCEP)
4.000%, 02/01/2018	1,135	1,188
Moorhead Independent School District #152, Crossover Refunded 04/01/2012 @ 100 (FGIC) (MSDCEP)
5.000%, 04/01/2015 z	3,450	3,722
5.000%, 04/01/2016 z	2,510	2,708
Mounds View Independent School District #621, School Building, Series A (MSDCEP)
3.250%, 02/01/2017	625	625
4.000%, 02/01/2021	1,000	1,000
4.000%, 02/01/2022	750	745
Series A, Crossover Refunded 02/01/2011 @ 100 (MSDCEP)
5.250%, 02/01/2012 z	1,000	1,056
Series A, Crossover Refunded 02/01/2012 @ 100 (MSDCEP)
5.000%, 02/01/2019 z	2,565	2,681
Series A, Crossover Refunded 02/01/2012 @ 100 (MSDCEP) (NATL)
5.000%, 02/01/2018 z	2,340	2,392
Pequot Lakes Independent School District #186, Crossover Refunded 02/01/2012 @ 100 (FGIC) (MSDCEP)
5.125%, 02/01/2018 z	500	541
Perham, Disposal System (AMT)
5.850%, 05/01/2015	1,205	1,210
Puerto Rico Commonwealth (NATL)
6.000%, 07/01/2014	1,605	1,681
Series A
5.500%, 07/01/2018	1,000	969
5.500%, 07/01/2018	575	557
Series A (SGI)
5.500%, 07/01/2017	1,000	979
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	1,000	985
Robbinsdale Independent School District #281, Alternative Facility, Series B (MSDCEP)
4.500%, 02/01/2021	500	528
Rochester Wastewater, Series A
4.000%, 12/01/2018	1,140	1,208
Sauk Rapids Independent School District #47,
Series B, Zero Coupon Bond, Crossover Refunded 02/01/2011 @ 89.37 (FSA) (MSDCEP)
2.215%, 02/01/2013 z¤	1,055	910
Series B, Zero Coupon Bond, Crossover Refunded 02/01/2011 @ 94.63 (FSA) (MSDCEP)
2.213%, 02/01/2012 z¤	1,790	1,636
South Washington County, Independent School District #833, Series B (FSA) (MSDCEP)
5.000%, 02/01/2015	1,030	1,104
St. Cloud Library Sales Tax, Series B (FSA)
4.000%, 02/01/2018	1,000	1,045
St. Michael Independent School District #885, Crossover Refunded 02/01/2012 @ 100 (FSA) (MSDCEP)
5.000%, 02/01/2014 z	1,190	1,279
5.000%, 02/01/2017 z	1,000	1,074
Wright County Jail, Series A (MCCEP)
4.500%, 12/01/2020	640	678
Zumbrota-Mazeppa Independent School District #2805, Alternative Facilities,
Series A (MSDCEP)
4.000%, 02/01/2019	200	209

Total General Obligations		51,241

Certificates of Participation – 1.5%
Duluth Independent School District #709,
Series B (MSDCEP)
4.000%, 02/01/2019	1,890	1,931
Northeast Metropolitan Intermediate School District #916
4.250%, 01/01/2015	1,000	1,015

Total Certificates of Participation		2,946

Total Municipal Bonds
(Cost $184,014)		184,092

The accompanying notes are an integral part of the financial statements.

58   First American Funds 2009 Annual Report

Minnesota Intermediate Tax Free Fund (concluded)
DESCRIPTION	SHARES/PAR	FAIR VALUE

Short-Term Investments – 4.8%
Money Market Fund – 0.2%
Federated Minnesota Municipal Cash Trust	402,875	$403

Variable Rate Demand Notes ❖ – 4.6%
Minnesota Higher Education Facilities Authority, Carleton College, Series 5-G
0.270%, 11/01/2029	$2,000	2,000
Cohasset Power & Light Company Project,
Series A (LOC: LaSalle Bank)
0.400%, 06/01/2020	7,000	7,000

		9,000

Total Short-Term Investments
(Cost $9,403)		9,403

Total Investments ▲ – 99.0%
(Cost $193,417)		193,495

Other Assets and Liabilities, Net – 1.0%		1,964

Total Net Assets 100.0%		$195,459

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

z	Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of June 30, 2009.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $193,417. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$5,504
Gross unrealized depreciation	(5,426)

Net unrealized appreciation	$78

ACA –	ACA Financial Guaranty Corporation

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $8,590, which represents 4.4% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

IBC –	Insured Bond Certificate

IBCC –	Insured Bond Custodial Certificate

LOC –	Letter of Credit

MCCEP –	Minnesota County Credit Enhancement Program

MSDCEP –	Minnesota School District Credit Enhancement Program

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

Minnesota Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 98.2%
Revenue Bonds – 86.4%
Continuing Care Retirement Communities – 2.6%
Columbia Heights Multifamily & Health Care Facilities, Crest View Corporation Projects, Series A
5.700%, 07/01/2042	$1,750	$1,208
Golden Valley Covenant Retirement Communities, Series A
5.500%, 12/01/2029	1,450	1,169
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	1,275	778
Prior Lake Senior Housing, Shepherds Path, Series B
5.700%, 08/01/2036	1,000	751

		3,906

Economic Development – 1.0%
Minnesota Agricultural & Economic Development Board, Minnesota Small Business Program, Series A (AMT)
5.550%, 08/01/2016	500	441
Minnesota Agricultural & Economic Development Board, Small Business Development, Series D (AMT)
7.250%, 08/01/2020	1,065	1,028

		1,469

Education – 8.9%
Baytown Lease Revenue, St. Croix Preparatory Academy, Series A
7.000%, 08/01/2038	1,500	1,223
Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
5.500%, 05/01/2026	1,725	1,522
5.500%, 05/01/2027	820	717
Minnesota Higher Education Facilities Authority, College of Art & Design, Series 6-K
5.000%, 05/01/2026	30	28
Minnesota Higher Education Facilities Authority, University of St. Thomas, Series 6-X
5.250%, 04/01/2039	5,000	4,977
Minnesota Higher Education Facilities Authority, Vermilion Community College Project,
Series 3-T
6.000%, 01/01/2013	290	290
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project,
Series A
5.000%, 12/01/2036	800	511
St. Paul Housing & Redevelopment Authority, St. Paul Academy & Summit School Project,
5.000%, 10/01/2024	2,000	2,003
University of Minnesota
Series A
5.125%, 04/01/2034	1,000	1,027
Series C
5.000%, 12/01/2020	1,000	1,102

		13,400

Healthcare ⊳ – 29.1%
Chippewa County, Montevideo Hospital Project
5.500%, 03/01/2037	1,500	1,152

First American Funds 2009 Annual Report   59

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Minnesota Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Cuyuna Range Hospital District
5.000%, 06/01/2029	$3,150	$2,185
5.500%, 06/01/2035	350	240
Duluth Economic Development Authority, Benedictine Health System-St.Mary’s Pre-refunded 02/15/2014 @ 100
5.250%, 02/15/2028 ◊	1,065	1,208
Glencoe Health Care Facilities, Regional Health Services Project
5.000%, 04/01/2031	2,000	1,532
Maple Grove Health Care Facilities, North Memorial Health Care
5.000%, 09/01/2035	2,000	1,703
Maple Grove Health Care System, Maple Grove Hospital
4.500%, 05/01/2023	1,500	1,294
5.250%, 05/01/2025	1,000	930
Marshall Medical Center, Weiner Memorial Medical Center Project, Series A
5.250%, 11/01/2016	305	303
5.850%, 11/01/2023	875	842
Meeker County Hospital Facilities, Memorial Hospital Project
5.750%, 11/01/2027	1,000	854
Minneapolis Health Care System, Allina Health System, Series A
Pre-refunded 11/15/2012 @ 100
6.000%, 11/15/2023 ◊	1,500	1,721
5.750%, 11/15/2032 ◊	2,400	2,734
Minneapolis Health Care System, Fairview Health Services, Series A
6.625%, 11/15/2028	3,000	3,157
Minnesota Agricultural & Economic Development Board, Fairview Health Services,
Series A
6.375%, 11/15/2029	125	126
Series A, Pre-refunded 11/15/2010 @ 101
6.375%, 11/15/2029 ◊	3,875	4,198
Monticello-Big Lake Community Hospital District, Health Care Facilities,
Series A
5.750%, 12/01/2019	1,000	845
Series C
6.200%, 12/01/2022	1,000	823
New Hope Housing & Health Care Facilities, Masonic Home North Ridge
5.750%, 03/01/2015	1,600	1,494
Redwood Falls Hospital Facilities, Redwood Area Hospital Project
5.125%, 12/01/2036	3,000	2,064
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	2,000	1,686
St. Louis Park Health Care Facilities, Park Nicollet Health Services,
Series B, Pre-refunded 07/01/2014 @ 100
5.500%, 07/01/2025 ◊	2,000	2,286
Series C
5.750%, 07/01/2030	1,000	977
St. Paul Housing & Redevelopment Authority, Allina Health System, Series A (NATL)
5.000%, 11/15/2012	2,500	2,614
St. Paul Housing & Redevelopment Authority, Episcopal Nursing Home
5.630%, 10/01/2033	2,282	1,588
St. Paul Housing & Redevelopment Authority, Health Partners Obligation Group Project
5.250%, 05/15/2026	2,000	1,753
St. Paul Housing & Redevelopment Authority, HealthEast Project
6.000%, 11/15/2030	800	624
St. Paul Housing & Redevelopment Authority, Regions Hospital Project
5.250%, 05/15/2018	500	485
St. Paul Port Authority, HealthEast Midway Campus,
Series A
5.875%, 05/01/2030	900	697
Series B
6.000%, 05/01/2030	1,800	1,416

		43,531

Housing – 12.4%
Cottage Grove Senior Housing, PHS/Cottage Grove Inc. Project, Series A
5.000%, 12/01/2031	850	596
Dakota County Community Development Agency, Multifamily Housing, Ebenezer Ridges Project (GNMA)
5.900%, 04/20/2042	2,000	2,035
Hopkins Elderly Housing, St. Therese Project,
Series A (FHA) (GNMA)
5.600%, 11/20/2017	440	443
Maplewood Multifamily Housing, Carefree Cottages II Mandatory Put 04/15/2019 @ 100 (AMT) (FNMA)
4.800%, 04/15/2034	2,000	1,988
Minneapolis & St. Paul Housing Financing Board, Single Family Mortgage,
Series A4 (AMT) (FHLMC) (FNMA) (GNMA)
5.000%, 11/01/2038	958	902
Minneapolis Housing, Keeler Apartments Project, Series A
5.000%, 10/01/2037	1,350	900
Minneapolis Multifamily Housing, Vantage Flats Project (AMT) (GNMA)
5.200%, 10/20/2048	875	834
Minnesota Housing Finance Agency, Residential Housing,
Series B (AMT)
5.650%, 07/01/2033	665	664
Series B1-RMK (AMT)
5.350%, 07/01/2033	1,305	1,252
Series D (AMT)
4.700%, 07/01/2027	3,465	3,114
Series F (AMT)
5.400%, 07/01/2030	2,185	2,132
Minnesota Housing Finance Agency, Single Family Mortgage, Series C (AMT)
6.100%, 07/01/2030	280	280
Moorhead Senior Housing, Sheyenne Crossing Project
5.650%, 04/01/2041	1,620	1,111
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series A
5.250%, 10/01/2042	1,100	719
White Bear Lake, Multifamily Housing, Lake Square, Series A (FHA)
6.000%, 08/01/2020	1,020	1,021

The accompanying notes are an integral part of the financial statements.

60   First American Funds 2009 Annual Report

Minnesota Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Worthington Housing Authority, Meadows Worthington Project, Series A
5.375%, 05/01/2037	$880	$578

		18,569

Lease Revenue – 4.8%
Lakeville Housing & Redevelopment Authority, Ice Arena Project
4.625%, 02/01/2032	585	528
New Brighton Economic Development Authority, Public Safety Facility, Series A
4.900%, 02/01/2015	850	856
5.000%, 02/01/2016	895	900
5.100%, 02/01/2017	900	905
Pine County Housing & Redevelopment Authority, Series A
5.000%, 02/01/2028	1,000	927
5.000%, 02/01/2031	1,890	1,707
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center
4.750%, 12/01/2026	500	476
St. Paul Port Authority, Regions Hospital Parking Ramp Project, Series 1
5.000%, 08/01/2036	1,375	871

		7,170

Miscellaneous – 1.2%
Little Canada Commercial Development, RLF Minnesota Project
5.000%, 04/01/2013	650	636
Seaway Port Authority of Duluth, Cargill Income Project
4.200%, 05/01/2013	1,130	1,137

		1,773

Recreational Facility Authority – 1.1%
Moorhead Golf Course, Series B
5.875%, 12/01/2021	2,000	1,701

Tax Revenue – 0.3%
Minneapolis St. Anthony Falls Project
5.650%, 02/01/2027	400	264
5.750%, 02/01/2027	300	200

		464

Transportation – 6.4%
Minneapolis & St. Paul Metropolitan Airports Commission, Series A (AMBAC)
5.000%, 01/01/2017	1,000	1,061
5.000%, 01/01/2019	3,250	3,365
5.000%, 01/01/2020	5,000	5,135

		9,561

Utilities – 18.6%
Chaska Electric, Series A
6.100%, 10/01/2030	45	45
Minnesota Public Facilities Authority, Clean Water, Series B
5.000%, 03/01/2018	2,000	2,271
Northern Municipal Power Agency, Minnesota Electric Systems,
Series A (AGTY)
5.000%, 01/01/2018	1,985	2,090
Series A (AMBAC)
5.000%, 01/01/2026	2,000	2,007
Puerto Rico Electric Power Authority, Series SS (NATL)
5.000%, 07/01/2024	2,000	1,874
Southern Minnesota Municipal Power Agency,
Series A, Zero Coupon Bond (NATL)
4.365%, 01/01/2019 ¤	4,000	2,653
4.763%, 01/01/2021 ¤	5,265	3,064
5.020%, 01/01/2023 ¤	3,000	1,536
5.139%, 01/01/2024 ¤	11,000	5,271
5.238%, 01/01/2025 ¤	4,770	2,140
5.318%, 01/01/2026 ¤	6,300	2,649
5.397%, 01/01/2027 ¤	3,000	1,181
Western Minnesota Municipal Power Agency, Escrowed to Maturity (NATL)
9.750%, 01/01/2016 §	410	560
Series A (AMBAC)
5.500%, 01/01/2015	550	578

		27,919

Total Revenue Bonds		129,463

General Obligations – 10.4%
Burnsville Independent School District #191, Alternative Facilities, Series A (MSDCEP)
4.500%, 02/01/2022	1,430	1,478
Hopkins Independent School District #270,
Series B (MSDCEP)
4.000%, 02/01/2026	1,000	970
Minneapolis Sports Arena Project
5.100%, 04/01/2013	500	501
5.100%, 10/01/2013	250	251
Minnesota
5.000%, 08/01/2013	2,000	2,261
Series A
5.000%, 06/01/2018	2,000	2,300
Minnesota Highway & Various Purpose
5.000%, 08/01/2020	3,800	4,217
Mounds View Independent School District #621, Series A (MSDCEP)
3.500%, 02/01/2018	2,070	2,081
Perham, Disposal System (AMT)
6.000%, 05/01/2022	1,500	1,467

Total General Obligations		15,526

Certificate of Participation – 1.4%
Duluth Independent School District #709,
Series B (MSDCEP)
4.000%, 02/01/2019	2,000	2,043

Total Municipal Bonds
(Cost $156,066)		147,032

Short-Term Investments – 0.8%
Money Market Fund – 0.7%
Federated Minnesota Municipal Cash Trust	1,014,283	1,014

Variable Rate Demand Note ❖ – 0.1%
Brown County, Martin Luther College Project
3.530%, 09/01/2024	$200	200

Total Short-Term Investments
(Cost $1,214)		1,214

Total Investments ▲ – 99.0%
(Cost $157,280)		148,246

Other Assets and Liabilities, Net – 1.0%		1,554

Total Net Assets 100.0%		$149,800

First American Funds 2009 Annual Report   61

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Minnesota Tax Free Fund (concluded)

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of June 30, 2009.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $157,452. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$3,279
Gross unrealized depreciation	(12,485)

Net unrealized depreciation	$(9,206)

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $14,102, which represents 9.4% of total net assets.

FHA –	Federal Housing Administration

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

MSDCEP –	Minnesota School District Credit Enhancement Program

NATL –	National Public Finance Guarantee Corporation
Minnesota Tax Free Fund (concluded)

Missouri Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 97.9%
Revenue Bonds – 83.1%
Continuing Care Retirement Communities – 4.0%
Cole County Industrial Development Authority, Lutheran Services Heisinger Project
5.250%, 02/01/2024	$2,000	$1,659
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	500	342
Lee’s Summit Industrial Development Authority, Senior Living Facilities, John Knox Village Group, Series A
5.000%, 08/15/2014	1,035	966
Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran Senior, Series A
5.375%, 02/01/2035	1,500	1,117
St. Louis County Industrial Development Authority, Friendship Village West, Series A
5.500%, 09/01/2028	2,000	1,628

		5,712

Education – 7.3%
Curators University System Facilities, Series A
5.000%, 11/01/2033	1,000	1,001
Lincoln University Auxiliary System (AGTY)
5.125%, 06/01/2037	1,000	966
Missouri Development Finance Board, Midwest Research Institute Project
5.000%, 11/01/2017	1,185	1,052
Missouri Health & Educational Facilities Authority, University of Missouri-Columbia Arena Project
5.000%, 11/01/2019	2,540	2,638
Missouri Health & Educational Facilities Authority, Washington University, Series A
5.000%, 02/15/2019	1,465	1,600
5.375%, 03/15/2039	3,000	3,141

		10,398

Healthcare – 20.2%
Boone County Hospital
5.050%, 08/01/2020	1,200	1,143
5.625%, 08/01/2038	2,000	1,823
Cape Girardeau County Industrial Development Authority, Health Care Facilities, Southeast Missouri Hospital
5.625%, 06/01/2022	245	231
Pre-refunded 06/01/2012 @ 100
5.625%, 06/01/2022 ◊	1,255	1,397
Cape Girardeau County Industrial Development Authority, Health Care Facilities, St. Francis Medical Center, Series A
5.125%, 06/01/2023	250	247
5.125%, 06/01/2024	200	194
5.500%, 06/01/2029	500	492
5.750%, 06/01/2039	2,000	1,972
Carthage Hospital
6.000%, 04/01/2038	1,000	668
Cass County Hospital
5.500%, 05/01/2027	2,000	1,623
Clinton County Industrial Development Authority, Health Facilities, Cameron Regional Medical Center
5.000%, 12/01/2037	1,000	576

The accompanying notes are an integral part of the financial statements.

62   First American Funds 2009 Annual Report

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Hannibal Industrial Development Authority, Health Facilities
4.300%, 03/01/2013	$1,345	$1,330
5.000%, 03/01/2022	1,000	906
Indiana Finance Authority Health Systems, Sisters of St. Francis Health
5.250%, 11/01/2024	1,000	1,004
Joplin Industrial Development Authority Health Facilities, Freeman Health Systems Project
5.500%, 02/15/2024	2,000	1,768
Missouri Health & Educational Facilities Authority, BJC Health System, Series A Escrowed to Maturity
6.750%, 05/15/2012 §	3,310	3,817
Missouri Health & Educational Facilities Authority, Jefferson Memorial Hospital (RAAI)
5.000%, 08/15/2019	2,300	2,245
Missouri Health & Educational Facilities Authority, Lake Regional Health System Project
5.000%, 02/15/2012	515	518
Missouri Health & Educational Facilities Authority, SSM Health Care,
Series A
5.000%, 06/01/2036	2,000	1,898
Series B (NATL)
5.000%, 06/01/2018	445	447
Missouri Health & Educational Facilities Authority, St. Luke’s Health, Series 2003-B (FSA)
5.500%, 11/15/2032	2,000	2,048
Saline County Industrial Development Authority, Health Facilities, John Fitzgibbon Memorial Hospital
5.625%, 12/01/2035	1,000	657
St. Louis County Industrial Development Authority, Health Facilities, Ranken-Jordan Project
4.250%, 11/15/2014	125	111
5.000%, 11/15/2027	670	407
5.000%, 11/15/2035	1,300	746
Series A, Pre-refunded 11/15/2013 @ 100
6.625%, 11/15/2035 ◊	500	596

		28,864

Housing – 4.1%
Missouri Housing Development Commission, Homeownership Loan Program,
Series A1 (AMT) (FHLMC) (FNMA) (GNMA)
5.300%, 03/01/2039	655	631
Series B (AMT) (FNMA) (GNMA)
4.800%, 09/01/2031	2,175	1,966
Series C1 (AMT) (FNMA) (GNMA)
5.000%, 09/01/2037	520	475
Riverside Industrial Development Authority, Riverside Horizons Project, Series A (ACA)
5.000%, 05/01/2027	1,500	1,313
University City Industrial Development Authority, Multifamily Canterbury, Series A (GNMA)
5.950%, 12/20/2025	1,400	1,399

		5,784

Lease Revenue – 17.3%
Cape Girardeau County, Jackson School District #R-2 (NATL)
5.250%, 03/01/2026	1,000	1,018
Clay County Public Building Authority,
Series A (FSA)
5.125%, 05/15/2014	2,000	2,005
Kansas City Municipal Assistance, Capital Appreciation Leasehold, Series B-1, Zero Coupon Bond (AMBAC)
5.408%, 04/15/2027 ¤	2,000	774
Kansas City Special Facilities, MCI Overhaul Base Project, Series G (AMT)
4.750%, 09/01/2028	4,000	3,103
Missouri Board of Public Buildings, Special Obligation, Series A
5.000%, 10/15/2027	1,000	1,026
Missouri Board of Public Buildings, State Office Building Special Obligation,
Series A
5.000%, 05/01/2017	1,000	1,056
5.125%, 05/01/2026	5,000	5,081
Series A (NATL)
5.000%, 05/01/2024	5,000	5,078
Missouri Development Finance Board, Infrastructure Facilities, Branson, Series A
5.000%, 12/01/2017	1,000	931
5.375%, 12/01/2022	750	683
Missouri Development Finance Board, Infrastructure Facilities, Independence Water System Improvement, Series C
5.750%, 11/01/2029	500	500
Platte County School District #R-3 (MDDP)
5.000%, 03/01/2028	200	202
Springfield Public Building, Capital Improvement Program (AMBAC)
5.000%, 03/01/2024	2,000	2,053
St. Louis Municipal Finance Leasehold, Convention Center Capital Improvement, Series A, Zero Coupon Bond (AGTY)
6.352%, 07/15/2026 ¤ «	1,000	345
6.433%, 07/15/2027 ¤ «	1,000	319
6.462%, 07/15/2028 ¤ «	1,000	298
6.552%, 07/15/2029 ¤ «	1,000	275

		24,747

Miscellaneous – 2.4%
Kennett Industrial Development Authority, Manac Trailers USA Inc. Project (LOC: Region’s Bank) (AMT)
4.250%, 03/01/2022	1,500	1,296
4.250%, 03/01/2024	500	415
Missouri Development Finance Board, Infrastructure Facilities, Eastland Center Project, Series A
4.250%, 04/01/2015	1,010	1,022
Sugar Creek Industrial Development, Lafarge North America, Series A (AMT)
5.650%, 06/01/2037	1,000	737

		3,470

Revolving Funds – 6.7%
Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control,
Series A
5.750%, 01/01/2029	1,000	1,111
Series B
5.250%, 01/01/2015	1,225	1,241

First American Funds 2009 Annual Report   63

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Series C
4.750%, 07/01/2023	$410	$430
5.000%, 07/01/2023	6,655	6,853

		9,635

Tax Revenue – 9.2%
Columbia Special Obligation, Electric Utility Improvement, Series A
5.000%, 10/01/2021	400	427
5.000%, 10/01/2023	445	470
5.125%, 10/01/2030	500	511
Fenton Tax Increment Revenue, Gravois Bluffs Redevelopment Project
5.000%, 04/01/2014	1,000	1,009
Harrisonville Towne Center Project
4.375%, 11/01/2017	340	339
4.500%, 11/01/2022	715	670
Howard Bend Levee District (SGI)
5.500%, 03/01/2026	1,745	1,650
Jackson County Special Obligation, Harry S Truman Sports Complex (AMBAC)
5.000%, 12/01/2028	3,000	3,000
Kansas City Tax Increment Financing Commission, Maincor Project, Series A
5.250%, 03/01/2018	500	419
Missouri Development Finance Board, Independence Centerpoint Project, Series E
5.125%, 04/01/2025	1,000	949
Missouri Development Finance Board, Independence Crackerneck Creek Project, Series B
5.000%, 03/01/2025	1,000	861
Osage Beach Tax Increment, Prewitt’s Point Project
5.000%, 05/01/2023	1,455	993
Raytown Live Redevelopment Plan, Project #1
5.125%, 12/01/2031	1,000	922
Riverside Tax Increment, L-385 Levee Project
5.250%, 05/01/2020	1,000	932

		13,152

Transportation – 2.4%
Missouri Highways & Transportation Commission
4.750%, 05/01/2027	360	367
Series A, Pre-refunded 02/01/2011 @ 100
5.250%, 02/01/2020 ◊	2,000	2,137
Puerto Rico Commonwealth Highway & Transportation Authority, Series K
5.000%, 07/01/2017	1,000	948

		3,452

Utilities – 9.5%
Carroll County Public Water Supply, District #1
6.000%, 03/01/2039	500	506
Kansas City Sanitary Sewer System, Series A
5.250%, 01/01/2034	2,000	2,030
Kansas City Water, Series A
5.250%, 12/01/2032	500	509
Metropolitan St. Louis Sewer District, Wastewater Systems,
Series A
5.750%, 05/01/2038	500	527
Series A (NATL)
5.000%, 05/01/2023	1,075	1,109
Missouri Development Finance Board, Independence Water System Improvements (AMBAC)
5.000%, 11/01/2024	1,000	989
Missouri Joint Municipal Electric Utility Commission, Power Project, Iatan 2 Project,
Series A
6.000%, 01/01/2039	2,000	2,017
Series A (AMBAC)
5.000%, 01/01/2028	1,000	965
Missouri Joint Municipal Electric Utility, Commission, Power Project, Plum Point Project (NATL)
5.000%, 01/01/2016	1,500	1,505
North Central Regional Water Commission, Waterworks Systems
5.000%, 01/01/2037	2,070	1,648
Puerto Rico Electric Power Authority, Series WW
5.250%, 07/01/2025	1,000	953
St. Joseph Industrial Development Authority, Sewer System Improvements Project
4.750%, 04/01/2020	500	489
4.750%, 04/01/2021	390	379

		13,626

Total Revenue Bonds		118,840

General Obligations – 7.5%
Blue Springs Neighborhood Improvement
5.000%, 02/15/2029	850	860
Jackson County School District #4, Blue Springs, Series A
4.750%, 03/01/2026	2,000	2,042
Jackson County School District #7, Lee’s Summit
4.750%, 03/01/2027	1,000	1,018
Jefferson City School District, Series A Escrowed to Maturity
6.700%, 03/01/2011 §	525	557
North Kansas City School District #74, Direct Deposit Program (MDDP)
5.000%, 03/01/2019	500	559
Platte County School District #R-3 (NATL)
5.000%, 03/01/2024	685	711
Puerto Rico Commonwealth, Public Improvement, Series A
5.250%, 07/01/2026	1,000	894
Richmond Heights, Manhasset Village Neighborhood
4.500%, 04/01/2026	690	639
St. Charles County, Francis Howell School District, Direct Deposit Program (FGIC) (MDDP) (NATL)
5.250%, 03/01/2018	2,095	2,411
(MDDP)
5.000%, 03/01/2027	1,000	1,058

Total General Obligations		10,749

Certificates of Participation – 7.3%
Belton Refunding & Improvement (NATL)
4.375%, 03/01/2019	500	450
4.500%, 03/01/2022	500	436
5.250%, 03/01/2029	355	300
Cottleville
5.125%, 08/01/2026	200	169
5.250%, 08/01/2031	1,700	1,370

The accompanying notes are an integral part of the financial statements.

64   First American Funds 2009 Annual Report

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE

Hazelwood School District, Energy Improvements Project
4.500%, 03/01/2017	$515	$531
4.500%, 03/01/2018	445	453
Kansas City Metropolitan Junior College District
4.500%, 07/01/2021	1,375	1,406
Lincoln County Public Water Supply, District #1
6.750%, 06/15/2035	1,500	1,471
Missouri School Boards Association, Liberty Public School District #53 (FSA)
5.250%, 03/01/2025	1,015	1,072
Texas County Justice Center Project (AGTY)
4.500%, 12/01/2025	2,400	2,295
Union, Series A
5.200%, 07/01/2023	520	496

Total Certificates of Participation		10,449

Total Municipal Bonds
(Cost $146,438)		140,038

Short-Term Investment – 1.9%
First American Tax Free Obligations Fund, Class Z Å
(Cost $2,762)	2,761,921	2,762

Total Investments ▲ – 99.8%
(Cost $149,200)		142,800

Other Assets and Liabilities, Net – 0.2%		245

Total Net Assets 100.0%		$143,045

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

«	Security purchased on a when-issued basis. On June 30, 2009, the total cost of investments purchased on a when-issued basis was $1,240 or 0.9% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $149,200. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,915
Gross unrealized depreciation	(9,315)

Net unrealized depreciation	$(6,400)

ACA –	ACA Financial Guaranty Corporation

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $8,623, which represents 6.0% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

LOC –	Letter of Credit

MDDP –	Missouri Direct Deposit Program
Missouri Tax Free Fund (concluded)

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

First American Funds 2009 Annual Report   65

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Nebraska Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 98.3%
Revenue Bonds – 76.2%
Continuing Care Retirement Communities – 2.4%
Colorado Health Facilities Authority, Christian Living Communities Project, Series A
5.750%, 01/01/2026	$100	$82
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	275	168
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	200	159
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2025	600	535

		944

Education – 19.6%
Anderson, Indiana, Economic Development, Anderson University Project
5.000%, 10/01/2032	575	406
Colorado Educational & Cultural Facilities Authority, Charter School
5.625%, 05/01/2040	990	863
Missouri Health & Educational Facilities Authority, Washington University, Series A
5.375%, 03/15/2039	500	524
Nebraska Educational Finance Authority (RAAI)
5.000%, 04/01/2017	605	576
Nebraska Elementary & Secondary School Finance Authority, Boy’s Town Project
4.750%, 09/01/2028	500	484
Nebraska Utility Corporation, University of Nebraska, Lincoln Project
5.250%, 01/01/2015	1,045	1,121
University of Nebraska Facilities Corporation, Medical Center Research Project
5.000%, 02/15/2015	500	528
University of Nebraska, Lincoln Memorial Stadium, Series A
5.000%, 11/01/2015	500	528
University of Nebraska, Lincoln Student Fees
5.000%, 07/01/2022	750	771
University of Nebraska, Omaha Health & Recreation Project
5.000%, 05/15/2033	1,000	1,001
University of Nebraska, Omaha Student Facilities Project
5.000%, 05/15/2032	350	351
University of Nebraska, Omaha Student Housing Project
5.000%, 05/15/2023	500	514

		7,667

Healthcare – 20.4%
Adams County Hospital Authority #1, Mary Lanning Memorial Hospital Project (RAAI)
5.250%, 12/15/2033	1,000	874
Colorado Health Facilities Authority, Evangelical Lutheran, Series B
5.000%, 06/01/2039	500	499
Douglas County Hospital Authority #2, Boy’s Town Project
4.750%, 09/01/2028	1,000	921
Douglas County Hospital Authority #2, Children’s Hospital
6.000%, 08/15/2028	1,000	1,016
Douglas County Hospital Authority #3, Methodist Health
5.500%, 11/01/2038	1,000	876
Halifax Florida Hospital, Medical Center, Series A
5.000%, 06/01/2038	600	462
Indiana Health & Educational Facility Financing Authority, Schneck Memorial Hospital Project, Series A
5.250%, 02/15/2030	600	495
Lancaster County Hospital Authority #1, BryanLGH Medical Center Project, Series A Pre-refunded 06/01/2011 @ 100 (AMBAC)
5.000%, 06/01/2019 ◊	500	538
Madison County Hospital Authority #1, Faith Regional Health Services Project Pre-refunded 01/01/2012 @ 100 (RAAI)
5.500%, 07/01/2021 ◊	500	547
Nebraska Investment Finance Authority, Great Plains Regional Medical Center Project (RAAI)
5.200%, 11/15/2016	250	255
5.300%, 11/15/2017	805	822
Platte County Hospital Authority #1, Columbus Community Hospital Project (RAAI)
5.850%, 05/01/2014	650	659

		7,964

Housing – 1.5%
Nebraska Investment Finance Authority, Single Family Housing, Series D (AMT)
4.950%, 09/01/2026	5	5
Omaha Housing Authority, Multifamily Housing, Timbercreek Apartments (GNMA)
5.150%, 11/20/2022	580	586

		591

Miscellaneous – 3.0%
Forsyth, Montana, Pollution Control, Northwestern Corporation (AMBAC)
4.650%, 08/01/2023	585	489
Washington County Wastewater & Solid Waste Disposal Facilities, Cargill Income Project (AMT)
4.850%, 04/01/2035	500	400
Washington County Wastewater Facilities, Cargill Income Project (AMT)
5.900%, 11/01/2027	300	293

		1,182

Recreational Facility Authority – 3.3%
Douglas County Zoo Facility, Omaha’s Henry Doorly Zoo Project
4.750%, 09/01/2024	1,365	1,272

Revolving Funds – 1.5%
Nebraska Investment Finance Authority, Drinking Water System
5.150%, 01/01/2016	580	584

Tax Revenue – 3.0%
Omaha Special Tax
5.250%, 10/15/2028	650	678
Omaha Special Tax, Series A
5.125%, 02/01/2032	500	504

		1,182

The accompanying notes are an integral part of the financial statements.

66   First American Funds 2009 Annual Report

Nebraska Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Utilities – 21.5%
Burt County Public Power District, Electric Systems
4.850%, 07/01/2026	$335	$303
Central Plains Energy Project, Nebraska Gas Project #1, Series A
5.250%, 12/01/2021	750	639
Grand Island Electric Systems (NATL)
5.125%, 08/15/2016	750	795
Hastings Electric Systems (FSA)
5.000%, 01/01/2015	250	263
Lincoln Electric Systems
5.000%, 09/01/2026	250	253
Municipal Energy Agency of Nebraska, Power Supply Systems, Series A (BHAC)
5.375%, 04/01/2039	150	155
Nebraska Public Power District, Series B
5.000%, 01/01/2033	500	490
Omaha Public Power District, Electric Revenue, Series A
5.500%, 02/01/2033	1,000	1,039
5.500%, 02/01/2035	1,200	1,241
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Series A (AGTY)
5.000%, 07/01/2025	500	484
Puerto Rico Electric Power Authority, Series WW
5.250%, 07/01/2025	1,000	953
South Sioux City Combined Electric, Water & Sewer
4.750%, 08/01/2027	250	221
Southern Nebraska Public Power District, Electric Systems
5.250%, 12/15/2028	1,500	1,581

		8,417

Total Revenue Bonds		29,803

General Obligations – 22.1%
Brown County
4.350%, 06/15/2026	200	194
4.700%, 12/15/2026	400	389
Buffalo County (AGTY)
6.000%, 12/15/2028	195	208
Douglas County School District #10, Elkhorn Public Schools
6.000%, 06/15/2028	500	527
Douglas County School District #17, Millard Public Schools
4.000%, 06/15/2017	1,000	1,036
Douglas County School District #54, Ralston Public Schools (FSA)
5.000%, 12/15/2016	845	902
La Vista
4.800%, 12/15/2026	345	340
Lancaster County Correctional Facility, Joint Public Agency Building
2.000%, 12/01/2010	1,000	1,016
Lancaster County School District #1, Lincoln Public Schools
5.250%, 07/15/2019	220	228
Lincoln-Lancaster County Public Building Commission, Tax Supported Lease Rental
4.500%, 10/15/2026	750	743
Omaha
5.750%, 10/15/2028	450	502
Omaha-Douglas Public Building Commission
4.900%, 05/01/2016	500	527
5.100%, 05/01/2020	300	311
Puerto Rico Commonwealth, Series C-7 (NATL)
6.000%, 07/01/2027	250	248
Puerto Rico Commonwealth, Public Improvement, Series A
5.250%, 07/01/2026	375	335
Saunders County (FSA)
5.000%, 11/01/2030	650	640
Scotts Bluff County
4.550%, 01/15/2026	500	500

Total General Obligations		8,646

Total Municipal Bonds
(Cost $39,032)		38,449

Short-Term Investment – 0.9%
First American Tax Free Obligations Fund, Class Z Å
(Cost $353)	353,470	353

Total Investments ▲ – 99.2%
(Cost $39,385)		38,802

Other Assets and Liabilities, Net – 0.8%		319

Total Net Assets 100.0%		$39,121

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $39,628. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,016
Gross unrealized depreciation	(1,842)

Net unrealized depreciation	$(826)

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $698, which represents 1.8% of total net assets.

BHAC –	Berkshire Hathaway Assurance Corporation

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance, Inc.

First American Funds 2009 Annual Report   67

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Ohio Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 96.9%
Revenue Bonds – 64.6%
Continuing Care Retirement Communities – 2.8%
Franklin County Health Care Facilities, Refunding & Improvement, Ohio Presbyterian,
Series A
5.000%, 07/01/2026	$800	$554
Series A (RAAI)
5.125%, 07/01/2022	500	456
Hamilton County Health Care, Life Enriching Communities Project, Series A
5.000%, 01/01/2027	400	286

		1,296

Education – 17.5%
Cincinnati Port Development Authority, Economic Development Authority, Sisters of Mercy
5.000%, 10/01/2025	250	225
Ohio Higher Educational Facilities, Baldwin-Wallace College Project
5.000%, 12/01/2013	750	792
Ohio Higher Educational Facilities, College of Wooster Project
5.000%, 09/01/2020	400	405
Ohio Higher Educational Facilities, John Carroll University Project
5.000%, 04/01/2019	1,000	1,014
Ohio Higher Educational Facilities, Mount Union College Project
5.000%, 10/01/2031	1,000	917
Ohio Higher Educational Facilities, Ohio Northern University Project
5.000%, 05/01/2026	1,000	941
Ohio Higher Educational Facilities, Otterbein College Project, Series A
5.500%, 12/01/2028	500	507
Ohio Higher Educational Facilities, University of Dayton Project
5.375%, 12/01/2029	645	649
Ohio Higher Educational Facilities, Wittenburg University 2005 Project
5.000%, 12/01/2024	505	414
Ohio Higher Educational Facilities, Xavier University Project Pre-refunded 05/01/2013 @ 100 (FGIC)
5.250%, 05/01/2016 ◊	1,000	1,121
University of Cincinnati, Series A (FGIC) (NATL)
5.500%, 06/01/2014	1,000	1,073

		8,058

Healthcare – 11.8%
Akron, Bath & Copley Joint Township Hospital Facilities, Summa Health Systems, Series A (RAAI)
5.250%, 11/15/2016	300	296
Fairfield County Hospital Facilities, Fairfield Medical Center Project (RAAI)
5.000%, 06/15/2022	345	314
Franklin County Hospital, Nationwide Childrens, Series A
4.750%, 11/01/2023	365	350
Lake County Hospital Facilities, Lake Hospital System, Series C
5.625%, 08/15/2029	750	661
Lorain County Hospital, Catholic Healthcare
5.500%, 10/01/2017	350	374
Lucas County Hospital, Promedica Healthcare, Series D
5.000%, 11/15/2038	400	354
Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
5.250%, 05/15/2026	1,000	823
Montgomery County, Catholic Health Initiatives, Series D
6.250%, 10/01/2033	100	105
Ohio Higher Educational Facilities, University Hospital Health System, Series 2009A
6.750%, 01/15/2039	500	511
Richland County Hospital Facilities, Medcentral Health Systems
5.250%, 11/15/2036	535	446
Ross County Hospital, Adena Health Systems
5.500%, 12/01/2028	500	485
Scioto County Hospital, Southern Ohio Medical Center
5.750%, 02/15/2038	800	738

		5,457

Housing – 5.7%
Ohio Housing Finance Agency, Residential Mortgage Backed Securities,
Series C (GNMA) (FNMA) (FHLMC)
5.200%, 09/01/2029 «	1,000	1,000
Series E (AMT) (FNMA) (GNMA)
4.850%, 09/01/2026	645	621
Series F (FHLMC) (FNMA) (GNMA)
5.450%, 09/01/2033	995	1,018

		2,639

Lease Revenue – 4.5%
Cleveland-Cuyahoga County Port Authority, Rita Project (RAAI)
5.000%, 11/15/2019	750	685
Riversouth Authority, Lazarus Building Redevelopment, Series A
5.750%, 12/01/2027	400	322
Riversouth Authority, Riverfront Area Redevelopment, Series A
5.250%, 12/01/2017	1,000	1,079

		2,086

Miscellaneous – 2.2%
Toledo-Lucas County Port Authority Facilities, Cargill Income Project, Series B
4.500%, 12/01/2015	1,000	1,031

Revolving Funds – 2.4%
Ohio Water Development Authority, Water Pollution Control Pre-refunded 06/01/2012 @ 100
5.050%, 12/01/2021 ◊	1,000	1,107

Tax Revenue – 1.1%
Buckeye Tobacco Settlement, Series A2
5.875%, 06/01/2030	200	141
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project
5.250%, 12/01/2023	400	357

		498

The accompanying notes are an integral part of the financial statements.

68   First American Funds 2009 Annual Report

Ohio Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Transportation – 2.1%
Columbus Regional Airport Authority (NATL)
5.000%, 01/01/2028	$1,000	$962

Utilities – 14.5%
American Municipal Power, Prairie State Energy Campus Project, Series A
5.000%, 02/15/2031	1,000	962
Columbus Sewer System, Series A
4.250%, 06/01/2030	1,000	945
Hamilton County Sewer System, Metropolitan Sewer District, Series A (NATL)
5.000%, 12/01/2026	930	957
Hamilton Electric, Series A (FSA)
4.300%, 10/15/2016	1,000	1,064
Montgomery County Water, Greater Moraine Beaver (AMBAC)
5.375%, 11/15/2016	1,000	1,011
Northeast Ohio Regional Sewer District, Wastewater (NATL)
4.500%, 11/15/2037	700	632
Ohio Water Development Authority, Fresh Water Services Escrowed to Maturity (AMBAC)
5.800%, 12/01/2011 §	750	752
Puerto Rico Electric Power Authority,
Series WW
5.375%, 07/01/2023	400	391

		6,714

Total Revenue Bonds		29,848

General Obligations – 32.3%
Cincinnati City School District, Classroom Construction & Improvement (FGIC) (NATL)
5.250%, 12/01/2019	535	595
5.250%, 12/01/2027	380	400
Dayton City School District, School Facilities Construction & Improvement, Series D (FGIC) (NATL)
5.000%, 12/01/2011	500	534
Franklin County
4.500%, 12/01/2027	690	699
Gahanna (NATL)
5.000%, 12/01/2027	400	412
Greene County, General Infrastructure (AMBAC)
5.250%, 12/01/2026	1,000	1,052
Highland School District Zero Coupon Bond (OSDCEP)
4.978%, 12/01/2022 ¤	100	52
Highland School District, School Facilities Construction & Improvement (OSDCEP)
5.375%, 12/01/2033	1,000	1,044
Ohio Common Schools, Series A
5.125%, 09/15/2022	1,000	1,044
Ohio Higher Education, Series A
5.000%, 08/01/2022	1,000	1,025
Series A, Pre-refunded 02/01/2011 @ 100
5.000%, 02/01/2019 ◊	1,000	1,063
Series B
5.000%, 11/01/2015	1,000	1,071
Ohio State Infrastructure Improvement, Series A
5.500%, 02/01/2020	1,000	1,158
Ohio State Parks & Recreational Facilities, Series II-A (FSA)
5.250%, 02/01/2020	1,000	1,079
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	260	256
Sidney City School District (FGIC) (NATL)
4.375%, 12/01/2027	755	687
Solon Rebuilding & Improvement
5.000%, 12/01/2021	1,000	1,064
St. Marys City School District, Construction & Improvement (FSA) (OSDCEP)
5.000%, 12/01/2028	600	606
Toledo City School District, School Facilities Improvement (FSA) (OSDCEP)
5.000%, 12/01/2014	1,000	1,087

Total General Obligations		14,928

Total Municipal Bonds
(Cost $45,475)		44,776

Short-Term Investment – 4.8%
Federated Ohio Municipal Cash Trust
(Cost $2,236)	2,236,159	2,236

Total Investments ▲ – 101.7%
(Cost $47,711)		47,012

Other Assets and Liabilities, Net – (1.7)%		(782)

Total Net Assets 100.0%		$46,230

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

«	Security purchased on a when-issued basis. On June 30, 2009 the total cost of investments purchased on a when-issued basis was $1,000 or 2.2% of total net assets. See note 2 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $47,806. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,104
Gross unrealized depreciation	(1,898)

Net unrealized depreciation	$(794)

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $621, which represents 1.3% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

NATL –	National Public Finance Guarantee Corporation

OSDCEP –	Ohio School District Credit Enhancement Program

RAAI –	Radian Asset Assurance Inc.

First American Funds 2009 Annual Report   69

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Oregon Intermediate Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 95.9%
Revenue Bonds – 42.7%
Continuing Care Retirement Communities – 2.8%
Clackamas County Hospital Facilities Authority, Robison Jewish Home
5.125%, 10/01/2024	$1,000	$682
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	1,000	685
Multnomah County Hospital Facilities Authority, Terwilliger Plaza Project
6.500%, 12/01/2029	2,000	1,619
Series A
5.250%, 12/01/2026	1,000	730

		3,716

Education – 4.5%
Forest Grove Campus Improvement, Pacific University Project, Series A (RAAI)
5.000%, 05/01/2022	2,500	2,264
Oregon Facilities Authority, Linfield College Project, Series A
5.000%, 10/01/2025	1,000	911
Oregon Facilities Authority, University of Portland Projects, Series A
4.500%, 04/01/2021	2,000	1,770
Oregon Facilities Authority, Willamette University Projects, Series A
4.300%, 10/01/2021	1,085	1,004

		5,949

Healthcare – 8.6%
Clackamas County Hospital Facilities Authority, Legacy Health System
5.250%, 02/15/2011	2,000	2,026
5.375%, 02/15/2012	1,000	1,011
Series A
5.000%, 07/15/2021	1,000	988
Deschutes County Facilities Authority, Cascade Healthcare
7.375%, 01/01/2023	1,500	1,664
Series B (AMBAC)
5.000%, 01/01/2016	250	251
Klamath Falls Community Hospital Authority, Merle West Medical Center Project (AGTY)
4.750%, 09/01/2020	1,425	1,342
Medford Hospital Facilities Authority, Asante Health System, Series A (NATL)
5.250%, 08/15/2011	325	326
5.375%, 08/15/2012	320	321
Multnomah County Hospital Facilities Authority, Providence Health System
5.250%, 10/01/2022	1,000	1,025
Salem Hospital Facility Authority, Series A
5.750%, 08/15/2023	1,500	1,538
Umatilla County Hospital Facilities Authority, Catholic Health Initiatives, Series A
5.000%, 03/01/2012	690	727

		11,219

Housing – 1.5%
Oregon Housing & Community Services, Series A
6.400%, 07/01/2018	175	175
Series D
4.750%, 07/01/2022	1,250	1,265
Series E (FHA)
5.750%, 07/01/2013	210	215
Oregon Housing & Community Services, Single Family, Series A
4.050%, 01/01/2018	245	246

		1,901

Lease Revenue – 0.8%
Puerto Rico Public Buildings Authority, Government Facilities, Series M-2, Mandatory Put 07/01/2012 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	1,000	988

Recreational Facility Authority – 0.8%
Portland Urban Renewal & Redevelopment, Convention Center, Series A (AMBAC)
5.750%, 06/15/2015	1,000	1,033

Tax Revenue – 6.1%
Keizer Assessment Area A
5.200%, 06/01/2031	1,000	972
Medford Urban Renewal Agency
4.500%, 06/01/2013	1,010	1,061
Oregon Department of Administrative Services Lottery, Series A (FSA)
5.000%, 04/01/2012	1,050	1,078
Portland Economic Development, Broadway Project, Series A
5.125%, 04/01/2016	880	950
6.250%, 04/01/2023	1,355	1,487
Portland Urban Renewal & Redevelopment, South Park Blocks, Series B
5.000%, 06/15/2021	2,030	2,184
Seaside Urban Renewal Agency, Greater Seaside Urban Renewal
4.750%, 06/01/2015	280	277

		8,009

Transportation – 6.5%
Oregon Department of Transportation, Highway User Tax, Pre-refunded 11/15/2010 @ 100
5.125%, 11/15/2014 ◊	2,260	2,399
Series A
5.000%, 11/15/2024	1,000	1,041
Series A, Pre-refunded 11/15/2012 @ 100
5.500%, 11/15/2016 ◊	1,000	1,134
Port Morrow
4.875%, 06/01/2020	1,000	774
Portland International Airport,
Series 12-A (FGIC) (NATL)
5.250%, 07/01/2011	1,165	1,174
5.250%, 07/01/2012	2,000	2,015

		8,537

Utilities – 11.1%
Eugene Electric Utilities (FSA)
5.000%, 08/01/2011	1,305	1,309
Lane County Metropolitan Wastewater Management
5.000%, 11/01/2022	1,500	1,560
(FGIC) (NATL)
5.000%, 11/01/2021	820	850
Port of St. Helens Pollution Control, Portland General Electric
4.800%, 04/01/2010	2,450	2,430
4.800%, 06/01/2010	400	396
Portland Sewer System, First Lien, Series A
4.750%, 06/15/2024	1,000	1,025

The accompanying notes are an integral part of the financial statements.

70   First American Funds 2009 Annual Report

Oregon Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Portland Sewer System, Second Lien, Series B (NATL)
5.000%, 06/15/2023	$1,175	$1,239
Portland Water System, Second Lien, Series A (NATL)
4.375%, 10/01/2024	500	500
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Series A (AGTY)
5.000%, 07/01/2025	1,500	1,453
Puerto Rico Electric Power Authority, Series WW
5.375%, 07/01/2023	800	783
Washington County Clean Water Services (FGIC) (NATL)
5.125%, 10/01/2014	1,790	1,886
(NATL)
5.000%, 10/01/2014	1,000	1,115

		14,546

Total Revenue Bonds		55,898

General Obligations – 49.9%
Chemeketa Community College District (SBG)
5.500%, 06/15/2024	1,000	1,103
Escrowed to Maturity (FGIC)
5.500%, 06/01/2013 §	2,170	2,480
Clackamas & Washington Counties School District #3JT, West Linn-Wilsonville (SBG)
4.125%, 06/15/2025	1,125	1,109
Clackamas Community College District (NATL)
5.000%, 05/01/2019	1,145	1,231
Clackamas County School District #115,
Series B (NATL) (SBG)
4.500%, 06/15/2021	1,975	2,040
Clackamas County School District #12, North
Clackamas, Deferred Interest, Series B Convertible CABs (FSA) (SBG)
0.000% through 06/14/2011,
thereafter 5.000% 06/15/2022 ◗	3,135	2,999
Clackamas County School District #46, Oregon Trail, Series A (SBG)
5.000%, 06/15/2024	1,000	1,058
Clackamas County School District #7J, Lake Oswego (FSA)
5.250%, 06/01/2025	200	225
Clackamas County School District #86, Canby (FSA) (SBG)
5.000%, 06/15/2018	1,000	1,068
5.000%, 06/15/2021	1,305	1,361
Deschutes & Jefferson Counties School District #2-J, Redmond,
Series A (FGIC) (NATL) (SBG)
5.000%, 06/15/2013	1,250	1,385
Series B, Zero Coupon Bond (FGIC) (NATL) (SBG)
4.447%, 06/15/2021 ¤	1,000	591
Series B, Zero Coupon Bond (SBG)
4.549%, 06/15/2022 ¤	3,030	1,692
Deschutes County School District #6, Pre-refunded 06/15/2011 @ 100 (FGIC) (SBG)
5.500%, 06/15/2014 ◊	1,725	1,876
Deschutes County (FSA)
5.000%, 12/01/2014	1,755	1,917
Hood River County School District (SBG)
5.250%, 06/15/2016	1,030	1,099
Jackson County School District #549C, Medford (SBG)
5.000%, 06/15/2012	2,000	2,192
Josephine County Unit School District, Three Rivers (FGIC) (NATL) (SBG)
5.000%, 12/15/2019	1,000	1,106
Lane County School District #40, Creswell (SBG)
5.000%, 06/15/2011	1,120	1,160
Linn County Community School District #9, Lebanon, Pre-refunded 06/15/2013 @ 100 (FGIC) (SBG)
5.550%, 06/15/2021 ◊	1,000	1,147
Marion & Clackamas Counties School District #4J, Silver Falls (NATL) (SBG)
4.500%, 06/15/2022	1,305	1,340
McMinnville School District #40 (FSA)
5.500%, 06/15/2013	1,000	1,139
Metro
5.250%, 09/01/2014	1,000	1,064
5.000%, 06/01/2020	1,635	1,791
Multnomah County School District #7, Reynolds, Pre-refunded 06/15/2011 @ 100 (SBG)
5.625%, 06/15/2015 ◊	1,000	1,089
Multnomah-Clackamas Counties School District #10JT, Gresham-Barlow, Pre-refunded 06/15/2011 @ 100 (FSA) (SBG)
5.500%, 06/15/2013 ◊	1,780	1,936
(FSA) (SBG)
5.250%, 06/15/2017	1,000	1,150
Multnomah-Clackamas Counties School District #28JT, Zero Coupon Bond (AMBAC) (SBG)
4.473%, 06/01/2016 ¤	1,000	736
North Lincoln Fire & Rescue District #1 (FSA)
4.250%, 02/01/2018	125	131
Pacific City Joint Water Sanitation Authority
4.650%, 07/01/2022	455	433
Portland Community College District, Series A Pre-refunded 06/01/2011 @ 100
5.375%, 06/01/2015 ◊	1,375	1,490
Portland Emergency Facilities, Series A
5.000%, 06/01/2012	1,060	1,063
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	1,000	985
Puerto Rico Public Buildings Authority,
Series J, Mandatory Put 07/01/2012 @ 100 (AMBAC) (COMGTY)
5.000%, 07/01/2036	1,000	993
Salem-Keizer School District #24J,
Series B, Deferred Interest, Zero Coupon Bond (SBG)
4.719%, 06/15/2022 ¤	2,500	1,366
The Dalles
4.000%, 06/01/2017	130	134
4.000%, 06/01/2018	140	142
4.000%, 06/01/2019	75	75
Tualatin Hills Park & Recreation District (FGIC) (NATL)
5.750%, 03/01/2013	870	989
Umatilla County School District #16R, Pendleton (FGIC) (NATL)
5.250%, 07/01/2014	1,540	1,690

First American Funds 2009 Annual Report   71

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Oregon Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE

Wasco County School District #12 (FSA) (SBG)
5.500%, 06/15/2014	$1,080	$1,243
Washington & Clackamas Counties School District #23J, Tigard (FGIC) (NATL)
5.500%, 06/01/2013	1,000	1,128
Zero Coupon Bond
2.824%, 06/15/2014 ¤	1,030	896
Washington County
5.000%, 06/01/2022	1,525	1,645
Washington County School District #48J, Beaverton, Series A (FSA)
5.000%, 06/01/2014	1,600	1,805
5.000%, 06/01/2016	1,500	1,662
Washington, Multnomah & Yamhill Counties School District #1J
5.000%, 11/01/2014	1,000	1,121
Washington, Multnomah & Yamhill Counties School District #1J, Hillsboro (NATL)
5.000%, 06/15/2019	2,490	2,703
Yamhill County School District #29-J, Newberg (FGIC) (NATL) (SBG)
5.250%, 06/15/2015	1,260	1,446
5.250%, 06/15/2016	1,835	2,111
Yamhill County School District #40, McMinnville (FSA) (SBG)
5.000%, 06/15/2023	1,005	1,057

Total General Obligations		65,392

Certificates of Participation – 3.3%
Multnomah County
4.750%, 08/01/2011	1,685	1,690
Oregon Department of Administrative Services,
Series A
4.700%, 05/01/2025	1,500	1,499
Series A (FGIC) (NATL)
5.000%, 11/01/2018	1,060	1,120

Total Certificates of Participation		4,309

Total Municipal Bonds
(Cost $123,308)		125,599

Short-Term Investment – 3.3%
First American Tax Free Obligations Fund, Class Z Å
(Cost $4,267)	4,267,054	4,267

Total Investments ▲ – 99.2%
(Cost $127,575)		129,866

Other Assets and Liabilities, Net – 0.8%		1,056

Total Net Assets 100.0%		$130,922

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.
Oregon Intermediate Tax Free Fund (concluded)

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $127,861. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$4,590
Gross unrealized depreciation	(2,585)

Net unrealized appreciation	$2,005

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Administration

FSA –	Financial Security Assurance

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SBG –	School Bond Guaranty Program

The accompanying notes are an integral part of the financial statements.

72   First American Funds 2009 Annual Report

Short Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 85.7%
Alaska – 1.1%
Revenue Bond – 1.1%
Alaska Railroad Corporation, Capital Grant Receipts (FGIC) (NATL)
5.000%, 08/01/2012	$1,825	$1,949

Arizona – 6.7%
Revenue Bonds – 2.8%
Maricopa County Hospital, Sun Health Corporation, Escrowed to Maturity
5.000%, 04/01/2011 §	3,815	4,076
Salt River Project, Arizona Agriculture Improvement & Power District Electric Systems, Series A
5.000%, 01/01/2020	500	543
University Medical Center Corporation, Hospital Revenue
5.000%, 07/01/2009	500	500

		5,119

Certificate of Participation – 3.9%
Arizona School Facilities Board Certificates,
Series A (NATL)
5.000%, 09/01/2009	7,000	7,052

		12,171

Arkansas – 1.5%
Revenue Bond – 1.5%
North Little Rock Health Facilities Board, Baptist Health, Series B
5.375%, 12/01/2019	2,750	2,814

California – 0.3%
Revenue Bond – 0.3%
California Statewide Communities Development Authority, Daughters of Charity Health, Series F
5.000%, 07/01/2009	500	500

Colorado – 4.7%
Revenue Bonds – 3.5%
Colorado Health Facilities Authority, Covenant Retirement Communities
4.500%, 12/01/2009	500	499
Colorado Health Facilities Authority, Evangelical Lutheran
5.000%, 06/01/2010	435	443
Series B, Mandatory Put 12/01/2014 @ 100
5.000%, 06/01/2039	2,400	2,396
Colorado Health Facilities Authority, Yampa Valley Medical Center Project
5.000%, 09/15/2013	1,000	993
Denver City & County Airport, Subseries A2, Mandatory Put 05/15/2010 @ 100 (AMT)
5.250%, 11/15/2032	2,000	2,029

		6,360

General Obligation – 1.2%
Denver City & County School District #1,
Series A (STAID)
5.250%, 12/01/2023	2,000	2,166

		8,526

Florida – 12.6%
Revenue Bonds – 12.6%
Florida Department of Environmental Protection Preservation, Florida Forever, Series B (NATL)
5.000%, 07/01/2011	10,000	10,540
Florida Hurricane Catastrophe Fund Financial Corporation, Series A
5.000%, 07/01/2010	4,000	4,090
5.250%, 07/01/2012	4,000	4,173
Miami-Dade County Health Facilities Authority Mandatory Put 08/01/2011 @ 100 (NATL)
4.125%, 08/01/2046	1,000	1,005
South Miami Health Facilities Authority, Baptist Health South Florida Group
5.000%, 08/15/2012	2,000	2,104
Tallahassee Energy Systems (NATL)
5.000%, 10/01/2012	1,000	1,079

		22,991

Georgia – 6.1%
Revenue Bond – 3.0%
Gwinnett County Water & Sewer Authority
5.000%, 08/01/2022	5,000	5,516

General Obligation – 3.1%
Georgia, Series B
5.000%, 07/01/2021	5,000	5,560

		11,076

Illinois – 2.4%
Revenue Bonds – 2.4%
Illinois Finance Authority, Clare at Water Tower Project, Series A
5.100%, 05/15/2011	1,000	966
Illinois Finance Authority, Landing at Plymouth Place Project, Series A
5.000%, 05/15/2011	500	494
Illinois Finance Authority, Rush University Medical Center, Series A
5.000%, 11/01/2013	1,630	1,696
5.000%, 11/01/2014	1,105	1,144

		4,300

Indiana – 0.5%
Revenue Bond – 0.5%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2012	990	971

Iowa – 5.2%
Revenue Bonds – 5.2%
Iowa Finance Authority Health Facilities, Care Initiatives Project, Series A
5.000%, 07/01/2009	1,000	1,000
Iowa Higher Education, Private College Facility, Grinnell
2.100%, 12/01/2011	4,000	4,043
Muscatine Electric, Series A (AMBAC)
5.500%, 01/01/2010	4,385	4,480

		9,523

First American Funds 2009 Annual Report   73

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Short Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Kansas – 1.4%
Revenue Bonds – 1.4%
Olathe Health Facilities, Olathe Medical Center
4.000%, 09/01/2012	$1,150	$1,167
Series A, Mandatory Put 03/01/2013 @ 100
4.125%, 09/01/2037	1,350	1,377

		2,544

Louisiana – 1.1%
Revenue Bond – 1.1%
Tangipahoa Parish Hospital Service District #1, North Oaks Medical Center Project, Series A
5.000%, 02/01/2011	2,035	2,007

Massachusetts – 1.1%
Revenue Bond – 1.1%
Massachusetts Health & Educational Facilities Authority, Northeastern University, Series T-1, Mandatory Put 02/16/2012 @ 100
4.125%, 10/01/2037	2,000	2,011

Michigan – 3.5%
Revenue Bond – 2.8%
Michigan Hospital Finance Authority, Ascension,
Series B3, Mandatory Put 08/15/2010 @ 100
2.750%, 11/15/2033	5,000	5,021

General Obligation – 0.7%
Warren School District, School Improvement (FGIC) (NATL)
5.000%, 05/01/2012	1,200	1,297

		6,318

Minnesota – 2.8%
Revenue Bonds – 1.1%
Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
5.500%, 05/01/2016	910	882
5.500%, 05/01/2017	1,065	1,020
St. Paul Port Authority Lease Revenue, HealthEast Midway Campus, Series 3-A
5.000%, 05/01/2010	170	168

		2,070

General Obligation – 1.7%
Bemidji Temporary Sales Tax
4.500%, 02/01/2012	3,000	3,079

		5,149

Missouri – 2.8%
Revenue Bonds – 1.8%
Bi-state Development Agency, Missouri-Illinois Metropolitan District, Metrolink, Series A, Mandatory Put 10/01/2009 @ 100 (LOC: JP Morgan Chase Bank)
3.950%, 10/01/2035	2,500	2,518
Osage Beach Tax Increment, Prewitt’s Point Project
4.625%, 05/01/2011	895	859

		3,377

Certificate of Participation – 1.0%
Independence School District, Series C (FSA)
3.250%, 03/01/2014	1,750	1,753

		5,130

Nebraska – 1.4%
Revenue Bond – 1.4%
Central Plains Energy Project, Nebraska Gas Project #1, Series A
5.250%, 12/01/2021	3,000	2,554

New Hampshire – 2.5%
Revenue Bonds – 2.5%
New Hampshire Health & Education Facilities Authority, Concord Hospital, Series D2
5.000%, 05/01/2010	1,915	1,930
5.000%, 05/01/2011	2,585	2,606

		4,536

New York – 2.0%
General Obligation – 2.0%
New York, Series A
5.000%, 08/01/2011	3,435	3,658

North Carolina – 3.0%
General Obligation – 3.0%
North Carolina Public Improvement, Series A
5.000%, 03/01/2020	5,000	5,545

Oregon – 4.7%
Revenue Bond – 2.9%
Oregon Department of Administrative Services, Lottery Revenue, Series A
5.000%, 04/01/2022	5,000	5,369

General Obligation – 1.8%
Salem
5.000%, 06/01/2021	3,000	3,213

		8,582

South Carolina – 3.2%
Revenue Bonds – 1.3%
Georgetown County Pollution Control Facilities, International Paper Company Project, Series A
5.125%, 02/01/2012	1,500	1,471
Richland County Environmental Improvement, Series A
4.600%, 09/01/2012	1,000	974

		2,445

Certificate of Participation – 1.9%
Scago Public Facilities Corporation, Lancaster County Project (AGTY)
3.500%, 12/01/2011	3,315	3,422

		5,867

Texas – 5.4%
Revenue Bonds – 2.9%
Lower Colorado River Authority (AMBAC)
5.000%, 05/15/2012	2,685	2,874
Tyler Health Facilities Development Corporation, East Texas Medical Center, Series A
5.000%, 11/01/2009	1,000	1,000
5.000%, 11/01/2010	1,500	1,497

		5,371

General Obligation – 2.5%
Texas Public Finance Authority
5.000%, 10/01/2010	4,275	4,498

		9,869

The accompanying notes are an integral part of the financial statements.

74   First American Funds 2009 Annual Report

Short Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE

Virginia – 8.6%
Revenue Bonds – 8.6%
Amelia County Industrial Development Authority, Solid Waste Disposal, Waste Management Project Mandatory Put 04/01/2010 @ 100 (AMT)
4.800%, 04/01/2027	$2,000	$2,009
Virginia Housing Development Authority, Commonwealth Mortgage, Subseries D1 (AMT)
4.300%, 01/01/2014	7,000	7,066
Virginia Public Building Authority, Series A
5.000%, 08/01/2014	6,000	6,647

		15,722

Wisconsin – 1.1%
Revenue Bond – 1.1%
Wisconsin Health & Educational Facilities Authority, Froedtert & Community Health,
Series A
5.000%, 04/01/2010	1,940	1,974

Total Municipal Bonds
(Cost $154,228)		156,287

Short-Term Investments – 12.7%
Money Market Fund – 5.1%
First American Tax Free Obligations Fund, Class Z Å	9,286,552	9,287

Variable Rate Demand Notes ❖ – 7.6%
Cohasset Power & Light Company Project,
Series A (LOC: LaSalle Bank)
0.400%, 06/01/2020	$5,830	5,830
Milwaukee Redevelopment Authority, Yankee Hill Apartments (LOC: Wells Fargo Bank)
0.220%, 09/01/2025	1,100	1,100
South Fulton Municipal Regional Water & Sewer Authority (LOC: Bank of America)
0.320%, 01/01/2033	7,000	7,000

		13,930

Total Short-Term Investments
(Cost $23,217)		23,217

Total Investments ▲ – 98.4%
(Cost $177,445)		179,504

Other Assets and Liabilities, Net – 1.6%		2,822

Total Net Assets 100.0%		$182,326

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of June 30, 2009.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $177,864. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,856
Gross unrealized depreciation	(1,216)

Net unrealized appreciation	$1,640

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation
Short Tax Free Fund (concluded)

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate market value of securities subject to the AMT was $11,104, which represents 6.1% of total net assets.

FGIC –	Financial Guarantee Insurance Corporation

FSA –	Financial Security Assurance

LOC –	Letter of Credit

NATL –	National Public Finance Guarantee Corporation

STAID –	State Aid Withholding

First American Funds 2009 Annual Report   75

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE

Municipal Bonds – 97.6%
Alabama – 0.4%
Revenue Bonds – 0.4%
Camden Industrial Development Board, Weyerhaeuser Company,
Series A, Pre-refunded 12/01/2013 @ 100
6.125%, 12/01/2024 ◊	$1,000	$1,163
Series B, Pre-refunded 12/01/2013 @ 100 (AMT)
6.375%, 12/01/2024 ◊	350	403

		1,566

Alaska – 1.3%
Revenue Bonds – 1.3%
Alaska Energy Authority, Bradley Lake, Third Series (FSA)
6.000%, 07/01/2010	1,000	1,038
6.000%, 07/01/2011	4,040	4,308

		5,346

Arizona – 7.0%
Revenue Bonds – 5.5%
Arizona Health Facilities Authority, The Terraces Project, Series A
Pre-refunded 11/15/2013 @ 101
7.500%, 11/15/2023 ◊	3,000	3,569
Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A
5.250%, 07/01/2032	3,500	3,179
Mohave County Industrial Development Authority, Correctional Facilities Contract, Mohave Prison Expansion Project
8.000%, 05/01/2025	4,500	4,957
Pima County Industrial Development Authority, American Charter Schools Foundation,
Series A
5.500%, 07/01/2026	3,555	2,728
Scottsdale Municipal Property Corporation, Excise Tax, Water and Sewer Development Project, Series A
5.000%, 07/01/2021	4,300	4,683
Scottsdale Industrial Development Authority, Scottsdale Healthcare, Series A
5.000%, 09/01/2022	1,000	954
5.250%, 09/01/2030	2,000	1,817
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	1,021	959

		22,846

General Obligation – 1.5%
Gila County Unified School District #10, Payson School Improvement Project of 2006, Series A (AMBAC)
1.000% through 07/01/2009, thereafter 5.250%, 07/01/2022	6,630	6,408

		29,254

Arkansas – 0.2%
Revenue Bond – 0.2%
Washington County Arkansas Hospital, Regional Medical Center, Series B
5.000%, 02/01/2030	1,000	814

California – 5.1%
Revenue Bonds – 4.7%
California Department of Water Reserves, Central Water Revenue
5.000%, 12/01/2021	2,000	2,154
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project,
Series B (AMT)
5.000%, 07/01/2027	2,500	2,143
Series C (AMT)
5.125%, 11/01/2023	5,000	4,520
California Statewide Communities Development Authority, St. Joseph,
Series B (FGIC)
5.450%, 07/01/2026	1,050	1,044
Series C (FGIC)
5.450%, 07/01/2026	1,050	1,044
Chula Vista Industrial Development, San Diego Gas & Electric, Series A (AMT)
4.900%, 03/01/2023	2,500	2,255
Loma Linda University Medical Center, Hospital Revenue, Series A
8.250%, 12/01/2038	1,500	1,573
Southern California Public Power Authority, Transmission Project Revenue, Series A
5.000%, 07/01/2020	4,000	4,159
Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series A (AMBAC)
(AMT)
5.000%, 12/01/2022	1,000	922

		19,814

General Obligation – 0.4%
Poway Unified School District, Election of 2008, District 2007-1A, Zero Coupon Bond
6.168%, 08/01/2023 ¤	3,775	1,605

		21,419

Colorado – 3.5%
Revenue Bonds – 3.3%
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School Pre-refunded 12/01/2011 @ 100
7.250%, 12/01/2021 ◊	1,500	1,717
Colorado Health Facilities Authority, Covenant Retirement Communities, Series B
6.125%, 12/01/2033	1,150	966
Colorado Health Facilities Authority, Evangelical Lutheran
5.900%, 10/01/2027	2,500	2,445
5.000%, 06/01/2029	2,000	1,738
Colorado Health Facilities Authority, Parkview Medical Center Project Pre-refunded 09/01/2011 @ 100
6.500%, 09/01/2020 ◊	1,000	1,108
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT)
5.700%, 07/01/2018	1,590	1,533
La Junta Hospital, Arkansas Valley Medical Center Project
6.000%, 04/01/2019	1,000	977

The accompanying notes are an integral part of the financial statements.

76   First American Funds 2009 Annual Report

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Northwest Parkway Public Highway Authority, Zero Coupon Bond, Pre-refunded 06/15/2011 @ 33.455 (AMBAC)
1.930%, 06/15/2029 ◊ ¤	$10,000	$3,222

		13,706

General Obligation – 0.2%
Antelope Water Systems General Improvement District
5.125%, 12/01/2035	1,000	834

		14,540

Delaware – 1.3%
Revenue Bond – 1.3%
Delaware Transportation Authority Revenue
5.000%, 07/01/2019	5,000	5,615

Florida – 4.6%
Revenue Bonds – 4.0%
Halifax Hospital Medical Center, Series B1 (FSA)
5.500%, 06/01/2038	6,000	5,684
Palm Beach County Health Facilities Authority Retirement Community, Acts Retirement Life,
Series A
4.500%, 11/15/2036	10,000	6,862
Palm Beach County Health Facilities Authority, Waterford Project
5.875%, 11/15/2037	5,700	4,375

		16,921

Certificate of Participation – 0.6%
Palm Beach County School Board (FGIC) (NATL)
5.000%, 08/01/2018	2,415	2,508

		19,429

Georgia – 1.4%
Revenue Bonds – 1.4%
Fulton County Development Authority, Maxon Atlantic Station, Series A, Mandatory Put 03/01/2015 @ 100 (AMT)
5.125%, 03/01/2026	2,300	2,084
Fulton County Residential Care Facilities, Canterbury Court Project, Series A
6.125%, 02/15/2026	1,500	1,179
6.125%, 02/15/2034	2,500	1,843
Georgia Municipal Electric Authority Power,
Series BB (NATL)
5.250%, 01/01/2025	1,000	1,007

		6,113

Idaho – 0.2%
Revenue Bond – 0.2%
Idaho Health Facilities Authority Revenue, Trinity Health Group, Series B
6.250%, 12/01/2033	750	785

Illinois – 5.7%
Revenue Bonds – 4.7%
Bolingbrook, Residential Mortgages Escrowed to Maturity (FGIC) (VEREX)
7.500%, 08/01/2010 §	625	652
Illinois Finance Authority, Landing at Plymouth Place Project, Series A
6.000%, 05/15/2037	2,300	1,620
Illinois Finance Authority, Luther Oaks Project,
Series A
6.000%, 08/15/2039	2,000	1,345
Illinois Finance Authority, Roosevelt University
5.500%, 04/01/2037	2,800	2,394
Illinois Finance Authority, Rush University Medical Center, Series A
7.250%, 11/01/2030	3,680	4,038
Illinois Finance Authority, Silver Cross Hospital
5.500%, 08/15/2030	3,230	2,614
Illinois Health Facilities Authority, Covenant Retirement Communities
5.875%, 12/01/2031	4,500	3,499
Series A (RAAI)
5.500%, 12/01/2022	4,000	3,378
Northern Illinois University, Auxiliary Facilities Systems (FGIC) (NATL)
5.700%, 04/01/2016	120	120

		19,660

General Obligations – 1.0%
Chicago Illinois Board of Education, Series C
5.000%, 12/01/2020	2,000	2,043
Grundy & Will Counties Community School District #1
5.875%, 08/01/2028	2,250	2,391

		4,434

		24,094

Indiana – 2.4%
Revenue Bonds – 2.4%
Indiana Health & Educational Facilities Financing Authority, Community Foundation
5.500%, 03/01/2037	2,830	2,395
Indiana Municipal Power Agency, Power Supply,
Series B (NATL)
6.000%, 01/01/2012	1,000	1,085
Indiana Transportation Finance Authority,
Series A (AMBAC)
5.750%, 06/01/2012	2,000	2,226
Indianapolis Airport Authority, Special Facilities, Federal Express Corporation Project (GTY: Federal Express) (AMT)
5.100%, 01/15/2017	3,000	2,709
Portage Economic Development, Ameriplex Project
5.000%, 07/15/2023	1,000	870
5.000%, 01/15/2027	775	647

		9,932

Iowa – 0.1%
Revenue Bond – 0.1%
Muscatine Electric, Escrowed to Maturity
6.700%, 01/01/2013 §	530	580

Kansas – 1.5%
Revenue Bonds – 1.5%
Kansas Department of Transportation, Highway Revenue, Series B2
5.000%, 09/01/2022	500	545
Kansas Development Finance Authority, Hospital Revenue, Adventist Health
5.500%, 11/15/2029 «	4,500	4,462
Olathe Senior Living Facility, Catholic Care Campus, Series A
6.000%, 11/15/2038	2,000	1,416

		6,423

First American Funds 2009 Annual Report   77

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Louisiana – 0.8%
Revenue Bonds – 0.8%
Jefferson Parish, Home Mortgage Authority Escrowed to Maturity (FGIC) (FHA) (VA)
7.100%, 08/01/2011 §	$1,000	$1,114
Rapides Financial Authority, Cleco Power LLC Project (AMBAC) (AMT)
4.700%, 11/01/2036	3,000	2,109

		3,223

Maryland – 1.4%
General Obligation – 1.4%
Prince Georges County Public Improvement
5.000%, 07/15/2017	5,000	5,712

Massachusetts – 0.7%
Revenue Bonds – 0.7%
Massachusetts Development Finance Agency Health Care Facilities, Adventcare, Series A
6.750%, 10/15/2037	2,850	2,130
Massachusetts Health & Educational Facilities Authority, UMass Memorial Issue, Series D
5.000%, 07/01/2033	1,000	756

		2,886

Michigan – 2.8%
Revenue Bonds – 2.8%
Kalamazoo Hospital Financial Authority, Bronson Hospital (FSA)
5.000%, 05/15/2026	7,665	7,320
Michigan Hospital Financial Authority, McLaren Health Care, Series A
5.250%, 05/15/2018	1,000	1,003
Royal Oak Hospital Finance Authority, William Beaumont Hospital
8.000%, 09/01/2029	3,000	3,362

		11,685

Minnesota – 7.4%
Revenue Bonds – 7.4%
Chippewa County, Montevideo Hospital Project
5.500%, 03/01/2037	4,000	3,072
Columbia Heights Multifamily & Health Care Facilities, Crest View Corporation Projects,
Series A
5.700%, 07/01/2042	2,790	1,925
Cuyuna Range Hospital District
5.200%, 06/01/2025	1,000	750
5.000%, 06/01/2029	1,500	1,040
Minneapolis Healthcare System, Fairview Health Services, Series A
6.625%, 11/15/2028	3,000	3,157
Minnesota Agriculture & Economic Development Board, Health Care System, Fairview, Series A
6.375%, 11/15/2029	95	96
Monticello, Big Lake Community Hospital,
Series C
6.200%, 12/01/2022	2,995	2,465
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	1,000	843
St. Paul Housing & Redevelopment Authority, Allina Health Systems, Series A (NATL)
5.000%, 11/15/2019	4,500	4,530
St. Paul Housing & Redevelopment Authority, Health Care Facilities, HealthPartners Obligated Group Project
5.250%, 05/15/2026	1,500	1,315
5.250%, 05/15/2036	3,900	3,134
St. Paul Housing & Redevelopment Authority, HealthEast Project
6.000%, 11/15/2030	2,000	1,561
6.000%, 11/15/2035	1,000	756
St. Paul Housing & Redevelopment Hospital Authority, HealthEast Project
5.250%, 11/15/2014	990	920
6.000%, 11/15/2025	2,000	1,683
St. Paul Sales Tax, Series B (SGI)
5.650%, 11/01/2017	2,290	2,324
Stillwater Health Care, Health System Obligation Group
5.000%, 06/01/2035	2,000	1,683

		31,254

Mississippi – 1.7%
Revenue Bond – 1.7%
Mississippi Development Bank Special Obligation, Jackson Public School District (FSA)
5.500%, 04/01/2020	6,350	7,022

Missouri – 3.5%
Revenue Bonds – 3.5%
Bi-State Development Agency, Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project (FSA)
5.250%, 07/01/2027	3,185	3,138
Boone County Hospital
5.625%, 08/01/2038	5,500	5,014
St. Louis Industrial Development Authority, Sewer and Solid Waste Disposal Facilities (AMT)
4.875%, 03/01/2032	8,000	5,900
Sugar Creek, Lafarge North America, Series A
(AMT)
5.650%, 06/01/2037	1,000	737

		14,789

Montana – 0.9%
Revenue Bonds – 0.9%
Forsyth Pollution Control, Northwestern Corporation (AMBAC)
4.650%, 08/01/2023	2,500	2,090
Montana Facilities Financial Authority, Senior Living St. John’s Lutheran, Series A
6.125%, 05/15/2036	2,500	1,737

		3,827

Nebraska – 4.7%
Revenue Bonds – 4.7%
Central Plains Energy Project, Nebraska Gas Project #1, Series A
5.250%, 12/01/2021	5,000	4,256
Nebraska Public Power District, Series B
5.000%, 01/01/2020	2,750	2,880
Omaha Public Power District, Electric Revenue,
Series A
5.500%, 02/01/2039	1,000	1,033

The accompanying notes are an integral part of the financial statements.

78   First American Funds 2009 Annual Report

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Washington County Wastewater Facilities, Cargill Project (AMT)
5.900%, 11/01/2027	$1,700	$1,658
4.850%, 04/01/2035	12,500	10,013

		19,840

Nevada – 1.9%
Revenue Bonds – 1.9%
Carson City Hospital Revenue, Carson-Tahoe Hospital
5.750%, 09/01/2031	2,740	2,264
Pre-refunded 09/01/2012 @ 101
5.750%, 09/01/2031 ◊	2,260	2,560
Clark County Industrial Development, Southwest Gas Corporation Project,
Series A (AMBAC) (AMT)
5.250%, 07/01/2034	4,000	3,117
Series A (AMT) (FGIC)
4.750%, 09/01/2036	80	57

		7,998

New Hampshire – 0.4%
Revenue Bonds – 0.4%
New Hampshire Health & Educational Facilities Authority, Covenant Health
5.375%, 07/01/2024	1,250	1,155
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
5.875%, 07/01/2034	800	673

		1,828

North Carolina – 1.6%
Revenue Bonds – 1.6%
North Carolina Medical Care Community Health Care Facilities, 1st Mortgage Presbyterian, Series B
5.200%, 10/01/2021	1,500	1,301
North Carolina Medical Care Community Health Care Facilities, Pennybyrn at Maryfield, Series A
6.000%, 10/01/2023	2,800	2,267
North Carolina Medical Care Community Retirement Facilities, Southminster Project,
Series A
5.750%, 10/01/2037	4,150	2,935

		6,503

North Dakota – 0.7%
Revenue Bond – 0.5%
North Dakota State Board of Higher Education, Bismarck State College
5.350%, 05/01/2030	2,500	1,973

General Obligations – 0.2%
West Fargo, Series A (AGTY)
4.000%, 05/01/2017	550	561
4.000%, 05/01/2018	540	546

		1,107

		3,080

Ohio – 2.1%
Revenue Bonds – 2.1%
Cincinnati Water System Pre-refunded 06/01/2011 @ 100
5.000%, 12/01/2020 ◊	125	134
Lake County Hospital Facilities, Lake Hospital System, Series C
5.625%, 08/15/2029	3,250	2,863
Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
5.250%, 05/15/2026	1,000	823
Ohio Higher Educational Facility, Baldwin-Wallace College Project
5.125%, 12/01/2017	1,490	1,513
5.250%, 12/01/2019	1,540	1,552
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project
5.250%, 12/01/2023	2,000	1,784

		8,669

Oregon – 0.7%
Revenue Bonds – 0.7%
Gilliam County Solid Waste Disposal, Waste Management Project (AMT)
5.250%, 07/01/2029	1,500	1,315
Oregon Health Sciences University, Series A
5.750%, 07/01/2039	1,750	1,713

		3,028

Pennsylvania – 3.1%
Revenue Bonds – 2.6%
Delaware County Authority College Revenue, Neumann College
6.125%, 10/01/2034	1,000	949
Erie County Industrial Development Authority, International Paper Company Project,
Series A (AMT)
5.000%, 11/01/2018	1,350	1,148
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care
6.250%, 02/01/2035	2,090	1,347
Pennsylvania Economic Development Authority, Allegheny Energy Supply
7.000%, 07/15/2039 «	5,000	5,046
State Public School Building Authority, Delaware County Community College Project (FSA)
5.000%, 10/01/2024	1,600	1,678
Westmoreland County Industrial Development Authority, Redstone Retirement Community,
Series A
5.750%, 01/01/2026	1,200	894

		11,062

General Obligation – 0.5%
Bethel Park School District (STAID)
5.100%, 08/01/2033	2,000	1,978

		13,040

Puerto Rico – 2.9%
Revenue Bond – 2.7%
Puerto Rico Electric Power Authority, Series VV (NATL)
5.250%, 07/01/2029	11,785	11,184

General Obligations – 0.2%
Puerto Rico Commonwealth, Series A
5.000%, 07/01/2027	550	475
Puerto Rico Commonwealth, Public Improvement (NATL)
5.750%, 07/01/2026	500	522

		997

		12,181

First American Funds 2009 Annual Report   79

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

South Carolina – 1.4%
Revenue Bonds – 0.8%
Georgetown County Environmental Improvement, International Paper, Series A (AMT)
5.550%, 12/01/2029	$700	$539
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A
6.125%, 08/01/2023	1,250	1,192
Series C, Pre-refunded 08/01/2013 @ 100
6.375%, 08/01/2034 ◊	1,115	1,265
6.375%, 08/01/2034 ◊	135	155

		3,151

General Obligation – 0.6%
South Carolina Infrastructure, Series A
3.000%, 10/01/2024	3,000	2,523

		5,674

South Dakota – 3.9%
Revenue Bonds – 3.6%
Sioux Falls, Dow Rummel Village Project,
Series A, Pre-refunded 11/15/2012 @ 100
6.625%, 11/15/2023 ◊	2,270	2,645
South Dakota Economic Development Finance Authority, Pooled Loan DTS Project, Series A (AMT)
5.500%, 04/01/2019	1,055	1,036
South Dakota Economic Development Finance Authority, Pooled Loan Program – Davis Family,
Series 4A (AMT)
6.000%, 04/01/2029	1,400	1,376
South Dakota Economic Development Finance Authority, Pooled Loan Program – Spearfish Forest, Series A (AMT)
5.875%, 04/01/2028	2,000	1,950
South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGTY)
5.500%, 08/01/2038	7,000	7,084
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2031	1,250	1,044

		15,135

Certificate of Participation – 0.3%
Deadwood (ACA)
5.000%, 11/01/2020	1,500	1,214

		16,349

Tennessee – 1.8%
Revenue Bonds – 1.5%
Johnson City Health & Educational Facilities Board, Mountain States Health, Series A Pre-refunded 07/01/2012 @ 103
7.500%, 07/01/2033 ◊	2,500	2,834
Shelby County Health, Educational, & Housing Facilities Board, Methodist Healthcare Pre-refunded 09/01/2012 @ 100
6.500%, 09/01/2021 ◊	1,125	1,293
6.500%, 09/01/2021 ◊	1,875	2,155

		6,282

General Obligation – 0.3%
Shelby County
5.000%, 04/01/2020	1,000	1,113

		7,395

Texas – 14.2%
Revenue Bonds – 11.7%
Abilene Health Facilities Development, Sears Methodist Retirement Project
5.875%, 11/15/2018	500	427
Series A
5.875%, 11/15/2018	2,500	2,135
7.000%, 11/15/2033	4,000	3,072
Bexar County Housing Finance Corporation, American Opportunity Housing, Series A (NATL)
5.800%, 01/01/2031	2,000	1,452
Brazos County Health Facilities, Franciscan Services Corporation, St. Joseph Regional
5.000%, 01/01/2023	3,635	3,231
Crawford Education Facilities, University of St. Thomas Project
5.250%, 10/01/2022	1,300	1,170
5.375%, 10/01/2027	1,750	1,524
Dallas Area Rapid Transit Sales Tax, Senior Lien
5.000%, 12/01/2018	2,000	2,241
Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
7.250%, 12/01/2035	2,000	2,144
Lubbock Educational Facilities Authority, Lubbock Christian University
5.125%, 11/01/2027	1,000	819
5.250%, 11/01/2037	2,500	1,929
North Texas Tollway Authority, First Tier,
Series E-3 Mandatory Put 01/01/2016 @ 100
5.750%, 01/01/2038	4,500	4,563
Red River Authority Sewer & Solidwaste Disposal, Excel Corporation Project (AMT)
6.100%, 02/01/2022	3,775	3,684
San Antonio Electric & Gas
5.000%, 02/01/2025	4,000	4,167
Series A
5.250%, 02/01/2025	10,000	10,658
San Marcos Waterworks & Wastewater Systems (FSA)
5.000%, 08/15/2026	1,000	1,025
Tarrant County Cultural Education Retirement Facilities, Northwest Senior Housing Edgemere Project, Series A
6.000%, 11/15/2026	1,600	1,350
Travis County Health Facilities, Querencia Barton Creek Project
5.500%, 11/15/2025	1,300	884
5.650%, 11/15/2035	4,100	2,657

		49,132

General Obligations – 2.5%
Fort Bend Independent School District Escrowed to Maturity (PSFG)
5.000%, 02/15/2014 §	500	566

The accompanying notes are an integral part of the financial statements.

80   First American Funds 2009 Annual Report

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Humble Independent School District,
Series A (AGTY)
5.250%, 02/15/2022	$2,635	$2,828
San Marcos Certificates of Obligation (FSA)
5.000%, 08/15/2025	1,000	1,037
5.000%, 08/15/2027	1,000	1,025
Texas Transportation Commission, Mobility Fund
5.000%, 04/01/2028	5,000	5,167

		10,623

		59,755

Utah – 1.2%
Revenue Bonds – 1.2%
Intermountain Power Agency, Utah Power Supply,
Series A (AMBAC)
6.500%, 07/01/2011	365	395
Series A, Escrowed to Maturity (AMBAC)
6.500%, 07/01/2011 §	635	704
Uintah County Municipal Building Authority, Lease Revenue
5.500%, 06/01/2037	4,000	3,856

		4,955

Vermont – 0.2%
Revenue Bond – 0.2%
Vermont Economic Development Authority, Wake Robin Corporation Project, Series A
5.250%, 05/01/2026	1,000	743

Virginia – 0.2%
Revenue Bond – 0.2%
Arlington County Industrial Development Authority, Berkeley Apartments (AMT) (FNMA)
5.850%, 12/01/2020	1,000	1,036

Washington – 0.2%
Revenue Bond – 0.2%
Washington Public Power Supply System, Nuclear Project #3, Series B
7.125%, 07/01/2016	600	745

Wisconsin – 1.8%
Revenue Bonds – 1.8%
Wisconsin Health & Educational Facilities Authority, Beaver Dam Community Hospitals,
Series A
6.750%, 08/15/2034	2,000	1,516
Wisconsin Health & Educational Facilities Authority, Children’s Hospital of Wisconsin
5.250%, 08/15/2024	2,000	2,022
Wisconsin Health & Educational Facilities Authority, Eastcastle Place Income Project
6.000%, 12/01/2024	1,000	798
Wisconsin Health & Educational Facilities Authority, New Castle Place Project, Series A
7.000%, 12/01/2031	2,000	1,662
Wisconsin Health & Educational Facilities Authority, Southwest Health Center, Series A
6.250%, 04/01/2034	2,000	1,403

		7,401

Wyoming – 0.7%
Revenue Bonds – 0.7%
Teton County Hospital District, St. John’s Medical Center
6.750%, 12/01/2022	2,100	1,889
6.750%, 12/01/2027	1,500	1,259

		3,148

Total Municipal Bonds
(Cost $444,930)		409,676

Short-Term Investment – 3.3%
First American Tax Free Obligations Fund, Class Z Å
(Cost $13,679)	13,678,627	13,679

Total Investments ▲ – 100.9%
(Cost $458,609)		423,355

Other Assets and Liabilities, Net – (0.9)%		(3,589)

Total Net Assets 100.0%		$419,766

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

«	Security purchased on a when-issued basis. On June 30, 2009, the total cost of investments purchased on a when-issued basis was $9,392 or 2.3% of total net assets. See note 2 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $459,159. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$9,474
Gross unrealized depreciation	(45,278)

Net unrealized depreciation	$(35,804)

ACA –	ACA Financial Guaranty Corporation

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2009, the aggregate value of securities subject to the AMT was $52,244 which represents 12.4% total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Administration

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GTY –	Guaranty Agreement

NATL –	National Public Finance Guarantee Corporation

PSFG –	Permanent School Fund Guarantee

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

STAID –	State Aid Withholding

VA –	Veterans Administration

VEREX –	Verex Assurance

First American Funds 2009 Annual Report   81

Statements ofAssets and Liabilities	June 30, 2009, all dollars and shares are rounded to thousands (000), except per share data

					Minnesota
	Arizona	California	Colorado	Intermediate	Intermediate
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

Unaffiliated investments, at cost	$22,997	$100,338	$65,861	$648,166	$193,417
Affiliated money market fund, at cost	—	—	400	24,254	—

ASSETS:
Unaffiliated investments, at fair value (note 2)	$21,854	$97,009	$64,848	$655,417	$193,495
Affiliated money market fund, at fair value (note 2)	—	—	400	24,254	—
Receivable for dividends and interest	404	1,390	503	8,172	2,564
Receivable for investments sold	—	—	—	54	—
Receivable for capital shares sold	110	64	1	2,336	121
Receivable from advisor (note 3)	11	7	14	—	—
Prepaid expenses and other assets	3	1	2	6	1

Total assets	22,382	98,471	65,768	690,239	196,181

LIABILITIES:
Dividends payable	72	308	199	2,158	537
Payable for investments purchased	—	—	—	—	—
Payable for investments purchased on a when-issued basis	—	—	—	9,429	—
Payable for capital shares redeemed	24	1	9	822	44
Payable to affiliates (note 3)	15	31	25	378	108
Payable for distribution and shareholder servicing fees	2	4	4	2	1
Accrued expenses and other liabilities	29	30	31	38	32

Total liabilities	142	374	268	12,827	722

Net assets	$22,240	$98,097	$65,500	$677,412	$195,459

COMPOSITION OF NET ASSETS:
Portfolio capital	$23,494	$101,363	$66,473	$670,990	$195,375
Undistributed (distributions in excess of) net investment income	3	(7)	(48)	(372)	(82)
Accumulated net realized gain (loss) on investments (note 2)	(114)	70	88	(457)	88
Net unrealized appreciation (depreciation) of investments	(1,143)	(3,329)	(1,013)	7,251	78

Net assets	$22,240	$98,097	$65,500	$677,412	$195,459

Class A:
Net assets	$6,410	$16,417	$11,088	$35,017	$23,019
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	632	1,599	1,155	3,349	2,379
Net asset value and redemption price per share	$10.14	$10.27	$9.60	$10.46	$9.67
Maximum offering price per share[1]	$10.59	$10.73	$10.03	$10.70	$9.89
Class C:
Net assets	$1,462	$4,064	$2,891	—	—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	144	395	302	—	—
Net asset value, offering price, and redemption price per share[2]	$10.12	$10.28	$9.57	—	—
Class Y:
Net assets	$14,368	$77,616	$51,521	$642,395	$172,440
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1,417	7,561	5,356	61,571	17,927
Net asset value, offering price, and redemption price per share	$10.14	$10.27	$9.62	$10.43	$9.62

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in Notes to Financial Statements.

[2]	Class C has a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

82   First American Funds 2009 Annual Report

				Oregon
Minnesota	Missouri	Nebraska	Ohio	Intermediate	Short
Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

$157,280	$146,438	$39,032	$47,711	$123,308	$168,158	$444,930
—	2,762	353	—	4,267	9,287	13,679

$148,246	$140,038	$38,449	$47,012	$125,599	$170,217	$409,676
—	2,762	353	—	4,267	9,287	13,679
2,022	1,978	519	458	1,177	2,291	6,485
—	—	—	—	—	—	—
90	113	—	—	2,024	1,020	1,569
—	—	17	6	—	—	—
2	2	4	1	1	—	5

150,360	144,893	39,342	47,477	133,068	182,815	431,414

284	491	121	148	400	358	1,679
—	—	—	—	1,636	—	—
—	1,240	—	1,000	—	—	9,392
147	4	50	50	10	21	302
81	77	18	19	67	78	233
17	4	3	—	1	—	4
31	32	29	30	32	32	38

560	1,848	221	1,247	2,146	489	11,648

$149,800	$143,045	$39,121	$46,230	$130,922	$182,326	$419,766

$160,132	$148,788	$40,340	$47,518	$129,551	$184,116	$462,622
31	(28)	(17)	(17)	(1)	(7)	(9)
(1,329)	685	(619)	(572)	(919)	(3,842)	(7,593)
(9,034)	(6,400)	(583)	(699)	2,291	2,059	(35,254)

$149,800	$143,045	$39,121	$46,230	$130,922	$182,326	$419,766

$87,218	$22,766	$5,847	$1,048	$10,963	$3,376	$35,276

8,738	2,049	594	106	1,122	347	3,655
$9.98	$11.11	$9.84	$9.90	$9.77	$9.74	$9.65
$10.42	$11.60	$10.28	$10.34	$9.99	$9.96	$10.08

$20,489	$757	$2,585	$399	—	—	$3,442

2,062	68	265	41	—	—	358
$9.94	$11.08	$9.76	$9.76	—	—	$9.61

$42,093	$119,522	$30,689	$44,783	$119,959	$178,950	$381,048

4,223	10,752	3,121	4,524	12,278	18,374	39,432
$9.97	$11.12	$9.83	$9.90	$9.77	$9.74	$9.66

First American Funds 2009 Annual Report   83

Statements ofOperations	For the year ended June 30, 2009, all dollars are rounded to thousands (000)

					Minnesota
	Arizona	California	Colorado	Intermediate	Intermediate
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$1,282	$3,444	$2,295	$32,999	$9,076
Dividends from unaffiliated money market fund	9	11	—	—	—
Dividends from affiliated money market fund	—	—	9	100	1

Total investment income	1,291	3,455	2,304	33,099	9,077

EXPENSES (note 3):
Investment advisory fees	123	336	217	3,287	958
Administration fees	61	159	105	1,486	438
Transfer agent fees	79	80	80	59	59
Custodian fees	1	4	2	33	10
Legal fees	16	18	18	16	15
Audit fees	33	34	35	33	33
Registration fees	7	7	6	29	5
Postage & printing fees	2	4	4	38	12
Directors’ fees	29	32	32	29	29
Other expenses	19	21	21	20	19
Distribution and shareholder servicing fees:
Class A	16	35	20	71	58
Class C	9	19	19	—	—

Total expenses	395	749	559	5,101	1,636

Less: Fee waivers (note 3)	(247)	(373)	(304)	(491)	(283)

Total net expenses	148	376	255	4,610	1,353

Investment income – net	1,143	3,079	2,049	28,489	7,724

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5)
Net realized gain (loss) on:
Investments	48	82	145	(457)	277
Futures contracts	(75)	—	—	—	—
Net change in unrealized appreciation or depreciation of:
Investments	(767)	(3,078)	(872)	(2,077)	(1,942)
Futures contracts	1	—	—	—	—

Net gain (loss) on investments and futures contracts	(793)	(2,996)	(727)	(2,534)	(1,665)

Net increase (decrease) in net assets resulting from operations	$350	$83	$1,322	$25,955	$6,059

The accompanying notes are an integral part of the financial statements.

84   First American Funds 2009 Annual Report

				Oregon
Minnesota	Missouri	Nebraska	Ohio	Intermediate	Short
Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

$7,777	$7,652	$1,926	$2,257	$5,721	$5,397	$24,218
—	—	—	—	—	—	—
1	17	7	—	16	84	146

7,778	7,669	1,933	2,257	5,737	5,481	24,364

752	738	187	233	632	797	2,100
344	339	90	111	289	364	953
82	81	80	79	58	58	80
7	8	2	2	6	8	21
16	16	16	16	16	16	16
33	33	33	33	33	33	33
7	8	8	6	6	28	37
11	10	2	3	8	10	28
29	29	29	29	29	29	29
19	19	19	20	19	19	20

224	55	14	2	17	6	81
125	4	14	2	—	—	20

1,649	1,340	494	536	1,113	1,368	3,418

(337)	(250)	(280)	(299)	(219)	(415)	(450)

1,312	1,090	214	237	894	953	2,968

6,466	6,579	1,719	2,020	4,843	4,528	21,396

(810)	685	(202)	(353)	(498)	34	(5,558)
(154)	—	(245)	(195)	(324)	(2,092)	(676)

(6,522)	(4,614)	(344)	(255)	1,808	2,012	(24,517)
—	—	—	2	3	70	—

(7,486)	(3,929)	(791)	(801)	989	24	(30,751)

$(1,020)	$2,650	$928	$1,219	$5,832	$4,552	$(9,355)

First American Funds 2009 Annual Report   85

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

	Arizona		California		Colorado
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

OPERATIONS:
Investment income – net	$1,143	$1,257	$3,079	$1,716	$2,049	$1,031
Net realized gain (loss) on:
Investments	48	(80)	82	(1)	145	144
Futures contracts	(75)	6	—	—	—	—
Net change in unrealized appreciation or depreciation of:
Investments	(767)	(836)	(3,078)	(1,044)	(872)	(802)
Futures contracts	1	(1)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	350	346	83	671	1,322	373

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(287)	(306)	(622)	(469)	(367)	(287)
Class C	(59)	(51)	(115)	(57)	(123)	(108)
Class Y	(809)	(894)	(2,343)	(1,201)	(1,611)	(622)
Net realized gain on investments:
Class A	—	(21)	—	(38)	(46)	(22)
Class C	—	(3)	—	(4)	(24)	(9)
Class Y	—	(62)	—	(93)	(132)	(44)

Total distributions	(1,155)	(1,337)	(3,080)	(1,862)	(2,303)	(1,092)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	397	359	4,306	2,890	877	611
Fund merger (note 8)	—	—	4,782	—	5,874	—
Reinvestment of distributions	80	94	398	343	323	243
Payments for redemptions	(573)	(1,849)	(4,585)	(2,258)	(1,135)	(3,633)

Increase (decrease) in net assets from Class A transactions	(96)	(1,396)	4,901	975	5,939	(2,779)

Class C:
Proceeds from sales	170	300	1,946	1,518	598	433
Reinvestment of distributions	36	36	81	46	118	102
Payments for redemptions (note 3)	(80)	(459)	(327)	(543)	(494)	(474)

Increase (decrease) in net assets from Class C transactions	126	(123)	1,700	1,021	222	61

Class Y:
Proceeds from sales	5,993	3,964	11,939	19,459	1,672	7,641
Fund merger (note 8)	—	—	54,350	—	42,389	—
Reinvestment of distributions	111	167	65	89	87	39
Payments for redemptions	(8,692)	(5,247)	(16,902)	(13,029)	(8,391)	(4,833)

Increase (decrease) in net assets from Class Y transactions	(2,588)	(1,116)	49,452	6,519	35,757	2,847

Increase (decrease) in net assets from capital share transactions	(2,558)	(2,635)	56,053	8,515	41,918	129

Total increase (decrease) in net assets	(3,363)	(3,626)	53,056	7,324	40,937	(590)
Net assets at beginning of year	25,603	29,229	45,041	37,717	24,563	25,153

Net assets at end of year	$22,240	$25,603	$98,097	$45,041	$65,500	$24,563

Undistributed (distributions in excess of) net investment income at end of year	$3	$15	$(7)	$1	$(48)	$15

The accompanying notes are an integral part of the financial statements.

86   First American Funds 2009 Annual Report

		Minnesota
Intermediate		Intermediate		Minnesota		Missouri		Nebraska
Tax Free Fund		Tax Free Fund		Tax Free Fund		Tax Free Fund		Tax Free Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

$28,489	$25,731	$7,724	$7,694	$6,466	$7,190	$6,579	$6,593	$1,719	$1,628

(457)	970	277	359	(810)	912	685	337	(202)	(168)
—	—	—	—	(154)	(138)	—	—	(245)	10

(2,077)	(7,129)	(1,942)	(1,613)	(6,522)	(7,169)	(4,614)	(4,461)	(344)	(557)
—	—	—	—	—	—	—	—	—	—

25,955	19,572	6,059	6,440	(1,020)	795	2,650	2,469	928	913

(1,243)	(1,135)	(936)	(835)	(3,870)	(4,350)	(955)	(949)	(253)	(256)
—	—	—	—	(735)	(627)	(21)	(18)	(90)	(65)
(28,122)	(24,290)	(6,863)	(6,991)	(1,856)	(2,281)	(5,710)	(5,628)	(1,415)	(1,294)

(22)	(98)	(67)	(58)	(519)	(553)	(51)	(62)	—	(33)
—	—	—	—	(109)	(88)	(1)	(1)	—	(9)
(483)	(2,016)	(447)	(463)	(234)	(292)	(283)	(344)	—	(147)

(29,870)	(27,539)	(8,313)	(8,347)	(7,323)	(8,191)	(7,021)	(7,002)	(1,758)	(1,804)

12,873	3,233	9,912	10,123	11,454	21,625	2,562	747	1,265	606
—	—	—	—	—	—	—	—	—	—
899	903	687	503	2,771	3,046	517	493	166	172
(6,277)	(5,974)	(9,326)	(9,511)	(23,953)	(24,967)	(2,921)	(2,390)	(1,154)	(2,045)

7,495	(1,838)	1,273	1,115	(9,728)	(296)	158	(1,150)	277	(1,267)

—	—	—	—	4,451	8,918	342	—	819	623
—	—	—	—	585	505	17	19	47	43
—	—	—	—	(3,560)	(2,833)	(2)	(117)	(66)	(386)

—	—	—	—	1,476	6,590	357	(98)	800	280

174,306	220,502	39,545	38,462	17,375	19,010	29,215	40,288	7,086	4,011
—	—	—	—	—	—	—	—	—	—
2,666	2,647	279	217	100	214	190	175	91	107
(161,514)	(139,275)	(41,124)	(30,220)	(18,223)	(28,113)	(43,791)	(29,502)	(5,323)	(6,372)

15,458	83,874	(1,300)	8,459	(748)	(8,889)	(14,386)	10,961	1,854	(2,254)

22,953	82,036	(27)	9,574	(9,000)	(2,595)	(13,871)	9,713	2,931	(3,241)

19,038	74,069	(2,281)	7,667	(17,343)	(9,991)	(18,242)	5,180	2,101	(4,132)
658,374	584,305	197,740	190,073	167,143	177,134	161,287	156,107	37,020	41,152

$677,412	$658,374	$195,459	$197,740	$149,800	$167,143	$143,045	$161,287	$39,121	$37,020

$(372)	$505	$(82)	$(7)	$31	$26	$(28)	$79	$(17)	$22

First American Funds 2009 Annual Report   87

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

			Oregon
	Ohio		Intermediate		Short
	Tax Free Fund		Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

OPERATIONS:
Investment income – net	$2,020	$1,842	$4,843	$4,599	$4,528	$4,866	$21,396	$23,325
Net realized gain (loss) on:
Investments	(353)	84	(498)	(96)	34	497	(5,558)	1,353
Futures contracts	(195)	6	(324)	—	(2,092)	—	(676)	(668)
Net change in unrealized appreciation or depreciation of:
Investments	(255)	(856)	1,808	(532)	2,012	1,053	(24,517)	(24,039)
Futures contracts	2	(2)	3	(3)	70	(70)	—	—

Net increase (decrease) in net assets resulting from operations	1,219	1,074	5,832	3,968	4,552	6,346	(9,355)	(29)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(31)	(25)	(256)	(256)	(68)	(75)	(1,662)	(1,517)
Class C	(10)	(7)	—	—	—	—	(138)	(106)
Class Y	(2,005)	(1,807)	(4,645)	(4,379)	(4,419)	(4,968)	(19,833)	(21,409)
Net realized gain on investments:
Class A	—	(2)	—	(5)	—	—	(51)	(200)
Class C	—	(1)	—	—	—	—	(5)	(15)
Class Y	—	(140)	—	(77)	—	—	(587)	(2,753)

Total distributions	(2,046)	(1,982)	(4,901)	(4,717)	(4,487)	(5,043)	(22,276)	(26,000)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	425	149	6,281	748	1,472	245	6,423	4,582
Fund merger (note 8)	—	—	—	—	—	—	—	—
Reinvestment of distributions	24	16	141	134	49	71	1,203	1,212
Payments for redemptions	(36)	(329)	(1,497)	(2,793)	(435)	(438)	(5,718)	(6,234)

Increase (decrease) in net assets from Class A transactions	413	(164)	4,925	(1,911)	1,086	(122)	1,908	(440)

Class C:
Proceeds from sales	266	70	—	—	—	—	967	1,184
Reinvestment of distributions	5	2	—	—	—	—	68	59
Payments for redemptions (note 3)	(117)	—	—	—	—	—	(550)	(478)

Increase (decrease) in net assets from Class C transactions	154	72	—	—	—	—	485	765

Class Y:
Proceeds from sales	6,084	12,297	25,178	26,153	99,972	50,001	98,620	113,242
Fund merger (note 8)	—	—	—	—	—	—	—	—
Reinvestment of distributions	294	294	87	122	216	265	749	1,585
Payments for redemptions	(9,288)	(5,409)	(26,966)	(14,100)	(65,306)	(69,032)	(137,800)	(181,303)

Increase (decrease) in net assets from Class Y transactions	(2,910)	7,182	(1,701)	12,175	34,882	(18,766)	(38,431)	(66,476)

Increase (decrease) in net assets from capital share transactions	(2,343)	7,090	3,224	10,264	35,968	(18,888)	(36,038)	(66,151)

Total increase (decrease) in net assets	(3,170)	6,182	4,155	9,515	36,033	(17,585)	(67,669)	(92,180)
Net assets at beginning of year	49,400	43,218	126,767	117,252	146,293	163,878	487,435	579,615

Net assets at end of year	$46,230	$49,400	$130,922	$126,767	$182,326	$146,293	$419,766	$487,435

Undistributed (distributions in excess of) net investment income at end of year	$(17)	$9	$(1)	$57	$(7)	$(48)	$(9)	$228

The accompanying notes are an integral part of the financial statements.

88   First American Funds 2009 Annual Report

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Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Arizona Tax Free Fund
Class A
2009[1]	$10.43	$0.45	$(0.29)	$0.16	$(0.45)	$—	$(0.45)	$10.14
2008[1]	10.79	0.45	(0.33)	0.12	(0.45)	(0.03)	(0.48)	10.43
2007[1]	10.85	0.46	(0.01)	0.45	(0.45)	(0.06)	(0.51)	10.79
2006[2]	11.19	0.33	(0.25)	0.08	(0.33)	(0.09)	(0.42)	10.85
2005[3]	11.42	0.46	(0.07)	0.39	(0.49)	(0.13)	(0.62)	11.19
2004[3]	11.33	0.49	0.12	0.61	(0.47)	(0.05)	(0.52)	11.42
Class C
2009[1]	$10.41	$0.41	$(0.29)	$0.12	$(0.41)	$—	$(0.41)	$10.12
2008[1]	10.78	0.41	(0.34)	0.07	(0.41)	(0.03)	(0.44)	10.41
2007[1]	10.84	0.41	(0.01)	0.40	(0.40)	(0.06)	(0.46)	10.78
2006[2]	11.18	0.30	(0.25)	0.05	(0.30)	(0.09)	(0.39)	10.84
2005[3]	11.41	0.42	(0.08)	0.34	(0.44)	(0.13)	(0.57)	11.18
2004[3]	11.31	0.43	0.14	0.57	(0.42)	(0.05)	(0.47)	11.41
Class Y
2009[1]	$10.43	$0.47	$(0.28)	$0.19	$(0.48)	$—	$(0.48)	$10.14
2008[1]	10.80	0.47	(0.33)	0.14	(0.48)	(0.03)	(0.51)	10.43
2007[1]	10.85	0.48	—	0.48	(0.47)	(0.06)	(0.53)	10.80
2006[2]	11.19	0.35	(0.25)	0.10	(0.35)	(0.09)	(0.44)	10.85
2005[3]	11.43	0.50	(0.09)	0.41	(0.52)	(0.13)	(0.65)	11.19
2004[3]	11.33	0.50	0.15	0.65	(0.50)	(0.05)	(0.55)	11.43

California Tax Free Fund
Class A
2009[1]	$10.71	$0.46	$(0.44)	$0.02	$(0.46)	$—	$(0.46)	$10.27
2008[1]	10.98	0.46	(0.23)	0.23	(0.46)	(0.04)	(0.50)	10.71
2007[1]	10.96	0.45	0.06	0.51	(0.45)	(0.04)	(0.49)	10.98
2006[2]	11.24	0.33	(0.26)	0.07	(0.33)	(0.02)	(0.35)	10.96
2005[3]	11.40	0.44	(0.05)	0.39	(0.44)	(0.11)	(0.55)	11.24
2004[3]	11.40	0.46	0.08	0.54	(0.46)	(0.08)	(0.54)	11.40
Class C
2009[1]	$10.72	$0.41	$(0.44)	$(0.03)	$(0.41)	$—	$(0.41)	$10.28
2008[1]	10.99	0.40	(0.22)	0.18	(0.41)	(0.04)	(0.45)	10.72
2007[1]	10.97	0.41	0.05	0.46	(0.40)	(0.04)	(0.44)	10.99
2006[2]	11.25	0.30	(0.26)	0.04	(0.30)	(0.02)	(0.32)	10.97
2005[3]	11.41	0.40	(0.05)	0.35	(0.40)	(0.11)	(0.51)	11.25
2004[3]	11.41	0.41	0.09	0.50	(0.42)	(0.08)	(0.50)	11.41
Class Y
2009[1]	$10.71	$0.48	$(0.45)	$0.03	$(0.47)	$—	$(0.47)	$10.27
2008[1]	10.98	0.48	(0.23)	0.25	(0.48)	(0.04)	(0.52)	10.71
2007[1]	10.97	0.47	0.05	0.52	(0.47)	(0.04)	(0.51)	10.98
2006[2]	11.25	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.97
2005[3]	11.40	0.47	(0.04)	0.43	(0.47)	(0.11)	(0.58)	11.25
2004[3]	11.40	0.48	0.09	0.57	(0.49)	(0.08)	(0.57)	11.40

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

90   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

1.75%	$6,410	0.75%	4.51%	1.76%	3.50%	18%
1.10	6,705	0.75	4.20	1.63	3.32	30
4.12	8,359	0.75	4.11	1.64	3.22	25
0.73	9,041	0.75	4.02	1.47	3.30	47
3.49	9,547	0.75	4.14	1.18	3.71	20
5.50	9,008	0.75	4.16	1.12	3.79	21

1.35%	$1,462	1.15%	4.11%	2.16%	3.10%	18%
0.61	1,376	1.15	3.79	2.03	2.91	30
3.71	1,541	1.15	3.70	2.12	2.73	25
0.42	1,358	1.15	3.62	2.22	2.55	47
3.08	1,628	1.15	3.74	1.93	2.96	20
5.17	1,588	1.15	3.76	1.87	3.04	21

2.00%	$14,368	0.50%	4.75%	1.51%	3.74%	18%
1.26	17,522	0.50	4.45	1.38	3.57	30
4.48	19,329	0.50	4.36	1.39	3.47	25
0.92	15,614	0.50	4.27	1.22	3.55	47
3.65	14,035	0.50	4.39	0.93	3.96	20
5.85	9,520	0.50	4.42	0.87	4.05	21

0.29%	$16,417	0.65%	4.51%	1.28%	3.88%	27%
2.11	12,076	0.67	4.19	1.46	3.40	45
4.62	11,375	0.75	4.00	1.46	3.29	36
0.63	10,783	0.75	3.99	1.34	3.40	24
3.50	11,888	0.75	3.88	1.15	3.48	14
4.93	9,513	0.75	4.03	1.09	3.69	16

(0.21)%	$4,064	1.15%	4.01%	1.68%	3.48%	27%
1.61	2,480	1.15	3.68	1.85	2.98	45
4.17	1,507	1.15	3.60	1.98	2.77	36
0.33	3,592	1.15	3.60	2.09	2.66	24
3.11	3,068	1.15	3.47	1.90	2.72	14
4.52	1,294	1.15	3.65	1.84	2.96	16

0.44%	$77,616	0.50%	4.62%	1.03%	4.09%	27%
2.28	30,485	0.50	4.36	1.20	3.66	45
4.78	24,835	0.50	4.25	1.21	3.54	36
0.82	21,767	0.50	4.24	1.09	3.65	24
3.85	19,556	0.50	4.12	0.90	3.72	14
5.19	16,047	0.50	4.29	0.84	3.95	16

First American Funds 2009 Annual Report   91

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Colorado Tax Free Fund
Class A
2009[1]	$10.28	$0.41	$(0.56)	$(0.15)	$(0.45)	$(0.08)	$(0.53)	$9.60
2008[1]	10.61	0.48	(0.33)	0.15	(0.45)	(0.03)	(0.48)	10.28
2007[1]	10.73	0.46	(0.02)	0.44	(0.48)	(0.08)	(0.56)	10.61
2006[2]	11.30	0.35	(0.26)	0.09	(0.34)	(0.32)	(0.66)	10.73
2005[3]	11.52	0.49	(0.11)	0.38	(0.51)	(0.09)	(0.60)	11.30
2004[3]	11.57	0.51	0.02	0.53	(0.50)	(0.08)	(0.58)	11.52
Class C
2009[1]	$10.26	$0.41	$(0.61)	$(0.20)	$(0.41)	$(0.08)	$(0.49)	$9.57
2008[1]	10.59	0.42	(0.31)	0.11	(0.41)	(0.03)	(0.44)	10.26
2007[1]	10.71	0.42	(0.02)	0.40	(0.44)	(0.08)	(0.52)	10.59
2006[2]	11.28	0.32	(0.27)	0.05	(0.30)	(0.32)	(0.62)	10.71
2005[3]	11.50	0.43	(0.10)	0.33	(0.46)	(0.09)	(0.55)	11.28
2004[3]	11.56	0.44	0.03	0.47	(0.45)	(0.08)	(0.53)	11.50
Class Y
2009[1]	$10.29	$0.44	$(0.58)	$(0.14)	$(0.45)	$(0.08)	$(0.53)	$9.62
2008[1]	10.63	0.49	(0.32)	0.17	(0.48)	(0.03)	(0.51)	10.29
2007[1]	10.75	0.50	(0.03)	0.47	(0.51)	(0.08)	(0.59)	10.63
2006[2]	11.32	0.37	(0.26)	0.11	(0.36)	(0.32)	(0.68)	10.75
2005[3]	11.53	0.51	(0.09)	0.42	(0.54)	(0.09)	(0.63)	11.32
2004[3]	11.59	0.52	0.03	0.55	(0.53)	(0.08)	(0.61)	11.53

Intermediate Tax Free Fund
Class A
2009[1]	$10.51	$0.45	$(0.03)	$0.42	$(0.46)	$(0.01)	$(0.47)	$10.46
2008[1]	10.63	0.44	(0.09)	0.35	(0.43)	(0.04)	(0.47)	10.51
2007[1]	10.63	0.44	0.01	0.45	(0.44)	(0.01)	(0.45)	10.63
2006[2]	10.92	0.32	(0.26)	0.06	(0.32)	(0.03)	(0.35)	10.63
2005[3]	11.18	0.44	(0.19)	0.25	(0.45)	(0.06)	(0.51)	10.92
2004[3]	11.30	0.44	(0.10)	0.34	(0.45)	(0.01)	(0.46)	11.18
Class Y
2009[1]	$10.49	$0.45	$(0.04)	$0.41	$(0.46)	$(0.01)	$(0.47)	$10.43
2008[1]	10.61	0.44	(0.08)	0.36	(0.44)	(0.04)	(0.48)	10.49
2007[1]	10.61	0.45	0.01	0.46	(0.45)	(0.01)	(0.46)	10.61
2006[2]	10.90	0.33	(0.26)	0.07	(0.33)	(0.03)	(0.36)	10.61
2005[3]	11.16	0.46	(0.19)	0.27	(0.47)	(0.06)	(0.53)	10.90
2004[3]	11.28	0.46	(0.11)	0.35	(0.46)	(0.01)	(0.47)	11.16

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

92   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(1.20)%	$11,088	0.75%	4.58%	1.45%	3.88%	41%
1.52	5,815	0.75	4.40	1.80	3.35	49
4.13	8,788	0.75	4.27	1.75	3.27	47
0.77	8,507	0.75	4.30	1.52	3.53	35
3.36	8,362	0.75	4.23	1.18	3.80	30
4.71	10,598	0.75	4.25	1.09	3.91	12

(1.70)%	$2,891	1.15%	4.19%	1.85%	3.49%	41%
1.12	2,859	1.15	3.98	2.20	2.93	49
3.72	2,888	1.15	3.87	2.24	2.78	47
0.47	3,007	1.15	3.90	2.27	2.78	35
2.95	3,423	1.15	3.83	1.93	3.05	30
4.21	3,787	1.15	3.85	1.84	3.16	12

(0.85)%	$51,521	0.50%	4.81%	1.20%	4.11%	41%
1.67	15,889	0.50	4.63	1.55	3.58	49
4.39	13,477	0.50	4.51	1.50	3.51	47
0.96	10,181	0.50	4.58	1.27	3.81	35
3.70	8,363	0.50	4.48	0.93	4.05	30
4.87	9,439	0.50	4.51	0.84	4.17	12

4.09%	$35,017	0.75%	4.29%	1.02%	4.02%	13%
3.33	27,554	0.77	4.10	1.02	3.85	19
4.27	29,687	0.85	4.08	1.02	3.91	27
0.56	32,521	0.85	3.95	1.05	3.75	15
2.31	34,658	0.85	3.98	1.05	3.78	15
3.06	35,276	0.85	3.98	1.05	3.78	10

4.05%	$642,395	0.70%	4.34%	0.77%	4.27%	13%
3.41	630,820	0.70	4.17	0.77	4.10	19
4.43	554,618	0.70	4.23	0.77	4.16	27
0.67	596,306	0.70	4.10	0.80	4.00	15
2.47	641,141	0.70	4.13	0.80	4.03	15
3.22	637,361	0.70	4.13	0.80	4.03	10

First American Funds 2009 Annual Report   93

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Minnesota Intermediate Tax Free Fund
Class A
2009[1]	$9.75	$0.38	$(0.05)	$0.33	$(0.38)	$(0.03)	$(0.41)	$9.67
2008[1]	9.83	0.39	(0.05)	0.34	(0.39)	(0.03)	(0.42)	9.75
2007[1]	9.88	0.39	(0.01)	0.38	(0.38)	(0.05)	(0.43)	9.83
2006[2]	10.16	0.29	(0.22)	0.07	(0.29)	(0.06)	(0.35)	9.88
2005[3]	10.34	0.39	(0.15)	0.24	(0.39)	(0.03)	(0.42)	10.16
2004[3]	10.44	0.39	(0.08)	0.31	(0.39)	(0.02)	(0.41)	10.34
Class Y
2009[1]	$9.69	$0.39	$(0.04)	$0.35	$(0.39)	$(0.03)	$(0.42)	$9.62
2008[1]	9.78	0.39	(0.05)	0.34	(0.40)	(0.03)	(0.43)	9.69
2007[1]	9.83	0.40	—	0.40	(0.40)	(0.05)	(0.45)	9.78
2006[2]	10.11	0.30	(0.22)	0.08	(0.30)	(0.06)	(0.36)	9.83
2005[3]	10.29	0.40	(0.15)	0.25	(0.40)	(0.03)	(0.43)	10.11
2004[3]	10.40	0.41	(0.10)	0.31	(0.40)	(0.02)	(0.42)	10.29

Minnesota Tax Free Fund
Class A
2009[1]	$10.48	$0.43	$(0.44)	$(0.01)	$(0.43)	$(0.06)	$(0.49)	$9.98
2008[1]	10.93	0.44	(0.38)	0.06	(0.45)	(0.06)	(0.51)	10.48
2007[1]	10.97	0.46	(0.02)	0.44	(0.45)	(0.03)	(0.48)	10.93
2006[2]	11.21	0.35	(0.21)	0.14	(0.35)	(0.03)	(0.38)	10.97
2005[3]	11.23	0.45	0.03	0.48	(0.45)	(0.05)	(0.50)	11.21
2004[3]	11.34	0.44	(0.01)	0.43	(0.45)	(0.09)	(0.54)	11.23
Class C
2009[1]	$10.44	$0.38	$(0.44)	$(0.06)	$(0.38)	$(0.06)	$(0.44)	$9.94
2008[1]	10.89	0.40	(0.39)	0.01	(0.40)	(0.06)	(0.46)	10.44
2007[1]	10.93	0.42	(0.02)	0.40	(0.41)	(0.03)	(0.44)	10.89
2006[2]	11.17	0.31	(0.20)	0.11	(0.32)	(0.03)	(0.35)	10.93
2005[3]	11.19	0.41	0.03	0.44	(0.41)	(0.05)	(0.46)	11.17
2004[3]	11.31	0.39	(0.01)	0.38	(0.41)	(0.09)	(0.50)	11.19
Class Y
2009[1]	$10.47	$0.44	$(0.44)	$—	$(0.44)	$(0.06)	$(0.50)	$9.97
2008[1]	10.92	0.46	(0.38)	0.08	(0.47)	(0.06)	(0.53)	10.47
2007[1]	10.96	0.48	(0.01)	0.47	(0.48)	(0.03)	(0.51)	10.92
2006[2]	11.20	0.36	(0.20)	0.16	(0.37)	(0.03)	(0.40)	10.96
2005[3]	11.22	0.48	0.03	0.51	(0.48)	(0.05)	(0.53)	11.20
2004[3]	11.33	0.47	(0.01)	0.46	(0.48)	(0.09)	(0.57)	11.22

Missouri Tax Free Fund
Class A
2009[1]	$11.40	$0.47	$(0.26)	$0.21	$(0.47)	$(0.03)	$(0.50)	$11.11
2008[1]	11.72	0.46	(0.29)	0.17	(0.46)	(0.03)	(0.49)	11.40
2007[1]	11.76	0.45	0.05	0.50	(0.45)	(0.09)	(0.54)	11.72
2006[2]	12.14	0.34	(0.29)	0.05	(0.34)	(0.09)	(0.43)	11.76
2005[3]	12.32	0.45	(0.12)	0.33	(0.45)	(0.06)	(0.51)	12.14
2004[3]	12.37	0.45	(0.02)	0.43	(0.45)	(0.03)	(0.48)	12.32
Class C
2009[1]	$11.36	$0.43	$(0.25)	$0.18	$(0.43)	$(0.03)	$(0.46)	$11.08
2008[1]	11.69	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)	11.36
2007[1]	11.73	0.41	0.04	0.45	(0.40)	(0.09)	(0.49)	11.69
2006[2]	12.12	0.30	(0.30)	—	(0.30)	(0.09)	(0.39)	11.73
2005[3]	12.29	0.40	(0.11)	0.29	(0.40)	(0.06)	(0.46)	12.12
2004[3]	12.35	0.40	(0.03)	0.37	(0.40)	(0.03)	(0.43)	12.29
Class Y
2009[1]	$11.40	$0.49	$(0.24)	$0.25	$(0.50)	$(0.03)	$(0.53)	$11.12
2008[1]	11.73	0.48	(0.30)	0.18	(0.48)	(0.03)	(0.51)	11.40
2007[1]	11.76	0.48	0.06	0.54	(0.48)	(0.09)	(0.57)	11.73
2006[2]	12.15	0.36	(0.30)	0.06	(0.36)	(0.09)	(0.45)	11.76
2005[3]	12.32	0.48	(0.11)	0.37	(0.48)	(0.06)	(0.54)	12.15
2004[3]	12.38	0.48	(0.03)	0.45	(0.48)	(0.03)	(0.51)	12.32

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

94   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

3.53%	$23,019	0.75%	4.00%	1.07%	3.68%	18%
3.53	22,059	0.77	3.95	1.07	3.65	15
3.87	21,153	0.85	3.86	1.07	3.64	18
0.74	26,526	0.85	3.85	1.08	3.62	11
2.33	32,326	0.85	3.78	1.06	3.57	15
3.03	35,047	0.85	3.77	1.05	3.57	8

3.71%	$172,440	0.70%	4.04%	0.82%	3.92%	18%
3.51	175,681	0.70	4.02	0.82	3.90	15
4.05	168,920	0.70	4.01	0.82	3.89	18
0.85	175,485	0.70	4.00	0.83	3.87	11
2.50	197,251	0.70	3.93	0.81	3.82	15
3.10	216,906	0.70	3.92	0.80	3.82	8

0.07%	$87,218	0.85%	4.32%	1.11%	4.06%	28%
0.54	102,089	0.87	4.14	1.10	3.91	37
4.05	106,732	0.95	4.10	1.10	3.95	20
1.28	101,142	0.95	4.15	1.10	4.00	11
4.42	106,783	0.95	4.04	1.06	3.93	16
3.94	114,981	0.95	3.87	1.05	3.77	25

(0.42)%	$20,489	1.35%	3.82%	1.51%	3.66%	28%
0.06	20,061	1.35	3.63	1.50	3.48	37
3.65	14,221	1.35	3.69	1.58	3.46	20
0.98	10,359	1.35	3.75	1.85	3.25	11
4.02	9,841	1.35	3.64	1.81	3.18	16
3.45	10,387	1.35	3.47	1.80	3.02	25

0.23%	$42,093	0.70%	4.47%	0.86%	4.31%	28%
0.71	44,993	0.70	4.32	0.85	4.17	37
4.31	56,181	0.70	4.35	0.85	4.20	20
1.47	48,760	0.70	4.40	0.85	4.25	11
4.69	46,471	0.70	4.29	0.81	4.18	16
4.20	42,900	0.70	4.12	0.80	4.02	25

2.01%	$22,766	0.95%	4.25%	1.12%	4.08%	17%
1.44	23,135	0.95	3.92	1.10	3.77	20
4.23	24,945	0.95	3.78	1.10	3.63	33
0.38	26,972	0.95	3.74	1.09	3.60	20
2.74	30,188	0.95	3.65	1.06	3.54	19
3.60	27,114	0.95	3.68	1.05	3.58	15

1.70%	$757	1.35%	3.85%	1.52%	3.68%	17%
0.95	406	1.35	3.53	1.50	3.38	20
3.84	518	1.35	3.35	1.57	3.13	33
0.00	214	1.35	3.34	1.84	2.85	20
2.42	190	1.35	3.25	1.81	2.79	19
3.11	218	1.35	3.28	1.80	2.83	15

2.36%	$119,522	0.70%	4.49%	0.87%	4.32%	17%
1.60	137,746	0.70	4.17	0.85	4.02	20
4.58	130,644	0.70	4.03	0.85	3.88	33
0.49	138,394	0.70	3.99	0.84	3.85	20
3.08	151,710	0.70	3.90	0.81	3.79	19
3.77	152,676	0.70	3.93	0.80	3.83	15

First American Funds 2009 Annual Report   95

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Nebraska Tax Free Fund
Class A
2009[1]	$10.06	$0.43	$(0.21)	$0.22	$(0.44)	$—	$(0.44)	$9.84
2008[1]	10.30	0.42	(0.20)	0.22	(0.41)	(0.05)	(0.46)	10.06
2007[1]	10.33	0.42	0.02	0.44	(0.42)	(0.05)	(0.47)	10.30
2006[2]	10.58	0.31	(0.24)	0.07	(0.30)	(0.02)	(0.32)	10.33
2005[3]	10.66	0.39	(0.05)	0.34	(0.42)	—	(0.42)	10.58
2004[3]	10.66	0.41	0.03	0.44	(0.40)	(0.04)	(0.44)	10.66
Class C
2009[1]	$9.99	$0.39	$(0.22)	$0.17	$(0.40)	$—	$(0.40)	$9.76
2008[1]	10.23	0.38	(0.20)	0.18	(0.37)	(0.05)	(0.42)	9.99
2007[1]	10.26	0.37	0.02	0.39	(0.37)	(0.05)	(0.42)	10.23
2006[2]	10.50	0.27	(0.22)	0.05	(0.27)	(0.02)	(0.29)	10.26
2005[3]	10.58	0.35	(0.06)	0.29	(0.37)	—	(0.37)	10.50
2004[3]	10.58	0.35	0.04	0.39	(0.35)	(0.04)	(0.39)	10.58
Class Y
2009[1]	$10.06	$0.45	$(0.22)	$0.23	$(0.46)	$—	$(0.46)	$9.83
2008[1]	10.30	0.44	(0.19)	0.25	(0.44)	(0.05)	(0.49)	10.06
2007[1]	10.33	0.44	0.02	0.46	(0.44)	(0.05)	(0.49)	10.30
2006[2]	10.58	0.32	(0.23)	0.09	(0.32)	(0.02)	(0.34)	10.33
2005[3]	10.66	0.43	(0.07)	0.36	(0.44)	—	(0.44)	10.58
2004[3]	10.65	0.43	0.04	0.47	(0.42)	(0.04)	(0.46)	10.66

Ohio Tax Free Fund
Class A
2009[1]	$10.02	$0.40	$(0.12)	$0.28	$(0.40)	$—	$(0.40)	$9.90
2008[1]	10.20	0.39	(0.15)	0.24	(0.39)	(0.03)	(0.42)	10.02
2007[1]	10.17	0.38	0.05	0.43	(0.38)	(0.02)	(0.40)	10.20
2006[2]	10.42	0.29	(0.25)	0.04	(0.28)	(0.01)	(0.29)	10.17
2005[3]	10.52	0.36	(0.06)	0.30	(0.36)	(0.04)	(0.40)	10.42
2004[3]	10.54	0.36	0.07	0.43	(0.35)	(0.10)	(0.45)	10.52
Class C
2009[1]	$9.89	$0.37	$(0.13)	$0.24	$(0.37)	$—	$(0.37)	$9.76
2008[1]	10.07	0.35	(0.15)	0.20	(0.35)	(0.03)	(0.38)	9.89
2007[1]	10.05	0.33	0.05	0.38	(0.34)	(0.02)	(0.36)	10.07
2006[2]	10.32	0.25	(0.26)	(0.01)	(0.25)	(0.01)	(0.26)	10.05
2005[3]	10.41	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)	10.32
2004[3]	10.44	0.29	0.09	0.38	(0.31)	(0.10)	(0.41)	10.41
Class Y
2009[1]	$10.01	$0.42	$(0.10)	$0.32	$(0.43)	$—	$(0.43)	$9.90
2008[1]	10.19	0.41	(0.15)	0.26	(0.41)	(0.03)	(0.44)	10.01
2007[1]	10.17	0.41	0.04	0.45	(0.41)	(0.02)	(0.43)	10.19
2006[2]	10.43	0.30	(0.25)	0.05	(0.30)	(0.01)	(0.31)	10.17
2005[3]	10.53	0.38	(0.05)	0.33	(0.39)	(0.04)	(0.43)	10.43
2004[3]	10.55	0.38	0.07	0.45	(0.37)	(0.10)	(0.47)	10.53

Oregon Intermediate Tax Free Fund
Class A
2009[1]	$9.68	$0.36	$0.09	$0.45	$(0.36)	$—	$(0.36)	$9.77
2008[1]	9.72	0.35	(0.02)	0.33	(0.36)	(0.01)	(0.37)	9.68
2007[1]	9.78	0.37	(0.02)	0.35	(0.37)	(0.04)	(0.41)	9.72
2006[2]	10.07	0.27	(0.25)	0.02	(0.27)	(0.04)	(0.31)	9.78
2005[3]	10.30	0.36	(0.19)	0.17	(0.36)	(0.04)	(0.40)	10.07
2004[3]	10.43	0.37	(0.05)	0.32	(0.37)	(0.08)	(0.45)	10.30
Class Y
2009[1]	$9.68	$0.37	$0.10	$0.47	$(0.38)	$—	$(0.38)	$9.77
2008[1]	9.72	0.37	(0.03)	0.34	(0.37)	(0.01)	(0.38)	9.68
2007[1]	9.78	0.38	(0.02)	0.36	(0.38)	(0.04)	(0.42)	9.72
2006[2]	10.07	0.28	(0.25)	0.03	(0.28)	(0.04)	(0.32)	9.78
2005[3]	10.30	0.38	(0.19)	0.19	(0.38)	(0.04)	(0.42)	10.07
2004[3]	10.43	0.39	(0.05)	0.34	(0.39)	(0.08)	(0.47)	10.30

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

96   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

2.33%	$5,847	0.75%	4.41%	1.50%	3.66%	34%
2.19	5,689	0.75	4.06	1.47	3.34	22
4.24	7,091	0.75	3.97	1.44	3.28	39
0.65	6,910	0.75	3.89	1.30	3.34	35
3.20	7,136	0.75	3.78	1.12	3.41	21
4.18	4,925	0.75	3.82	1.08	3.49	17

1.84%	$2,585	1.15%	4.02%	1.90%	3.27%	34%
1.81	1,798	1.15	3.65	1.87	2.93	22
3.86	1,559	1.15	3.56	1.92	2.79	39
0.46	1,487	1.15	3.49	2.05	2.59	35
2.81	1,565	1.15	3.38	1.87	2.66	21
3.80	1,861	1.15	3.42	1.83	2.74	17

2.48%	$30,689	0.50%	4.67%	1.25%	3.92%	34%
2.45	29,533	0.50	4.31	1.22	3.59	22
4.51	32,502	0.50	4.22	1.19	3.53	39
0.85	31,347	0.50	4.14	1.05	3.59	35
3.45	32,418	0.50	4.03	0.87	3.66	21
4.54	29,722	0.50	4.07	0.83	3.74	17

2.99%	$1,048	0.75%	4.09%	1.39%	3.45%	12%
2.38	635	0.75	3.81	1.39	3.17	12
4.28	808	0.75	3.70	1.41	3.04	33
0.40	841	0.75	3.60	1.28	3.07	11
2.86	988	0.75	3.41	1.11	3.05	13
4.16	1,200	0.75	3.43	1.08	3.10	19

2.52%	$399	1.15%	3.68%	1.79%	3.04%	12%
2.00	255	1.15	3.39	1.78	2.76	12
3.81	187	1.15	3.29	1.90	2.54	33
(0.08)	209	1.15	3.22	2.03	2.34	11
2.58	174	1.15	3.01	1.86	2.30	13
3.69	120	1.15	3.03	1.83	2.35	19

3.36%	$44,783	0.50%	4.35%	1.14%	3.71%	12%
2.63	48,510	0.50	4.06	1.14	3.42	12
4.44	42,223	0.50	3.94	1.16	3.28	33
0.49	40,606	0.50	3.85	1.03	3.32	11
3.12	41,104	0.50	3.66	0.86	3.30	13
4.42	39,240	0.50	3.68	0.82	3.36	19

4.77%	$10,963	0.85%	3.70%	1.12%	3.43%	19%
3.39	5,967	0.85	3.64	1.12	3.37	15
3.54	7,895	0.85	3.71	1.12	3.44	43
0.16	9,456	0.85	3.62	1.11	3.36	13
1.67	9,356	0.85	3.56	1.06	3.35	20
3.20	8,700	0.85	3.62	1.05	3.42	12

4.92%	$119,959	0.70%	3.84%	0.87%	3.67%	19%
3.54	120,800	0.70	3.78	0.87	3.61	15
3.70	109,357	0.70	3.86	0.87	3.69	43
0.28	111,344	0.70	3.77	0.86	3.61	13
1.82	133,613	0.70	3.71	0.81	3.60	20
3.35	137,869	0.70	3.77	0.80	3.67	12

First American Funds 2009 Annual Report   97

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total From	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Short Tax Free Fund
Class A
2009[1]	$9.79	$0.28	$(0.07)	$0.21	$(0.26)	$—	$(0.26)	$9.74
2008[1]	9.70	0.30	0.10	0.40	(0.31)	—	(0.31)	9.79
2007[1]	9.68	0.28	0.03	0.31	(0.29)	—	(0.29)	9.70
2006[2]	9.78	0.19	(0.09)	0.10	(0.20)	—	(0.20)	9.68
2005[3]	9.96	0.24	(0.17)	0.07	(0.25)	—	(0.25)	9.78
2004[3]	10.18	0.26	(0.17)	0.09	(0.25)	(0.06)	(0.31)	9.96
Class Y
2009[1]	$9.79	$0.27	$(0.05)	$0.22	$(0.27)	$—	$(0.27)	$9.74
2008[1]	9.70	0.31	0.10	0.41	(0.32)	—	(0.32)	9.79
2007[1]	9.68	0.31	0.01	0.32	(0.30)	—	(0.30)	9.70
2006[2]	9.78	0.21	(0.10)	0.11	(0.21)	—	(0.21)	9.68
2005[3]	9.96	0.26	(0.18)	0.08	(0.26)	—	(0.26)	9.78
2004[3]	10.18	0.27	(0.17)	0.10	(0.26)	(0.06)	(0.32)	9.96

Tax Free Fund
Class A
2009[1]	$10.26	$0.48	$(0.59)	$(0.11)	$(0.48)	$(0.02)	$(0.50)	$9.65
2008[1]	10.77	0.45	(0.46)	(0.01)	(0.44)	(0.06)	(0.50)	10.26
2007[1]	10.86	0.45	—	0.45	(0.45)	(0.09)	(0.54)	10.77
2006[2]	11.10	0.35	(0.20)	0.15	(0.35)	(0.04)	(0.39)	10.86
2005[3]	11.18	0.47	0.03	0.50	(0.47)	(0.11)	(0.58)	11.10
2004[3]	11.28	0.47	0.02	0.49	(0.48)	(0.11)	(0.59)	11.18
Class C
2009[1]	$10.21	$0.42	$(0.57)	$(0.15)	$(0.43)	$(0.02)	$(0.45)	$9.61
2008[1]	10.72	0.39	(0.45)	(0.06)	(0.39)	(0.06)	(0.45)	10.21
2007[1]	10.81	0.40	0.01	0.41	(0.41)	(0.09)	(0.50)	10.72
2006[2]	11.05	0.32	(0.20)	0.12	(0.32)	(0.04)	(0.36)	10.81
2005[3]	11.13	0.42	0.03	0.45	(0.42)	(0.11)	(0.53)	11.05
2004[3]	11.24	0.43	—	0.43	(0.43)	(0.11)	(0.54)	11.13
Class Y
2009[1]	$10.27	$0.49	$(0.59)	$(0.10)	$(0.49)	$(0.02)	$(0.51)	$9.66
2008[1]	10.78	0.46	(0.46)	—	(0.45)	(0.06)	(0.51)	10.27
2007[1]	10.87	0.48	—	0.48	(0.48)	(0.09)	(0.57)	10.78
2006[2]	11.11	0.37	(0.20)	0.17	(0.37)	(0.04)	(0.41)	10.87
2005[3]	11.19	0.50	0.02	0.52	(0.49)	(0.11)	(0.60)	11.11
2004[3]	11.29	0.50	0.01	0.51	(0.50)	(0.11)	(0.61)	11.19

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

98   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

2.17%	$3,376	0.75%	2.71%	1.11%	2.35%	70%
4.17	2,308	0.75	3.05	1.11	2.69	58
3.22	2,410	0.75	2.94	1.08	2.61	57
1.02	3,321	0.75	2.65	1.08	2.32	22
0.67	4,103	0.75	2.46	1.06	2.15	37
0.90	6,329	0.75	2.55	1.05	2.25	30

2.32%	$178,950	0.60%	2.84%	0.86%	2.58%	70%
4.33	143,985	0.60	3.20	0.86	2.94	58
3.37	161,468	0.60	3.09	0.83	2.86	57
1.13	235,900	0.60	2.80	0.83	2.57	22
0.83	329,647	0.60	2.62	0.81	2.41	37
1.05	419,359	0.60	2.70	0.80	2.50	30

(0.80)%	$35,276	0.75%	5.07%	1.04%	4.78%	34%
(0.05)	35,557	0.78	4.28	1.02	4.04	52
4.16	37,760	0.95	4.08	1.03	4.00	31
1.37	36,519	0.95	4.28	1.06	4.17	13
4.51	38,205	0.95	4.20	1.06	4.09	8
4.45	40,156	0.95	4.18	1.05	4.08	23

(1.30)%	$3,442	1.35%	4.48%	1.44%	4.39%	34%
(0.61)	3,104	1.35	3.72	1.43	3.64	52
3.76	2,495	1.35	3.67	1.51	3.51	31
1.06	2,210	1.35	3.87	1.81	3.41	13
4.13	2,712	1.35	3.80	1.81	3.34	8
3.92	2,682	1.35	3.77	1.80	3.32	23

(0.75)%	$381,048	0.70%	5.10%	0.79%	5.01%	34%
0.04	448,774	0.70	4.36	0.78	4.28	52
4.42	539,360	0.70	4.32	0.78	4.24	31
1.57	455,910	0.70	4.53	0.81	4.42	13
4.77	436,303	0.70	4.45	0.81	4.34	8
4.71	416,651	0.70	4.43	0.80	4.33	23

First American Funds 2009 Annual Report   99

Notes toFinancial Statements	June 30, 2009, all dollars and shares are rounded to thousands (000)

1 >	Organization

Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of June 30, 2009, FAIF offered 40 funds, including the funds listed above. Effective at the close of business on January 16, 2009, California Intermediate Tax Free Fund and Colorado Intermediate Tax Free Fund merged with California Tax Free Fund and Colorado Tax Free Fund, respectively. California Tax Free Fund and Colorado Tax Free Fund are the accounting survivors. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund are each diversified open-end management investment companies. Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund are each non-diversified open-end management investment companies. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

The funds offer Class A and Class Y shares. Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund also offer Class C shares. Class A shares of Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares may be subject to a contingent deferred sales charge of 1.00% for 12 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectuses provide descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a domestic stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than foreign currency forward contracts), swaps, and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that

100   First American Funds 2009 Annual Report

materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2009, the funds held no investments in fair valued securities.

The funds adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position (“FSP”) 157-4. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following three levels:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there are limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments. Industry implementation of FAS 157 level classifications continues to develop and it may be some period of time before industry practices become more uniform. For this reason, care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

As of June 30, 2009, each fund’s investments in securities were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value

Arizona Tax Free Fund
Revenue Bonds	$—	$17,075	$—	$17,075
General Obligations	—	3,061	—	3,061
Certificates of Participation	—	1,261	—	1,261
Short-Term Investment	457	—	—	457

Total Investments	$457	$21,397	$—	$21,854

California Tax Free Fund
Revenue Bonds	$—	$66,033	$—	$66,033
General Obligations	—	24,923	—	24,923
Certificates of Participation	—	4,915	—	4,915
Short-Term Investment	1,138	—	—	1,138

Total Investments	$1,138	$95,871	$—	$97,009

Colorado Tax Free Fund
Revenue Bonds	$—	$49,210	$—	$49,210
General Obligations	—	11,341	—	11,341
Certificates of Participation	—	4,297	—	4,297
Short-Term Investment	400	—	—	400

Total Investments	$400	$64,848	$—	$65,248

Intermediate Tax Free Fund
Revenue Bonds	$—	$440,156	$—	$440,156
General Obligations	—	199,926	—	199,926
Certificates of Participation	—	15,035	—	15,035
Short-Term Investments	24,254	300	—	24,554

Total Investments	$24,254	$655,417	$—	$679,671

Minnesota Intermediate Tax Free Fund
Revenue Bonds	$—	$129,905	$—	$129,905
General Obligations	—	51,241	—	51,241
Certificates of Participation	—	2,946	—	2,946
Short-Term Investments	403	9,000	—	9,403

Total Investments	$403	$193,092	$—	$193,495

First American Funds 2009 Annual Report   101

Notes to Financial Statements	June 30, 2009, all dollars and shares are rounded to thousands (000)

				Total
	Level 1	Level 2	Level 3	Fair Value

Minnesota Tax Free Fund
Revenue Bonds	$—	$129,463	$—	$129,463
General Obligations	—	15,526	—	15,526
Certificate of Participation	—	2,043	—	2,043
Short-Term Investments	1,014	200	—	1,214

Total Investments	$1,014	$147,232	$—	$148,246

Missouri Tax Free Fund
Revenue Bonds	$—	$118,840	$—	$118,840
General Obligations	—	10,749	—	10,749
Certificates of Participation	—	10,449	—	10,449
Short-Term Investment	2,762	—	—	2,762

Total Investments	$2,762	$140,038	$—	$142,800

Nebraska Tax Free Fund
Revenue Bonds	$—	$29,803	$—	$29,803
General Obligations	—	8,646	—	8,646
Short-Term Investment	353	—	—	353

Total Investments	$353	$38,449	$—	$38,802

Ohio Tax Free Fund
Revenue Bonds	$—	$29,848	$—	$29,848
General Obligations	—	14,928	—	14,928
Short-Term Investment	2,236	—	—	2,236

Total Investments	$2,236	$44,776	$—	$47,012

Oregon Intermediate Tax Free Fund
Revenue Bonds	$—	$55,898	$—	$55,898
General Obligations	—	65,392	—	65,392
Certificates of Participation	—	4,309	—	4,309
Short-Term Investment	4,267	—	—	4,267

Total Investments	$4,267	$125,599	$—	$129,866

Short Tax Free Fund
Revenue Bonds	$—	$115,044	$—	$115,044
General Obligations	—	29,016	—	29,016
Certificates of Participation	—	12,227	—	12,227
Short-Term Investments	9,287	13,930	—	23,217

Total Investments	$9,287	$170,217	$—	$179,504

Tax Free Fund
Revenue Bonds	$—	$368,620	$—	$368,620
General Obligations	—	37,334	—	37,334
Certificates of Participation	—	3,722	—	3,722
Short-Term Investment	13,679	—	—	13,679

Total Investments	$13,679	$409,676	$—	$423,355

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premiums and accretion of bond discounts, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the fund at the net asset value on the last business day of each month. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes is required.

As of June 30, 2009, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax

102   First American Funds 2009 Annual Report

authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to book and tax differences for straddle loss deferrals, classification of dividends paid by the funds, and tax mark-to-market adjustments for certain derivatives in accordance with IRC Section 1256.

To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

California Tax Free Fund	$(11)	$(7)	$18
Colorado Tax Free Fund	4	(11)	7
Intermediate Tax Free Fund	1	(1)	—

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal years ended June 30, 2009 and June 30, 2008 (adjusted by dividends payable as of June 30, 2009 and June 30, 2008) were as follows:

	June 30, 2009

	Tax Exempt	Ordinary	Long Term
Fund	Income	Income	Gain	Total

Arizona Tax Free Fund	$1,159	$—	$—	$1,159
California Tax Free Fund	2,894	—	—	2,894
Colorado Tax Free Fund	1,960	67	139	2,166
Intermediate Tax Free Fund	29,152	307	201	29,660
Minnesota Intermediate Tax Free Fund	7,840	13	514	8,367
Minnesota Tax Free Fund	6,482	2	862	7,346
Missouri Tax Free Fund	6,705	62	273	7,040
Nebraska Tax Free Fund	1,745	—	—	1,745
Ohio Tax Free Fund	2,045	—	—	2,045
Oregon Intermediate Tax Free Fund	4,872	4	—	4,876
Short Tax Free Fund	4,466	—	—	4,466
Tax Free Fund	21,627	26	643	22,296

	June 30, 2008

	Tax Exempt	Ordinary	Long Term
Fund	Income	Income	Gain	Total

Arizona Tax Free Fund	$1,257	$4	$86	$1,347
California Tax Free Fund	1,706	51	84	1,841
Colorado Tax Free Fund	1,003	6	75	1,084
Intermediate Tax Free Fund	25,493	284	1,841	27,618
Minnesota Intermediate Tax Free Fund	7,834	29	501	8,364
Minnesota Tax Free Fund	7,300	59	875	8,234
Missouri Tax Free Fund	6,574	81	327	6,982
Nebraska Tax Free Fund	1,629	11	178	1,818
Ohio Tax Free Fund	1,819	6	129	1,954
Oregon Intermediate Tax Free Fund	4,655	33	54	4,742
Short Tax Free Fund	5,139	—	—	5,139
Tax Free Fund	23,113	28	2,968	26,109

First American Funds 2009 Annual Report   103

Notes to Financial Statements	June 30, 2009, all dollars and shares are rounded to thousands (000)

As of June 30, 2009, the funds’ most recently completed fiscal year-end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

				Accumulated		Total
	Undistributed	Undistributed	Undistributed	Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Post-October	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Losses	(Depreciation)	(Deficit)

Arizona Tax Free Fund	$6	$77	$—	$(78)	$(1,180)	$(1,175)
California Tax Free Fund	15	301	71	—	(3,329)	(2,942)
Colorado Tax Free Fund	9	157	87	—	(1,013)	(760)
Intermediate Tax Free Fund	377	1,419	—	(457)	7,251	8,590
Minnesota Intermediate Tax Free Fund	20	444	88	—	78	630
Minnesota Tax Free Fund	34	289	10	(1,166)	(9,206)	(10,039)
Missouri Tax Free Fund	4	467	686	—	(6,400)	(5,243)
Nebraska Tax Free Fund	6	105	—	(375)	(826)	(1,090)
Ohio Tax Free Fund	—	138	—	(477)	(794)	(1,133)
Oregon Intermediate Tax Free Fund	16	390	—	(632)	2,005	1,779
Short Tax Free Fund	11	349	—	(3,423)	1,640	(1,423)
Tax Free Fund	198	1,479	—	(7,043)	(35,804)	(41,170)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses deferred due to straddles.

As of June 30, 2009, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration Year

Fund	2010	2011	2012	2013	2014	2015	2016	2017	Total

Arizona Tax Free Fund	$—	$—	$—	$—	$—	$—	$33	$45	$78
Intermediate Tax Free Fund	—	—	—	—	—	—	—	256	256
Nebraska Tax Free Fund	—	—	—	—	—	—	25	333	358
Ohio Tax Free Fund	—	—	—	—	—	—	—	225	225
Oregon Intermediate Tax Free Fund	—	—	—	—	—	—	38	551	589
Short Tax Free Fund	—	—	—	153	550	1,144	—	312	2,159

Certain funds incurred a loss for tax purposes for the period from November 1, 2008 to June 30, 2009. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2010. The following funds had deferred losses:

Fund	Amount

Intermediate Tax Free Fund	$201
Minnesota Tax Free Fund	1,166
Nebraska Tax Free Fund	17
Ohio Tax Free Fund	252
Oregon Intermediate Tax Free Fund	43
Short Tax Free Fund	1,264
Tax Free Fund	7,043

DERIVATIVES – The funds adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the funds’ results of operations and financial position. Under FAS 161, disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the funds’ derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the funds may use derivatives in an attempt to achieve an economic hedge, the funds’ derivatives are not considered to be hedging instruments under FAS 133. Currently, the funds do not trade in derivatives in a significant way.

FUTURES TRANSACTIONS – The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, a fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are

104   First American Funds 2009 Annual Report

recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes. During the fiscal year, Arizona Tax Free Fund, Minnesota Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund held interest rate futures contracts. The gains or losses recognized on these interest rate futures contracts are disclosed in the funds’ Statements of Operations. For the fiscal year ended June 30, 2009, the quarterly average gross notional amounts for long and short contracts for each fund were $456, $0, $0, $684, $2,169, -$8,694, and $0, respectively. As of June 30, 2009, the funds held no outstanding futures contracts.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of June 30, 2009, the following funds had outstanding commitments to purchase securities on a when-issued or forward-commitment basis:

Fund	Cost

Intermediate Tax Free Fund	$9,429
Missouri Tax Free Fund	1,240
Ohio Tax Free Fund	1,000
Tax Free Fund	9,392

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. As of June 30, 2009, the funds held no investments in illiquid securities.

INVERSE FLOATERS – As part of their investment strategy, the funds may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject a fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market values of such securities will generally be more volatile than those of fixed-rate, tax-exempt securities. To the extent the funds invest in inverse floaters, the net asset value of the funds’ shares may be more volatile than if the funds did not invest in such securities. As of and for the fiscal year ended June 30, 2009, the funds held no investments in inverse floaters.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds.

First American Funds 2009 Annual Report   105

Notes to Financial Statements	June 30, 2009, all dollars and shares are rounded to thousands (000)

The funds did not have any interfund lending transactions during the fiscal year ended June 30, 2009.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

EVENTS SUBSEQUENT TO FISCAL YEAR END – Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2009, through August 21, 2009, the date of issuance of the funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds’ financial statements.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee equal, on an annual basis, to 0.50% of the fund’s average daily net assets. FAF Advisors has agreed to waive fees and reimburse other fund expenses at least through June 30, 2010, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A		C	Y

Arizona Tax Free Fund	0.75%		1.15%	0.50%
California Tax Free Fund	0.65	*	1.15	0.50
Colorado Tax Free Fund	0.75		1.15	0.50
Intermediate Tax Free Fund	0.75	*	NA	0.70
Minnesota Intermediate Tax Free Fund	0.75	*	NA	0.70
Minnesota Tax Free Fund	0.85	*	1.35	0.70
Missouri Tax Free Fund	0.85	*	1.35	0.70
Nebraska Tax Free Fund	0.75		1.15	0.50
Ohio Tax Free Fund	0.75		1.15	0.50
Oregon Intermediate Tax Free Fund	0.85		NA	0.70
Short Tax Free Fund	0.75		NA	0.60
Tax Free Fund	0.75	*	1.35	0.70

NA = Not Applicable

*	Prior to September 1, 2007, FAF Advisors had contractually agreed to waive fees and reimburse other fund expenses so that the total annual Class A operating expenses, after waivers by the advisor and the distributor, did not exceed 0.75%, 0.85%, 0.85%, 0.95%, and 0.95% of average daily net assets for California Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, and Tax Free Fund, respectively. Prior to June 18, 2009, FAF Advisors had contractually agreed to waive fees and reimburse other fund expenses so that the total annual Class A operating expenses, after waivers by the advisor and the distributor, did not exceed 0.95% of average daily net assets for Missouri Tax Free Fund.

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statements of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, and administrative services and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

106   First American Funds 2009 Annual Report

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended June 30, 2009, custodian fees were not increased as a result of overdrafts and were not decreased as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under Rule 12b-1 of the Investment Company Act, each of the funds pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25% and 0.65% of each fund’s average daily net assets of Class A and Class C shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Quasar is currently waiving a portion of its 12b-1 fees for Class A shares, limiting its fees to 0.15% of average daily net assets for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund. Effective September 1, 2007, FAF Advisors is waiving an additional amount of Class A 12b-1 fees equal to 0.10%, 0.10%, 0.10%, 0.10%, and 0.20% of average daily net assets of Class A shares for California Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, and Tax Free Fund, respectively. Effective June 18, 2009, FAF Advisors is waiving an additional amount of Class A 12b-1 fees equal to 0.10% of average daily net assets of Class A shares for Missouri Tax Free Fund.

For the fiscal year ended June 30, 2009, total distribution and shareholder servicing fees waived by Quasar for the funds included in this annual report were as follows:

Fund	Amount

Intermediate Tax Free Fund	$28
Minnesota Intermediate Tax Free Fund	23
Oregon Intermediate Tax Free Fund	7
Short Tax Free Fund	3

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended June 30, 2009:

Fund	Amount

Arizona Tax Free Fund	$2
California Tax Free Fund	41
Colorado Tax Free Fund	12
Intermediate Tax Free Fund	22
Minnesota Intermediate Tax Free Fund	19
Minnesota Tax Free Fund	106
Missouri Tax Free Fund	48
Nebraska Tax Free Fund	8
Ohio Tax Free Fund	3
Oregon Intermediate Tax Free Fund	6
Short Tax Free Fund	3
Tax Free Fund	32

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended June 30, 2009, legal fees and expenses of $74 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions made in the Class C shares for the first 12 months. The CDSC is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended June 30, 2009, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Arizona Tax Free Fund	$—
California Tax Free Fund	88
Colorado Tax Free Fund	9
Intermediate Tax Free Fund	75
Minnesota Intermediate Tax Free Fund	33
Minnesota Tax Free Fund	116
Missouri Tax Free Fund	45
Nebraska Tax Free Fund	17
Ohio Tax Free Fund	12
Oregon Intermediate Tax Free Fund	86
Short Tax Free Fund	14
Tax Free Fund	68

First American Funds 2009 Annual Report   107

Notes to Financial Statements	June 30, 2009, all dollars and shares are rounded to thousands (000)

4 >	Capital Share Transactions

FAIF has 370 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

		Arizona		California		Colorado
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

Class A:
Shares issued	39	34	417	266	59	59
Shares issued from merger	—	—	459	—	614	—
Shares issued in lieu of cash distributions	8	9	39	32	34	23
Shares redeemed	(58)	(175)	(444)	(206)	(118)	(344)

Total Class A transactions	(11)	(132)	471	92	589	(262)

Class C:
Shares issued	17	28	189	139	63	41
Shares issued in lieu of cash distributions	3	3	8	4	12	10
Shares redeemed	(8)	(42)	(33)	(49)	(52)	(45)

Total Class C transactions	12	(11)	164	94	23	6

Class Y:
Shares issued	609	369	1,184	1,780	264	735
Shares issued from merger	—	—	5,217	—	4,418	—
Shares issued in lieu of cash distributions	11	16	6	8	10	3
Shares redeemed	(882)	(496)	(1,693)	(1,203)	(879)	(463)

Total Class Y transactions	(262)	(111)	4,714	585	3,813	275

Net increase (decrease) in capital shares	(261)	(254)	5,349	771	4,425	19

			Minnesota
	Intermediate		Intermediate		Minnesota
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

Class A:
Shares issued	1,244	302	1,026	1,028	1,152	2,021
Shares issued in lieu of cash distributions	87	85	72	51	283	286
Shares redeemed	(604)	(559)	(982)	(967)	(2,438)	(2,328)

Total Class A transactions	727	(172)	116	112	(1,003)	(21)

Class C:
Shares issued	—	—	—	—	448	834
Shares issued in lieu of cash distributions	—	—	—	—	60	47
Shares redeemed	—	—	—	—	(368)	(265)

Total Class C transactions	—	—	—	—	140	616

Class Y:
Shares issued	16,958	20,697	4,173	3,918	1,806	1,769
Shares issued in lieu of cash distributions	258	249	29	22	10	20
Shares redeemed	(15,803)	(13,086)	(4,400)	(3,082)	(1,892)	(2,635)

Total Class Y transactions	1,413	7,860	(198)	858	(76)	(846)

Net increase (decrease) in capital shares	2,140	7,688	(82)	970	(939)	(251)

	Missouri		Nebraska		Ohio
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

Class A:
Shares issued	242	64	129	59	44	15
Shares issued in lieu of cash distributions	47	43	17	17	3	1
Shares redeemed	(270)	(205)	(117)	(199)	(4)	(32)

Total Class A transactions	19	(98)	29	(123)	43	(16)

Class C:
Shares issued	31	—	87	62	27	7
Shares issued in lieu of cash distributions	1	2	5	4	1	—
Shares redeemed	—	(10)	(7)	(38)	(13)	—

Total Class C transactions	32	(8)	85	28	15	7

Class Y:
Shares issued	2,680	3,466	732	393	624	1,203
Shares issued in lieu of cash distributions	18	15	9	11	30	29
Shares redeemed	(4,026)	(2,542)	(556)	(624)	(975)	(530)

Total Class Y transactions	(1,328)	939	185	(220)	(321)	702

Net increase (decrease) in capital shares	(1,277)	833	299	(315)	(263)	693

108   First American Funds 2009 Annual Report

	Oregon
	Intermediate		Short
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

Class A:
Shares issued	645	77	152	25	677	434
Shares issued in lieu of cash distributions	14	13	5	7	128	116
Shares redeemed	(154)	(285)	(46)	(44)	(617)	(590)

Total Class A transactions	505	(195)	111	(12)	188	(40)

Class C:
Shares issued	—	—	—	—	106	112
Shares issued in lieu of cash distributions	—	—	—	—	7	5
Shares redeemed	—	—	—	—	(59)	(46)

Total Class C transactions	—	—	—	—	54	71

Class Y:
Shares issued	2,596	2,658	10,407	5,089	10,641	10,737
Shares issued in lieu of cash distributions	9	12	22	27	81	150
Shares redeemed	(2804)	(1,440)	(6,768)	(7,044)	(14,997)	(17,212)

Total Class Y transactions	(199)	1,230	3,661	(1,928)	(4,275)	(6,325)

Net increase (decrease) in capital shares	306	1,035	3,772	(1,940)	(4,033)	(6,294)

Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash.

5 >	Investment Security Transactions

During the fiscal year ended June 30, 2009, purchases of securities and proceeds from sales of securities, other than government securities and temporary investments in short-term securities, were as follows:

Fund	Purchases		Sales

Arizona Tax Free Fund	$4,169		$7,195
California Tax Free Fund	77,440	*	22,095
Colorado Tax Free Fund	66,141	*	23,298
Intermediate Tax Free Fund	100,547		81,486
Minnesota Intermediate Tax Free Fund	36,829		33,225
Minnesota Tax Free Fund	40,487		50,061
Missouri Tax Free Fund	24,510		40,821
Nebraska Tax Free Fund	15,042		12,549
Ohio Tax Free Fund	5,491		8,977
Oregon Intermediate Tax Free Fund	24,010		24,032
Short Tax Free Fund	114,941		95,814
Tax Free Fund	140,034		183,769

*	California Tax Free Fund includes $59,217 from California Intermediate Tax Free Fund, and Colorado Tax Free Fund includes $48,495 from Colorado Intermediate Tax Free Fund that were acquired in fund mergers as described in Note 8. These amounts are excluded for purposes of calculating the funds’ portfolio turnover rates.

6 >	Concentration of Credit Risk

Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund invest in debt instruments of municipal issuers in specific states. Although these funds monitor investment concentration, the issuers’ ability to meet their obligations may be affected by economic developments in the specific state or region. Additionally, each state has various guidelines relating to the tax treatment of the income distributed from each fund.

As of June 30, 2009, Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund each had a significant portion of their assets invested in the healthcare sector. The healthcare sector may be more greatly impacted by investment performance, financing costs, demand for elective procedures, bad debt experience, and government reimbursement rates. However, within the healthcare sector, the funds hold bonds that are pre-refunded or escrowed to maturity issues. These bonds are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest, and therefore, reduce the risk.

7 > Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

First American Funds 2009 Annual Report   109

Notes to Financial Statements	June 30, 2009, all dollars and shares are rounded to thousands (000)

8 >	Fund Mergers

As of the close of business on January 16, 2009, California Tax Free Fund and Colorado Tax Free Fund acquired the assets and assumed the liabilities of California Intermediate Tax Free Fund and Colorado Intermediate Tax Free Fund, respectively. Each acquiring fund was deemed to be the accounting survivor in each acquisition. The reorganizations were completed after shareholders approved the mergers on December 30, 2008.

The mergers were accomplished by tax free exchanges as detailed below:

California Tax Free Fund	Class A	Class C	Class Y	Total

Net assets of California Intermediate Tax Free Fund	$4,782	—	$54,350	$59,132

California Intermediate Tax Free Fund shares exchanged	481	—	5,458	5,939

California Tax Free Fund shares issued	459	—	5,217	5,676

Net assets of California Tax Free Fund immediately before the merger	$13,536	$2,718	$22,462	$38,716

Net assets of California Tax Free Fund immediately after the merger	$18,318	$2,718	$76,812	$97,848

Colorado Tax Free Fund	Class A	Class C	Class Y	Total

Net assets of Colorado Intermediate Tax Free Fund	$5,874	—	$42,389	$48,263

Colorado Intermediate Tax Free Fund shares exchanged	577	—	4,170	4,747

Colorado Tax Free Fund shares issued	614	—	4,418	5,032

Net assets of Colorado Tax Free Fund immediately before the merger	$4,995	$2,897	$15,034	$22,926

Net assets of Colorado Tax Free Fund immediately after the merger	$10,869	$2,897	$57,423	$71,189

The components of California Intermediate Tax Free Fund’s and Colorado Intermediate Tax Free Fund’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

				Accumulated Net
		Portfolio	Undistributed Net	Realized Gain	Net Unrealized
	Total Net Assets	Capital	Investment Income	(Loss)	Appreciation

California Intermediate Tax Free Fund	$59,132	$59,023	$33	$(10)	$86

Colorado Intermediate Tax Free Fund	48,263	47,655	18	4	586

110   First American Funds 2009 Annual Report

Notice to Shareholders	June 30, 2009 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2010 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2009, each fund hereby designates long-term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the year as follows:

	Long Term		Ordinary
	Capital Gains		Income	Total
	Distributions	Tax Exempt	Distributions	Distributions
Fund	(Tax Basis)	Interest	(Tax Basis)	(Tax Basis) (a)

Arizona Tax Free Fund	0%	100%	0%	100%
California Tax Free Fund	0	100	0	100
Colorado Tax Free Fund	6	91	3	100
Intermediate Tax Free Fund	1	98	1	100
Minnesota Intermediate Tax Free Fund	6	94	0	100
Minnesota Tax Free Fund	12	88	0	100
Missouri Tax Free Fund	4	95	1	100
Nebraska Tax Free Fund	0	100	0	100
Ohio Tax Free Fund	0	100	0	100
Oregon Intermediate Tax Free Fund	0	100	0	100
Short Tax Free Fund	0	100	0	100
Tax Free Fund	3	97	0	100

(a)	None of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund were as follows:

Fund

Arizona Tax Free Fund	0.00%
California Tax Free Fund	0.08
Colorado Tax Free Fund	4.76
Intermediate Tax Free Fund	0.11
Minnesota Intermediate Tax Free Fund	1.76
Minnesota Tax Free Fund	3.24
Missouri Tax Free Fund	0.03
Nebraska Tax Free Fund	0.00
Ohio Tax Free Fund	0.11
Oregon Intermediate Tax Free Fund	1.98
Short Tax Free Fund	0.00
Tax Free Fund	4.78

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund were as follows:

Fund

Arizona Tax Free Fund	0%
California Tax Free Fund	0
Colorado Tax Free Fund	95
Intermediate Tax Free Fund	99
Minnesota Intermediate Tax Free Fund	0
Minnesota Tax Free Fund	0
Missouri Tax Free Fund	99
Nebraska Tax Free Fund	0
Ohio Tax Free Fund	0
Oregon Intermediate Tax Free Fund	0
Short Tax Free Fund	0
Tax Free Fund	0

First American Funds 2009 Annual Report   111

Notice toShareholders	June 30, 2009 (unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities, is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 5-7, 2009, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 16-18, 2009, the Board concluded its consideration of and approved the Agreement through June 30, 2010.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors’ services to each Fund, (2) the investment performance of the Funds, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality, and extent of the services provided by FAF Advisors under the Agreement.

112   First American Funds 2009 Annual Report

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods reviewed by the Board all ended on February 28, 2009, except as noted below. In the case of each state-specific Fund, the Board considered that the Fund’s benchmark index is a national municipal index, rather than a state-specific index, and noted FAF Advisors’ assertion that the Board should, therefore, treat the Fund’s performance universe as a more meaningful source of comparative performance data.

Arizona Tax Free Fund. The Board considered that the Fund underperformed the performance universe median for the one-, three- and five-year periods. The Board considered FAF Advisors’ assertion that, with respect to the Fund’s performance universe, the Fund’s performance was negatively impacted during the past year primarily by the Fund’s overweight position in BBB and non-rated bonds, which experienced increasingly larger spreads during the second half of 2008. The Board also considered FAF Advisors’ assertion that during the first quarter of 2009, supply and demand for BBB bonds have become more balanced as flows into municipal bond funds that invest in lower-rated securities have increased. The Board noted that the Fund’s performance improved during the quarter ended March 31, 2009, with the Fund ranking in the 24th percentile of its performance universe. The Board concluded that, in light of the Fund’s improved performance and FAF Advisors’ long-term positive outlook, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Colorado Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund and Tax Free Fund. For each of these Funds, the Board considered that the Fund underperformed the performance universe median for the one-, three-, five- and, if applicable, ten-year periods, except that Short Tax Free Fund outperformed its performance universe median for the ten-year period. The Board considered FAF Advisors’ assertion that, with respect to the Funds’ performance universe, each Fund’s performance was negatively impacted during the past year primarily by the Fund’s overweight position in BBB and non-rated bonds, which experienced increasingly larger spreads during the second half of 2008. The Board considered FAF Advisors’ assertion that Fund performance for the one-year period differed so materially from its performance universe that its ranking for longer periods was impacted significantly. The Board also considered FAF Advisors’ assertion that during the first quarter of 2009, supply and demand for BBB bonds have become more balanced as flows into municipal bond funds that invest in lower-rated securities have increased. The Board noted that each Fund’s performance has improved in 2009, as the Colorado Tax Free Fund and Minnesota Tax Free Fund each ranked in the 27th percentile, the Oregon Intermediate Tax Free Fund ranked in the 12th percentile, the Short Tax Free Fund ranked in the 17th percentile and the Tax Free Fund ranked in the 5th percentile of the Funds’ respective performance universes for the quarter ended March 31, 2009. The Board concluded that, in light of each Fund’s improved performance and FAF Advisors’ outlook, it would be in the interest of each Fund and its shareholders to renew the Agreement.

California Tax Free Fund, Intermediate Tax Free Fund and Missouri Tax Free Fund. For each of these Funds, the Board considered that the Fund outperformed or performed competitively against the performance universe median for the one-, three-, five- and, if applicable, ten-year periods. The Board concluded that, in light of each Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Nebraska Tax Free Fund and Ohio Tax Free Fund. For each of these Funds, the Board considered that the Fund outperformed the performance universe median for the one-year period, though it underperformed for the three- and five-year periods. The Board concluded that, in light of each Fund’s competitive recent performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Minnesota Intermediate Tax Free Fund. The Board considered that the Fund performed competitively against the performance universe median for the five-and ten-year periods, though it underperformed the performance universe median for the one- and three-year periods. The Board also noted that the Fund’s performance has improved, with the Fund ranking in the 4th percentile of its performance universe for the quarter ended March 31, 2009. The Board concluded that, in light of the Fund’s competitive long-term performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board examined FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. For each Fund, the Board examined fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the Funds’ management fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

First American Funds 2009 Annual Report   113

Notice toShareholders	June 30, 2009 (unaudited)

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total expense ratio after waivers compared to the median total expense ratio of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and total expense ratios of each Fund is set forth below:

Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund and Tax Free Fund. For each of these Funds, the Board considered that the advisory fee, after waivers, and the total expense ratio, after waivers, were lower than or equal to the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Minnesota Tax Free Fund. The Board considered that the Fund’s advisory fee, after waivers, was lower than the peer group median. Though the Fund’s total expense ratio was higher than the peer group median, the Board noted that it was within a range consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Missouri Tax Free Fund. The Board considered that the Fund’s advisory fee, after waivers, was lower than the peer group median. The Board also considered that the Fund’s total expense ratio was higher than the peer group median. The Board took note of FAF Advisors’ commitment to reimburse 10 basis points of Class A share Rule 12b-1 fees, which will bring the Fund’s total expense ratio within a range consistent with FAF Advisors’ pricing philosophy. The Board concluded that, in light of the foregoing, the Fund’s current advisory fee and total expense ratio are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered whether each Fund’s investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, transfer agent, distributor and custodian, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the respective Fund and its shareholders.

114   First American Funds 2009 Annual Report

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in June 2004	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC, a Chicago-based investment firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions, and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, ExcensusTM LLC, a strategic demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, St. Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

First American Funds 2009 Annual Report   115

Notice toShareholders	June 30, 2009 (unaudited)

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

116   First American Funds 2009 Annual Report

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President & Vice President – Investments	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer, Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc., and Chief Compliance Counsel, Franklin Templeton Investments

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since December 2008 and from September 2006 through August 2008	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF from September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney, LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

First American Funds 2009 Annual Report   117

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Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the fiscal year ended June 30, 2009. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202
CUSTODIAN U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55101 DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0202-09  8/2009  AR-TAXFREEINCOME

First American Funds.

June 30, 2009

2009 Annual Report

Income Funds

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  August 10, 2009

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended June 30, 2009.

This report includes portfolio commentaries, comparative performance graphs and tables, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

First American Funds 2009 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and presents the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2009 Annual Report

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Core Bond Fund

Investment Objective: providing high current income consistent with limited risk to capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Core Bond Fund (the “fund”), Class Y shares, returned -1.22% for the fiscal year ended June 30, 2009 (Class A shares returned -1.37% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Aggregate Bond Index*, returned 6.05% for the same period.

What were the general economic and market conditions during the fiscal year?
The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

How did market conditions and investment strategies affect the fund’s performance?
Fund performance was negatively affected by greater-than-expected volatility of the financial markets. We had positioned the fund with overweights to corporate bonds, particularly in the financial sector, and securitized debt in mid-2008 at what were historically cheap valuations at the time. We believed that the economic downturn would be manageable and policy actions would be supportive; in hindsight we proved to be early in adding to these positions given the harshness of the post-Lehman Brothers bankruptcy environment. On the positive side, the fund has avoided significant permanent impairments and has recovered strongly as the market has stabilized.

What strategic moves were made by the fund and why?
As the credit crunch accelerated and uncertainty regarding the repayment of even the highest quality bonds mounted, we rigorously reviewed our fundamental credit and structural analysis to optimize portfolio recovery value. Our comfort level with the fundamental creditworthiness of the fund’s assets allowed us to weather the storm and to retain our conviction toward overweights to corporate and mortgage securities. As 2009 progressed, we opportunistically added to our corporate bond position as many new issues came to market at concessions. We generally funded these additions by reducing our exposure to agency mortgage securities, which we think have become too expensive as a result of ongoing noneconomic purchases of these securities by the Federal Reserve to keep mortgage rates at low levels. Looking ahead, we believe that the economy will return to positive growth in the latter half of 2009 and that the expansion, though meager by historical post-recession standards, will be robust enough to extend the recent outperformance of most non-Treasury securities.

*	Unlike mutual funds, index returns and category averages do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Corporate Bonds	44.8%
U.S. Government Agency Mortgage-Backed Securities	26.0
Asset-Backed Securities	20.5
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	9.4
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	3.0
U.S. Government & Agency Securities	0.6
Preferred Stocks	0.1
Short-Term Investments	2.0
Other Assets and Liabilities, Net[2]	(6.4)

100.0%

 Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	42.9%
AA	5.0
A	18.2
BBB	26.3
BB or Lower	7.6

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See footnote 2 below and the fund’s Schedule of Investments for derivatives held at June 30, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor. Credit quality percentages reflect both the fund’s direct investments in securities and the fund’s credit default swap agreements. Credit default swaps are weighted using the notional market value of the swap.

4   First American Funds 2009 Annual Report

 Annual Performance1,2 as of June 30, 2009

					Since Inception
	1 year		5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	(5	.55)%	1.90%	3.90%	—

Class B	(6	.74)%	1.66%	3.59%	—

Class C	(3	.13)%	2.00%	3.58%	—

Average annual return without sales charge (NAV)
Class A	(1	.37)%	2.78%	4.36%	—

Class B	(2	.12)%	2.00%	3.59%	—

Class C	(2	.21)%	2.00%	3.58%	—

Class R	(1	.43)%	2.59%	—	3.17%

Class Y	(1	.22)%	3.02%	4.61%	—

Barclays Capital Aggregate Bond Index[3]	6.05%		5.01%	5.98%	5.16%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0.0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.01%, 1.76%, 1.76%, 1.26%, and 0.76%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Core Bond Fund, Class A (NAV)	$15,320

Core Bond Fund, Class A (POP)	$14,666

Barclays Capital Aggregate Bond Index[3]	$17,871

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital Aggregate Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of the Barclays Capital Government/Credit Bond Index, the Barclays Capital Mortgage-Backed Securities Index, and the Barclays Capital Asset-Backed Securities Index. The Barclays Capital Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Barclays Capital Mortgage-Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Barclays Capital Asset-Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   5

High Income Bond Fund

Investment Objective: providing high level of current income

How did the fund perform for the fiscal year ended June 30, 2009?
The First American High Income Bond Fund (the “fund”), Class Y shares, returned -7.01% for the fiscal year ended June 30, 2009 (Class A shares returned -7.26% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) High Yield 2% Issuer Capped Index*, returned -1.91% for the same period.

What were the general economic and market conditions during the fiscal year?
The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in high yield loans and bonds. The environment worsened for high yield on a couple of different fronts. First, amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-yield bonds caused by indiscriminate selling created unprecedented volatility along with severe price declines. Later, as the credit crunch spilled over into the real economy, investors became concerned about the ability of high-yield issuers to refinance debt. During this period of much tighter credit conditions, the specter of corporate defaults loomed large. High-yield corporate bonds suffered through their worst performance on record during 2008 as losses during this period essentially wiped out five years of gains. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

How did market conditions and investment strategies affect the fund’s performance?
On December 16, the option-adjusted spread on the fund’s benchmark index widened from 569 bp (basis points) to an all-time high of 1,971 bp over Treasuries, in response to the dramatic events within the global financial sector, including the collapse of Lehman Brothers in late September. This dramatic spread-widening resulted in price declines within the fund, especially during the fourth quarter. As the macro backdrop weakened significantly during the summer months, market liquidity all but dried up, making risk-reduction very challenging. In this environment, only Treasuries and the very safest of corporate securities were spared from severe price declines. Fund underperformance during this period was mostly a result of “mark to market” risk (i.e. prices of less liquid securities being marked down in price as a direct result of the lack of market liquidity and/or indiscriminate forced selling from overleveraged investors). The fund’s performance benefited by avoiding the most highly levered, late-cycle leveraged buyout (LBO) credits (those that were predominantly brought to market during 2007) and maintaining underweights to the auto and housing sectors. Exposure to a handful of smaller, cyclical credits in the basic industries sector detracted from performance as worldwide demand for steel, aluminum, chemicals, and forest products fell in the fourth quarter of 2008 and into 2009. Challenging credit conditions during the period were reflected by a significantly higher number of defaulted bonds in the fund’s portfolio, year over year.

What strategic moves were made by the fund and why?
As the worst of the financial crisis began to take hold, the fund took steps to reduce portfolio risk wherever liquidity allowed and to underweight the lower-rated tiers within the high-yield universe (single-B and CCC-rated securities). Again, this was not always possible, as most market participants were attempting to do the same. As the financial crisis began to grow from one of systemic risk to one of broader economic risk, the fund took further steps to reduce exposure to cyclical credits in favor of defensive sectors such as food and beverage, supermarkets, and utilities. Finally, after the market lost nearly one-third (-29.82%) of its value during the fall of 2008, we determined that market prices had overreacted on the downside and selectively began to add risk back into the portfolio. We brought our weighting in CCC-rated securities, those securities that had suffered a 44.3% price decline in 2008, back in line with the market index, and also added securities in the auto finance and technology sectors. These moves began to pay off in 2009 as the market snapped back with a vengeance starting in March 2009. We have also begun to add back investments in selected financials, as the surviving financial entities should emerge from the recent bout of market stress with sounder balance sheets and improved prospects. We had decreased our exposure to emerging market corporates in 2008, but here again we hope to begin looking at new opportunities as the financial markets and world economy continue to stabilize.

*	Unlike mutual funds, index returns and category averages do not reflect any expenses, transaction costs, or cash flow effects

 Sector Allocation as of June 30, 20091 (% of net assets)

High Yield Corporate Bonds	77.3%
Investment Grade Corporate Bonds	5.3
Convertible Securities	3.4
Preferred Stocks	2.5
Exchange-Traded Funds	2.3
Closed-End Funds	1.6
Asset-Backed Securities	0.6
Common Stocks	0.6
Short-Term Investments	5.9
Other Assets and Liabilities, Net[2]	0.5

100.0%

 Bond Credit Quality as of June 30, 20093 (% of market value)

A or Higher	5.0%
BBB	10.6
BB	35.4
B	27.5
CCC or Lower	21.5

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See footnote 2 below and the fund’s Schedule of Investments for derivatives held at June 30, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor. Credit quality percentages reflect both the fund’s direct investments in securities and the fund’s credit default swap agreements. Credit default swaps are weighted using the notional market value of the swap.

6   First American Funds 2009 Annual Report

 Annual Performance1,2 as of June 30, 2009

			Since Inception
	1 year	5 years	8/30/2001	9/24/2001[4]

Average annual return with sales charge (POP)
Class A	(11.16)%	2.12%	3.27%	—

Class B	(12.12)%	1.95%	3.11%	—

Class C	(8.81)%	2.25%	3.08%	—

Average annual return without sales charge (NAV)
Class A	(7.26)%	3.01%	3.85%	—

Class B	(7.99)%	2.23%	3.11%	—

Class C	(7.98)%	2.25%	3.08%	—

Class R	(7.49)%	2.75%	—	4.35%

Class Y	(7.01)%	3.27%	4.13%	—

Barclays Capital High Yield 2% Issuer Capped Index[3]	(1.91)%	4.36%	6.11%	7.13%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0.0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

The fund invests in lower-rated and non-rated securities which present a greater risk of loss to principal and interest than higher-rated securities.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.35%, 2.10%, 2.10%, 1.60%, and 1.10%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,5  as of June 30, 2009

High Income Bond Fund, Class A (NAV)	$13,440

High Income Bond Fund, Class A (POP)	$12,870

Barclays Capital High Yield 2% Issuer Capped Index[3]	$15,911

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 8/30/2001 to 6/30/2009) as compared to the Barclays Capital High Yield 2% Issuer Capped Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity with total index allocation to an individual issuer being limited to 2%.

[4]	The performance since inception of the index is calculated from the month end following the inception of the class.

[5]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   7

Inflation Protected Securities Fund

Investment Objective: providing total return while providing protection against inflation

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Inflation Protected Securities Fund (the “fund”), Class Y shares, returned -2.03% for the fiscal year ended June 30, 2009 (Class A shares returned -2.18% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) U.S. TIPS Index*, returned -1.11% for the same period.

What were the general economic and market conditions during the fiscal year?
The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

The Treasury Inflation Protected Securities (“TIPS”) market was not immune to the increasingly downbeat economic outlook; nor was it immune to the deleveraging forces that took valuations to levels reflecting dire deflationary prospects. 2009 has seen a rapid normalization of valuations in TIPS, as investors tempered their concerns about deflation. As economic news improved, the larger concern has become hyperinflation, with investors increasingly worried about the inflationary impact of the Federal Reserve’s extraordinarily accommodative monetary policy measures.

How did market conditions and investment strategies affect the fund’s performance?
The fund’s allocation to non-Treasury bonds presented the most significant drag on performance during the fiscal year. Financial market dislocations in the second half of 2008, coupled with sharply lower economic growth expectations and aggressive Federal Reserve (the “Fed”) easing of interest rates, conspired to push Treasury rates to historically low yield levels and conversely, risk assets to historically wide spreads. TIPS performed in concert with risk assets, turning in a horrific performance in the second half of 2008, only to recover strongly year-to-date in 2009. The fund was successful in its tactical duration strategy during the period, taking advantage of extreme shifts in sentiment that saw rates traverse a wide range. TIPS breakeven strategy – seeking to benefit from differences between TIPS and Treasury yields relative to the rate of inflation – successfully took advantage of the cheapening of TIPS in 2008 but gave back some gains with the strong normalization in 2009, for a net small drag to fund performance. Our positioning for a steeper yield curve was productive, as both investors’ preference for safety and the Fed easing benefited the front end of the Treasury curve, while increasingly poor sponsorship of the Treasury market, particularly at ever richer yield levels, punished the longer maturities.

What strategic moves were made by the fund and why?
We increased the fund’s allocation to risk (non-Treasury) sectors, on the view that with the cheapening of these assets, valuations more than fully reflected the deteriorating economic and credit fundamentals. We have reduced the fund’s allocation to TIPS in the rapid normalization during the first half of 2009, as inflation should remain low and in fact decline further in the context of a slow recovery in the economy. Since seasonal trends should begin to turn less favorable for Consumer Price Index adjustments, we reduced our positions in shorter maturity TIPS in favor of those with longer maturity.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

U.S. Government & Agency Securities	89.1%
Asset-Backed Securities	4.2
Corporate Bonds	2.4
Collateralized Mortgage Obligation – Private Mortgage-Backed Security	1.0
Municipal Bond	0.5
Convertible Securities	0.2
Preferred Stocks	0.1
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security	0.1
Exchange-Traded Fund	0.1
Short-Term Investments	2.4
Other Assets and Liabilities, Net[2]	(0.1)

100.0%

 Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	95.1%
AA	0.5
A	0.8
BBB	1.3
BB or Lower	2.3

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See footnote 2 below and the fund’s Schedule of Investments for derivatives held at June 30, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor. Credit quality percentages reflect both the fund’s direct investments in securities and the fund’s credit default swap agreements. Credit default swaps are weighted using the notional market value of the swap.

8   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

		Since Inception
	1 year	10/01/2004

Average annual return with sales charge (POP)
Class A	(6.31)%	2.58%

Class C	(3.97)%	2.70%

Average annual return without sales charge (NAV)
Class A	(2.18)%	3.52%

Class C	(3.03)%	2.70%

Class R	(2.43)%	3.29%

Class Y	(2.03)%	3.74%

Barclays Capital U.S. TIPS Index[3]	(1.11)%	4.50%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, Class R, and Class Y shares was 1.08%, 1.83%, 1.33%, and 0.83%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, Class R, and Class Y shares do not exceed 0.85%, 1.60%, 1.10%, and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Inflation Protected Securities Fund, Class A (NAV)	$11,782

Inflation Protected Securities Fund, Class A (POP)	$11,285

Barclays Capital U.S. TIPS Index[3]	$12,323

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/01/2004 to 6/30/2009) as compared to the Barclays Capital U.S. TIPS Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of inflation-protected securities issued by the U.S. Treasury that have at least one year to final maturity, at least $250 million par amount outstanding, and are investment-grade rated (Baa or better).

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   9

Intermediate Government Bond Fund

Investment Objective: providing current income that is exempt from state income tax, to the extent consistent with the preservation of capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Intermediate Government Bond Fund (the “fund”), Class Y shares, returned 5.46% for the fiscal year ended June 30, 2009 (Class A shares returned 5.30% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Barclays Capital (formerly Lehman) Intermediate Treasury Bond Index*, returned 6.13% and the Barclays Capital (formerly Lehman) Intermediate Government Bond Index*, returned 6.42% for the same period.

What were the general economic and market conditions during the fiscal year?
The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

Amid the fear and panic, Treasuries enjoyed a singular bid that saw yields dive to historically low levels. With the return of calm and the willingness and ability to take risks, investors have broadly sold Treasuries, rejecting the low yield levels and seeking out opportunities in non-Treasury sectors.

How did market conditions and investment strategies affect the fund’s performance?
The fund’s allocation to agency debt securities hurt performance as all non-Treasury products, including agencies, performed poorly. Agency securities also underperformed Treasuries as the government-sponsored entities like Fannie Mae and Freddie Mac came under close scrutiny for their subprime and Alt-A (riskier than prime but less so than subprime) holdings and declining capital. The fund was successful in its tactical duration strategy during the period, taking advantage of extreme shifts in sentiment that saw rates traverse a wide range. Our positioning for a steeper yield curve was productive, as both investors’ preference for safety and the Federal Reserve (the “Fed”) easing benefited the front end of the Treasury curve. The fund’s position in non-index Treasury inflation-protected securities (“TIPS”) benefited fund performance, especially during the first half of 2009, amid the rapid normalization of TIPS breakeven rates (i.e., differences between TIPS and Treasury yields relative to the rate of inflation).

What strategic moves were made by the fund and why?
We have steadily reduced the fund’s allocation to agency debt securities as these securities have risen to near-historically tight spread levels, largely due to Fed buybacks. Our duration strategy will continue to be tactical, but with a bias to be short the benchmark, as technical factors (a large Treasury supply and poor investor sponsorship) will likely continue to weigh on rates.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

U.S. Government & Agency Securities	96.2%
Short-Term Investments	4.1
Other Assets and Liabilities, Net[2]	(0.3)

100.0%

 Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor.

10   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

			Since Inception
	1 year	5 years	10/25/2002

Average annual return with sales charge (POP)
Class A	2.98%	3.92%	3.33%

Average annual return without sales charge (NAV)
Class A	5.30%	4.39%	3.68%

Class Y	5.46%	4.55%	3.84%

Barclays Capital Intermediate Treasury Bond Index[3]	6.13%	4.92%	4.22%

Barclays Capital Intermediate Government Bond Index[4]	6.42%	5.00%	4.35%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.34% and 1.09%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.75% and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,5 as of June 30, 2009

Intermediate Government Bond Fund, Class A (NAV)	$12,734

Intermediate Government Bond Fund, Class A (POP)	$12,447

Barclays Capital Intermediate Treasury Bond Index[3]	$13,180

Barclays Capital Intermediate Government Bond Index[4]	$13,293

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/25/2002 to 6/30/2009) as compared to the Barclays Capital Intermediate Treasury Bond Index3 and the Barclays Capital Intermediate Government Bond Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and 10 years.

[4]	Previously, the fund used the Barclays Capital Intermediate Treasury Bond Index as a benchmark. Going forward, the fund’s performance will be compared to the Barclays Capital Intermediate Government Bond Index because it more closely reflects the fund’s investment universe. The Barclays Capital Intermediate Government Bond Index is an unmanaged index comprised of 70% U.S. Treasury securities and 30% agency securities, all with remaining maturities of between one and ten years.

[5]	Performance for Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

First American Funds 2009 Annual Report   11

Intermediate Term Bond Fund

Investment Objective: providing current income to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Intermediate Bond Fund (the “fund”), Class Y shares, returned 1.26% for the fiscal year ended June 30, 2009 (Class A shares returned 1.21% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Intermediate Government/Credit Bond Index* returned 5.27% for the same period.

What were the general economic and market conditions during the fiscal year?
The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

How did market conditions and investment strategies affect the fund’s performance?
Greater-than-expected volatility of the financial markets hampered fund performance. In mid-2008, we had positioned the fund with overweights to corporate bonds (especially in the financial sector) and securitized debt, hoping to benefit from what were historically cheap valuations at the time. Our conviction that the economic downturn would be manageable and policy actions supportive was challenged by the harshness of the post-Lehman Brothers bankruptcy environment. In retrospect, it is clear that we should have deferred adding to the fund’s corporate bond positions till later in the fiscal year. On the positive note, we have steered the fund clear from any significant or lasting impairment. In fact, the fund’s performance has enjoyed a rebound as the market has stabilized.

What strategic moves were made by the fund and why?
Prompted by the accelerating credit crunch and the uncertainty regarding the integrity of even the highest quality bonds, we launched an extensive review of our fundamental credit and structural analysis to optimize portfolio recovery value. This scrutiny confirmed the fundamental creditworthiness of the fund’s assets, helping us stay the course and validating our earlier move to overweight corporates and mortgage securities. Throughout the first two quarters of 2009, we opportunistically added to our corporate bond position as many new issues came to market at concessions. We generally funded these additions by trimming the fund’s positions in high-quality Treasury and agency securities’ which offered little value after the flight to quality of 2008. As we look ahead, we expect the economy to return to positive growth in the latter half of 2009. This expansion, though meager by historical post-recession standards, should prove enough to extend the recent outperformance of most non-Treasury securities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Corporate Bonds	56.4%
Asset-Backed Securities	25.8
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	4.7
U.S. Government & Agency Securities	3.6
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	2.6
U.S. Government Agency Mortgage-Backed Securities	1.8
Municipal Bond	0.2
Preferred Stocks	0.1
Short-Term Investments	3.7
Other Assets and Liabilities, Net[2]	1.1

100.0%

 Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	36.8%
AA	5.3
A	22.3
BBB	30.0
BB or Lower	5.6

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See footnote 2 below and the fund’s Schedule of Investments for derivatives held at June 30, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor. Credit quality percentages reflect both the fund’s direct investments in securities and the fund’s credit default swap agreements. Credit default swaps are weighted using the notional market value of the swap.

12   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

	1 year		5 years	10 years

Average annual return with sales charge (POP)
Class A	(1	.09)%	2.78%	4.36%

Average annual return without sales charge (NAV)
Class A	1.21%		3.24%	4.59%

Class Y	1.26%		3.39%	4.77%

Barclays Capital Intermediate Government/Credit Bond Index[3]	5.27%		4.57%	5.66%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.01% and 0.76%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.85% and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Intermediate Term Bond Fund, Class A (NAV)	$15,664

Intermediate Term Bond Fund, Class A (POP)	$15,318

Barclays Capital Intermediate Government/Credit Bond Index[3]	$17,339

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital Intermediate Government/Credit Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities. In each case with maturities or one to 10 years.

[4]	Performance for Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

First American Funds 2009 Annual Report   13

Short Term Bond Fund

Investment Objective: providing current income while maintaining a high degree of principal stability

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Short Term Bond Fund (the “fund”), Class Y shares, returned 2.48% for the fiscal year ended June 30, 2009 (Class A shares returned 2.22% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barlcays Capital (formerly Lehman) 1-3 Year Government/Credit Bond Index*, returned 4.90% for the same period.

What were the general economic and market conditions during the fiscal year?
The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

How did market conditions and investment strategies affect the fund’s performance?
Fund performance was mixed during the fiscal year. The fund is generally underweight in Treasuries compared to its benchmark, which caused it to lag amid the flight to quality in the fourth quarter of 2008. The fund is also typically positioned with a large weighting – between 25% and 50% of fund assets – to extremely high-quality securitized paper. This segment of the market was perhaps the most levered of all fixed-income sectors heading into 2008 and, as leverage was unwound, performed much worse than expected amid the massive forced selling in the fourth quarter of 2008. At the same time, the fund generally avoided pitfalls surrounding subprime, collateralized debt obligations (CDOs), and other leveraged structures that resulted in many permanent impairments across the fixed-income market. Consequently, the fund has shown a high propensity for recovery – both against the benchmark and against peers – as debt markets stabilize.

What strategic moves were made by the fund and why?
As the credit crunch accelerated and uncertainty regarding the repayment of even the highest quality bonds mounted, we rigorously reviewed our fundamental credit and structural analysis to optimize portfolio recovery value. Our comfort level with the fundamental creditworthiness of the fund’s assets allowed us to weather the storm and to retain our conviction toward overweights to corporate and mortgage securities.

Forced selling late in the year caused most segments of the asset-backed securities market to trade at significant discounts to their intrinsic value. We added significantly to our positions in tier-one credit card and auto-securitized paper in late 2008 and early 2009 as we felt these sectors would regain sponsorship as the U.S. implemented policy initiatives to restart the securitized market by lining up favorable financing terms for newly issued securities as the year unfolded. We also selectively added to our positions in corporate bonds, both new issue and secondary, as we believe this sector will continue to perform well as the economic recovery unfolds. We funded these new positions by investing stockpiled cash and by reducing our exposure to short maturity residential mortgage securities, which we view as relatively unattractive given heightened levels of prepayment risk in the low-rate environment. Looking ahead, we expect short Treasury securities to continue to post low returns due to a combination of extremely low rates and high levels of issuance. The fund will be positioned with an underweight to Treasuries for the foreseeable future.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Asset-Backed Securities	36.2%
Corporate Bonds	28.1
U.S. Government & Agency Securities	13.5
U.S. Government Agency Mortgage-Backed Securities	8.9
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	6.9
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	3.5
Short-Term Investments	2.8
Other Assets and Liabilities, Net[2]	0.1

100.0%

 Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	58.9%
AA	4.9
A	13.0
BBB	18.2
BB or Lower	5.0

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See footnote 2 below and the fund’s Schedule of Investments for derivatives held at June 30, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor. Credit quality percentages reflect both the fund’s direct investments in securities and the fund’s credit default swap agreements. Credit default swaps are weighted using the notional market value of the swap.

14   First American Funds 2009 Annual Report

 Annual Performance1,2  as of June 30, 2009

	1 year		5 years	10 years

Average annual return with sales charge (POP)
Class A	(0	.10)%	2.51%	3.72%

Average annual return without sales charge (NAV)
Class A	2.22%		2.98%	3.96%

Class Y	2.48%		3.15%	4.11%

Barclays Capital 1-3 Year Government/Credit Bond Index[3]	4.90%		4.21%	4.87%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.06% and 0.81%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.75% and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

Short Term Bond Fund, Class A (NAV)	$14,742

Short Term Bond Fund, Class A (POP)	$14,407

Barclays Capital 1-3 Year Government/Credit Bond Index[3]	$16,088

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital 1-3 Year Government/Credit Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of one-to-three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

[4]	Performance for Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

First American Funds 2009 Annual Report   15

Total Return Bond Fund

Investment Objective: providing high level of current income consistent with prudent risk to capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American Total Return Bond Fund (the “fund”), Class Y shares, returned 0.52% for the fiscal year ended June 30, 2009 (Class A shares returned 0.16% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Aggregate Bond Index*, returned 6.05% for the same period.

What were the general economic and market conditions during the fiscal year?
The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

How did market conditions and investment strategies affect the fund’s performance?
The volatility of the financial markets exceeded our expectations, detracting from fund performance. Seeking to take advantage of historically cheap valuations in mid-2008, we had moved to an overweight position in corporate bonds, particularly in the financial sector, and securitized debt. The move, however, proved premature, as became apparent in the light of the harsh post-Lehman Brothers bankruptcy environment. On the upside, the fund has suffered no lasting impairments and, with the market stabilizing, recovered from earlier underperformance during the most recent quarter. The portfolio’s weighting to out-of-index sectors (high yield, emerging markets, and nondollar denominated bonds) underperformed in the second half of 2008, correlating with the broader decline in financial markets and associated flight to quality into Treasuries and the U.S. dollar. However, these sectors had less impact on the portfolio than high-grade corporates and securitized assets. These non-core sectors have contributed positively to the fund recently, given improved credit conditions as well as a decline in the dollar and rising Treasury yields.

What strategic moves were made by the fund and why?
Because the intensifying credit crunch cast doubt on the soundness of even the highest quality bonds, we undertook a thorough review of our fundamental credit and structural analysis to optimize portfolio recovery value. This process reaffirmed the fundamental creditworthiness of the fund’s assets, allowing the fund to navigate market turbulence and ultimately vindicating our earlier decision to overweigh corporates, particularly large, systemically important financials, and mortgage securities. We actively managed the fund during the period, selectively hedging to manage company-specific risks. In late 2008 and as 2009 progressed, we opportunistically added to our corporate bond position, particularly as many new issues came to market at concessions. These additions were funded by reductions in our exposure to agency mortgage and asset-backed securities (mortgages have become too expensive because of the Federal Reserve’s ongoing non-economic purchases of them, intended to keep mortgage rates at low levels). As we look to the future, we anticipate a return to positive economic growth in the latter half of 2009. This expansion, though modest by historical post-recession standards, should be sufficient to extend the recent outperformance of most non-Treasury securities. Yields and spreads available in these sectors continue to reflect a very difficult economic environment and offer attractive compensation to investors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

Corporate Bonds	58.8%
Asset-Backed Securities	16.0
U.S. Government Agency Mortgage-Backed Securities	13.4
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	11.0
Preferred Stocks	0.6
Convertible Securities	0.3
Municipal Bond	0.2
U.S. Government & Agency Security	0.2
Short-Term Investments	4.4
Other Assets and Liabilities, Net[2]	(4.9)

100.0%

 Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	25.0%
AA	4.7
A	19.9
BBB	33.5
BB or Lower	16.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See footnote 2 below and the fund’s Schedule of Investments for derivatives held at June 30, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor. Credit quality percentages reflect both the fund’s direct investments in securities and the fund’s credit default swap agreements. Credit default swaps are weighted using the notional market value of the swap.

16   First American Funds 2009 Annual Report

 Annual Performance1,2 as of June 30, 2009

				Since Inception
	1 year		5 years	2/01/2000	9/24/2001

Average annual return with sales charge (POP)
Class A	(4	.10)%	2.59%	4.61%	—

Class B	(5	.13)%	2.37%	4.30%	—

Class C	(1	.39)%	2.73%	4.30%	—

Average annual return without sales charge (NAV)
Class A	0.16%		3.48%	5.09%	—

Class B	(0	.58)%	2.70%	4.30%	—

Class C	(0	.48)%	2.73%	4.30%	—

Class R	0.02%		3.27%	—	4.08%

Class Y	0.52%		3.75%	5.35%	—

Barclays Capital Aggregate Bond Index[3]	6.05%		5.01%	6.31%	5.16%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0.0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

A portion of the fund’s portfolio may consist of lower-related debt obligations, which are commonly called “high-yield” securities or “junk bonds.” High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.12%, 1.87%, 1.87%, 1.37%, and 0.87%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.00%, 1.75%, 1.75%, 1.25%, , and 0.75%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment 1,2,4 as of June 30, 2009

Total Return Bond Fund, Class A (NAV)	$15,954

Total Return Bond Fund, Class A (POP)	$15,282

Barclays Capital Aggregate Bond Index[3]	$17,791

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 2/01/2000 to 6/30/2009) as compared to the Barclays Capital Aggregate Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of the Barclays Capital Government/Credit Bond Index, the Barclays Capital Mortgage-Backed Securities Index, and the Barclays Capital Asset-Backed Securities Index. The Barclays Capital Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Barclays Capital Mortgage-Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Barclays Capital Asset-Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   17

U.S. Government Mortgage Fund

Investment Objective: providing high current income to the extent consistent with the preservation of capital

How did the fund perform for the fiscal year ended June 30, 2009?
The First American U.S. Government Mortgage Fund (the “fund”), Class Y shares, returned 2.00% for the fiscal year ended June 30, 2009 (Class A shares returned 1.74% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Mortgage-Backed Securities Index*, returned 9.38% for the same period.

What were the general economic and market conditions during the fiscal year?
The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

How did market conditions and investment strategies affect the fund’s performance?
We had positioned the fund with overweights to the nonagency and commercial mortgage-backed sectors. These sectors performed much worse than expected during the fourth quarter of 2008 due to the massive deleveraging and the complete shut down in the financing markets for all types of securities. These sectors recovered nicely in the first half of 2009 but did not completely recover the spread widening that took place in late 2008. Our overweights to these sectors caused us to lag the benchmark for the 12 months ended June 30, 2009.

What strategic moves were made by the fund and why?
As the credit crunch accelerated and uncertainty regarding the repayment of even the highest quality bonds mounted, we rigorously reviewed our fundamental credit and structural analysis to optimize portfolio recovery value. Our comfort level with the fundamental creditworthiness of the fund’s assets allowed us to weather the storm and to retain our conviction toward overweights to nonagency and commercial mortgage-backed securities. Throughout this time frame we opportunistically, though modestly, added to our nonagency and commercial mortgages at the highest point in the capital structure. Those trades, combined with our previous overweights, proved to be very good trades as we benefited heavily when the market recovered in the first half of 2009. Over the 12-month time frame, we strategically moved out of nonagency positions with little recovery value and moved into other securities with more upside potential. We also maintained a modest underweight in the agency mortgage sector, opting to carry our overweight in the sectors with more recovery value. That said, we did tactically trade agency mortgage-backed securities and added them when it became more apparent that the government was going to support the sector. As spreads tightened, we reallocated to other parts of the market once again. Within the agency mortgage portion of the fund, we maintained an overweight to higher coupons due to our outlook for subdued refinancing activity and slower-than-expected prepays for higher coupons. The increase in coupon bias was a positive contributor to performance during the past year as higher coupons outperformed. With the better outlook for the economy, we believe the fund continues to have recovery value. That, coupled with the outlook for no meaningful permanent impairments in the fund, gives us reason to maintain the current strategy into the near future.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Sector Allocation as of June 30, 20091 (% of net assets)

U.S. Government Agency Mortgage-Backed Securities	90.9%
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	11.6
Asset-Backed Securities	9.2
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	0.7
Short-Term Investments	4.4
Other Assets and Liabilities, Net[2]	(16.8)

100.0%

 Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	89.4%
AA	6.3
A	1.5
BBB	0.6
BB or Lower	2.2

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See footnote 2 below and the fund’s Schedule of Investments for derivatives held at June 30, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor. Credit quality percentages reflect both the fund’s direct investments in securities and the fund’s credit default swap agreements. Credit default swaps are weighted using the notional market value of the swap.

18   First American Funds 2009 Annual Report

 Annual Performance1,2 as of June 30, 2009

				Since Inception
	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	(2.58)%	2.16%	3.95%	—

Class B	(3.84)%	1.78%	3.60%	—

Class C	0.03%	2.28%	—	2.52%

Average annual return without sales charge (NAV)
Class A	1.74%	3.05%	4.40%	—

Class B	0.98%	2.29%	3.60%	—

Class C	0.99%	2.28%	—	2.52%

Class R	1.49%	2.77%	4.22%	—

Class Y	2.00%	3.31%	4.61%	—

Barclays Capital Mortgage-Backed Securities Index[3]	9.38%	5.98%	6.29%	5.53%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0.0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the U.S. Government Mortgage Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on November 27, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.18%, 1.93%, 1.93%, 1.43%, and 0.93%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2009

U.S. Government Mortgage Fund, Class A (NAV)	$15,377

U.S. Government Mortgage Fund, Class A (POP)	$14,727

Barclays Capital Mortgage-Backed Securities Index[3]	$18,409

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital Mortgage-Backed Securities Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of more than 600,000 individual fixed-rate MBS pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   19

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Core Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[2]	$1,000.00	$1,107.40	$4.96

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

Class B Actual[2]	$1,000.00	$1,103.20	$8.87

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

Class C Actual[2]	$1,000.00	$1,102.70	$8.86

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

Class R Actual[2]	$1,000.00	$1,106.70	$6.27

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

Class Y Actual[2]	$1,000.00	$1,108.90	$3.66

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.70%, 1.70%, 1.20%, and 0.70% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2009 of 10.74%, 10.32%, 10.27%, 10.67%, and 10.89% for Class A, Class B, Class C, Class R, and Class Y, respectively.

20   First American Funds 2009 Annual Report

 High Income Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[2]	$1,000.00	$1,286.30	$6.24

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

Class B Actual[2]	$1,000.00	$1,281.60	$10.47

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.25

Class C Actual[2]	$1,000.00	$1,283.30	$10.47

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25

Class R Actual[2]	$1,000.00	$1,285.10	$7.65

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[2]	$1,000.00	$1,289.60	$4.83

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2009 of 28.63%, 28.16%, 28.33%, 28.51%, and 28.96% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Inflation Protected Securities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[4]	$1,000.00	$1,060.60	$4.34

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class C Actual[4]	$1,000.00	$1,055.60	$8.05

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90

Class R Actual[4]	$1,000.00	$1,059.30	$5.62

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

Class Y Actual[4]	$1,000.00	$1,060.90	$3.07

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85%, 1.58%, 1.10%, and 0.60% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2009 of 6.06%, 5.56%, 5.93%, and 6.09% for Class A, Class C, Class R, and Class Y, respectively.

 Intermediate Government Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[6]	$1,000.00	$984.00	$3.64

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71

Class Y Actual[6]	$1,000.00	$984.70	$2.95

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.74% and 0.60% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2009 of -1.60% and -1.53% for Class A and Class Y, respectively.

First American Funds 2009 Annual Report   21

Expense Examples

 Intermediate Term Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[2]	$1,000.00	$1,106.40	$4.44

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[2]	$1,000.00	$1,106.40	$3.66

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2009 of 10.64% and 10.64% for Class A and Class Y, respectively.

 Short Term Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[4]	$1,000.00	$1,075.80	$3.86

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class Y Actual[4]	$1,000.00	$1,076.60	$3.09

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2009 of 7.58% and 7.66% for Class A and Class Y, respectively.

 Total Return Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[6]	$1,000.00	$1,176.00	$5.40

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

Class B Actual[6]	$1,000.00	$1,172.70	$9.43

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

Class C Actual[6]	$1,000.00	$1,173.00	$9.43

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

Class R Actual[6]	$1,000.00	$1,176.30	$6.75

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

Class Y Actual[6]	$1,000.00	$1,179.00	$4.05

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.00%, 1.75%, 1.75%, 1.25%, and 0.75% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2009 of 17.60%, 17.27%, 17.30%, 17.63%, and 17.90% for Class A, Class B, Class C, Class R, and Class Y, respectively.

22   First American Funds 2009 Annual Report

 U.S. Government Mortgage Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/09 to
	Value (1/01/09)	Value (6/30/09)	6/30/09)

Class A Actual[2]	$1,000.00	$1,057.60	$4.85

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

Class B Actual[2]	$1,000.00	$1,054.80	$8.66

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

Class C Actual[2]	$1,000.00	$1,054.00	$8.66

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

Class R Actual[2]	$1,000.00	$1,056.50	$6.12

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

Class Y Actual[2]	$1,000.00	$1,058.90	$3.57

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.70%, 1.70%, 1.20%, and 0.70% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2009 of 5.76%, 5.48%, 5.40%, 5.65%, and 5.89% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2009 Annual Report   23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Core Bond, High Income Bond, Inflation Protected Securities, Intermediate Government Bond, Intermediate Term Bond, Short Term Bond, Total Return Bond, and U.S. Government Mortgage Funds (series of First American Investment Funds, Inc.) (the “funds”) as of June 30, 2009, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at June 30, 2009, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
August 21, 2009

24   First American Funds 2009 Annual Report

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Core Bond Fund
DESCRIPTION	PAR	FAIR VALUE

Corporate Bonds – 44.8%
Banking – 8.8%
Bank of America
5.750%, 12/01/2017	$8,035	$7,155
5.650%, 05/01/2018	5,870	5,187
7.625%, 06/01/2019	4,105	4,123
8.000%, 12/29/2049 Δ ▼	8,730	7,291
BB&T
6.850%, 04/30/2019	4,860	5,054
Citigroup
6.125%, 11/21/2017	5,430	4,761
8.500%, 05/22/2019	3,500	3,560
Citigroup Capital XXI
8.300%, 12/21/2057 Δ	15,545	12,122
Fifth Third Bancorp
6.250%, 05/01/2013 ▼	6,410	6,299
First National Bank of Chicago
8.080%, 01/05/2018	1,248	1,377
HSBC Holdings
6.800%, 06/01/2038	6,370	6,402
JPMorgan Chase
5.150%, 10/01/2015	8,115	7,999
Series 1
7.900%, 04/29/2049 Δ	9,800	8,576
JPMorgan Chase Capital XX
Series T
6.550%, 09/29/2036	2,510	1,995
JPMorgan Chase Capital XXII
Series V
6.450%, 02/02/2037	2,110	1,687
Lloyds TSB Group
6.267%, 12/31/2049 Δ ■	5,000	1,700
National City Preferred Capital Trust I
12.000%, 12/29/2049 Δ	3,355	3,509
Rabobank Nederland
11.000%, 06/30/2019 Δ ▼ ■	1,000	1,112
Sovereign Bank
8.750%, 05/30/2018	3,675	3,614
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	2,525	1,490
Wachovia
5.750%, 06/15/2017	2,820	2,782
5.750%, 02/01/2018	1,410	1,385
Wells Fargo
Series K
7.980%, 03/29/2049 Δ	6,630	5,503
Wells Fargo Bank
5.950%, 08/26/2036	3,415	3,056
Wells Fargo Capital X
5.950%, 12/15/2036	2,760	2,043
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 Δ	9,600	7,968
Wells Fargo Capital XV
9.750%, 12/29/2049 Δ ▼	3,305	3,198

		120,948

Basic Industry – 2.6%
Arcelormittal
6.125%, 06/01/2018	6,200	5,425
BHP Billiton Finance
6.500%, 04/01/2019	2,995	3,326
Celulosa Arauco y Constitucion
5.625%, 04/20/2015	3,000	2,910
Georgia-Pacific
7.125%, 01/15/2017 ■	1,500	1,395
International Paper
8.700%, 06/15/2038	2,300	2,052
Rio Tinto Finance U.S.A.
6.500%, 07/15/2018	3,385	3,387
Southern Copper
7.500%, 07/27/2035	2,640	2,387
Teck Cominco Limited
6.125%, 10/01/2035	2,785	2,043
U.S. Steel
7.000%, 02/01/2018	3,650	3,171
Vale Overseas
6.250%, 01/11/2016	2,380	2,433
Vedanta Resources
9.500%, 07/18/2018 ■	2,055	1,706
Yara International
7.875%, 06/11/2019 ■	5,000	5,210

		35,445

Brokerage – 4.9%
Bear Stearns
7.250%, 02/01/2018	3,750	3,953
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ	2,415	1,472
Goldman Sachs Group
6.150%, 04/01/2018	13,020	12,676
7.500%, 02/15/2019	6,000	6,424
6.750%, 10/01/2037	3,685	3,276
Merrill Lynch
6.050%, 05/16/2016	9,935	8,896
Series MTN
6.150%, 04/25/2013	7,020	7,030
Morgan Stanley
5.375%, 10/15/2015	8,270	8,103
Series MTN
6.625%, 04/01/2018	15,160	15,113

		66,943

Capital Goods – 1.1%
Boeing
6.875%, 03/15/2039 ▼	3,560	3,983
Caterpillar
8.250%, 12/15/2038	2,630	3,259
Caterpillar Financial
Series MTN
7.150%, 02/15/2019	4,730	5,063
Siemens Financiering
6.125%, 08/17/2026 ■	3,070	3,123

		15,428

Communications – 6.0%
AT&T
6.550%, 02/15/2039 ▼	5,530	5,520
British Sky Broadcasting
6.100%, 02/15/2018 ■	3,450	3,445
9.500%, 11/15/2018 ■	3,090	3,693
British Telecom
5.950%, 01/15/2018	5,345	4,817
Comcast
6.300%, 11/15/2017	9,142	9,675
Deutsche Telekom
6.750%, 08/20/2018	5,055	5,365
DirecTV Holdings
7.625%, 05/15/2016	1,295	1,259
Embarq
7.082%, 06/01/2016	2,575	2,515

First American Funds 2009 Annual Report   25

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

News America
6.900%, 03/01/2019 ▼ ■	$6,500	$6,773
6.650%, 11/15/2037	3,590	3,229
Rogers Communications
6.800%, 08/15/2018	8,220	8,812
Telecom Italia Capital
7.175%, 06/18/2019	4,740	4,805
Telefonica Emisiones
5.877%, 07/15/2019 «	5,000	5,155
Time Warner Cable
8.750%, 02/14/2019 ▼	6,000	6,990
7.300%, 07/01/2038	1,725	1,797
6.750%, 06/15/2039 ▼	2,410	2,346
Verizon Communications
6.900%, 04/15/2038 ▼	5,870	6,124

		82,320

Consumer Cyclical – 1.6%
Home Depot
5.875%, 12/16/2036	3,570	3,150
International Game Technology
7.500%, 06/15/2019	3,000	3,027
R.R. Donnelley & Sons
11.250%, 02/01/2019 ▼	3,000	3,176
Target
7.000%, 01/15/2038	4,285	4,567
Viacom
6.875%, 04/30/2036	4,105	3,782
Whirlpool
Series MTN
5.500%, 03/01/2013	4,905	4,658

		22,360

Consumer Non Cyclical – 3.4%
Altria Group
9.950%, 11/10/2038	6,055	6,989
Anheuser-Busch InBev
8.200%, 01/15/2039 ▼ ■	7,730	8,609
Bunge Limited Finance
8.500%, 06/15/2019	5,000	5,228
ConAgra Foods
7.000%, 04/15/2019	2,090	2,291
Constellation Brands
7.250%, 05/15/2017	1,000	925
HCA
9.250%, 11/15/2016 ▼	1,100	1,083
Kraft Foods
6.500%, 08/11/2017	3,455	3,639
Lorillard Tobacco
8.125%, 06/23/2019	3,350	3,467
Roche Holdings
6.000%, 03/01/2019 ■	1,870	1,994
7.000%, 03/01/2039 ■	3,230	3,745
Smithfield Foods
7.000%, 08/01/2011	1,600	1,520
UnitedHealth Group
6.625%, 11/15/2037	4,084	3,662
6.875%, 02/15/2038	3,185	2,948

		46,100

Electric – 2.2%
MidAmerican Energy Holdings
6.125%, 04/01/2036	5,185	5,125
Ohio Power
Series K
6.000%, 06/01/2016	4,100	4,176
Oncor Electric Delivery
7.000%, 05/01/2032	5,115	5,440
Pacific Gas & Electric
6.050%, 03/01/2034	4,650	4,824
Taqa Abu Dhabi National Energy
6.165%, 10/25/2017 ■	4,315	4,085
Transalta
6.650%, 05/15/2018	3,470	3,355
Virginia Electric Power
5.950%, 09/15/2017	2,880	3,091

		30,096

Energy – 5.0%
Anadarko Petroleum
8.700%, 03/15/2019	6,500	7,281
Canadian National Resources
5.900%, 02/01/2018	3,355	3,427
Canadian Oil Sands
7.750%, 05/15/2019 ■	4,690	4,796
ConocoPhillips
6.500%, 02/01/2039	7,215	7,680
Encana
6.500%, 02/01/2038	2,670	2,735
Marathon Oil
5.900%, 03/15/2018	1,945	1,950
7.500%, 02/15/2019	3,500	3,820
Nexen
6.400%, 05/15/2037	3,475	3,192
Petro-Canada
6.800%, 05/15/2038	6,235	6,147
Pride International
8.500%, 06/15/2019	1,000	987
Smith International
9.750%, 03/15/2019	6,375	7,364
Suncor Energy
6.100%, 06/01/2018	4,000	4,021
Talisman Energy
7.750%, 06/01/2019	6,500	7,201
Tengizchevroil Finance
6.124%, 11/15/2014 ■	3,658	3,293
Weatherford International
7.000%, 03/15/2038	1,755	1,690
XTO Energy
6.375%, 06/15/2038	2,450	2,504

		68,088

Finance – 3.4%
American Express
8.125%, 05/20/2019 ▼	4,210	4,369
American Express Credit
Series C
7.300%, 08/20/2013	4,730	4,918
Capital One Bank
8.800%, 07/15/2019	5,780	5,905
Capital One Financial
7.375%, 05/23/2014	2,505	2,583
CIT Group
5.650%, 02/13/2017	2,650	1,495
Countrywide Financial
6.250%, 05/15/2016	4,390	3,895
Credit Agricole
6.637%, 05/29/2049 Δ ■	3,270	1,921
General Electric Capital
Series MTN
6.875%, 01/10/2039	4,915	4,424

The accompanying notes are an integral part of the financial statements.

26   First American Funds 2009 Annual Report

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

International Lease Finance
6.375%, 03/25/2013	$3,855	$2,933
Rockies Express Pipeline
7.500%, 07/15/2038 ■	2,635	2,846
SLM
Series MTN
5.400%, 10/25/2011	4,705	4,232
Transcapitalinvest
5.670%, 03/05/2014 ■	8,475	7,288

		46,809

Insurance – 2.6%
Allied World Assurance
7.500%, 08/01/2016	6,480	5,487
American International Group
8.175%, 05/15/2058 Δ ■	7,005	1,998
Chubb
5.750%, 05/15/2018	1,930	2,002
Genworth Financial
Series MTN
6.515%, 05/22/2018	3,940	2,634
Hartford Financial Services Group
Series MTN
6.000%, 01/15/2019	5,860	4,490
MetLife
6.750%, 06/01/2016	3,400	3,461
7.717%, 02/15/2019	2,095	2,241
MetLife Capital Trust IV
7.875%, 12/15/2037 ■	3,735	3,025
Prudential Financial
5.900%, 03/17/2036	2,500	1,998
Series MTN
6.625%, 12/01/2037	3,000	2,599
Travelers
5.900%, 06/02/2019	4,000	4,121
ZFS Finance USA Trust V
6.500%, 05/09/2037 Δ ■	2,860	2,060

		36,116

Natural Gas – 0.4%
Kinder Morgan Energy Partners
Series MTN
6.950%, 01/15/2038	3,060	2,964
NGPL Pipeco
7.119%, 12/15/2017 ■	2,640	2,767

		5,731

Other Utility – 0.2%
American Water Capital
6.085%, 10/15/2017	3,105	2,981

Real Estate – 0.9%
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016	8,270	7,173
Prologis 2006 – REIT
5.750%, 04/01/2016	6,835	5,387

		12,560

Technology – 0.8%
Chartered Semiconductor
6.375%, 08/03/2015 ▼	1,715	1,474
Computer Sciences
6.500%, 03/15/2018	3,835	3,919
National Semiconductor
6.600%, 06/15/2017	5,345	4,675
NXP BV/NXP Funding
10.000%, 07/15/2013 ■	77	56

		10,124

Transportation – 0.9%
American Airlines
10.375%, 07/02/2019 «	2,500	2,500
Delta Airlines
Series 2001-1, Class B
7.711%, 09/18/2011 ▼	2,305	1,936
Erac USA Finance
6.375%, 10/15/2017 ■	2,945	2,659
Norfolk Southern
5.900%, 06/15/2019	5,000	5,182

		12,277

Total Corporate Bonds
(Cost $631,003)		614,326

U.S. Government Agency Mortgage-Backed Securities – 26.0%
Adjustable Rate Δ – 2.9%
Federal Home Loan Mortgage Corporation Pool
4.104%, 05/01/2025, #846757	214	215
4.221%, 04/01/2029, #847190	1,132	1,141
5.060%, 03/01/2030, #847180	1,436	1,463
3.942%, 07/01/2030, #847240	1,900	1,929
4.201%, 06/01/2031, #846984	738	736
5.769%, 07/01/2036, #1K1238 ▼	9,475	9,919
Federal National Mortgage Association Pool
4.212%, 08/01/2030, #555843	4,385	4,430
3.738%, 03/01/2031, #545359	305	307
4.137%, 09/01/2033, #725553	1,629	1,657
5.257%, 11/01/2034, #735054 ▼	8,034	8,456
5.847%, 09/01/2037, #946441 ▼	8,892	9,335
Government National Mortgage Association Pool
4.625%, 08/20/2023, #008259	1	1

		39,589

Fixed Rate – 23.1%
Federal Home Loan Mortgage Corporation Pool
4.500%, 03/01/2018, #P10023	1,996	2,061
4.500%, 05/01/2018, #P10032	3,817	3,945
6.500%, 01/01/2028, #G00876	790	849
6.500%, 11/01/2028, #C00676	1,625	1,747
6.500%, 12/01/2028, #C00689	1,166	1,254
6.500%, 04/01/2029, #C00742	662	711
6.500%, 07/01/2031, #A17212 ▼	2,983	3,201
6.000%, 11/01/2033, #A15521	2,330	2,448
7.000%, 08/01/2037, #H09059	6,754	7,236
5.955%, 09/01/2037, #1G2163 ▼	8,309	8,753
7.000%, 09/01/2037, #H01292	3,496	3,745
Federal National Mortgage Association Pool
3.790%, 07/01/2013, #386314	16,463	16,757
5.500%, 02/01/2014, #440780	1,189	1,255
7.000%, 02/01/2015, #535206	293	309
7.000%, 08/01/2016, #591038	433	460
5.500%, 12/01/2017, #673010	2,861	3,023
6.000%, 10/01/2022, #254513 ▼	2,865	3,029
5.500%, 01/01/2025, #255575 ▼	7,015	7,296
7.000%, 04/01/2026, #340798	267	294
7.000%, 05/01/2026, #250551	318	350
6.000%, 08/01/2027, #256852	7,390	7,764
6.500%, 02/01/2029, #252255	1,410	1,521
6.500%, 12/01/2031, #254169	3,222	3,437

First American Funds 2009 Annual Report   27

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

6.000%, 04/01/2032, #745101 ▼	$6,784	$7,060
7.000%, 07/01/2032, #254379	1,962	2,143
7.000%, 07/01/2032, #545813	842	923
7.000%, 07/01/2032, #545815	538	589
6.000%, 09/01/2032, #254447	3,258	3,435
6.000%, 03/01/2033, #688330 ▼	5,337	5,627
5.500%, 04/01/2033, #694605 ▼	6,717	6,970
6.500%, 05/01/2033, #555798 ▼	4,345	4,670
5.500%, 07/01/2033, #709446 ▼	8,384	8,699
5.500%, 10/01/2033, #555800 ▼	4,992	5,180
6.000%, 11/01/2033, #772130	634	668
6.000%, 11/01/2033, #772256	893	941
5.000%, 03/01/2034, #725248	2,985	3,053
5.000%, 03/01/2034, #725250 ▼	5,509	5,636
5.000%, 06/01/2034, #782909	2	1
6.500%, 06/01/2034, #735273 ▼	6,865	7,376
4.500%, 07/01/2034 «	28,735	28,672
6.000%, 10/01/2034, #781776	1,547	1,626
6.500%, 04/01/2036, #831377 ▼	4,644	4,954
6.000%, 08/01/2036, #885536	3,119	3,267
6.500%, 08/01/2036, #893318 ▼	5,947	6,373
6.000%, 09/01/2036, #900555 ▼	5,515	5,783
6.500%, 09/01/2036, #831799 ▼	6,998	7,465
5.500%, 04/01/2037, #918883 «	6,794	7,024
6.500%, 08/01/2037, #256845	2,348	2,504
6.000%, 09/01/2037, #256890 ▼	5,414	5,650
5.000%, 03/01/2038, #973241	20,655	21,063
5.000%, 05/01/2038, #983077	3,825	3,901
6.000%, 06/01/2038, #889706	798	835
5.500%, 07/15/2038 «	30,285	31,260
5.500%, 08/01/2038, #988027 ▼	13,365	13,815
5.000%, 06/01/2039 «	27,785	28,289
Government National Mortgage Association Pool
7.500%, 11/15/2030, #537699	316	346

		317,243

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $347,545)		356,832

Asset-Backed Securities – 20.5%
Automotive – 2.3%
BMW Vehicle Owner Trust
Series 2006-A, Class A4
5.070%, 08/25/2011	2,775	2,824
Capital One Prime Auto Receivables Trust
Series 2006-1, Class A4
5.010%, 11/15/2011	946	958
Ford Credit Auto Owner Trust
Series 2009-A, Class A3A
3.960%, 05/15/2013	6,500	6,647
Harley-Davidson Motorcycle Trust
Series 2005-4, Class A2
4.850%, 06/15/2012	4,302	4,386
Hertz Vehicle Financing
Series 2005-2A, Class A6
5.080%, 11/25/2011 ■	9,450	9,219
Honda Auto Receivables Owner Trust
Series 2006-3, Class A4
5.110%, 04/15/2012	1,431	1,469
Nissan Auto Receivables Owner Trust
Series 2006-B, Class A4
5.220%, 11/15/2011	997	1,015
Series 2007-B, Class A3
5.030%, 05/16/2011	1,122	1,141
USAA Auto Owner Trust
Series 2008-1, Class A3
4.160%, 04/16/2012	3,000	3,058

		30,717

Credit Cards – 3.4%
American Express Issuance Trust
Series 2005-1, Class C
0.674%, 08/15/2011 Δ	4,125	3,934
Bank of America Credit Card Trust
Series 2008-A1, Class A1
0.900%, 04/15/2013 Δ	3,000	2,976
Capital One Multi-Asset Execution Trust
Series 2005-A3, Class A3
4.050%, 03/15/2013	4,500	4,588
Series 2006-A14, Class A
0.329%, 08/15/2013 Δ	3,900	3,844
Chase Issuance Trust
Series 2008-A9, Class A9
4.260%, 05/15/2013	5,000	5,144
Discover Card Master Trust I
Series 2003-4, Class B2
0.749%, 05/15/2013 Δ	697	649
Series 2005-4, Class B1
0.569%, 06/18/2013 Δ	1,430	1,322
Discover Card Master Trust
Series 2007-A1, Class A1
5.650%, 03/16/2020	5,275	5,285
Series 2007-C1, Class C1
0.639%, 01/15/2013 Δ	4,150	3,789
Series 2008-A3, Class A3
5.100%, 10/15/2013	10,000	10,375
MBNA Master Credit Card Trust
Series 2000-E, Class A
7.800%, 10/15/2012	1,000	1,052
Washington Mutual Master Note Trust
Series 2007-C1, Class C1
0.744%, 05/15/2014 Δ ■ ¥	4,075	3,831

		46,789

Home Equity – 0.0%
Amresco Residential Security Mortgage
Series 1997-3, Class A9
6.960%, 03/25/2027 ¥	54	45
Countrywide Asset-Backed Certificates
Series 2003-SC1, Class M2
2.559%, 09/25/2023 Δ	766	314

		359

Manufactured Housing – 0.2%
Green Tree Financial
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	3,257	3,181

Other – 14.2%
Banc of America Commercial Mortgage
Series 2004-5, Class A3
4.561%, 11/10/2041	14,830	13,227
Series 2005-5, Class AM
5.176%, 10/10/2045 Δ	7,055	4,407
Series 2006-2, Class A4
5.929%, 05/10/2045	4,085	3,407
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040 Δ	10,000	8,896
Series 2007-PW18, Class AJ
6.413%, 06/11/2050	4,115	1,347

The accompanying notes are an integral part of the financial statements.

28   First American Funds 2009 Annual Report

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Series 2007-T28, Class D
6.176%, 09/11/2042 Δ ■ ¥	$3,165	$640
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class AJ
6.299%, 12/10/2049 Δ	4,950	1,422
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A2B
5.205%, 12/11/2049	4,700	4,299
Commercial Mortgage Pass-Through Certificates
Series 2004-RS1, Class A
4.018%, 03/03/2041 ■ ¥	4,354	3,023
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	9,225	7,834
Crown Castle Towers
Series 2005-1A, Class B
4.878%, 06/15/2035 ■	10,765	10,442
GE Capital Commercial Mortgage Corporation
Series 2005-C3, Class A2
4.853%, 07/10/2045	11,590	11,362
Global Signal Trust
Series 2004-2A, Class A
4.232%, 12/15/2014 ■	11,480	11,365
Greenwich Capital Commercial Funding
Series 2003-C1, Class A2
3.285%, 07/05/2035	6,675	6,598
Series 2007-GG11, Class AJ
6.207%, 12/10/2049 Δ	8,685	3,526
GS Mortgage Securities II
Series 2006-RR2, Class A1
5.818%, 06/23/2046 ■ ¥	4,305	990
Series 2007-GG10, Class A4
5.993%, 08/10/2045	29,475	22,273
JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP5, Class B
5.499%, 12/15/2044 Δ ¥	2,750	1,303
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4
4.367%, 03/15/2036	6,000	5,080
Series 2005-C7, Class A2
5.103%, 11/15/2030	12,940	12,610
Series 2007-C7, Class AM
6.166%, 09/15/2045 Δ	4,775	2,304
Series 2008-C1, Class AJ
6.317%, 04/15/2041 Δ	2,350	891
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class C
5.127%, 07/12/2038 Δ ¥	3,102	1,366
Series 2005-LC1, Class AM
5.441%, 01/12/2044 Δ	5,938	3,861
Series 2008-C1, Class A4
5.690%, 02/12/2051	13,520	8,936
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-8, Class AM
6.156%, 08/12/2049 Δ	7,670	3,518
Morgan Stanley Capital I
Series 2005-HQ6, Class B
5.152%, 08/13/2042 Δ ¥	1,340	648
Series 2005-HQ6, Class C
5.172%, 08/13/2042 Δ ¥	1,270	588
Morgan Stanley Dean Witter Capital I
Series 2002-TOP7, Class A2
5.980%, 01/15/2039	12,505	12,744
Small Business Administration
Series 2006-P10B, Class 1
5.681%, 08/10/2016	10,528	11,117
Wachovia Bank Commercial Mortgage Trust
Series 2005-C19, Class A5
4.661%, 05/15/2044	13,390	11,878
Series 2007-C33, Class AJ
6.100%, 02/15/2051 Δ	4,945	1,313
Series 2007-C34, Class AJ
6.147%, 05/15/2046 Δ	5,184	1,536

		194,751

Utilities – 0.4%
PG&E Energy Recovery Funding
Series 2005-2, Class A2
5.030%, 03/25/2014	4,565	4,745

Total Asset-Backed Securities
(Cost $328,043)		280,542

Collateralized Mortgage Obligation-Private Mortgage-Backed Securities – 9.4%
Adjustable Rate Δ – 3.6%
Citigroup Mortgage Loan Trust
Series 2005-7, Class 2A1A
4.862%, 09/25/2035	6,720	4,972
Countrywide Alternative Loan Trust
Series 2006-OA17, Class 1A1A
0.511%, 12/20/2046	6,124	2,451
Countrywide Home Loans
Series 2004-2, Class 2A1
5.296%, 02/25/2034	2,469	2,254
Series 2006-HYB5, Class 3A1A
6.041%, 09/20/2036	11,289	5,124
Harborview Mortgage Loan Trust
Series 2006-1, Class 2A1A
0.568%, 03/19/2036	10,040	4,229
Series 2007-4, Class 2A1
0.548%, 07/19/2047	10,865	4,272
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
5.444%, 03/25/2035 Δ	1,740	823
JPMorgan Alternative Loan Trust
Series 2007-S1, Class A1
0.594%, 04/25/2047	4,227	1,984
JPMorgan Mortgage Trust
Series 2005-A1, Class 3A2
5.020%, 02/25/2035	4,939	2,690
Series 2006-A7, Class 3A4
5.941%, 01/25/2037	1,332	290
Residential Funding Mortgage Securities I
Series 2006-SA2, Class 4A1
5.863%, 08/25/2036	9,982	6,630
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-11, Class A
4.565%, 08/25/2034	413	276
Wachovia Mortgage Loan Trust
Series 2005-B, Class 1A1
5.008%, 10/20/2035	5,508	4,444
Washington Mutual
Series 2007-HY2, Class 3A2
5.857%, 09/25/2036	1,909	348

First American Funds 2009 Annual Report   29

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Wells Fargo Mortgage Backed Securities Trust
Series 2003-D, Class A1
4.396%, 02/25/2033	$1,213	$1,093
Series 2006-AR1, Class 2A2
5.545%, 03/25/2036	8,275	6,616

		48,496

Fixed Rate – 5.8%
Banc of America Funding
Series 2007-4, Class 1A2
5.500%, 06/25/2037	2,899	1,543
Banc of America Mortgage Securities
Series 2003-6, Class 1A30
4.750%, 08/25/2033	5,550	5,460
BCAP LLC Trust
Series 2006-RR1, Class PB
5.000%, 11/25/2036	2,090	1,814
Countrywide Alternative Loan Trust
Series 2004-12CB, Class 1A1
5.000%, 07/25/2019	4,634	4,378
Series 2004-24CB, Class 1A1
6.000%, 11/25/2034	3,798	3,171
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	1,957	1,829
Series 2004-J1, Class 1A1
6.000%, 02/25/2034	697	652
Series 2006-19CB, Class A15
6.000%, 08/25/2036	3,433	2,559
Countrywide Home Loans
Series 2007-17, Class 1A1
6.000%, 10/25/2037	12,211	8,973
Credit Suisse First Boston Mortgage Securities
Series 2003-8, Class DB1
6.241%, 04/25/2033	4,495	3,045
GMAC Mortgage Corporation Loan Trust
Series 2006-J1, Class A1
5.750%, 04/25/2036	3,968	3,018
Series Series 2004-J5, Class A7
6.500%, 01/25/2035	311	300
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.905%, 03/25/2043 ¥	791	598
Lehman Brothers Mortgage Trust
Series 2008-6, Class 1A1
6.550%, 07/25/2047	7,825	6,182
Master Alternative Loans Trust
Series 2004-1, Class 3A1
7.000%, 01/25/2034	1,020	893
Series 2005-2, Class 1A3
6.500%, 03/25/2035	2,411	2,020
Residential Asset Mortgage Products
Series 2003-SL1, Class M1
7.326%, 04/25/2031 ¥	7,363	6,408
Series 2004-SL4, Class A3
6.500%, 07/25/2032	2,013	1,842
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-2, Class 3A1
5.500%, 04/25/2022	5,952	5,336
Wells Fargo Mortgage Backed Securities Trust
Series 2005-14, Class 2A1
5.500%, 12/25/2035	1,617	1,345
Series 2005-AR13, Class A1
5.310%, 05/25/2035	1,591	1,125
Series 2007-10, Class 1A1
6.000%, 07/25/2037	8,184	6,280
Series 2007-13, Class A8
6.000%, 09/25/2037	9,477	8,007
Series 2007-2, Class 1A8
5.750%, 03/25/2037	3,493	2,901
Westam Mortgage Financial
Series 11, Class A
6.360%, 08/26/2020 ¥	45	45

		79,724

Total Collateralized Mortgage Obligation-Private Mortgage-Backed Securities
(Cost $175,773)		128,220

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 3.0%
Fixed Rate – 2.9%
Federal Home Loan Mortgage Corporation
Series 1022, Class J
6.000%, 12/15/2020	29	29
Series 162, Class F
7.000%, 05/15/2021	82	88
Series 1790, Class A
7.000%, 04/15/2022	54	57
Series 188, Class H
7.000%, 09/15/2021	164	177
Series 2763, Class TA
4.000%, 03/15/2011	4,952	5,034
Series 2901, Class UB
5.000%, 03/15/2033	5,000	5,124
Series 6, Class C
9.050%, 06/15/2019	17	18
Federal National Mortgage Association
Series 1988-24, Class G
7.000%, 10/25/2018	41	45
Series 1989-24, Class H
9.000%, 07/25/2019	35	39
Series 1989-90, Class E
8.700%, 12/25/2019	5	5
Series 1990-102, Class J
6.500%, 08/25/2020	29	31
Series 1990-105, Class J
6.500%, 09/25/2020	278	302
Series 1990-30, Class E
6.500%, 03/25/2020	24	26
Series 1990-61, Class H
7.000%, 06/25/2020	29	31
Series 1990-72, Class B
9.000%, 07/25/2020	22	25
Series 1991-56, Class M
6.750%, 06/25/2021	89	94
Series 1992-120, Class C
6.500%, 07/25/2022	33	35
Series 2003-3, Class BC
5.000%, 02/25/2018	14,030	14,891
Series 2005-44, Class PC
5.000%, 11/25/2027	5,900	6,121
Series 2005-62, Class JE
5.000%, 06/25/2035	7,921	8,231

		40,403

The accompanying notes are an integral part of the financial statements.

30   First American Funds 2009 Annual Report

Core Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE

Z-Bonds ☒ – 0.1%
Federal Home Loan Mortgage Corporation
Series 1118, Class Z
8.250%, 07/15/2021	$47	$51
Federal National Mortgage Association
Series 1991-134, Class Z
7.000%, 10/25/2021	199	215
Series 1996-35, Class Z
7.000%, 07/25/2026	890	964

		1,230

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $39,136)		41,633

U.S. Government & Agency Securities – 0.6%
U.S. Treasuries – 0.6%
U.S. Treasury Notes
2.250%, 05/31/2014	3,315	3,271
0.875%, 02/28/2011	4,245	4,242

Total U.S. Government & Agency Securities
(Cost $7,489)		7,513

Preferred Stocks – 0.1%
Banking – 0.1%
Bank of America
Series MER	79,000	1,602

Sovereign – 0.0%
Fannie Mae
Series S	218,000	292

Total Preferred Stocks
(Cost $7,149)		1,894

Short-Term Investments – 2.0%
Money Market Fund – 1.8%
First American Prime Obligations Fund Class Z Å	24,403,563	24,404

U.S. Treasury Obligations – 0.2%
U.S. Treasury Bills ☐
0.175%, 09/24/2009	$330	330
0.185%, 10/08/2009	1,290	1,289
0.362%, 02/11/2010	1,800	1,796

		3,415

Total Short-Term Investments
(Cost $27,818)		27,819

Investment Purchased with Proceeds from Securities Lending – 14.7%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $202,331)	202,331,310	202,331

Total Investments ▲ – 121.1%
(Cost $1,766,287)		1,661,110

Other Assets and Liabilities, Net – (21.1)%		(289,369)

Total Net Assets – 100.0%		$1,371,741

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2009.

▼	This security or a portion of this security is out on loan at June 30, 2009. Total loaned securities had a value of $197,715 at June 30, 2009. See note 2 in Notes to Financial Statements.
Core Bond Fund (continued)

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2009, the value of these investments was $129,824 or 9.5% of total net assets. See note 2 in Notes to Financial Statements.

«	Security purchased on a when-issued basis. On June 30, 2009, the total cost of investments purchased on a when-issued basis was $100,893 or 7.4% of total net assets. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2009, the value of these investments was $19,485 or 1.4% of total net assets. See note 2 in Notes to Financial Statements.

☒	Z-Bonds – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of June 30, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $1,771,396. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$40,917
Gross unrealized depreciation	(151,203)

Net unrealized depreciation	$(110,286)

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

Canadian Dollar Currency Futures	September 2009	37	$3,186	$(178)
U.S. Treasury 2 Year Note Futures	September 2009	332	71,785	(98)
U.S. Treasury 5 Year Note Futures	September 2009	1,028	117,931	(714)
U.S. Treasury 10 Year Note Futures	September 2009	(1,167)	(135,682)	346
U.S. Treasury Long Bond Futures	September 2009	(437)	(51,723)	(506)

				$(1,150)

First American Funds 2009 Annual Report   31

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Core Bond Fund (concluded)

Credit Default Swap Agreements

Credit Default Swap on Corporate Issues

Sell Protection1

				Implied
				Credit
				Spread at
	Reference	Receive	Expiration	June 30,	Notional	Unrealized
Counterparty	Index	Fixed Rate	Date	2009[2]	Amount[3]	Appreciation

JPMorgan	General Electric Capital Corporation	5.000%	06/20/2014	4.100%	$10,000	$1,215

Credit Default Swaps on Credit Indices

Sell Protection1

		Receive			Unrealized
	Reference	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Date	Amount[3]	(Depreciation)

Deutsche Bank	Markit CDX HVOL11 Index	3.850%	12/20/2013	$10,200	$124
Deutsche Bank	Markit CDX HVOL12 Index	5.000%	06/20/2014	19,000	(319)
JPMorgan	Markit iTraxx Asia ex-Japan Index	6.500%	06/20/2013	1,800	(114)
JPMorgan	Markit iTraxx Asia ex-Japan Index	5.000%	12/20/2013	3,600	599
UBS	Markit iTraxx Asia ex-Japan Index	6.500%	06/20/2013	2,900	(217)
UBS	Markit iTraxx Asia ex-Japan Index	5.000%	12/20/2013	1,000	154

					$227

[1]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

[2]	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment /performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the reference entity.

[3]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swap Agreement

Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

UBS	3-Month LIBOR	Receive	4.045%	11/14/2018	$8,000	$(217)

High Income Bond Fund
DESCRIPTION	PAR	FAIR VALUE

High Yield Corporate Bonds – 77.3%
Banking – 0.5%
ABN AMRO
6.523%, 12/29/2049 Δ ■	$1,000	$605
Citigroup Capital XXI
8.300%, 12/21/2057 Δ	500	390

		995

Basic Industry – 9.6%
AbitibiBowater
9.000%, 08/01/2009 ª	500	75
AK Steel
7.750%, 06/15/2012	550	534
Aleris International
10.000%, 12/15/2016 ª	1,000	21
Berry Plastics
5.881%, 02/15/2015 Δ	500	441
Cellu Tissue Holdings
11.500%, 06/01/2014 ■	1,000	983
Coalcorp Mining
Series A
12.000%, 08/31/2011 Æ	375	174
Domtar
5.375%, 12/01/2013	750	622
Exopack Holdings
11.250%, 02/01/2014 ¥	1,000	820
Georgia Gulf
7.125%, 12/15/2013	275	76
Georgia-Pacific
7.125%, 01/15/2017 ■	1,250	1,163
Griffin Coal Mining
9.500%, 12/01/2016 ■ Æ	1,000	515
Hexion US Finance
9.750%, 11/15/2014	1,000	450
Industrias Metal
11.250%, 10/22/2014 ■ Æ	1,000	610
Intertape Polymer Group
8.500%, 08/01/2014 ¥	1,850	816
Massey Energy
6.875%, 12/15/2013	1,250	1,144
Mercer International
9.250%, 02/15/2013	750	315
Millar Western Forest
7.750%, 11/15/2013 Æ	700	322
Newark Group
9.750%, 03/15/2014 ª ¥	800	17
Noble Group Limited
6.625%, 03/17/2015 ■ Æ	750	638
Nortek
10.000%, 12/01/2013	1,000	802
Nova Chemicals
4.538%, 11/15/2013 Δ Æ	1,250	1,034
Owens Corning
6.500%, 12/01/2016	1,400	1,227
Solo Cup
10.500%, 11/01/2013 ■	1,000	1,003
Teck Resources
9.750%, 05/15/2014 ■ Æ	2,000	2,070
Temple-Inland
6.625%, 01/15/2016	2,000	1,816
United States Steel
5.650%, 06/01/2013	1,000	900

The accompanying notes are an integral part of the financial statements.

32   First American Funds 2009 Annual Report

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

USG
7.750%, 01/15/2018	$1,000	$850
Vedanta Resources
8.750%, 01/15/2014 ■ Æ	1,410	1,283

		20,721

Capital Goods – 3.8%
BE Aerospace
8.500%, 07/01/2018 ▼	1,500	1,414
Graham Packaging
9.875%, 10/15/2014	900	837
Hawker Beechcraft Acquisition
9.750%, 04/01/2017	700	294
Owens-Brockway
7.375%, 05/15/2016 ■	1,250	1,212
Terex
7.375%, 01/15/2014	1,050	961
Textron Financial
4.600%, 05/03/2010	1,000	955
5.125%, 11/01/2010	1,000	933
United Rentals North America
10.875%, 06/15/2016 ■	1,000	960
Vought Aircraft Industries
8.000%, 07/15/2011	1,000	625

		8,191

Communications – 11.1%
Central European Media Entertainment
3.500%, 03/15/2013 ■ Æ	1,250	802
Charter Communications Holdings II
Class A
10.250%, 10/01/2013 ■ ª	1,655	1,638
Citizens Communications
9.000%, 8/15/2031	1,300	1,073
Clear Channel Communications
6.875%, 06/15/2018	1,000	218
Cricket Communications I
7.750%, 05/15/2016 ■	1,000	962
Crown Castle International
9.000%, 01/15/2015 ▼	1,250	1,272
CSC Holdings
8.500%, 04/15/2014 ■	1,000	991
8.625%, 02/15/2019 ■	1,000	973
Series B
7.625%, 04/01/2011	1,165	1,153
Dex Media West
Series B
8.500%, 08/15/2010 ª	500	360
Fairpoint Communications
13.125%, 04/01/2018	1,000	195
Frontier Communications
8.250%, 05/01/2014	1,750	1,654
Inmarsat Finance II
10.375%, 11/15/2012 Æ	1,425	1,475
Intelsat Bermuda
11.250%, 06/15/2016 Æ	1,850	1,887
Intelsat Intermediate Holdings
0.000% through 02/01/10, thereafter 9.500%, 02/01/2015 ■ Æ ▼	900	805
Level 3 Financing
12.250%, 03/15/2013	500	475
Metropcs Wireless
9.250%, 11/01/2014	350	348
Nextel Communications
Series E
6.875%, 10/31/2013 ▼	1,500	1,241
Nielsen Finance
11.500%, 05/01/2016 ■	600	584
0.000% through 08/01/11, thereafter 12.500%, 08/01/2016 Δ	550	353
Qwest Capital Funding
7.250%, 02/15/2011	2,200	2,134
Sprint Capital
8.750%, 03/15/2032	850	684
Vimpelcom
8.250%, 05/23/2016 ■ Æ	1,000	838
Windstream
8.125%, 08/01/2013	1,750	1,693
Young Broadcasting
10.000%, 03/01/2011 ª	500	1

		23,809

Consumer Cyclical – 18.9%
Allison Transmission
11.250%, 11/01/2015 ■	1,500	1,050
AMC Entertainment
8.750%, 06/01/2019 ■ ▼	1,000	940
Ameristar Casinos
9.250%, 06/01/2014 ■	1,000	1,020
Bon-Ton Department Stores
10.250%, 03/15/2014	750	326
Burlington Coat Factory
11.125%, 04/15/2014 ▼	1,000	795
Denny’s
10.000%, 10/01/2012 ▼	1,150	1,115
Exide Technologies
10.500%, 03/15/2013	1,000	815
Fontainebleau Las Vegas
11.000%, 06/15/2015 ■ ª	1,000	37
Ford Motor
7.450%, 07/16/2031	1,000	590
Ford Motor Credit
9.875%, 08/10/2011	4,000	3,700
General Motors
8.250%, 07/15/2023 ª	1,250	153
General Nutrition Center
6.404%, 03/15/2014 Δ	770	616
Goodyear Tire & Rubber
10.500%, 05/15/2016 ▼	1,000	1,010
Greektown Holdings
Series Pool #392484
10.750%, 12/01/2013 ■ ª	30	2
Hanesbrands
4.593%, 12/15/2014 Δ	1,250	1,006
Harrahs
11.250%, 06/01/2017 ■	1,000	945
10.000%, 12/15/2018 ■	1,650	949
Host Hotels & Resorts
Series Q
6.750%, 06/01/2016	1,000	867
Interpublic Group
6.250%, 11/15/2014	1,250	1,094
JCPenney
7.400%, 04/01/2037	600	474
Lear
Series B
8.500%, 12/01/2013 ª	850	221
Limited Brands
8.500%, 06/15/2019 ■	1,000	958
Macy’s Retail Holdings
7.450%, 07/15/2017	2,250	1,958

First American Funds 2009 Annual Report   33

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Marfrig Overseas
9.625%, 11/16/2016 ■ Æ	$1,000	$820
MGM Mirage
8.375%, 02/01/2011 ▼	900	720
13.000%, 11/15/2013 ■	1,000	1,095
10.375%, 05/15/2014 ■	500	519
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014	925	629
Neiman Marcus Group
10.375%, 10/15/2015	700	409
Oxford Industries
11.375%, 07/15/2015 ■	1,000	974
Parkson Retail Group
7.125%, 05/30/2012 Æ	1,000	965
Pep Boys-Manny, Moe & Jack
7.500%, 12/15/2014	900	743
Pinnacle Entertainment I
7.500%, 06/15/2015 ▼	1,500	1,283
Realogy
10.500%, 04/15/2014	500	216
Rite Aid
9.750%, 06/12/2016 ■	1,000	1,000
10.375%, 07/15/2016	2,250	2,025
Royal Caribbean Cruises
7.000%, 06/15/2013 Æ	750	655
RSC Equipment Rental
10.000%, 07/15/2017 ■	1,000	1,000
Sally Holdings
10.500%, 11/15/2016 ▼	1,300	1,287
Seminole Hard Rock Entertainment
3.129%, 03/15/2014 Δ ■	1,000	690
Snoqualmie Entertainment
9.125%, 02/01/2015 ■	1,000	520
Susser Holdings
10.625%, 12/15/2013	800	802
Tenneco
8.125%, 11/15/2015	650	514
Toys R Us
7.875%, 04/15/2013	1,500	1,253
Trimas
9.875%, 06/15/2012	1,000	860
Wyndham Worldwide
6.000%, 12/01/2016	1,400	1,095

		40,715

Consumer Non Cyclical – 8.4%
Albertson’s
8.700%, 05/01/2030	1,000	873
Alliance One International
10.000%, 07/15/2016 ■	1,000	948
Apria Healthcare Group I
11.250%, 11/01/2014 ■	1,500	1,447
Cardinal Health
9.500%, 04/15/2015	750	391
Community Health Systems
8.875%, 07/15/2015	1,000	980
Constellation Brands
7.250%, 05/15/2017	1,000	925
Cott Beverages USA
8.000%, 12/15/2011	1,000	930
Del Monte
8.625%, 12/15/2012	800	810
HCA
6.750%, 07/15/2013	2,000	1,760
Health Management Association
6.125%, 04/15/2016	1,300	1,115
Ingles Markets
8.875%, 05/15/2017 ■ ▼	1,250	1,231
JBS USA
11.625%, 05/01/2014 ■	850	803
Sealy Mattress
10.875%, 04/15/2016 ■	600	628
Select Medical
7.625%, 02/01/2015	700	569
Smithfield Foods
7.000%, 08/01/2011	1,600	1,520
4.000%, 06/30/2013	1,000	892
10.000%, 07/15/2014 ■	500	494
Stater Brothers Holdings
7.750%, 04/15/2015	1,000	960
Surgical Care Affiliates
8.875%, 07/15/2015 ■	1,000	770

		18,046

Electric – 5.2%
AES
9.750%, 04/15/2016 ■	1,000	1,013
AES Red Oak
Series B
9.200%, 11/30/2029	1,000	845
Calpine Construction
8.000%, 06/01/2016 ■	1,500	1,436
CMS Energy
6.300%, 02/01/2012	2,000	1,940
2.044%, 01/15/2013 Δ	1,000	830
Edison Mission Energy
7.750%, 06/15/2016	700	570
Majapahit Holdings
7.750%, 10/17/2016 ■ Æ	1,000	880
Mirant Americas Generation
8.500%, 10/01/2021	750	593
NRG Energy
7.375%, 02/01/2016	850	804
RRI Energy
7.625%, 06/15/2014 ▼	1,000	915
Texas Competitive Electric Holdings
Series A
10.250%, 11/01/2015	2,300	1,432

		11,258

Energy – 6.4%
Berry Petroleum
10.250%, 06/01/2014	750	757
Chesapeake Energy
9.500%, 02/15/2015	1,500	1,511
Citic Resources
6.750%, 05/15/2014 ■ Æ	1,000	925
Connacher Oil & Gas
11.750%, 07/15/2014 ■ Æ	500	482
10.250%, 12/15/2015 ■ Æ	500	303
Forest Oil
8.500%, 02/15/2014 ■	1,500	1,474
Gibson Energy
11.750%, 05/27/2014 ■ Æ	1,000	990
Indo Integrated Energy B
8.500%, 06/01/2012	500	471
Linn Energy
11.750%, 05/15/2017 ■	500	486
Lupatech Finance
9.875%, 07/10/2049 ■ Æ	750	604

The accompanying notes are an integral part of the financial statements.

34   First American Funds 2009 Annual Report

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Mariner Energy
11.750%, 06/30/2016	$1,000	$995
8.000%, 05/15/2017	1,000	830
Opti Canada
7.875%, 12/15/2014 Æ	500	324
Petrohawk Energy
9.125%, 07/15/2013	1,500	1,492
Sabine Pass LNG
7.500%, 11/30/2016	745	602
Stone Energy
6.750%, 12/15/2014	900	567
Tesoro
6.625%, 11/01/2015	1,000	897

		13,710

Finance – 2.6%
American General Finance
Series MTN
5.850%, 06/01/2013	345	198
CIT Group
4.125%, 11/03/2009	1,000	948
7.625%, 11/30/2012	1,000	685
Glen Meadow
6.505%, 02/12/2067 Δ ■	1,000	509
GMAC
6.625%, 05/15/2012 ■	1,000	835
6.750%, 12/01/2014 ■	800	628
ILFC E-Capital Trust I
5.900%, 12/21/2065 Δ ■	1,000	370
Nuveen Investments
5.500%, 09/15/2015	2,050	1,035
Residential Capital
8.500%, 05/15/2010 ▼	500	435

		5,643

Industrial Other – 0.8%
Crown Cork & Seal
7.375%, 12/15/2026	1,000	850
RBS Global & Rexnord
9.500%, 08/01/2014	1,000	855

		1,705

Insurance – 0.4%
American International Group
6.250%, 03/15/2037	2,000	495
8.175%, 05/15/2058 Δ ■	1,000	285

		780

Natural Gas – 3.0%
Copano Energy
7.750%, 06/01/2018	750	677
El Paso
12.000%, 12/12/2013	500	550
El Paso Energy
Series MTN
7.800%, 08/01/2031	650	530
Enterprise Products
8.375%, 08/01/2066 Δ	2,505	2,017
Plains Exploration & Production
7.750%, 06/15/2015	850	795
Southern Union
7.200%, 11/01/2066 Δ	1,600	1,088
Targa Resources
8.500%, 11/01/2013	1,000	747

		6,404

Real Estate – 0.9%
Agile Property Holdings – REIT
9.000%, 09/22/2013 ■ Æ	750	683
CB Richard Ellis
11.625%, 06/15/2017 ■	500	487
Lippo Karawaci Finance
8.875%, 03/09/2011 Æ	1,000	860

		2,030

Technology – 1.9%
First Data
9.875%, 09/24/2015	2,000	1,420
Freescale Semiconductor
9.125%, 12/15/2014	2,541	940
Magnachip Semiconductor
6.875%, 12/15/2011 ª Æ	750	—
NXP BV/NXP Funding
10.000%, 07/15/2013 ■ Æ	131	95
Seagate Technology
6.800%, 10/01/2016 Æ	500	429
Spansion
5.345%, 06/01/2013 ■ ª	2,000	1,300

		4,184

Transportation – 3.8%
American Airlines
Series 2001-1
7.379%, 11/23/2017	1,193	585
Series 2001-2
8.608%, 04/01/2011	820	656
BLT Finance BV
7.500%, 05/15/2014 ■ Æ	300	177
Continental Airlines
Series 1997-1, Class A
7.461%, 10/01/2016	582	512
Series 2007-1, Class C
7.339%, 04/19/2014	1,500	1,065
Delta Airlines
Series 2001-1, Class B
7.711%, 09/18/2011	2,100	1,764
Series 2007-1, Class C
8.954%, 08/10/2014	459	298
Navios Maritime Holdings
9.500%, 12/15/2014	1,100	902
Railamerica
9.250%, 07/01/2017 ■	1,350	1,303
Swift Transportation
12.500%, 05/15/2017 ■	500	175
United Airlines
Series 2007-1, Class A
6.636%, 01/02/2024	931	697

		8,134

Total High Yield Corporate Bonds
(Cost $182,224)		166,325

Investment Grade Corporate Bonds – 5.3%
Basic Industry – 1.5%
Arcelormittal
6.125%, 06/01/2018 Æ	1,000	875
International Paper
7.400%, 06/15/2014 ▼	1,150	1,145
9.375%, 05/15/2019	500	510
Southern Copper
7.500%, 07/27/2035	750	678

		3,208

First American Funds 2009 Annual Report   35

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

High Income Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE

Consumer Cyclical – 0.7%
Whirlpool
8.600%, 05/01/2014	$1,500	$1,567

Consumer Non Cyclical – 0.3%
CVS Caremark
6.302%, 06/01/2037 Δ	1,000	740

Energy – 0.7%
Gazprom International
7.201%, 02/01/2020 ■ Æ	563	529
TNK-BP Finance
6.125%, 03/20/2012 ■ Æ	1,000	923

		1,452

Finance – 1.0%
General Electric Capital
6.375%, 11/15/2067 Δ	1,250	834
SLM
Series MTN
1.252%, 07/26/2010 Δ	1,500	1,361

		2,195

Real Estate – 0.6%
Brandywine Operating Partnership – REIT
5.750%, 04/01/2012	1,325	1,198

Transportation – 0.5%
Con-way
7.250%, 01/15/2018	1,300	1,102

Total Investment Grade Corporate Bonds
(Cost $11,494)		11,462

Convertible Securities – 3.4%
Basic Industry – 0.3%
Peabody Energy
4.750%, 12/15/2041	$750	539

Consumer Cyclical – 0.1%
Charming Shoppes
1.125%, 05/01/2014	$480	281

Consumer Non Cyclical – 0.8%
Chiquita Brands
4.250%, 08/15/2016	$1,000	703
Archer Daniels Midland ●	12,000	438
Bunge Limited	8,400	680

		1,821

Energy – 0.4%
Headwaters
2.875%, 06/01/2016 ¥	$1,500	806

Finance – 0.2%
CIT Group
Series C	24,000	419

Insurance – 0.4%
American Equity Investment Life
5.250%, 12/06/2024	$1,250	905

Real Estate – 0.8%
American Real Estate
4.000%, 08/15/2013 Δ ■ ¥	$1,250	881
Boston Properties
2.875%, 02/15/2037	$1,000	877

		1,758

Technology – 0.4%
Advanced Micro Devices
6.000%, 05/01/2015	900	422
Hutchinson Technology
3.250%, 01/15/2026	$1,000	435

		857

Total Convertible Securities
(Cost $9,188)		7,386

Preferred Stocks – 2.5%
Communications – 0.3%
US Cellular	32,000	652

Energy – 0.4%
Constellation Energy Group
Series A ▼	25,000	548
Nexen
Series B Æ	10,600	218

		766

Finance – 0.3%
Freddie Mac	20,000	16
Prudential Financial ▼	25,000	590
Regions Financing Trust III ▼	4,300	85

		691

Insurance – 0.9%
Aspen Insurance Holdings
Series A Æ	50,000	801
Endurance Specialty Holdings
Series A Æ	20,900	366
MetLife
Series B	15,000	308
Renaissancere Holdings
Series D Æ	21,440	418

		1,893

Real Estate – 0.6%
American Home Mortgage Investments – REIT
Series B ª ¥ ●	10,000	—
Ashford Hospitality Trust – REIT
Series D	4,500	51
Duke Realty – REIT
Series O	29,700	522
First Industrial Realty Trust – REIT
Series J	14,000	160
Hospitality Properties Trust – REIT
Series C	20,000	310
National Retail Properties – REIT
Series C	12,600	251

		1,294

Transportation – 0.0%
Delta Air Contingent Value ●	8,000,000	56

Total Preferred Stocks
(Cost $7,786)		5,352

Exchange-Traded Funds – 2.3%
iShares iBoxx $ High Yield Corporate Bond Fund ▼	24,500	1,953
Powershares Financial Preferred Portfolio ▼	29,000	422
SPDR Barclays Capital High Yield Bond Fund	43,000	1,513
SPDR DB International Government Inflation-Protected Bond Fund ▼	19,400	1,016

Total Exchange-Traded Funds
(Cost $4,532)		4,904

The accompanying notes are an integral part of the financial statements.

36   First American Funds 2009 Annual Report

High Income Bond Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE

Closed-End Funds – 1.6%
Aberdeen Asia-Pacific Income Fund Δ	26,000	$145
DCA Total Return Fund	69,900	109
Franklin Templeton Limited Duration Income Trust	50,100	520
Gabelli Global Gold Natural Resources & Income Trust Δ ▼	16,000	217
Highland Credit Strategies Fund	128,000	628
ING Clarion Global Real Estate Income Fund	49,000	238
Nuveen Equity Premium Opportunity Fund	48,600	536
Nuveen Multi-Strategy Income and Growth Fund	64,000	358
Pioneer Floating Rate Trust	73,000	$694
Western Asset Global Partners Income Fund	4,000	37

Total Closed-End Funds
(Cost $4,282)		3,482

Asset-Backed Securities – 0.6%
Manufactured Housing – 0.0%
Green Tree Financial
Series 1998-1, Class A4
6.040%, 11/01/2029 ¥	$6	6

Other – 0.6%
Bear Stearns Commercial Mortgage Securities
Series 2007-PW18, Class AJ
6.413%, 06/11/2050	460	150
Exum
Series 2007-1A, Class C
4.327%, 03/22/2014 Δ ■ ª ¥ ⊡	1,024	544
Series 2007-2A, Class C
4.727%, 06/22/2014 Δ ■ ª ¥ ⊡	1,046	567

		1,261

Total Asset-Backed Securities
(Cost $2,410)		1,267

Common Stocks – 0.6%
Banking – 0.2%
Bank of America	38,910	513

Communications – 0.0%
Adelphia Recovery Trust ●	958,406	24
Viatel Holding Bermuda Æ ¥ ● ⊡	1	—

		24

Consumer Cyclical – 0.0%
Leggett & Platt	6,500	99

Consumer Discretionary – 0.1%
Target	4,000	158

Energy – 0.2%
Pengrowth Energy Trust Æ ▼	51,000	403

Industrials – 0.0%
Delta Air Lines ●	12,066	70

Real Estate – 0.1%
Macerich – REIT ▼	5,884	104

Total Common Stocks
(Cost $1,257)		1,371

Short-Term Investments – 5.9%
Money Market Fund – 5.8%
First American Prime Obligations Fund,
Class Z Å	12,449,178	12,449

U.S. Treasury Obligation – 0.1%
U.S. Treasury Bill
0.362%, 02/11/2010 ☐	$200	200

Total Short-Term Investments
(Cost $12,649)		12,649

Investment Purchased with Proceeds from Securities Lending – 8.0%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $17,157)	17,156,607	17,157

Total Investments▲ – 107.5%
(Cost $252,979)		231,355

Other Assets and Liabilities, Net – (7.5)%		(16,148)

Total Net Assets – 100.0%		$215,207

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2009.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2009, the value of these investments was $56,359 or 26.2% of total net assets. See note 2 in Notes to Financial Statements.

ª	Security in default at June 30, 2009.

Æ	Represents a foreign high yield (non-investment grade) U.S. dollar denominated security. On June 30, 2009, the value of these investments was $26,178 which represents 12.2% of total net assets.

¥	Security considered illiquid. As of June 30, 2009, the value of these investments was $4,457 or 2.1% of total net assets. See note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at June 30, 2009. Total loaned securities had a value of $16,751 at June 30, 2009. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊡	Security is fair valued. As of June 30, 2009, the value of these investments was $1,111 or 0.5% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of June 30, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $253,512. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$9,403
Gross unrealized depreciation	(31,560)

Net unrealized depreciation	$(22,157)

REIT –	Real Estate Investment Trust

First American Funds 2009 Annual Report   37

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

High Income Bond Fund (concluded)

Schedule of Open Futures Contracts

		Number of	Notional	Unrealized
	Settlement	Contracts	Contract	Appreciation
Description	Month	Purchased	Value	(Depreciation)

Eurodollar 90 Day Futures	December 2009	40	$39,640	$3
Eurodollar 90 Day Futures	March 2010	60	59,296	(11)

				$(8)

Inflation Protected Securities Fund
DESCRIPTION	PAR	FAIR VALUE

U.S. Government & Agency Securities – 89.1%
Inflation Protected U.S. Treasuries ◄ – 89.1%
U.S. Treasury Bonds
2.375%, 01/15/2025	$15,101	$15,521
2.000%, 01/15/2026	4,002	3,918
2.375%, 01/15/2027	740	766
1.750%, 01/15/2028	254	240
3.625%, 04/15/2028	11,008	13,395
3.875%, 04/15/2029	12,030	15,263
U.S. Treasury Notes
0.875%, 04/15/2010 ▼	10,906	10,906
3.500%, 01/15/2011	1,562	1,630
2.375%, 04/15/2011 ▼	12,193	12,554
2.000%, 04/15/2012	525	540
3.000%, 07/15/2012 ▼	5,514	5,842
1.875%, 07/15/2013 ▼	5,398	5,537
2.000%, 01/15/2014 ▼	17,090	17,480
2.000%, 07/15/2014 ▼	3,959	4,052
1.625%, 01/15/2015 ▼	8,235	8,197
1.875%, 07/15/2015	7,032	7,109
2.000%, 01/15/2016 ▼	7,090	7,197
2.500%, 07/15/2016	6,931	7,276
2.375%, 01/15/2017	7,142	7,452
2.625%, 07/15/2017 ▼	5,247	5,591
1.625%, 01/15/2018 ▼	4,275	4,233
1.375%, 07/15/2018 ▼	692	671
2.125%, 01/15/2019	1,018	1,052

Total U.S. Government & Agency Securities
(Cost $158,007)		156,422

Asset-Backed Securities – 4.2%
Credit Cards – 1.2%
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8
5.650%, 09/20/2019	1,075	1,094
Discover Card Master Trust
Series 2007-C1, Class C1
0.639%, 01/15/2013 Δ	500	457
Washington Mutual Master Note Trust
Series 2007-C1, Class C1
0.719%, 05/15/2014 Δ ■ ¥	625	587

		2,138

Other – 3.0%
GMAC Commercial Mortgage Securities
Series 2003-C3, Class A2
4.223%, 04/10/2040	847	843
Greenwich Capital Commercial Funding
Series 2007-GG11, Class A4
5.736%, 12/10/2049	1,000	804
Series 2007-GG11, Class AJ
6.207%, 12/10/2049 Δ	2,000	812
GS Mortgage Securities II
Series 2007-GG10, Class A4
5.993%, 08/10/2045	2,010	1,519
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4
5.690%, 02/12/2051	1,000	661
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class AJ
6.100%, 02/15/2051 Δ	1,000	266

The accompanying notes are an integral part of the financial statements.

38   First American Funds 2009 Annual Report

Inflation Protected Securities Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Series 2007-C34, Class AJ
6.147%, 05/15/2046 Δ	$1,000	$296

		5,201

Total Asset-Backed Securities
(Cost $10,397)		7,339

Corporate Bonds – 2.4%
Basic Industry – 1.2%
FMG Finance
10.000%, 09/01/2013 ■	500	480
Georgia-Pacific
7.125%, 01/15/2017 ■	150	139
Griffin Coal Mining
9.500%, 12/01/2016 ■	300	155
Southern Copper
7.500%, 07/27/2035	950	859
USG
7.750%, 01/15/2018	100	85
Vedanta Resources
9.500%, 07/18/2018 ■	400	332

		2,050

Consumer Non Cyclical – 0.2%
HCA
9.250%, 11/15/2016	100	98
Smithfield Foods
7.000%, 08/01/2011	275	261

		359

Insurance – 1.0%
Allstate Life Global Funding Trust
Series MTN
0.670%, 03/01/2010 Δ	900	874
Pacific Life Global Funding
1.800%, 02/06/2016 Δ ■	1,000	877

		1,751

Transportation – 0.0%
Delta Airlines
Series 2001-1, Class B
7.711%, 09/18/2011	100	84

Total Corporate Bonds
(Cost $4,689)		4,244

Collateralized Mortgage Obligation – Private Mortgage-Backed Security – 1.0%
Fixed Rate – 1.0%
Wells Fargo Mortgage Backed Securities Trust
Series 2007-13, Class A8
6.000%, 09/25/2037
(Cost $2,028)	2,068	1,747

Municipal Bond – 0.5%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950%, 09/01/2016 ¥
(Cost $845)	845	791

Convertible Securities – 0.2%
Basic Industry – 0.0%
Freeport-McMoran Copper & Gold	1,500	$119

Consumer Non Cyclical – 0.1%
Bunge Limited	1,500	121

Energy – 0.1%
Headwaters
2.875%, 06/01/2016 ¥	280	151

Total Convertible Securities
(Cost $630)		391

Preferred Stocks – 0.1%
Banking – 0.1%
Bank of America
Series MER	8,400	170

Sovereign – 0.0%
Fannie Mae
Series S	16,000	22

Total Preferred Stocks
(Cost $610)		192

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security – 0.1%
Fixed Rate – 0.1%
Federal Home Loan Mortgage Corporation
Series 2763, Class TA
4.000%, 03/15/2011
(Cost $173)	$173	176

Exchange-Traded Fund – 0.1%
iShares iBoxx $ High Yield Corporate Bond Fund ▼
(Cost $136)	1,800	144

Short-Term Investments – 2.4%
Money Market Fund – 2.2%
First American Prime Obligations Fund, Class Z Å	3,818,696	3,819

U.S. Treasury Obligations – 0.2%
U.S. Treasury Bills ☐
0.175%, 09/24/2009	$55	55
0.185%, 10/08/2009	100	100
0.362%, 02/11/2010	200	199

		354

Total Short-Term Investments
(Cost $4,173)		4,173

Investment Purchased with Proceeds from Securities Lending – 30.8%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $54,175)	54,175,163	54,175

Total Investments ▲ – 130.9%
(Cost $235,863)		229,794

Other Assets and Liabilities, Net – (30.9)%		(54,186)

Total Net Assets – 100.0%		$175,608

◄	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

First American Funds 2009 Annual Report   39

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Inflation Protected Securities Fund (continued)

▼	This security or a portion of this security is out on loan at June 30, 2009. Total loaned securities had a value of $53,222 at June 30, 2009. See note 2 in Notes to Financial Statements.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2009.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2009, the value of these investments was $2,570 or 1.5% of total net assets. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2009, the value of these investments was $1,529 or 0.9% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of June 30, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $236,950. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,946
Gross unrealized depreciation	(9,102)

Net unrealized depreciation	$(7,156)

Schedule of Open Futures Contracts

		Number of	Notional	Unrealized
	Settlement	Contracts	Contract	Appreciation
Description	Month	Purchased	Value	(Depreciation)

Canadian Dollar Currency Futures	September 2009	6	$517	$(29)
U.S. Treasury 2 Year Note Futures	September 2009	21	4,541	16
U.S. Treasury 5 Year Note Futures	September 2009	27	3,097	(20)
U.S. Treasury 10 Year Note Futures	September 2009	11	1,279	(1)
U.S. Treasury Long Bond Futures	September 2009	12	1,420	38

				$4

Credit Default Swap Agreement

Credit Default Swap on Credit Indices

Sell Protection1

		Receive
	Reference	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Date	Amount[2]	Depreciation

UBS	Markit iTraxx Asia ex-Japan Index	6.500%	06/20/2013	$1,300	$(116)

[1]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or
Inflation Protected Securities Fund (concluded)

(ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swap Agreement

Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

UBS	3-Month LIBOR	Receive	4.045%	11/14/18	$1,000	$(27)

The accompanying notes are an integral part of the financial statements.

40   First American Funds 2009 Annual Report

Intermediate Government Bond Fund
DESCRIPTION	PAR	FAIR VALUE

U.S. Government & Agency Securities – 96.2%
U.S. Agency Debentures – 44.5%
Federal Farm Credit Bank
4.125%, 07/17/2009	$1,100	$1,102
4.500%, 10/05/2009	1,000	1,011
4.125%, 11/13/2009	1,560	1,582
4.750%, 05/07/2010	1,500	1,554
2.250%, 07/01/2010	1,365	1,388
5.250%, 09/13/2010	1,000	1,052
3.750%, 12/06/2010	1,575	1,639
5.750%, 01/18/2011	1,800	1,933
4.875%, 02/18/2011	1,600	1,699
2.625%, 04/21/2011	1,500	1,539
3.875%, 08/25/2011	3,600	3,787
2.250%, 04/24/2012	2,740	2,771
2.125%, 06/18/2012	1,130	1,134
4.500%, 10/17/2012	1,565	1,684
3.875%, 10/07/2013	1,350	1,421
2.625%, 04/17/2014	1,400	1,388
Federal Home Loan Bank
4.875%, 03/12/2010	870	897
3.375%, 08/13/2010	1,430	1,475
5.125%, 09/10/2010	900	950
4.375%, 09/17/2010	710	742
4.250%, 06/10/2011	1,500	1,586
2.250%, 04/13/2012	2,500	2,530
1.875%, 06/20/2012	2,000	1,997
4.625%, 10/10/2012	910	983
5.000%, 11/17/2017	1,865	1,984
Tennessee Valley Authority
1.160%, 01/15/2010 ¤	1,135	1,129
5.625%, 01/18/2011	2,000	2,141
6.790%, 05/23/2012	3,175	3,584
6.000%, 03/15/2013	2,725	3,044

		49,726

U.S. Treasuries – 51.7%
U.S. Treasury Bonds
11.750%, 11/15/2014	1,575	1,640
8.750%, 05/15/2017	1,135	1,554
9.125%, 05/15/2018	1,260	1,805
9.000%, 11/15/2018	1,125	1,612
8.875%, 02/15/2019	830	1,184
8.125%, 08/15/2019	1,665	2,283
8.500%, 02/15/2020	1,250	1,758
8.750%, 08/15/2020	3,300	4,727
U.S. Treasury Notes
3.625%, 12/31/2012	960	1,018
2.750%, 02/28/2013	1,000	1,028
3.375%, 07/31/2013	7,350	7,702
2.000%, 11/30/2013	1,170	1,153
4.750%, 05/15/2014	9,700	10,694
4.250%, 08/15/2014	12,200	13,157
7.500%, 11/15/2016	2,265	2,889
3.750%, 11/15/2018	3,550	3,611

		57,815

Total U.S. Government & Agency Securities
(Cost $106,930)		$107,541

Short-Term Investments – 4.1%
First American Government Obligations Fund, Class Z Å	2,029,515	2,029
First American U.S. Treasury Money Market Fund, Class Z Å	2,566,542	2,567

Total Short-Term Investments
(Cost $4,596)		4,596

Total Investments ▲ – 100.3%
(Cost $111,526)		112,137

Other Assets and Liabilities, Net – (0.3)%		(388)

Total Net Assets – 100.0%		$111,749

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $111,547. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,145
Gross unrealized depreciation	(1,555)

Net unrealized appreciation	$590

First American Funds 2009 Annual Report   41

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Term Bond Fund
DESCRIPTION	PAR	FAIR VALUE

Corporate Bonds – 56.4%
Banking – 9.1%
Bank of America
5.750%, 12/01/2017	$4,015	$3,575
5.650%, 05/01/2018	1,745	1,542
7.625%, 06/01/2019	4,000	4,018
8.000%, 12/29/2049 Δ	7,810	6,523
BB&T
6.850%, 04/30/2019	2,665	2,772
Citigroup
6.125%, 11/21/2017	4,590	4,024
6.125%, 05/15/2018	1,100	962
8.500%, 05/22/2019	3,000	3,052
Citigroup Capital XXI
8.300%, 12/21/2057 Δ	1,475	1,150
Credit Suisse New York
5.500%, 05/01/2014	2,825	2,935
Fifth Third Bancorp
6.250%, 05/01/2013 ▼	3,745	3,680
Fifth Third Bank
Series BKNT
4.200%, 02/23/2010	1,250	1,249
JPMorgan Chase
4.650%, 06/01/2014 ▼	2,755	2,748
5.150%, 10/01/2015	3,290	3,243
Series 1
7.900%, 04/29/2049 Δ	4,085	3,575
JPMorgan Chase Capital XXII
Series V
6.450%, 02/02/2037	1,750	1,400
Keycorp
6.500%, 05/14/2013	1,000	996
National City Preferred Capital Trust I
12.000%, 12/29/2049 Δ	1,560	1,632
North Fork Bancorp
5.875%, 08/15/2012	3,130	2,866
Sovereign Bank
8.750%, 05/30/2018	2,040	2,006
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	1,170	690
Wachovia
5.750%, 06/15/2017	1,450	1,431
5.750%, 02/01/2018	560	550
Wells Fargo
4.375%, 01/31/2013	4,000	4,034
Series K
7.980%, 03/29/2049 Δ	3,365	2,793
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 Δ	3,545	2,942
Wells Fargo Capital XV
9.750%, 12/29/2049 Δ ▼	1,760	1,703

		68,091

Basic Industry – 2.9%
Arcelormittal
5.375%, 06/01/2013	7,835	7,504
BHP Billiton Finance
6.500%, 04/01/2019	1,650	1,832
Celulosa Arauco Constitucion
5.625%, 04/20/2015	2,000	1,940
E.I. Du Pont de Nemours
5.000%, 01/15/2013	1,315	1,383
Rio Tinto Financial
5.875%, 07/15/2013	3,300	3,321
Teck Cominco
5.375%, 10/01/2015	2,810	2,389
U.S. Steel
7.000%, 02/01/2018	1,750	1,520
Vale Overseas
6.250%, 01/11/2016	1,525	1,559

		21,448

Brokerage – 4.8%
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ	1,165	710
Goldman Sachs Group
6.150%, 04/01/2018	11,900	11,586
7.500%, 02/15/2019	1,525	1,633
Merrill Lynch
5.450%, 02/05/2013	2,950	2,871
6.050%, 05/16/2016	4,625	4,141
Series MTN
6.150%, 04/25/2013	1,860	1,863
Morgan Stanley
5.375%, 10/15/2015	6,550	6,418
Series MTN
6.625%, 04/01/2018	6,700	6,679

		35,901

Capital Goods – 1.3%
BAE Systems Holdings
6.375%, 06/01/2019 ■	2,000	2,045
Boeing
6.000%, 03/15/2019	2,670	2,911
Caterpillar Financial
Series MTN
7.150%, 02/15/2019	2,565	2,746
John Deere Capital
Series MTN
4.500%, 04/03/2013	1,990	2,030

		9,732

Communications – 5.9%
AT&T
5.800%, 02/15/2019 ▼	3,350	3,401
British Sky Broadcasting
6.100%, 02/15/2018 ■	1,845	1,842
British Telecom
5.950%, 01/15/2018	2,415	2,177
Comcast
6.300%, 11/15/2017	6,315	6,684
Deutsche Telekom
5.875%, 08/20/2013	6,560	6,881
Embarq
7.082%, 06/01/2016	1,170	1,143
Nokia
5.375%, 05/15/2019	700	708
Rogers Communications
6.800%, 08/15/2018	1,390	1,490
Telecom Italia Capital
7.175%, 06/18/2019	2,570	2,605
Time Warner Cable
8.250%, 02/14/2014	2,000	2,242
6.750%, 07/01/2018	2,025	2,109
Verizon Communications
5.250%, 04/15/2013	6,900	7,242
8.750%, 11/01/2018	3,270	3,873
Vodafone Group
5.625%, 02/27/2017	2,000	2,031

		44,428

The accompanying notes are an integral part of the financial statements.

42   First American Funds 2009 Annual Report

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Consumer Cyclical – 2.6%
American Honda Finance
Series MTN
4.625%, 04/02/2013 ■	$3,660	$3,466
Home Depot
5.875%, 12/16/2036	1,775	1,566
McDonald’s
Series MTN
5.350%, 03/01/2018	1,740	1,836
Target
5.125%, 01/15/2013 ▼	6,025	6,382
Whirlpool
Series MTN
5.500%, 03/01/2013	3,165	3,006
Yum! Brands
8.875%, 04/15/2011	2,740	2,991

		19,247

Consumer Non Cyclical – 6.2%
Altria Group
9.700%, 11/10/2018	3,000	3,439
Anheuser-Busch InBev
7.750%, 01/15/2019 ■	3,450	3,773
ConAgra Foods
5.875%, 04/15/2014	2,595	2,751
Covidien International
5.450%, 10/15/2012	2,240	2,369
Express Scripts
6.250%, 06/15/2014	3,000	3,174
Genentech
4.750%, 07/15/2015	1,650	1,705
General Mills
5.700%, 02/15/2017	4,410	4,643
5.650%, 02/15/2019	1,635	1,709
Kellogg
4.450%, 05/30/2016	2,620	2,622
Kraft Foods
6.500%, 08/11/2017	1,225	1,290
Lorillard Tobacco
8.125%, 06/23/2019	1,815	1,878
Philip Morris
4.875%, 05/16/2013	5,000	5,247
Roche Holdings
6.000%, 03/01/2019 ■	2,100	2,239
Schering-Plough
5.550%, 12/01/2013	4,595	4,936
UnitedHealth Group
4.875%, 02/15/2013	2,965	2,997
6.000%, 02/15/2018	2,000	1,920

		46,692

Electric – 2.8%
MidAmerican Energy Holdings
5.875%, 10/01/2012	3,445	3,669
National Rural Utilities
10.375%, 11/01/2018	3,100	3,887
Ohio Power
Series K
6.000%, 06/01/2016	2,100	2,139
Oncor Electric Delivery
6.375%, 01/15/2015	3,140	3,283
PPL Energy Supply
6.300%, 07/15/2013	2,000	2,097
Taqa Abu Dhabi National Energy
6.165%, 10/25/2017 ■	2,030	1,921
Virginia Electric Power
5.950%, 09/15/2017	3,780	4,058

		21,054

Energy – 4.8%
Anadarko Petroleum
5.950%, 09/15/2016	4,000	3,946
Canadian National Resources
5.900%, 02/01/2018	660	674
ConocoPhillips
6.000%, 01/15/2020 ▼	3,280	3,512
Encana
6.500%, 05/15/2019	700	750
Hess
8.125%, 02/15/2019	2,750	3,131
Marathon Oil
5.900%, 03/15/2018	1,420	1,424
7.500%, 02/15/2019	2,060	2,248
Nexen
5.650%, 05/15/2017	4,180	4,056
Suncor Energy
6.100%, 06/01/2018	1,275	1,282
Talisman Energy
7.750%, 06/01/2019	2,500	2,769
Tengizchevroil Finance
6.124%, 11/15/2014 ■	2,432	2,189
Weatherford International
5.950%, 06/15/2012	3,690	3,853
XTO Energy
4.625%, 06/15/2013 ▼	3,000	3,011
5.650%, 04/01/2016	3,295	3,336

		36,181

Finance – 5.2%
American Express
7.250%, 05/20/2014 ▼	4,125	4,267
American Express Centurion
Series BKNT
5.550%, 10/17/2012	2,035	2,033
American Express Credit
Series C
7.300%, 08/20/2013	2,405	2,500
Capital One Bank
8.800%, 07/15/2019	3,140	3,208
Capital One Financial
6.150%, 09/01/2016	1,775	1,571
CIT Group
5.650%, 02/13/2017	1,955	1,103
Countrywide Financial
6.250%, 05/15/2016	2,395	2,125
Credit Agricole
6.637%, 05/29/2049 Δ ■	1,635	961
General Electric Capital
4.800%, 05/01/2013 ▼	6,235	6,242
Series MTN
5.625%, 09/15/2017	3,955	3,785
International Lease Finance
6.375%, 03/25/2013	2,635	2,005
Janus Capital Group
6.700%, 06/15/2017	1,620	1,415
Rockies Express Pipeline
6.850%, 07/15/2018 ■	2,000	2,114
SLM
Series MTN
5.400%, 10/25/2011	2,270	2,042

First American Funds 2009 Annual Report   43

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Transcapitalinvest
5.670%, 03/05/2014 ■	$4,125	$3,547

		38,918

Industrial Other – 0.6%
Johnson Controls
5.250%, 01/15/2011 ▼	4,720	4,771

Insurance – 2.8%
Ace INA Holdings
5.700%, 02/15/2017	2,765	2,753
Allied World Assurance
7.500%, 08/01/2016	3,040	2,574
American International Group
8.250%, 08/15/2018 ■	3,000	1,766
Hartford Financial Services Group
Series MTN
6.000%, 01/15/2019	3,055	2,341
Met Life Global Funding I
5.125%, 04/10/2013 ■	3,730	3,794
MetLife
7.717%, 02/15/2019	1,170	1,251
Pacific Life Global Funding
5.150%, 04/15/2013 ■	2,205	2,198
Prudential Financial
5.100%, 09/20/2014	3,235	3,056
ZFS Finance USA Trust V
6.500%, 05/09/2037 Δ ■	1,530	1,102

		20,835

Natural Gas – 0.6%
Kinder Morgan Energy Partners
5.000%, 12/15/2013	4,560	4,487

Other Utility – 0.2%
American Water Capital
6.085%, 10/15/2017	1,420	1,363

Real Estate – 1.9%
Health Care – REIT
5.875%, 05/15/2015	3,775	3,293
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016	4,300	3,730
iStar Financial – REIT
5.650%, 09/15/2011	2,000	1,160
Prologis – REIT
5.500%, 04/01/2012	3,080	2,835
Prologis 2006 – REIT
5.750%, 04/01/2016	3,525	2,778

		13,796

Sovereign – 0.2%
United Mexican States
5.625%, 01/15/2017	1,400	1,415

Technology – 1.7%
Chartered Semiconductor
5.750%, 08/03/2010	1,500	1,469
Computer Sciences
6.500%, 03/15/2018	3,490	3,566
Jabil Circuit
5.875%, 07/15/2010	1,315	1,289
Motorola
8.000%, 11/01/2011	3,900	3,926
National Semiconductor
6.600%, 06/15/2017	2,930	2,562

		12,812

Transportation – 2.8%
AEP Texas Central
Series A-2
4.980%, 07/01/2013	9,695	10,141
Burlington Northern Santa Fe
5.650%, 05/01/2017	3,485	3,557
Erac USA Finance
6.375%, 10/15/2017 ■	1,445	1,305
FedEx
8.000%, 01/15/2019	2,000	2,279
Union Pacific
5.750%, 11/15/2017	3,320	3,346

		20,628

Total Corporate Bonds
(Cost $424,433)		421,799

Asset-Backed Securities – 25.8%
Automotive – 5.3%
Capital One Prime Auto Receivables Trust
Series 2007-2, Class A3
4.890%, 01/15/2012	1,905	1,935
Ford Credit Auto Owner Trust
Series 2009-A, Class A3A
3.960%, 05/15/2013	4,000	4,091
Harley-Davidson Motorcycle Trust
Series 2005-4, Class A2
4.850%, 06/15/2012	2,490	2,539
Hertz Vehicle Financing
Series 2005-2A, Class A6
5.080%, 11/25/2011 ■	5,200	5,073
Honda Auto Receivables Owner Trust
Series 2005-6, Class A4
4.930%, 03/18/2011	4,025	4,105
Huntington Auto Trust
Series 2009-1A, Class A2
3.480%, 07/15/2011 ■	3,375	3,401
Nissan Auto Receivables Owner Trust
Series 2007-B, Class A4
5.160%, 03/17/2014	5,500	5,730
USAA Auto Owner Trust
Series 2006-2, Class A4
5.370%, 02/15/2012	2,726	2,799
Series 2007-1, Class A3
5.430%, 10/17/2011	1,196	1,218
Series 2007-2, Class A3
4.900%, 02/15/2012	682	694
Series 2008-1, Class A3
4.160%, 04/16/2012	2,000	2,038
Wachovia Auto Loan Owner Trust
Series 2006-2A, Class A4
5.230%, 03/20/2012	1,800	1,832
Wachovia Auto Owner Trust
Series 2005-B, Class A4
4.840%, 04/20/2011	3,093	3,128
World Omni Auto Receivables Trust
Series 2007-B, Class A3A
5.280%, 01/17/2012	984	1,004

		39,587

Credit Cards – 5.6%
American Express Issuance Trust
Series 2005-1, Class C
1.525%, 08/15/2011 Δ	1,930	1,841
Bank of America Credit Card Trust
Series 2007-A8, Class A8
5.590%, 11/17/2014	5,865	6,179

The accompanying notes are an integral part of the financial statements.

44   First American Funds 2009 Annual Report

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Series 2008-A1, Class A1
0.900%, 04/15/2013 Δ	$2,500	$2,480
Cabela’s Master Credit Card Trust
Series 2008-1A, Class A2
1.301%, 12/16/2013 Δ ■	2,910	2,855
Capital One Multi-Asset Execution Trust
Series 2005-A3, Class A3
4.050%, 03/15/2013	2,500	2,549
Series 2008-3A, Class A3
5.050%, 02/15/2016	4,095	4,242
Chase Issuance Trust
Series 2008-A9, Class A9
4.260%, 05/15/2013	3,000	3,086
Citibank Credit Card Issuance Trust
Series 2006-A4, Class A4
5.450%, 05/10/2013	11,195	11,798
Discover Card Master Trust
Series 2007-A1, Class A1
5.650%, 03/16/2020	3,530	3,537
Series 2007-C1, Class C1
1.515%, 01/15/2013 Δ	1,940	1,771
Washington Mutual Master Note Trust
Series 2007-C1, Class C1
1.595%, 05/15/2014 Δ ■ ¥	1,920	1,805

		42,143

Equipment Leases – 0.5%
Caterpillar Financial Asset Trust
Series 2007-A, Class A3A
5.340%, 06/25/2012	3,770	3,849

Home Equity – 0.3%
Amresco Residential Security Mortgage
Series 1997-3, Class A9
6.960%, 03/25/2027 ¥	37	31
Contimortgage Home Equity Loan Trust
Series 1997-2, Class A9
7.900%, 04/15/2028 ¥	29	26
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF5
5.739%, 02/25/2034	3,634	1,964

		2,021

Manufactured Housing – 0.5%
Green Tree Financial
Series 1996-9, Class A5
7.200%, 01/15/2028 ¥	103	95
Series 2008-MH1, Class A1
7.000%, 04/25/2038 Δ ■	1,750	1,709
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	2,304	2,272

		4,076

Other – 11.6%
Banc of America Commercial Mortgage
Series 2005-5, Class AM
5.176%, 10/10/2045 Δ	3,370	2,105
Bear Stearns Commercial Mortgage Securities
Series 2007-PW15, Class A2
5.205%, 02/11/2044	3,605	3,321
Series 2007-PW18, Class AJ
6.210%, 06/11/2050 Δ	1,775	581
Series 2007-T28, Class D
5.991%, 09/11/2042 Δ ■ ¥	1,470	297
Citigroup Commercial Mortgage Trust Series 2008-C7, Class AJ
6.299%, 12/10/2049 Δ	2,145	616
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A2B
5.205%, 12/11/2049	2,340	2,140
Commercial Mortgage Pass-Through Certificates
Series 2004-RS1, Class A
4.018%, 03/03/2041 ■ ¥	2,349	1,631
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	5,040	4,280
Crown Castle Towers
Series 2005-1A, Class B
4.878%, 06/15/2035 ■	3,465	3,361
Global Signal Trust
Series 2004-2A, Class A
4.232%, 12/15/2014 ■	7,390	7,316
Greenwich Capital Commercial Funding
Series 2003-C1, Class A2
3.285%, 07/05/2035	2,355	2,328
Series 2007-GG11, Class AJ
6.003%, 12/10/2049 Δ	4,150	1,685
GS Mortgage Securities II
Series 2006-GG6, Class A2
5.560%, 04/10/2038	11,945	11,569
Series 2006-GG8, Class A2
5.479%, 11/10/2039	15,495	14,463
Series 2006-RR2, Class A1
5.689%, 06/23/2046 ■ ¥	2,242	516
Series 2007-GG10, Class A4
5.993%, 08/10/2045	10,060	7,602
JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP5, Class B
5.334%, 12/15/2044 Δ ¥	1,230	583
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class C
5.127%, 07/12/2038 Δ ¥	1,455	641
Morgan Stanley Capital I
Series 2005-HQ6, Class B
5.152%, 08/13/2042 Δ ¥	630	305
Series 2005-HQ6, Class C
5.172%, 08/13/2042 Δ ¥	590	273
Small Business Administration
Series 2006-P10A, Class 1
5.408%, 02/10/2016	4,541	4,771
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.246%, 12/15/2043	10,280	8,959
Series 2007-C33, Class AJ
5.902%, 02/15/2051 Δ	2,315	614
Series 2007-C34, Class A2
5.569%, 05/15/2046	7,210	6,243
Series 2007-C34, Class AJ
5.952%, 05/15/2046 Δ	2,375	704

		86,904

Utilities – 2.0%
Centerpoint Energy Transition
Series 2008-A, Class A1
4.192%, 02/01/2020	5,834	5,915

First American Funds 2009 Annual Report   45

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

PG&E Energy Recovery Funding
Series 2005-1, Class A3
4.140%, 09/25/2012	$8,676	$8,837

		14,752

Total Asset-Backed Securities
(Cost $211,510)		193,332

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 4.7%
Adjustable Rate Δ – 2.2%
Countrywide Home Loans
Series 2006-HYB5, Class 3A1A
5.944%, 09/20/2036	6,056	2,749
CS First Boston Mortgage Securities
Series 2003-AR24, Class 2A4
4.814%, 10/25/2033	6,039	4,947
Harborview Mortgage Loan Trust
Series 2007-4, Class 2A1
0.801%, 07/19/2047	5,136	2,019
Structured Mortgage Loan Trust
Series 2004-11, Class A
5.329%, 08/25/2034	286	191
Wells Fargo Mortgage Backed Securities Trust
Series 2003-J, Class 2A5
4.451%, 10/25/2033	5,852	5,676
Series 2004-E, Class A5
3.662%, 05/25/2034	1,057	1,054

		16,636

Fixed Rate – 2.5%
Banc of America Mortgage Securities
Series 2005-5, Class 1A21
5.000%, 06/25/2035	5,208	5,021
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	1,328	1,242
Series 2006-19CB, Class A15
6.000%, 08/25/2036	1,615	1,204
Salomon Brothers Mortgage Securities
Series 1986-1, Class A
6.000%, 12/25/2011 ¥	6	6
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-2, Class 3A1
5.500%, 04/25/2022	2,925	2,622
Wells Fargo Mortgage Backed Securities Trust
Series 2005-3, Class A9
5.500%, 05/25/2035	3,488	1,896
Series 2005-AR13, Class A1
5.310%, 05/25/2035	2,598	1,838
Series 2007-2, Class 1A8
5.750%, 03/25/2037	5,911	4,909
Westam Mortgage Financial
Series 11, Class A
6.360%, 08/26/2020 ¥	26	26

		18,764

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $45,511)		35,400

U.S. Government & Agency Securities – 3.6%
U.S. Agency Debentures – 2.9%
Federal Agricultural Mortgage Corporation
5.500%, 07/15/2011 ▼ ■	13,900	14,828
Federal National Mortgage Association
4.120%, 05/06/2013 ▼	6,550	6,618

		21,446

U.S. Treasuries – 0.7%
U.S. Treasury Notes
0.875%, 02/28/2011	5,360	5,356
2.750%, 02/15/2019 ▼	270	253

		5,609

Total U.S. Government & Agency Securities
(Cost $26,137)		27,055

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 2.6%
Fixed Rate – 2.6%
Federal Home Loan Mortgage Corporation
Series 1167, Class E
7.500%, 11/15/2021	19	19
Series 1286, Class A
6.000%, 05/15/2022	53	52
Series 2750, Class HE
5.000%, 02/15/2019	5,930	6,273
Series 2763, Class TA
4.000%, 03/15/2011	3,353	3,408
Series 2780, Class QC
4.500%, 03/15/2017	9,149	9,365
Federal National Mortgage Association
Series 1990-89, Class K
6.500%, 07/25/2020	14	15

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $18,179)		19,132

U.S. Government Agency Mortgage-Backed Securities – 1.8%
Adjustable Rate Δ – 1.3%
Federal Home Loan Mortgage Corporation Pool
5.150%, 04/01/2029, #847190	1,059	1,068
5.307%, 01/01/2028, #786281	800	820
5.451%, 10/01/2030, #847209	2,681	2,695
5.192%, 05/01/2031, # 847161	948	958
5.341%, 09/01/2033, #847210	2,388	2,404
Federal National Mortgage Association Pool
5.303%, 09/01/2033, #725111	1,526	1,540

		9,485

Fixed Rate – 0.5%
Federal Home Loan Mortgage Corporation
Series K001, Class A3
5.469%, 01/25/2012	3,536	3,739

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $13,248)		13,224

The accompanying notes are an integral part of the financial statements.

46   First American Funds 2009 Annual Report

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE

Municipal Bond – 0.2%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950%, 09/01/2016 ¥
(Cost $1,800)	$1,800	$1,685

Preferred Stocks – 0.1%
Banking – 0.1%
Bank of America
Series MER	34,300	696

Sovereign – 0.0%
Fannie Mae
Series S	104,000	139

Total Preferred Stocks
(Cost $3,330)		835

Short-Term Investments – 3.7%
Money Market Fund – 3.6%
First American Prime Obligations Fund,
Class Z Å	26,689,253	26,689

U.S. Treasury Obligation – 0.1%
U.S. Treasury Bill
0.362%, 02/11/2010 ☐	$700	699

Total Short-Term Investments
(Cost $27,388)		27,388

Investment Purchased with Proceeds from Securities Lending – 6.9%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $51,662)	51,662,177	51,662

Total Investments ▲ – 105.8%
(Cost $823,198)		791,512

Other Assets and Liabilities, Net – (5.8)%		(43,076)

Total Net Assets – 100.0%		$748,436

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2009.

▼	This security or a portion of this security is out on loan at June 30, 2009. Total loaned securities had a value of $50,427 at June 30, 2009. See note 2 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2009, the value of these investments was $81,334 or 10.9% of total net assets. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2009, the value of these investments was $7,920 or 1.1% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of June 30, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
Intermediate Term Bond Fund (concluded)

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $826,824. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$18,868
Gross unrealized depreciation	(54,180)

Net unrealized depreciation	$(35,312)

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional
	Settlement	Purchased	Contract	Unrealized
Description	Month	(Sold)	Value	Depreciation

U.S. Treasury 2 Year Note Futures	September 2009	272	$58,812	$(84)
U.S. Treasury 5 Year Note Futures	September 2009	624	71,585	(774)
U.S. Treasury 10 Year Note Futures	September 2009	(152)	(17,672)	(204)
U.S. Treasury Long Bond Futures	September 2009	(106)	(12,546)	(94)

				$(1,156)

Credit Default Swap Agreements

Credit Default Swaps on Credit Indices

Sell Protection1

		Receive			Unrealized
	Reference	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Date	Amount[2]	(Depreciation)

Deutsche Bank	Markit CDX HVOL11 Index	3.850%	12/20/2013	$5,900	$44
Deutsche Bank	Markit CDX HVOL12 Index	5.000%	06/20/2014	10,400	(117)

					$(73)

[1]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swap Agreement

Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

UBS	3-Month LIBOR	Receive	4.045%	11/14/2018	$4,000	$(108)

First American Funds 2009 Annual Report   47

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Short Term Bond Fund
DESCRIPTION	PAR	FAIR VALUE

Asset-Backed Securities – 36.2%
Automotive – 7.1%
Bank of America Auto Trust
Series 2008-1A, Class A3A
4.970%, 09/20/2012 ■	$4,610	$4,729
BMW Vehicle Owner Trust
Series 2006-A, Class A4
5.070%, 08/25/2011	1,247	1,269
Capital One Prime Auto Receivables Trust
Series 2007-2, Class A3
4.890%, 01/15/2012	1,524	1,548
DaimlerChrysler Auto Trust
Series 2006-C, Class A4
4.980%, 11/08/2011	986	1,002
Series 2008-A, Class A3A
3.700%, 06/08/2012	1,600	1,619
Ford Credit Auto Owner Trust
Series 2009-A, Class A3A
3.960%, 05/15/2013	1,750	1,790
Harley-Davidson Motorcycle Trust
Series 2006-1, Class A2
5.040%, 10/15/2012 ■	1,578	1,618
Huntington Auto Trust
Series 2009-1A, Class A2
3.480%, 07/15/2011 ■	1,625	1,637
JPMorgan Auto Receivables Trust
Series 2007-A, Class A3
5.190%, 02/15/2011 ■	1,459	1,472
Nissan Auto Receivables Owner Trust
Series 2008-B, Class A3
4.460%, 04/16/2012	1,600	1,645
Series 2009-A, Class A2
2.940%, 07/15/2011	3,000	3,040
USAA Auto Owner Trust
Series 2006-2, Class A4
5.370%, 02/15/2012	1,444	1,482
Wachovia Auto Loan Owner Trust
Series 2006-2A, Class A4
5.230%, 03/20/2012 ■	1,000	1,018
Series 2006-2A, Class A3
5.230%, 08/20/2011 ■	51	52
Wachovia Auto Owner Trust
Series 2007-A, Class A3
5.390%, 09/20/2011	1,598	1,627
World Omni Auto Receivables Trust
Series 2006-A, Class A4
5.030%, 10/17/2011	315	320
Series 2007-B, Class A3A
5.280%, 01/17/2012	1,348	1,375

		27,243

Credit Cards – 11.0%
American Express Issuance Trust
Series 2005-1, Class C
0.674%, 08/15/2011 Δ	905	863
Series 2008-2, Class A
4.020%, 01/18/2011	800	812
Bank of America Credit Card Trust
Series 2008-A1, Class A1
0.900%, 04/15/2013 Δ	1,270	1,260
Bank One Issuance Trust
Series 2004-B2, Class B2
4.370%, 04/15/2012	1,200	1,207
Cabela’s Master Credit Card Trust
Series 2008-1A, Class A2
1.301%, 12/16/2013 ■ Δ	1,415	1,388
Capital One Multi-Asset Execution Trust
Series 2005-A3, Class A3
4.050%, 03/15/2013	5,716	5,826
Series 2007-A9, Class A9
4.950%, 08/15/2012	1,000	1,011
Series 2008-3A, Class A3
5.050%, 02/15/2016	2,000	2,072
Series 2008-A1, Class A
1.094%, 11/15/2012 Δ	1,265	1,265
Chase Issuance Trust
Series 2008-A7, Class A7
0.994%, 11/15/2011 Δ	220	220
Series 2008-A9, Class A9
4.260%, 05/15/2013	2,000	2,058
Series 2009-A5, Class A5
1.115%, 06/15/2012 Δ	2,000	2,000
Citibank Credit Card Issuance Trust
Series 2006-A4, Class A4
5.450%, 05/10/2013	5,245	5,528
Discover Card Master Trust I
Series 2003-4, Class B2
0.749%, 05/15/2013 Δ	185	172
Series 2005-4, Class B1
0.569%, 06/18/2013 Δ	380	351
Discover Card Master Trust
Series 2007-C1, Class C1
0.639%, 01/15/2013 Δ	885	808
Series 2008-A3, Class A3
5.100%, 10/15/2013	1,455	1,510
Household Credit Card Master Note Trust I
Series 2006-1, Class A
5.100%, 06/15/2012	5,450	5,462
MBNA Credit Card Master Note Trust
Series 2005-A3, Class A3
4.100%, 10/15/2012	1,825	1,862
Series 2005-A6, Class A6
4.500%, 01/15/2013	1,165	1,198
Washington Mutual Master Note Trust
Series 2007-A4A, Class A4
5.200%, 10/15/2014 ■	3,000	3,118
Series 2007-C1, Class C1
0.744%, 05/15/2014 ■ Δ ¥	1,855	1,744

		41,735

Equipment Leases – 0.6%
Caterpillar Financial Asset Trust
Series 2007-A, Class A3A
5.340%, 06/25/2012	1,764	1,801
MBNA Practice Solutions Owner Trust
Series 2005-2, Class A4
4.470%, 06/15/2013 ■	403	409

		2,210

Home Equity – 0.6%
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF5
5.739%, 02/25/2034	2,061	1,114
Equivantage Home Equity Loan Trust
Series 1996-1, Class A
6.550%, 10/25/2025 ¥	30	28

The accompanying notes are an integral part of the financial statements.

48   First American Funds 2009 Annual Report

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Series 1996-4, Class A
7.250%, 01/25/2028 ¥	$198	$170
IMC Home Equity Loan Trust
Series 1998-3, Class A7
6.720%, 08/20/2029 ¥	1,386	1,066

		2,378

Manufactured Housing – 1.0%
Green Tree Financial
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	752	734
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	685	675
Series 2005-B, Class A2
5.247%, 12/15/2018	2,525	2,460

		3,869

Other – 13.0%
Bear Stearns Commercial Mortgage Securities
Series 2002-TOP6, Class A1
5.920%, 10/15/2036	867	882
Series 2007-PW18, Class AJ
6.413%, 06/11/2050	730	239
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A2B
5.205%, 12/11/2049	1,385	1,267
Commercial Mortgage Pass-Through Certificates
Series 2004-RS1, Class A
4.018%, 03/03/2041 ■ ¥	1,242	862
Crown Castle Towers
Series 2005-1A, Class B
4.878%, 06/15/2035 ■	2,438	2,365
GE Capital Commercial Mortgage Corporation
Series 2001-2, Class A2
5.850%, 08/11/2033	2,362	2,368
Series 2001-3, Class A2
6.070%, 06/10/2038	3,250	3,268
Global Signal Trust
Series 2004-2A, Class A
4.232%, 12/15/2014 ■	4,380	4,337
GMAC Commercial Mortgage Securities
Series 2003-C2, Class A2
5.668%, 05/10/2040	3,500	3,452
Series 2004-C1, Class A2
4.100%, 03/10/2038	1,845	1,819
Greenwich Capital Commercial Funding
Series 2005-GG5, Class A2
5.117%, 04/10/2037	8,840	8,518
GS Commercial Mortgage
Series 2007-GG10, Class A1
5.690%, 08/10/2045	1,224	1,235
GS Mortgage Securities II
Series 2007-GG10, Class A4
5.993%, 08/10/2045 Δ	3,000	2,267
JPMorgan Chase Commercial Mortgage Securities
Series 2001-CIB2, Class A3
6.429%, 04/15/2035	7,905	8,048
Morgan Stanley Dean Witter Capital I
Series 2002-TOP7, Class A2
5.980%, 01/15/2039	4,555	4,642
Small Business Administration
Series 2006-P10A, Class 1
5.408%, 02/10/2016	2,209	2,321
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.246%, 12/15/2043	1,739	1,515

		49,405

Utilities – 2.9%
Centerpoint Energy
Series 2005-A, Class A2
4.970%, 08/01/2014	4,144	4,328
Oncor Electric Delivery Transition Bond Company
Series 2003-1, Class A2
4.030%, 02/15/2012	956	966
Peco Energy Transition Trust
Series 2001-A, Class A1
6.520%, 12/31/2010	2,240	2,335
PG&E Energy Recovery Funding
Series 2005-2, Class A2
5.030%, 03/25/2014	1,859	1,933
PSE&G Transition Funding
Series 2001-1, Class A6
6.610%, 06/15/2015	1,190	1,300

		10,862

Total Asset-Backed Securities
(Cost $136,389)		137,702

Corporate Bonds – 28.1%
Banking – 7.8%
Bank of America
7.800%, 02/15/2010	2,500	2,570
2.100%, 04/30/2012	1,500	1,502
Bank One
7.875%, 08/01/2010	2,700	2,830
BB&T
5.700%, 04/30/2014 ▼	1,000	1,021
Citigroup
4.125%, 02/22/2010	2,000	2,000
2.125%, 04/30/2012	1,500	1,507
5.300%, 10/17/2012	2,500	2,412
Credit Suisse
4.875%, 08/15/2010 ▼	1,500	1,547
Credit Suisse New York
5.500%, 05/01/2014	1,000	1,039
Fifth Third Bank
Series BKNT
4.200%, 02/23/2010	1,000	999
First Union National Bank
7.800%, 08/18/2010	1,000	1,041
HSBC Finance
6.750%, 05/15/2011	2,345	2,411
JPMorgan Chase
2.200%, 06/15/2012 ▼	1,500	1,508
Key Bank
3.200%, 06/15/2012	1,500	1,551
M&I Bank
Series BKNT
4.400%, 03/15/2010	1,000	980
National City
4.000%, 02/01/2011 ▼	1,000	983
Union Planters
4.375%, 12/01/2010	1,000	969

First American Funds 2009 Annual Report   49

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Wells Fargo
4.625%, 08/09/2010	$2,750	$2,820

		29,690

Basic Industry – 1.0%
Arcelormittal
5.375%, 06/01/2013	900	862
BHP Billiton Finance
5.500%, 04/01/2014	1,000	1,073
Georgia-Pacific
8.125%, 05/15/2011 ▼	500	500
Rio Tinto Financial
8.950%, 05/01/2014	1,000	1,111
Vedanta Resources
9.500%, 07/18/2018 ■	420	349

		3,895

Brokerage – 2.5%
Goldman Sachs Group
6.875%, 01/15/2011 ▼	3,000	3,171
1.625%, 07/15/2011	1,580	1,589
Merrill Lynch
5.450%, 02/05/2013	1,250	1,217
Morgan Stanley
4.000%, 01/15/2010	2,000	2,020
2.250%, 03/13/2012 ▼	1,525	1,538

		9,535

Communications – 1.9%
AT&T
7.300%, 11/15/2011	1,500	1,645
DirecTV Holdings
7.625%, 05/15/2016	360	350
Time Warner Cable
5.400%, 07/02/2012	1,250	1,292
Verizon New England
6.500%, 09/15/2011	1,500	1,597
Verizon Wireless
3.750%, 05/20/2011 ■	1,000	1,020
Vodafone Airtouch
7.750%, 02/15/2010	1,500	1,551

		7,455

Consumer Cyclical – 1.2%
Harrahs Operating
10.000%, 12/15/2015 ■	2,000	1,220
Staples
9.750%, 01/15/2014 ▼	1,000	1,117
Whirlpool
8.000%, 05/01/2012	1,000	1,035
Yum! Brands
8.875%, 04/15/2011	1,260	1,375

		4,747

Consumer Non Cyclical – 3.7%
Anheuser-Busch InBev
7.200%, 01/15/2014 ■	1,000	1,075
Cardinal Health
6.750%, 02/15/2011	1,250	1,316
ConAgra Foods
5.875%, 04/15/2014	1,000	1,060
Covidien International
5.150%, 10/15/2010	3,000	3,087
Eli Lilly & Co.
3.550%, 03/06/2012	1,000	1,036
Express Scripts
5.250%, 06/15/2012	1,000	1,033
Kraft Foods
5.625%, 11/01/2011	1,500	1,594
McKesson
6.500%, 02/15/2014	1,105	1,177
Pfizer
4.450%, 03/15/2012	1,000	1,049
Smithfield Foods
7.000%, 08/01/2011	320	304
UnitedHealth Group
4.875%, 02/15/2013	1,500	1,516

		14,247

Electric – 1.0%
Arizona Public Service
6.375%, 10/15/2011	2,000	2,075
MidAmerican Energy Holdings
5.875%, 10/01/2012	1,555	1,656

		3,731

Energy – 1.2%
Anadarko Petroleum
5.950%, 09/15/2016	1,000	987
ConocoPhillips
4.750%, 02/01/2014	900	937
Husky Energy
5.900%, 06/15/2014	1,000	1,046
Weatherford International
5.150%, 03/15/2013	1,500	1,496

		4,466

Finance – 4.2%
American Express Travel
5.250%, 11/21/2011 ■	2,450	2,435
Ameriprise Financial
5.350%, 11/15/2010	1,000	998
Capital One Bank
6.500%, 06/13/2013	1,500	1,483
Countrywide Financial
Series MTNA
4.500%, 06/15/2010	2,000	1,980
General Electric Capital
2.200%, 06/08/2012	1,510	1,517
Series MTN
5.250%, 10/19/2012	3,000	3,084
GMAC
2.200%, 12/19/2012	1,750	1,743
ILFC E-Capital Trust I
5.900%, 12/21/2065 ■ Δ	1,000	370
International Lease Finance
5.000%, 04/15/2010 ▼	2,525	2,313

		15,923

Insurance – 0.7%
Allstate Life Global Funding Trust
5.375%, 04/30/2013	1,500	1,551
Prudential Financial
Series MTNB
4.500%, 07/15/2013	1,000	940

		2,491

Natural Gas – 0.4%
Consolidated Natural Gas
Series C
6.250%, 11/01/2011	1,575	1,681

Real Estate – 0.3%
iStar Financial – REIT
6.000%, 12/15/2010	1,500	1,035

The accompanying notes are an integral part of the financial statements.

50   First American Funds 2009 Annual Report

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Technology – 1.2%
Analog Devices
5.000%, 07/01/2014	$1,000	$1,002
Chartered Semiconductor
5.750%, 08/03/2010	1,500	1,468
Jabil Circuit
5.875%, 07/15/2010	825	809
Motorola
8.000%, 11/01/2011	1,200	1,208

		4,487

Transportation – 1.0%
CSX
5.750%, 03/15/2013	1,500	1,538
FedEx
7.375%, 01/15/2014	1,000	1,080
United Parcel Service
3.875%, 04/01/2014	1,000	1,031

		3,649

Total Corporate Bonds
(Cost $106,757)		107,032

U.S. Government & Agency Securities – 13.5%
U.S. Agency Debentures – 5.2%
Federal Home Loan Bank
2.750%, 06/18/2010	755	771
1.625%, 07/27/2011 ▼	5,550	5,581
2.250%, 04/13/2012 ▼	6,000	6,072
Federal Home Loan Mortgage Corporation
5.125%, 10/23/2012	1,000	1,014
Federal National Mortgage Association
4.120%, 05/06/2013 ▼	6,300	6,366

		19,804

U.S. Treasuries – 8.3%
U.S. Treasury Notes
0.875%, 04/15/2010 ◄	3,377	3,377
4.875%, 04/30/2011 ▼	3,075	3,287
4.625%, 10/31/2011 ▼	6,235	6,713
1.125%, 12/15/2011 ▼	3,345	3,328
4.125%, 08/31/2012 ▼	13,765	14,785

		31,490

Total U.S. Government & Agency Securities
(Cost $51,183)		51,294

U.S. Government Agency Mortgage-Backed Securities – 8.9%
Adjustable RateΔ – 4.4%
Federal Home Loan Mortgage Corporation Pool
5.177%, 12/01/2026, #786591	529	543
4.188%, 01/01/2029, #846946	430	433
5.098%, 10/01/2029, #786853	270	275
5.379%, 04/01/2030, #972055	314	323
3.992%, 05/01/2030, #847014	253	253
4.309%, 06/01/2031, #847367	185	187
4.282%, 08/01/2032, #847331	2,358	2,399
5.175%, 09/01/2032, #847652	1,390	1,413
4.504%, 10/01/2032, #847063	227	232
2.799%, 05/01/2033, #780456	913	913
Federal National Mortgage Association Pool
4.227%, 11/01/2025, #433988	578	580
4.133%, 10/01/2030, #847241	1,675	1,698
5.373%, 06/01/2031, #625338	304	308
5.124%, 12/01/2031, #535363	1,498	1,544
5.096%, 03/01/2032, #545791	52	53
3.165%, 05/01/2032, #634948	143	144
3.355%, 05/01/2032, #545717	371	373
4.833%, 10/01/2032, #661645	97	100
4.686%, 12/01/2032, #671884	280	289
4.377%, 04/01/2034, #775389	218	224
4.256%, 07/01/2034, #795242	2,483	2,531
3.938%, 08/01/2036, #555369	274	276
Government National Mortgage Association Pool
4.625%, 08/20/2021, #008824	147	150
4.625%, 07/20/2022, #008006	207	212
4.625%, 09/20/2025, #008699	110	112
5.375%, 04/20/2026, #008847	89	92
4.625%, 08/20/2027, #080106	31	32
4.375%, 01/20/2028, #080154	49	50
5.375%, 05/20/2029, #080283	144	148
3.875%, 11/20/2030, #80469	227	230
5.375%, 04/20/2031, #080507	98	101
4.625%, 08/20/2031, #80535	313	320
4.500%, 02/20/2032, #080580	82	84

		16,622

Fixed Rate – 4.5%
Federal Home Loan Mortgage Corporation
Series K001, Class A3
5.469%, 01/25/2012	1,964	2,078
Federal Home Loan Mortgage Corporation Pool
4.500%, 05/01/2018, #G11618	4,429	4,595
Federal National Mortgage Association Pool
5.500%, 05/01/2012, #254340	413	426
5.000%, 03/01/2013, #254682	300	309
4.000%, 12/01/2013, #255039	2,292	2,330
4.000%, 12/01/2019, #AA5298	2,279	2,331
4.500%, 04/01/2024, #AA4312	4,916	5,023

		17,092

Total U.S. Government Agency Mortgage-Backed Securities (Cost $33,596)		33,714

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 6.9%
Adjustable Rate Δ – 4.3%
Citigroup Mortgage Loan Trust
Series 2005-7, Class 2A1A
4.862%, 09/25/2035	2,267	1,678
Countrywide Alternative Loan Trust
Series 2006-OA17, Class 1A1A
0.511%, 12/20/2046	4,481	1,793
Countrywide Home Loans
Series 2004-2, Class 2A1
5.296%, 02/25/2034	497	454
GSR Mortgage Loan Trust
Series 2005-AR1, Class B1
5.086%, 01/25/2035 ¥	1,991	301
Harborview Mortgage Loan Trust
Series 2006-1, Class 2A1A
0.568%, 03/19/2036	4,488	1,891

First American Funds 2009 Annual Report   51

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Series 2007-4, Class 2A1
0.548%, 07/19/2047	$2,443	$960
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
5.444%, 03/25/2035	612	289
JPMorgan Mortgage Trust
Series 2004-A1, Class 3A1
4.956%, 02/25/2034	1,306	1,168
Series 2006-A7, Class 3A4
5.941%, 01/25/2037	666	145
Sequoia Mortgage Trust
Series 2007-1, Class 2A1
5.824%, 02/20/2047	893	615
Structured Mortgage Loan Trust
Series 2004-11, Class A
4.565%, 08/25/2034	225	151
Washington Mutual
Series 2007-HY2, Class 3A2
5.857%, 09/25/2036	773	141
Wells Fargo Mortgage Backed Securities Trust
Series 2004-E, Class A5
3.662%, 05/25/2034	688	687
Series 2005-AR10, Class 2A5
3.902%, 06/25/2035	432	418
Series 2006-AR10, Class 5A2
5.595%, 07/25/2036	2,543	2,323
Series 2006-AR14, Class 2A3
6.077%, 10/25/2036	4,958	3,402

		16,416

Fixed Rate – 2.6%
Citigroup Mortgage Loan Trust
Series 2005-WF1, Class A2
4.490%, 02/25/2035	1,295	1,211
Countrywide Alternative Loan Trust
Series 2006-19CB, Class A15
6.000%, 08/25/2036	1,934	1,442
GMAC Mortgage Corporation Loan Trust
Series 2006-J1, Class A1
5.750%, 04/25/2036	1,701	1,293
Master Alternative Loans Trust
Series 2004-13, Class 10A1
8.000%, 01/25/2035	610	507
Thornburg Mortgage Securities Trust
Series 2007-4, Class 3A1
6.201%, 09/25/2037	2,076	1,334
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR13, Class A1
5.310%, 05/25/2035	2,458	1,739
Series 2006-3, Class A1
5.500%, 03/25/2036	896	740
Series 2007-2, Class 1A8
5.750%, 03/25/2037	2,232	1,854

		10,120

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities (Cost $38,417)		26,536

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 3.5%
Fixed Rate – 3.5%
Federal Home Loan Mortgage Corporation
Series 1022, Class J
6.000%, 12/15/2020	29	29
Series 2738, Class UA
3.570%, 12/15/2023	232	233
Series 2763, Class TA
4.000%, 03/15/2011	2,450	2,490
Series 2780, Class QC
4.500%, 03/15/2017	4,484	4,589
Federal National Mortgage Association
3.834%, 07/05/2014 ¤	4,000	3,317
Series 1992-150, Class MA
5.500%, 09/25/2022	77	83
Series 2004-90, Class GA
4.350%, 03/25/2034	2,557	2,608

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (Cost $13,005)		13,349

Short-Term Investments – 2.8%
Money Market Fund – 2.5%
First American Prime Obligations Fund, Class Z Å	9,469,901	9,470

U.S. Treasury Obligations – 0.3%
U.S. Treasury Bills ☐
0.175%, 09/24/2009	$205	205
0.200%, 10/22/2009	335	335
0.362%, 02/11/2010	600	598

		1,138

Total Short-Term Investments
(Cost $10,608)		10,608

Investment Purchased with Proceeds from Securities Lending – 14.5%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $55,264)	55,263,948	55,264

Total Investments ▲ – 114.4%
(Cost $445,219)		435,499

Other Assets and Liabilities, Net – (14.4)%		(54,771)

Total Net Assets – 100.0%		$380,728

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2009, the value of these investments was $31,952 or 8.4% of total net assets. See note 2 in Notes to Financial Statements.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2009.

¥	Security considered illiquid. As of June 30, 2009, the value of these investments was $4,171 or 1.1% of total net assets. See note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at June 30, 2009. Total loaned securities had a value of $54,072 at June 30, 2009. See note 2 in Notes to Financial Statements.

◄	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of June 30, 2009. See note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

52   First American Funds 2009 Annual Report

Short Term Bond Fund (continued)

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $446,383. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$7,828
Gross unrealized depreciation	(18,712)

Net unrealized depreciation	$(10,884)

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

Canadian Dollar Currency Futures	September 2009	6	$517	$(29)
U.S. Treasury 2 Year Note Futures	September 2009	328	70,920	(118)
U.S. Treasury 5 Year Note Futures	September 2009	(33)	(3,786)	38
U.S. Treasury 10 Year Note Futures	September 2009	(37)	(4,302)	(50)
U.S. Treasury Long Bond Futures	September 2009	(28)	(3,314)	(22)

				$(181)

Credit Default Swap Agreements

Credit Default Swaps on Credit Indices

Sell Protection1

					Unrealized
	Reference	Receive	Expiration	Notional	Appreciation
Counterparty	Index	Fixed Rate	Date	Amount[2]	(Depreciation)

Deutsche Bank	Markit CDX HVOL11 Index	3.850%	12/20/2013	$1,700	$21
Deutsche Bank	Markit CDX HVOL12 Index	5.000%	06/20/2014	6,800	201
JPMorgan	Markit CDX IG7 Index	0.250%	12/20/2009	24,300	(186)
JPMorgan	Markit iTraxx Asia ex-Japan Index	6.500%	06/20/2013	600	(38)
UBS	Markit iTraxx Asia ex-Japan Index	6.500%	06/20/2013	1,700	(150)

					$(152)

[1]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Short Term Bond Fund (concluded)

Interest Rate Swap Agreement

Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

UBS	3-Month LIBOR	Receive	4.045%	11/14/2018	$2,000	$(54)

First American Funds 2009 Annual Report   53

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Total Return Bond Fund
DESCRIPTION	PAR	FAIR VALUE

Corporate Bonds – 58.8%
Banking – 11.1%
Bank of America
5.750%, 12/01/2017	$1,460	$1,300
5.650%, 05/01/2018	1,110	981
7.625%, 06/01/2019	1,385	1,391
8.000%, 12/29/2049 Δ ▼	7,440	6,214
BB&T
6.850%, 04/30/2019	2,125	2,210
Citigroup
6.125%, 11/21/2017	2,360	2,069
8.500%, 05/22/2019	2,130	2,167
6.125%, 08/25/2036	6,245	4,650
6.875%, 03/05/2038	2,550	2,252
Citigroup Capital XXI
8.300%, 12/21/2057 Δ	5,835	4,550
Fifth Third Bancorp
6.250%, 05/01/2013 ▼	4,105	4,034
HSBC Holdings
6.800%, 06/01/2038	3,020	3,035
JPMorgan Chase
Series 1
7.900%, 04/29/2049 Δ	7,800	6,826
JPMorgan Chase Capital XX
Series T
6.550%, 09/29/2036	8,390	6,669
Key Bank
7.413%, 05/06/2015	1,485	1,331
Keycorp
6.500%, 05/14/2013	450	448
Lloyds TSB Group
6.267%, 12/31/2049 Δ ■ Æ	3,260	1,108
National City Preferred Capital Trust I
12.000%, 12/29/2049 Δ	2,060	2,155
Sovereign Bank
8.750%, 05/30/2018	2,350	2,311
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	4,265	2,516
Wells Fargo
Series K
7.980%, 03/29/2049 Δ	6,585	5,466
Wells Fargo Bank
5.950%, 08/26/2036	710	636
Wells Fargo Capital X
5.950%, 12/15/2036	945	699
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 Δ	8,650	7,180

		72,198

Basic Industry – 4.3%
Arcelormittal
5.375%, 06/01/2013	3,145	3,012
6.125%, 06/01/2018	3,155	2,761
BHP Billiton Finance
6.500%, 04/01/2019	1,425	1,582
Braskem Finance
7.250%, 06/05/2018 ▼ ■ Æ	1,470	1,367
Celulosa Arauco Y Constitucion
8.625%, 08/15/2010	1,500	1,573
FMG Finance
10.000%, 09/01/2013 ■ Æ	1,130	1,085
Freeport-McMoran Copper & Gold
8.375%, 04/01/2017	1,595	1,607
Georgia-Pacific
7.125%, 01/15/2017 ■	1,055	981
Griffin Coal Mining
9.500%, 12/01/2016 ■ Æ	1,100	566
International Paper
8.700%, 06/15/2038	1,545	1,378
Noble Group Limited
6.625%, 03/17/2015 ■ Æ	1,385	1,177
Nova Chemicals
6.500%, 01/15/2012 ▼ Æ	1,175	1,105
Rio Tinto Finance U.S.A.
6.500%, 07/15/2018	2,325	2,326
Southern Copper
7.500%, 07/27/2035	1,265	1,144
Teck Cominco Limited
6.125%, 10/01/2035 Æ	1,575	1,155
USG
7.750%, 01/15/2018	1,150	978
U.S. Steel
7.000%, 02/01/2018	2,250	1,955
Vale Overseas
6.250%, 01/11/2016	1,020	1,043
Vedanta Resources
9.500%, 07/18/2018 ■ Æ	1,400	1,162

		27,957

Brokerage – 5.6%
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ	8,975	5,470
Goldman Sachs Group
6.150%, 04/01/2018	5,140	5,004
6.750%, 10/01/2037	6,085	5,410
Merrill Lynch
5.450%, 02/05/2013	2,490	2,423
6.050%, 05/16/2016	6,235	5,583
Morgan Stanley
5.375%, 10/15/2015	3,895	3,816
7.300%, 05/13/2019 ▼	3,820	3,961
Series MTN
6.625%, 04/01/2018	4,625	4,611

		36,278

Capital Goods – 1.0%
Boeing
6.875%, 03/15/2039 ▼	1,665	1,863
Caterpillar Financial
Series MTN
7.150%, 02/15/2019 ▼	2,550	2,730
Martin Marietta Material
6.600%, 04/15/2018	850	808
Siemens Financiering
6.125%, 08/17/2026 ■	1,350	1,373

		6,774

Communications – 4.4%
AT&T
6.550%, 02/15/2039 ▼	3,010	3,005
British Sky Broadcasting
6.100%, 02/15/2018 ■	1,975	1,972
British Telecom
5.950%, 01/15/2018	2,050	1,848
Comcast
6.300%, 11/15/2017	735	778
6.400%, 05/15/2038	1,630	1,596
Deutsche Telekom
8.250%, 06/15/2030	1,235	1,446
DirecTV Holdings
7.625%, 05/15/2016	1,000	972

The accompanying notes are an integral part of the financial statements.

54   First American Funds 2009 Annual Report

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Embarq
7.082%, 06/01/2016	$1,545	$1,509
News America
6.650%, 11/15/2037	3,300	2,968
Rogers Communications
6.800%, 08/15/2018	1,870	2,005
Telecom Italia Capital
7.175%, 06/18/2019	2,250	2,281
Telefonica Emisiones
7.045%, 06/20/2036	2,475	2,743
Time Warner Cable
7.300%, 07/01/2038	1,180	1,229
6.750%, 06/15/2039 ▼	1,515	1,474
Verizon Communications
6.900%, 04/15/2038 ▼	2,620	2,733
Vimpelcom
8.250%, 05/23/2016 ■ Æ	550	460

		29,019

Consumer Cyclical – 1.7%
Galaxy Entertainment
9.875%, 12/15/2012 ■ Æ	575	483
Home Depot
5.875%, 12/16/2036	1,540	1,359
Shimao Property Holdings
8.000%, 12/01/2016 ■ Æ	620	487
Target
7.000%, 01/15/2038	3,875	4,130
Viacom
6.875%, 04/30/2036	1,975	1,819
Whirlpool
Series MTN
5.500%, 03/01/2013	2,920	2,773

		11,051

Consumer Non Cyclical – 3.9%
Altria Group
9.950%, 11/10/2038	3,960	4,571
Anheuser-Busch InBev
8.200%, 01/15/2039 ▼ ■	2,135	2,378
ConAgra Foods
7.000%, 04/15/2019	1,040	1,140
Constellation Brands
7.250%, 05/15/2017	1,000	925
CVS Caremark
6.302%, 06/01/2037 Δ	2,660	1,969
Fisher Scientific International
6.750%, 08/15/2014	785	807
HCA
9.250%, 11/15/2016 ▼	725	714
8.500%, 04/15/2019 ■	285	279
Kraft Foods
6.500%, 08/11/2017	1,235	1,301
Lorillard Tobacco
8.125%, 06/23/2019	1,590	1,645
Pfizer
7.200%, 03/15/2039	1,645	1,953
Roche Holdings
6.000%, 03/01/2019 ■	2,190	2,335
7.000%, 03/01/2039 ■	1,770	2,052
Smithfield Foods
7.000%, 08/01/2011	1,870	1,776
UnitedHealth Group
6.875%, 02/15/2038	1,970	1,824

		25,669

Electric – 2.8%
Dynegy Holdings
7.750%, 06/01/2019	1,190	927
ISA Capital Brasil
8.800%, 01/30/2017 ■ Æ	1,150	1,179
Majapahit Holdings
7.750%, 10/17/2016 ■ Æ	1,850	1,628
MidAmerican Energy Holdings
6.125%, 04/01/2036	2,630	2,600
Ohio Power
Series K
6.000%, 06/01/2016	1,685	1,716
Oncor Electric Delivery
7.000%, 05/01/2032	2,210	2,350
Pacific Gas & Electric
6.050%, 03/01/2034	1,590	1,650
Taqa Abu Dhabi National Energy
6.165%, 10/25/2017 ■	2,455	2,324
Transalta
6.650%, 05/15/2018	2,305	2,228
Virginia Electric Power
5.950%, 09/15/2017	1,550	1,664

		18,266

Energy – 6.8%
Anadarko Petroleum
8.700%, 03/15/2019	2,915	3,266
Canadian National Resources
5.900%, 02/01/2018	1,370	1,399
Canadian Oil Sands
7.750%, 05/15/2019 ■	2,170	2,219
Chesapeake Energy
9.500%, 02/15/2015	1,535	1,547
ConocoPhillips
6.500%, 02/01/2039	3,915	4,167
Encana
6.500%, 02/01/2038	1,495	1,532
Gazprom International
7.201%, 02/01/2020 ■	751	706
Halliburton
7.450%, 09/15/2039	1,715	2,001
Hess
7.125%, 03/15/2033	1,950	1,953
Lukoil International Finance
6.356%, 06/07/2017 ■	670	596
6.656%, 06/07/2022 ■	2,585	2,094
Marathon Oil
5.900%, 03/15/2018	1,175	1,178
Mariner Energy
7.500%, 04/15/2013	1,330	1,210
Nexen
6.400%, 05/15/2037	2,240	2,057
Petro-Canada
6.800%, 05/15/2038	1,570	1,548
Pioneer Natural Resource
6.650%, 03/15/2017	1,445	1,265
Pride International
8.500%, 06/15/2019	725	716
Smith International
9.750%, 03/15/2019	2,955	3,413
StatoilHydro
5.250%, 04/15/2019	1,315	1,354
Suncor Energy
6.100%, 06/01/2018	1,700	1,709
Talisman Energy
7.750%, 06/01/2019	2,110	2,337

First American Funds 2009 Annual Report   55

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)
DESCRIPTION	PAR		FAIR VALUE

Tengizchevroil Finance
6.124%, 11/15/2014 ■		$931	$838
Tesoro
6.625%, 11/01/2015		1,250	1,122
Weatherford International
7.000%, 03/15/2038		1,260	1,213
Whiting Petroleum
7.000%, 02/01/2014		1,115	1,034
XTO Energy
6.375%, 06/15/2038		1,640	1,676

			44,150

Finance – 5.1%
American Express
8.125%, 05/20/2019 ▼		1,860	1,930
American Express Credit
Series C
7.300%, 08/20/2013		2,470	2,568
Capital One Bank
8.800%, 07/15/2019		2,810	2,871
Capital One Financial
7.375%, 05/23/2014		2,025	2,088
6.150%, 09/01/2016 ▼		2,265	2,005
CIT Group
5.650%, 02/13/2017		1,735	979
Countrywide Financial
6.250%, 05/15/2016		2,885	2,559
Credit Agricole
6.637%, 05/29/2049 Δ ■		2,190	1,286
General Electric Capital
Series MTN
6.875%, 01/10/2039		4,705	4,235
ILFC E-Capital Trust I
5.900%, 12/21/2065 Δ ■		2,815	1,042
International Lease Finance
6.375%, 03/25/2013		2,615	1,990
Janus Capital Group
6.700%, 06/15/2017 ▼		1,700	1,485
Rockies Express Pipeline
7.500%, 07/15/2038 ■		1,760	1,901
RSHB Capital
7.750%, 05/29/2018 ■		2,120	1,908
SLM
Series MTN
5.400%, 10/25/2011		1,935	1,740
Transcapitalinvest
5.670%, 03/05/2014 ■		3,490	3,001

			33,588

Insurance – 4.4%
ACE INA Holdings
5.900%, 06/15/2019 ▼		2,360	2,366
Allied World Assurance
7.500%, 08/01/2016		3,070	2,600
American International Group
8.175%, 05/15/2058 Δ ■		5,405	1,542
Chubb
5.750%, 05/15/2018		3,440	3,568
Genworth Financial
Series MTN
6.515%, 05/22/2018		2,640	1,765
Hartford Financial Services Group
Series MTN
6.000%, 01/15/2019		3,275	2,509
Liberty Mutual Group
7.000%, 03/15/2037 Δ ■		1,705	978
MetLife
6.750%, 06/01/2016		1,600	1,629
7.717%, 02/15/2019		1,135	1,214
MetLife Capital Trust IV
7.875%, 12/15/2037 ■		2,220	1,798
Prudential Financial
5.500%, 03/15/2016		1,650	1,547
7.375%, 06/15/2019		1,885	1,851
5.900%, 03/17/2036		1,555	1,243
ZFS Finance USA Trust V
6.500%, 05/09/2037 Δ ■		5,495	3,956

			28,566

Natural Gas – 0.7%
Enterprise Products
8.375%, 08/01/2066 Δ		860	692
Kinder Morgan Energy Partners
Series MTN
6.950%, 01/15/2038		1,920	1,860
NGPL Pipeco
7.119%, 12/15/2017 ■		1,585	1,661
Southern Union
7.200%, 11/01/2066 Δ		545	371

			4,584

Other Utility – 0.3%
American Water Capital
6.085%, 10/15/2017		1,730	1,661

Real Estate – 1.8%
Agile Property Holdings – REIT
9.000%, 09/22/2013 ▼ ■ Æ		1,715	1,561
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016		5,200	4,510
iStar Financial – REIT
8.625%, 06/01/2013		1,950	1,014
Lippo Karawaci Finance
8.875%, 03/09/2011 Æ		1,000	860
Prologis 2006 – REIT
5.750%, 04/01/2016		3,395	2,676
Simon Property Group – REIT
10.350%, 04/01/2019		760	863

			11,484

Sovereign – 1.0%
Bundesrepublic Deutschland
3.500%, 07/04/2019 ¬	EUR	4,600	6,516

Technology – 1.4%
Chartered Semiconductor
6.375%, 08/03/2015 ▼ Æ		$380	327
Computer Sciences
6.500%, 03/15/2018		2,485	2,539
Dell
5.625%, 04/15/2014		1,390	1,468
LG Electronics
5.000%, 06/17/2010 ■ ¥		785	780
National Semiconductor
6.600%, 06/15/2017		3,245	2,838
NXP BV/NXP Funding
10.000%, 07/15/2013 ■ Æ		166	121
Seagate Technology International
10.000%, 05/01/2014 ■ Æ		780	804
Spansion
5.345%, 06/01/2013 ■ ◆		500	325

			9,202

The accompanying notes are an integral part of the financial statements.

56   First American Funds 2009 Annual Report

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Transportation – 2.5%
American Airlines
Series 2001-2
8.608%, 04/01/2011	$1,350	$1,080
Canadian Pacific Railroad
6.500%, 05/15/2018	4,880	4,850
Continental Airlines
Series 2007-1, Class C
7.339%, 04/19/2014	1,465	1,040
CSX
7.375%, 02/01/2019	3,045	3,307
Delta Airlines
Series 2001-1, Class B
7.711%, 09/18/2011 ▼	1,096	921
Erac USA Finance
6.375%, 10/15/2017 ■	1,915	1,729
Union Pacific
6.125%, 02/15/2020	3,175	3,292

		16,219

Total Corporate Bonds
(Cost $405,153)		383,182

Asset-Backed Securities – 16.0%
Automotive – 0.7%
Hertz Vehicle Financing
Series 2005-2A, Class A6
5.080%, 11/25/2011 ■	4,375	4,268

Credit Cards – 1.7%
American Express Issuance Trust
Series 2005-1, Class C
0.674%, 08/15/2011 Δ	2,250	2,146
Discover Card Master Trust I
Series 2003-4, Class B2
0.749%, 05/15/2013 Δ	380	354
Series 2005-4, Class B1
0.569%, 06/18/2013 Δ	790	730
Discover Card Master Trust
Series 2007-A1, Class A1
5.650%, 03/16/2020	3,655	3,662
Series 2007-C1, Class C1
0.639%, 01/15/2013 Δ	2,370	2,164
Washington Mutual Master Note Trust
Series 2007-C1, Class C1
0.744%, 05/15/2014 Δ ■ ¥	2,150	2,021

		11,077

Home Equity – 0.0%
GRMT Mortgage Loan Trust
Series 2001-1A, Class M1
7.772%, 07/20/2031 ■ ¥	149	130

Manufactured Housing – 0.5%
Green Tree Financial
Series 1996-8, Class A7
8.050%, 10/15/2027 Δ	207	194
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	2,324	2,270
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	537	530

		2,994

Other – 13.1%
Banc of America Commercial Mortgage
Series 2005-5, Class AM
5.176%, 10/10/2045 Δ	4,445	2,776
Series 2006-2, Class A4
5.739%, 05/10/2045 Δ	785	654
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040 Δ	4,765	4,239
Series 2007-PW18, Class AJ
6.413%, 06/11/2050 Δ	2,335	764
Series 2007-T28, Class D
6.176%, 09/11/2042 Δ ■ ¥	1,780	360
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class AJ
6.299%, 12/10/2049 Δ	1,595	458
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A2B
5.205%, 12/11/2049	1,360	1,244
Commercial Mortgage Pass-Through Certificates
Series 2004-RS1, Class A
4.018%, 03/03/2041 ■ ¥	2,184	1,517
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	1,805	1,533
Crown Castle Towers
Series 2005-1A, Class B
4.878%, 06/15/2035 ■	3,920	3,802
GE Capital Commercial Mortgage Corporation
Series 2005-C3, Class A2
4.853%, 07/10/2045	7,405	7,259
Greenwich Capital Commercial Funding
Series 2003-C1, Class A2
3.285%, 07/05/2035	707	698
Series 2005-GG5, Class A2
5.117%, 04/10/2037	3,805	3,666
Series 2005-GG5, Class A5
5.224%, 04/10/2037 Δ	4	3
Series 2007-GG11, Class AJ
6.207%, 12/10/2049 Δ	4,810	1,953
GS Mortgage Securities II
Series 2006-GG6, Class A2
5.506%, 04/10/2038	4,450	4,310
Series 2006-GG8, Class A2
5.479%, 11/10/2039	9,940	9,278
Series 2006-GG8, Class A4
5.560%, 11/10/2039	3,135	2,557
Series 2006-RR2, Class A1
5.818%, 06/23/2046 ■ ¥	1,513	348
Series 2007-GG10, Class A4
5.993%, 08/10/2045 Δ	15,005	11,339
JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP5, Class B
5.499%, 12/15/2044 Δ ¥	1,490	706
Series 2007-CB20, Class AJ
6.303%, 02/12/2051 Δ	2,085	628
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4
4.367%, 03/15/2036	4,000	3,387
Series 2005-C7, Class A2
5.103%, 11/15/2030	2,500	2,436
Series 2007-C7, Class AM
6.166%, 09/15/2045 Δ	3,160	1,525
Series 2008-C1, Class AJ
6.317%, 04/15/2041 Δ	1,585	601

First American Funds 2009 Annual Report   57

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class C
5.127%, 07/12/2038 Δ ¥	$1,730	$762
Series 2005-LC1, Class AM
5.441%, 01/12/2044 Δ	3,500	2,276
Series 2008-C1, Class A4
5.690%, 02/12/2051	8,395	5,549
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-8, Class AM
6.156%, 08/12/2049 Δ	4,400	2,018
Morgan Stanley Capital I
Series 2003-IQ6, Class A4
4.970%, 12/15/2041	5,112	4,785
Series 2005-HQ6, Class B
5.152%, 08/13/2042 Δ ¥	745	360
Series 2005-HQ6, Class C
5.172%, 08/13/2042 Δ	705	327
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class AJ
6.100%, 02/15/2051 Δ	2,745	729
Series 2007-C34, Class AJ
6.147%, 05/15/2046 Δ	2,905	861

		85,708

Total Asset-Backed Securities
(Cost $133,140)		104,177

U.S. Government Agency Mortgage-Backed Securities – 13.4%
Adjustable Rate Δ – 0.9%
Federal Home Loan Mortgage Corporation Pool
6.052%, 10/01/2029, #1L0117	753	772
3.942%, 07/01/2030, #847240	805	818
5.140%, 05/01/2033, #847411	570	581
5.769%, 07/01/2036, #1K1238 ▼	2,510	2,628
Federal National Mortgage Association Pool
4.137%, 09/01/2033, #725553	340	346
5.199%, 01/01/2035, #745548	811	822

		5,967

Fixed Rate – 12.5%
Federal Home Loan Mortgage Corporation Pool
6.500%, 07/01/2031, #A17212 ▼	2,018	2,166
7.000%, 08/01/2037, #H09059	3,703	3,967
Federal National Mortgage Association Pool
5.500%, 02/01/2025, #255628	2,029	2,111
5.500%, 10/01/2025, #255956 ▼	7,479	7,776
6.000%, 04/01/2032, #745101 ▼	645	671
5.500%, 06/01/2033, #843435	858	891
5.000%, 03/01/2034, #725205	992	1,015
5.000%, 03/01/2034, #725250 ▼	891	911
6.000%, 03/01/2034, #745324	1,336	1,409
4.500%, 07/01/2034 «	19,760	19,717
5.500%, 09/01/2034, #725773 ▼	1,476	1,531
6.500%, 04/01/2036, #831377 ▼	1,054	1,124
6.500%, 04/01/2036, #852909	652	695
6.500%, 08/01/2036, #893318 ▼	1,524	1,633
6.500%, 09/01/2036, #897129 ▼	3,037	3,240
5.500%, 04/01/2037, #918883 «	1,664	1,721
6.000%, 09/01/2037, #256890 ▼	2,496	2,605
5.000%, 05/01/2038, #963258	6,960	7,097
5.500%, 07/15/2038 «	13,000	13,418
5.500%, 12/01/2038, #AA0889	7,590	7,846

		81,544

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $85,386)		87,511

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 11.0%
Adjustable Rate Δ – 3.4%
Citigroup Mortgage Loan Trust
Series 2004-HYB4, Class HAII
5.350%, 10/25/2034	8,030	5,332
Series 2005-7, Class 2A1A
4.862%, 09/25/2035	1,163	861
Countrywide Alternative Loan Trust
Series 2006-OA17, Class 1A1A
0.511%, 12/20/2046	3,734	1,494
Countrywide Home Loans
Series 2004-2, Class 2A1
5.296%, 02/25/2034	1,362	1,243
Series 2006-HYB5, Class 3A1A
6.041%, 09/20/2036	6,373	2,893
GSR Mortgage Loan Trust
Series 2005-AR1, Class B1
5.086%, 01/25/2035 ¥	2,036	308
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
5.444%, 03/25/2035	704	333
JPMorgan Alternative Loan Trust
Series 2007-S1, Class A1
0.594%, 04/25/2047	2,520	1,183
JPMorgan Mortgage Trust
Series 2004-A1, Class 3A1
4.956%, 02/25/2034	3,127	2,797
Series 2006-A7, Class 3A4
5.941%, 01/25/2037	2,377	518
Residential Funding Mortgage Securities I
Series 2006-SA2, Class 4A1
5.863%, 08/25/2036	2,385	1,584
Wachovia Mortgage Loan Trust
Series 2005-B, Class 1A1
5.008%, 10/20/2035	897	723
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR10, Class 2A5
3.902%, 06/25/2035	527	509
Series 2006-AR1, Class 2A2
5.545%, 03/25/2036	2,889	2,310

		22,088

Fixed Rate – 7.6%
Bank of America Alternative Loan Trust
Series 2007-1, Class 2A2
6.477%, 04/25/2037	2,271	1,282
Chase Mortgage Finance
Series 2003-S11, Class 1A1
5.000%, 10/25/2033	2,241	1,946
Series 2003-S13, Class A16
5.000%, 11/25/2033	6,435	5,587
Chaseflex Trust
Series 2005-2, Class 4A1
5.000%, 05/25/2020	3,781	3,345

The accompanying notes are an integral part of the financial statements.

58   First American Funds 2009 Annual Report

Total Return Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE

Citigroup Mortgage Loan Trust
Series 2005-WF1, Class A2
4.490%, 02/25/2035	$389	$364
Countrywide Alternative Loan Trust
Series 2004-12CB, Class 1A1
5.000%, 07/25/2019	971	917
Series 2004-24CB, Class 2A1
5.000%, 11/25/2019	1,222	1,142
Series 2006-19CB, Class A15
6.000%, 08/25/2036	1,805	1,346
Countrywide Home Loans
Series 2007-17, Class 1A1
6.000%, 10/25/2037	6,485	4,765
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.905%, 03/25/2043 ¥	2,807	2,122
GSR Mortgage Loan Trust
Series 2005-4F, Class B1
5.730%, 05/25/2035 ¥	2,235	1,371
Impac Secured Assets
Series 2000-3, Class M1
8.000%, 10/25/2030 ¥	2,583	2,425
Lehman Brothers Mortgage Trust
Series 2008-6, Class 1A1
6.550%, 07/25/2047	5,614	4,434
Residential Accredit Loans
Series 2005-QS12, Class A7
5.500%, 08/25/2035	2,268	1,882
Washington Mutual Mortgage Pass-Through Certificates
Series 2004-RA3, Class 2A
6.354%, 08/25/2038	1,680	1,621
Series 2007-2, Class 3A1
5.500%, 04/25/2022	3,918	3,513
Wells Fargo Mortgage Backed Securities Trust
Series 2005-13, Class A1
5.000%, 11/25/2020	725	693
Series 2005-3, Class A9
5.500%, 05/25/2035	4,211	2,288
Series 2007-10, Class 1A1
6.000%, 07/25/2037	5,668	4,350
Series 2007-13, Class A8
6.000%, 09/25/2037	5,034	4,253

		49,646

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $95,563)		71,734

Preferred Stocks – 0.6%
Banking – 0.3%
Bank of America
Series MER ▼	98,700	2,001

Insurance – 0.2%
Aspen Insurance Holdings
Series A Æ	84,500	1,353

Sovereign – 0.1%
Fannie Mae
Series S	217,000	291

Total Preferred Stocks
(Cost $9,717)		3,645

Convertible Securities – 0.3%
Communications – 0.1%
Central European Media Entertainment
3.500%, 03/15/2013 ■ Æ	$1,475	946

Energy – 0.2%
Headwaters
2.875%, 06/01/2016 ¥	1,925	1,035

Total Convertible Securities
(Cost $2,521)		1,981

Municipal Bond – 0.2%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950%, 09/01/2016 ¥
(Cost $1,695)	1,695	1,587

U.S. Government & Agency Security – 0.2%
U.S. Treasury – 0.2%
U.S. Treasury Note
2.250%, 05/31/2014
(Cost $1,576)	1,605	1,584

Short-Term Investments – 4.4%
Money Market Fund – 3.3%
First American Prime Obligations Fund, Class Z Å	21,396,127	21,396

U.S. Treasury Obligations – 1.1%
U.S. Treasury Bills ☐
0.185%, 10/08/2009	$1,820	1,819
0.200%, 10/22/2009	3,305	3,303
0.362%, 02/11/2010	2,200	2,195

		7,317

Total Short-Term Investments
(Cost $28,713)		28,713

Investment Purchased with Proceeds from Securities Lending – 10.0%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $65,031)	65,030,884	65,031

Total Investments ▲ – 114.9%
(Cost $828,495)		749,145

Other Assets and Liabilities, Net – (14.9)%		(96,911)

Total Net Assets – 100.0%		$652,234

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2009.

▼	This security or a portion of this security is out on loan at June 30, 2009. Total loaned securities had a value of $63,276 at June 30, 2009. See note 2 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2009, the value of these investments was $72,437 or 11.0% of total net assets. See note 2 in Notes to Financial Statements.

Æ	Represents a foreign high yield (non-investment grade) U.S. dollar denominated security. On June 30, 2009, the value of these investments was $17,581, which represents 2.7% of total net assets.

¬	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted.

¥	Security considered illiquid. As of June 30, 2009, the value of these investments was $16,159 or 2.5% of total net assets. See note 2 in Notes to Financial Statements.

◆	Security in default at June 30, 2009.

«	Security purchased on a when-issued basis. On June 30, 2009, the total cost of investments purchased on a when-issued basis was $34,126 or 5.2% of total net assets. See note 2 in Notes to Financial Statements.

First American Funds 2009 Annual Report   59

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of June 30, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $833,476. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$16,307
Gross unrealized depreciation	(100,638)

Net unrealized depreciation	$(84,331)

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

Australian Dollar Currency Futures	September 2009	155	$12,445	$(173)
Canadian Dollar Currency Futures	September 2009	70	6,027	(336)
U.S. Treasury 2 Year Note Futures	September 2009	(31)	(6,703)	11
U.S. Treasury 5 Year Note Futures	September 2009	(211)	(24,206)	(87)
U.S. Treasury 10 Year Note Futures	September 2009	(182)	(21,160)	(334)
U.S. Treasury Long Bond Futures	September 2009	(266)	(31,484)	(760)

				$(1,679)

Credit Default Swap Agreements

Credit Default Swaps on Credit Indices

Buy Protection1

	Reference	Pay	Expiration	Notional	Unrealized
Counterparty	Entity	Fixed Rate	Date	Amount[2]	Depreciation

UBS	Markit CDX IG12 Index	1.000%	06/20/2014	$13,000	$(186)

Sell Protection3

					Unrealized
	Reference	Receive	Expiration	Notional	Appreciation
Counterparty	Index	Fixed Rate	Date	Amount[2]	(Depreciation)

Deutsche Bank	Markit CDX HVOL11 Index	3.850%	12/20/2013	$7,000	$90
Deutsche Bank	Markit CDX HVOL12 Index	5.000%	06/20/2014	24,000	329
JPMorgan	Markit iTraxx Asia ex-Japan Index	6.500%	06/20/2013	9,600	(606)
JPMorgan	Markit CDX HVOL11 Index	3.850%	12/20/2013	7,600	78
UBS	Markit iTraxx Asia ex-Japan Index	6.500%	06/20/2013	13,200	(934)

					$(1,043)

Total Return Bond Fund (concluded)

[1]	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference entity or underlying securities comprising the reference index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

Interest Rate Swap Agreements

		Pay/
	Floating	Receive				Unrealized
	Rate	Floating	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Rate	Date	Amount	(Depreciation)

UBS	3-Month LIBOR	Receive	2.610%	1/12/2019	$19,000	$1,722
UBS	3-Month LIBOR	Receive	4.045%	11/14/2018	5,000	(136)

						$1,586

Schedule of Open Written Options

Call Options

	Exercise	Premium	Expiration	Number of
Option	Price	Received	Date	Contracts	Value

U.S. Treasury 10 Year Note Futures — September 2009	$119.00	$165	08/21/2009	342	$224
U.S. Treasury 10 Year Note Futures — September 2009	123.00	86	08/21/2009	135	13
U.S. Treasury 10 Year Note Futures — September 2009	124.00	78	08/21/2009	135	6

		$329			$243

Put Options

	Exercise	Premium	Expiration	Number of
Option	Price	Received	Date	Contracts	Value

U.S. Treasury 10 Year Note Futures — September 2009	$111.00	$102	08/21/2009	136	$30
U.S. Treasury 10 Year Note Futures — September 2009	113.00	160	08/21/2009	203	127
U.S. Treasury 10 Year Note Futures — September 2009	115.00	91	08/21/2009	136	162
U.S. Treasury 10 Year Note Futures — September 2009	116.00	105	08/21/2009	137	220
U.S. Treasury 10 Year Note Futures — September 2009	110.00	113	08/21/2009	137	30

		$571			$569

The accompanying notes are an integral part of the financial statements.

60   First American Funds 2009 Annual Report

U.S. Government Mortgage Fund
DESCRIPTION	PAR	FAIR VALUE

U.S. Government Agency Mortgage-Backed Securities – 90.9%
Adjustable Rate Δ – 5.9%
Federal Home Loan Mortgage Corporation Pool
5.559%, 05/01/2037, #1H1396	$2,418	$2,496
Federal National Mortgage Association Pool
5.451%, 03/01/2037, #914224	2,142	2,239
5.455%, 04/01/2037, #913187	1,910	1,944

		6,679

Fixed Rate – 85.0%
Federal Home Loan Mortgage Corporation Pool
7.000%, 07/01/2011, #E20252	7	8
7.500%, 09/01/2012, #G10735	49	51
6.000%, 10/01/2013, #E72802	105	111
5.500%, 01/01/2014, #E00617	401	417
7.000%, 09/01/2014, #E00746	71	76
6.000%, 09/01/2022, #C90580	599	632
6.500%, 01/01/2028, #G00876	251	270
6.500%, 11/01/2028, #C00676	575	618
7.500%, 01/01/2030, #C35768	36	39
6.500%, 03/01/2031, #G01244	461	496
5.000%, 09/01/2033, #C01622	1,600	1,636
6.000%, 08/01/2036, #A51416	822	860
Federal National Mortgage Association Pool
7.000%, 11/01/2011, #250738	4	4
7.000%, 11/01/2011, #349630	2	2
7.000%, 11/01/2011, #351122	6	6
6.000%, 04/01/2013, #425550	67	71
6.500%, 08/01/2013, #251901	52	55
6.000%, 11/01/2013, #556195	83	88
7.000%, 10/01/2014, #252799	48	51
5.500%, 04/01/2016, #580516	404	426
6.500%, 07/01/2017, #254373	528	560
7.000%, 07/01/2017, #254414	529	566
5.500%, 12/01/2017, #673010	401	423
5.500%, 04/01/2018, #695765	475	502
4.500%, 05/01/2018, #254720	1,885	1,956
5.500%, 09/01/2019, #725793	2,256	2,383
6.000%, 12/01/2021, #254138	339	359
6.000%, 01/01/2022, #254179	439	465
6.500%, 06/01/2022, #254344	431	464
6.000%, 10/01/2022, #254513 ▼	496	524
5.500%, 10/01/2025, #255956 ▼	2,610	2,714
7.000%, 12/01/2027, #313941	304	334
7.000%, 09/01/2031, #596680	743	809
6.500%, 12/01/2031, #254169	644	687
6.000%, 04/01/2032, #745101 ▼	2,118	2,204
6.500%, 06/01/2032, #596712	1,708	1,820
6.500%, 07/01/2032, #545759	908	976
7.000%, 07/01/2032, #545815	188	206
6.000%, 08/01/2032, #656269	498	518
5.500%, 03/01/2033, #689109	1,869	1,939
5.500%, 04/01/2033, #703392	2,273	2,358
5.500%, 05/01/2033, #704523	1,474	1,530
5.500%, 06/01/2033, #843435	1,600	1,662
5.500%, 07/01/2033, #726520	2,177	2,259
5.500%, 07/01/2033, #728667	1,183	1,228
4.500%, 08/01/2033, #555680	1,696	1,701
5.000%, 08/01/2033, #736158	2,223	2,275
5.000%, 09/01/2033, #734566	2,230	2,281
5.000%, 10/01/2033, #747533	2,257	2,310
5.500%, 11/01/2033, #555967	2,262	2,347
6.000%, 01/01/2034, #763687	1,960	2,061
6.000%, 03/01/2034, #745324	1,983	2,092
5.000%, 05/01/2034, #780889	3,038	3,106
6.500%, 06/01/2034, #735273 ▼	1,301	1,398
4.500%, 07/01/2034 «	2,870	2,863
4.500%, 09/01/2034, #725866	1,031	1,034
5.000%, 07/01/2035, #826305	2,540	2,595
5.000%, 03/01/2036, #745336 ▼	2,235	2,284
6.000%, 04/01/2037, #923821	737	772
7.000%, 06/01/2037, #928519	4,158	4,516
5.500%, 02/01/2038, #933514	3,153	3,259
5.000%, 03/01/2038, #973241	1,967	2,006
5.500%, 07/15/2038 «	875	903
5.500%, 08/01/2038, #988027 ▼	955	987
5.500%, 12/01/2038, #AA0889	2,240	2,316
5.000%, 06/01/2039 «	7,885	8,028
6.500%, 07/01/2039 «	7,180	7,647
Government National Mortgage Association Pool
9.000%, 11/15/2009, #359559	2	2
8.000%, 10/15/2010, #414750	4	5
7.500%, 12/15/2022, #347332	58	63
7.000%, 09/15/2027, #455304	17	18
6.500%, 07/15/2028, #780825	460	497
6.500%, 08/20/2031, #003120	174	188
7.500%, 12/15/2031, #570134	150	164
6.000%, 09/15/2034, #633605 ▼	1,672	1,752

		96,833

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $100,549)		103,512

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 11.6%
Adjustable Rate Δ – 1.9%
Countrywide Alternative Loan Trust
Series 2006-OA17, Class 1A1A
0.511%, 12/20/2046	896	359
Wells Fargo Mortgage Backed Securities Trust
Series 2003-D, Class A1
4.396%, 02/25/2033	199	179
Series 2006-AR1, Class 2A2
5.545%, 03/25/2036	1,523	1,218
Series 2006-AR14, Class 2A3
6.077%, 10/25/2036	541	371

		2,127

Fixed Rate – 9.7%
Banc of America Funding
Series 2007-4, Class 1A2
5.500%, 06/25/2037	875	466
Bank of America Alternative Loan Trust
Series 2007-1, Class 2A2
6.477%, 04/25/2037	821	464
Countrywide Alternative Loan Trust
Series 2004-24CB, Class 1A1
6.000%, 11/25/2034	1,020	852
Countrywide Home Loans
Series 2007-17, Class 1A1
6.000%, 10/25/2037	1,147	843
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.905%, 03/25/2043 ¥	930	703
GSR Mortgage Loan Trust
Series 2005-4F, Class B1
5.730%, 05/25/2035 ¥	1,341	822

First American Funds 2009 Annual Report   61

Schedule of Investments  June 30, 2009, all dollars are rounded to thousands (000)

U.S. Government Mortgage Fund (continued)
DESCRIPTION	PAR	FAIR VALUE

Impac Secured Assets
Series 2000-3, Class M1
8.000%, 10/25/2030 ¥	$444	$417
Lehman Brothers Mortgage Trust
Series 2008-6, Class 1A1
6.550%, 07/25/2047	729	576
Master Alternative Loans Trust
Series 2005-2, Class 1A3
6.500%, 03/25/2035	577	484
Residential Accredit Loans
Series 2003-QS12, Class M1
5.000%, 06/25/2018 ¥	753	556
Residential Asset Mortgage Products
Series 2003-SL1, Class M1
7.326%, 04/25/2031 ¥	2,408	2,096
Series 2004-SL4, Class A3
6.500%, 07/25/2032	1,051	961
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-2, Class 3A1
5.500%, 04/25/2022	397	356
Washington Mutual MSC Mortgage
Series 2003-MS9, Class CB-1
7.464%, 04/25/2033 ¥	1,370	523
Wells Fargo Mortgage Backed Securities Trust
Series 2007-10, Class 1A1
6.000%, 07/25/2037	844	648
Series 2007-9, Class 1A4
5.500%, 07/25/2037	600	351

		11,118

Total Collateralized Mortgage Obligation- Private Mortgage-Backed Securities
(Cost $17,942)		13,245

Asset-Backed Securities – 9.2%
Credit Cards – 0.9%
American Express Issuance Trust
Series 2005-1, Class C
0.674%, 08/15/2011 Δ	355	339
Discover Card Master Trust I
Series 2007-C1, Class C1
0.639%, 01/15/2013 Δ	375	342
Washington Mutual Master Note Trust
Series 2007-C1, Class C1
0.744%, 05/15/2014 Δ ¥ ■	375	353

		1,034

Home Equity – 0.0%
GRMT Mortgage Loan Trust
Series 2001-1A, Class M1
7.772%, 07/20/2031 ¥ ■	50	43

Manufactured Housing – 0.4%
Origen Manufactured Housing
Series 2005-B, Class M1
5.990%, 01/15/2037	750	458

Other – 7.9%
Banc of America Commercial Mortgage
Series 2005-5, Class AM
5.176%, 10/10/2045 Δ	610	381
Bear Stearns Commercial Mortgage Securities
Series 2007-PW18, Class AJ
6.413%, 06/11/2050	320	105
Series 2007-T28, Class D
6.176%, 09/11/2042 Δ ¥ ■	285	57
Greenwich Capital Commercial Funding
Series 2007-GG11, Class A4
5.736%, 12/10/2049	1,470	1,182
Series 2007-GG11, Class AJ
6.207%, 12/10/2049 Δ	800	325
Series 2007-GG9, Class A4
5.444%, 03/10/2039	1,000	797
GS Mortgage Securities II
Series 2006-GG8, Class A2
5.479%, 11/10/2039	2,000	1,867
Series 2007-GG10, Class A4
5.993%, 08/10/2045	4,000	3,023
JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP5, Class B
5.499%, 12/15/2044 Δ ¥	255	121
Series 2007-CB20, Class AJ
6.303%, 02/12/2051 Δ	505	152
LB-UBS Commercial Mortgage Trust
Series 2008-C1, Class AJ
6.317%, 04/15/2041 Δ	495	188
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class C
5.127%, 07/12/2038 Δ ¥	285	125
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-8, Class AM
6.156%, 08/12/2049 Δ	600	275
Morgan Stanley Capital I
Series 2005-HQ6, Class B
5.152%, 08/13/2042 Δ ¥	120	58
Series 2005-HQ6, Class C
5.172%, 08/13/2042 Δ ¥	110	51
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class AJ
6.100%, 02/15/2051 Δ	445	118
Series 2007-C34, Class AJ
6.147%, 05/15/2046 Δ	455	135

		8,960

Total Asset-Backed Securities
(Cost $14,859)		10,495

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 0.7%
Fixed Rate – 0.7%
Federal Home Loan Mortgage Corporation
Series 2382, Class DA
5.500%, 10/15/2030	108	112
Federal National Mortgage Association
Series 2002-W1, Class 2A
7.500%, 02/25/2042	660	713

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $801)		825

The accompanying notes are an integral part of the financial statements.

62   First American Funds 2009 Annual Report

U.S. Government Mortgage Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE

Short-Term Investments – 4.4%
Money Market Fund – 4.1%
First American Government Obligations Fund, Class Z Å	4,672,526	$4,673

U.S. Treasury Obligations – 0.3%
U.S. Treasury Bills ☐
0.175%, 09/24/2009	$145	145
0.362%, 02/11/2010	150	150

		295

Total Short-Term Investments
(Cost $4,968)		4,968

Investment Purchased with Proceeds from Securities Lending – 10.7%
Mount Vernon Securities Lending Prime Portfolio †
(Cost $12,223)	12,222,729	12,223

Total Investments ▲ – 127.5%
(Cost $151,342)		145,268

Other Assets and Liabilities, Net – (27.5)%		(31,343)

Total Net Assets – 100.0%		$113,925

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2009.

▼	This security or a portion of this security is out on loan at June 30, 2009. Total loaned securities had a value of $11,862 at June 30, 2009. See note 2 in Notes to Financial Statements.

«	Security purchased on a when-issued basis. On June 30, 2009, the total cost of investments purchased on a when-issued basis was $19,151 or 16.8% of total net assets. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2009, the value of these investments was $5,925 or 5.2% of total net assets. See note 2 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2009, the value of these investments was $453 or 0.4% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of June 30, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2009, the cost of investments for federal income tax purposes was $151,672. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$3,141
Gross unrealized depreciation	(9,545)

Net unrealized depreciation	$(6,404)

U.S. Government Mortgage Fund (concluded)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

U.S. Treasury 2 Year Note Futures	September 2009	(12)	$(2,595)	$4
U.S. Treasury 5 Year Note Futures	September 2009	6	688	(5)
U.S. Treasury 10 Year Note Futures	September 2009	(20)	(2,325)	6

				$5

Interest Rate Swap Agreement

Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

UBS	3-Month LIBOR	Receive	4.045%	11/14/2018	$1,000	$(27)

First American Funds 2009 Annual Report   63

Statements ofAssets and Liabilities	June 30, 2009, all dollars and shares are rounded to thousands (000), except for per share data

			Inflation
	Core	High Income	Protected
	Bond Fund	Bond Fund	Securities Fund

Unaffiliated investments, at cost	$1,539,552	$223,373	$177,869
Affiliated money market fund, at cost	24,404	12,449	3,819
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	202,331	17,157	54,175
Premiums received on options written, at cost (note 2)	—	—	—
Cash denominated in foreign currencies, at cost	278	—	48

ASSETS:
Unaffiliated investments, at fair value* (note 2)	$1,434,375	$201,749	$171,800
Affiliated money market fund, at fair value (note 2)	24,404	12,449	3,819
Affiliated investment purchased with proceeds from securities lending, at fair value (note 2)	202,331	17,157	54,175
Cash	—	25	49
Receivable for dividends and interest	13,714	4,210	1,468
Receivable for investments sold	23,051	2,160	—
Receivable for capital shares sold	696	1,514	57
Receivable for swap agreements	593	—	—
Receivable for variation margin	205	—	—
Prepaid expenses and other assets	11	12	11

Total assets	1,699,380	239,276	231,379

LIABILITIES:
Cash denominated in foreign currencies, at fair value	278	—	48
Options written, at value	—	—	—
Bank overdraft	1,020	—	—
Dividends payable	4,133	1,415	—
Payable upon return of securities loaned (note 2)	202,331	17,157	54,175
Payable for investments purchased	14,617	4,988	274
Payable for investments purchased on a when-issued basis	100,893	—	—
Payable for capital shares redeemed	3,511	320	1,046
Payable for swap agreements	—	—	106
Payable for variation margin	—	5	6
Payable to affiliates (note 3)	803	141	81
Payable for distribution and shareholder servicing fees	18	11	3
Accrued expenses and other liabilities	35	32	32

Total liabilities	327,639	24,069	55,771

Net assets	$1,371,741	$215,207	$175,608

COMPOSITION OF NET ASSETS:
Portfolio capital	$1,536,114	$284,860	$197,864
Undistributed (distributions in excess of) net investment income	(389)	(167)	(9)
Accumulated net realized gain (loss) on investments, future contracts, foreign currency transactions, options written, and swap agreements (note 2)	(58,882)	(47,854)	(16,039)
Net unrealized appreciation (depreciation) of:
Investments	(105,177)	(21,624)	(6,069)
Futures contracts	(1,150)	(8)	4
Options written	—	—	—
Swap agreements	1,225	—	(143)
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	—

Net assets	$1,371,741	$215,207	$175,608

* Including securities loaned, at fair value	$197,715	$16,751	$53,222

The accompanying notes are an integral part of the financial statements.

64   First American Funds 2009 Annual Report

Intermediate
Government	Intermediate Term	Short Term	Total Return	U.S. Government
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Mortgage Fund

$106,930	$744,847	$380,485	$742,068	$134,446
4,596	26,689	9,470	21,396	4,673
—	51,662	55,264	65,031	12,223
—	—	—	900	—
—	—	47	517	—

$107,541	$713,161	$370,765	$662,718	$128,372
4,596	26,689	9,470	21,396	4,673
—	51,662	55,264	65,031	12,223
—	342	88	1,030	8
1,176	8,317	2,815	7,844	557
667	119	243	9,268	46
233	2,868	1,649	481	35
—	561	153	334	—
—	—	13	—	8
—	2	12	11	5

114,213	803,721	440,472	768,113	145,927

—	—	47	516	—
—	—	—	812	—
—	—	—	—	—
94	2,161	1,047	2,869	322
—	51,662	55,264	65,031	12,223
—	—	2,891	9,971	—
—	—	—	34,126	19,151
2,287	945	274	1,351	175
—	—	—	—	31
—	64	—	748	—
49	418	176	410	61
1	3	15	7	7
33	32	30	38	32

2,464	55,285	59,744	115,879	32,002

$111,749	$748,436	$380,728	$652,234	$113,925

$109,148	$806,853	$409,635	$814,645	$132,187
45	(36)	(76)	534	(34)
1,945	(25,358)	(18,724)	(82,362)	(12,132)

611	(31,686)	(9,720)	(79,350)	(6,074)
—	(1,156)	(181)	(1,679)	5
—	—	—	88	—
—	(181)	(206)	357	(27)
—	—	—	1	—

$111,749	$748,436	$380,728	$652,234	$113,925

—	$50,427	$54,072	$63,276	$11,862

First American Funds 2009 Annual Report   65

Statements ofAssets and Liabilities	continued

			Inflation
	Core	High Income	Protected
	Bond Fund	Bond Fund	Securities Fund

Class A:
Net assets	$82,373	$25,696	$5,439
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,206	3,592	567
Net asset value and redemption price per share	$10.04	$7.15	$9.59
Maximum offering price per share[1]	$10.49	$7.47	$10.02
Class B:
Net assets	$5,780	$2,157	—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	581	303	—
Net asset value, offering price, and redemption price per share[2]	$9.95	$7.11	—
Class C:
Net assets	$3,693	$5,038	$1,406
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	369	708	147
Net asset value per share[2]	$10.00	$7.12	$9.53
Class R:
Net assets	$406	$265	$1,262
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	40	36	132
Net asset value, offering price, and redemption price per share	$10.09	$7.28	$9.58
Class Y:
Net assets	$1,279,489	$182,051	$167,501
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	127,507	25,439	17,458
Net asset value, offering price, and redemption price per share	$10.03	$7.16	$9.59

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in Notes to Financial Statements.

[2]	Class B and Class C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

66   First American Funds 2009 Annual Report

Intermediate
Government	Intermediate Term	Short Term	Total Return	U.S. Government
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Mortgage Fund

$10,496	$23,905	$65,704	$13,948	$10,149
1,210	2,524	6,799	1,548	1,038
$8.67	$9.47	$9.66	$9.01	$9.78
$8.87	$9.69	$9.88	$9.41	$10.21

—	—	—	$1,719	$3,014
—	—	—	192	308
—	—	—	$8.97	$9.80

—	—	—	$2,778	$2,120
—	—	—	310	218
—	—	—	$8.96	$9.74

—	—	—	$681	$2,386
—	—	—	75	244
—	—	—	$9.07	$9.76

$101,253	$724,531	$315,024	$633,108	$96,256
11,677	76,807	32,584	70,282	9,840
$8.67	$9.43	$9.67	$9.01	$9.78

First American Funds 2009 Annual Report   67

Statements ofOperations	For the year ended June 30, 2009, all dollars are rounded to thousands (000)

			Inflation
	Core	High Income	Protected
	Bond Fund	Bond Fund	Securities Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$92,783	$19,374	$5,845
Dividends from unaffiliated investments	351	1,388	53
Dividends from affiliated money market fund	222	86	43
Less: Foreign taxes withheld	—	(9)	—
Securities lending income	598	147	688

Total investment income	93,954	20,986	6,629

EXPENSES (note 3):
Investment advisory fees	6,463	1,244	1,085
Administration fees	2,896	424	496
Transfer agent fees	227	134	99
Custodian fees	65	9	11
Legal fees	15	16	16
Audit fees	37	36	37
Registration fees	54	52	45
Postage and printing fees	62	10	10
Directors’ fees	29	29	29
Other expenses	24	20	20
Distribution and shareholder servicing fees:
Class A	200	53	10
Class B	63	24	—
Class C	37	49	7
Class R	2	1	6

Total expenses	10,174	2,101	1,871

Less: Fee waivers (note 3)	(847)	(468)	(549)
Less: Indirect payments from custodian (note 3)	(3)	—	—

Total net expenses	9,324	1,633	1,322

Investment income – net	84,630	19,353	5,307

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5):
Net realized gain (loss) on:
Investments	(44,797)	(41,280)	(6,928)
Futures contracts	(8,565)	1,291	568
Options written	(56)	—	(11)
Swap agreements	(3,086)	1,530	667
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(80)	—	7
Net change in unrealized appreciation or depreciation of:
Investments	(53,547)	(2,227)	(11,535)
Futures contracts	(1,120)	121	(183)
Options written	—	—	—
Swap agreements	2,856	(242)	(157)
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(2)	—	7

Net gain (loss) on investments, futures contracts, options written, foreign currency transactions, and swap agreements	(108,397)	(40,807)	(17,565)

Net increase (decrease) in net assets resulting from operations	$(23,767)	$(21,454)	$(12,258)

The accompanying notes are an integral part of the financial statements.

68   First American Funds 2009 Annual Report

Intermediate
Government	Intermediate Term	Short Term	Total Return	U.S. Government
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Mortgage Fund

$3,521	$42,605	$17,797	$64,252	$7,359
—	163	—	582	—
30	177	258	269	39
—	—	—	(17)	—
—	218	102	248	40

3,551	43,163	18,157	65,334	7,438

590	3,543	1,617	4,601	615
274	1,571	748	1,734	298
61	62	103	125	123
6	36	16	38	6
15	16	16	13	15
36	37	37	39	37
27	29	30	52	53
7	32	15	39	6
29	29	29	29	29
19	20	19	23	20

30	59	140	32	25
—	—	—	19	33
—	—	—	27	21
—	—	—	2	10

1,094	5,434	2,770	6,773	1,291

(370)	(455)	(761)	(959)	(345)
—	(3)	(2)	(4)	—

724	4,976	2,007	5,810	946

2,827	38,187	16,150	59,524	6,492

2,409	(15,230)	(5,134)	(61,203)	215
—	(4,487)	987	(9,842)	(2,943)
—	—	(11)	915	—
—	2,045	1,358	(14,144)	93

—	—	(15)	264	—

768	(14,219)	(3,864)	(41,674)	(1,965)
—	(789)	(55)	1,035	38
—	—	—	(408)	—
—	1,031	(227)	1,386	(297)

—	—	—	19	—

3,177	(31,649)	(6,961)	(123,652)	(4,859)

$6,004	$6,538	$9,189	$(64,128)	$1,633

First American Funds 2009 Annual Report   69

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

					Inflation
	Core		High Income		Protected
	Bond Fund		Bond Fund		Securities Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

OPERATIONS:
Investment income – net	$84,630	$80,205	$19,353	$20,036	$5,307	$14,750
Net realized gain (loss) on:
Investments	(44,797)	7,467	(41,280)	(10,921)	(6,928)	3,465
Futures contracts	(8,565)	5,859	1,291	1,015	568	(606)
Options written	(56)	391	—	—	(11)	67
Swap agreements	(3,086)	16,969	1,530	2,015	667	1,420
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(80)	(11)	—	—	7	5
Net change in unrealized appreciation or depreciation of:
Investments	(53,547)	(18,072)	(2,227)	(19,004)	(11,535)	14,716
Futures contracts	(1,120)	1,703	121	(84)	(183)	815
Options written	—	(106)	—	—	—	(19)
Swap agreements	2,856	(3,678)	(242)	(175)	(157)	(176)
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(2)	3	—	—	7	(6)

Net increase (decrease) in net assets resulting from operations	(23,767)	90,730	(21,454)	(7,118)	(12,258)	34,431

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(5,156)	(4,504)	(2,415)	(2,154)	(91)	(162)
Class B	(363)	(318)	(245)	(275)	—	—
Class C	(213)	(169)	(512)	(487)	(6)	(16)
Class R	(20)	(10)	(23)	(14)	(28)	(52)
Class Y	(80,122)	(72,552)	(16,979)	(16,811)	(7,681)	(14,266)
Realized gain on investments – net:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class Y	—	—	—	—	—	—
Return of capital:
Class A	—	—	—	—	(53)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	(9)	—
Class R	—	—	—	—	(15)	—
Class Y	—	—	—	—	(2,696)	—

Total distributions	(85,874)	(77,553)	(20,174)	(19,741)	(10,579)	(14,496)

The accompanying notes are an integral part of the financial statements.

70   First American Funds 2009 Annual Report

Intermediate
Government		Intermediate Term		Short Term		Total Return		U.S. Government
Bond Fund		Bond Fund		Bond Fund		Bond Fund		Mortgage Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

$2,827	$2,049	$38,187	$35,856	$16,150	$15,887	$59,524	$51,878	$6,492	$7,103

2,409	1,212	(15,230)	7,883	(5,134)	245	(61,203)	11,426	215	651
—	—	(4,487)	4,339	987	(227)	(9,842)	3,259	(2,943)	(3,511)
—	—	—	193	(11)	—	915	2,228	—	—
—	—	2,045	6,796	1,358	3,111	(14,144)	13,903	93	1,122
—	—	—	—	(15)	(98)	264	(74)	—	—

768	694	(14,219)	(7,558)	(3,864)	(2,442)	(41,674)	(25,631)	(1,965)	210
—	—	(789)	800	(55)	(279)	1,035	(1,248)	38	293
—	—	—	(51)	—	—	(408)	447	—	—
—	—	1,031	(1,465)	(227)	(660)	1,386	(4,335)	(297)	145
—	—	—	—	—	—	19	(33)	—	—

6,004	3,955	6,538	46,793	9,189	15,537	(64,128)	51,820	1,633	6,013

(257)	(152)	(1,326)	(1,209)	(2,560)	(2,764)	(946)	(708)	(528)	(576)
—	—	—	—	—	—	(125)	(89)	(149)	(167)
—	—	—	—	—	—	(182)	(116)	(95)	(102)
—	—	—	—	—	—	(24)	(11)	(102)	(35)
(2,457)	(1,931)	(39,603)	(32,706)	(12,651)	(12,551)	(57,528)	(48,984)	(5,901)	(6,259)

—	—	—	—	—	—	(234)	—	—	—
—	—	—	—	—	—	(37)	—	—	—
—	—	—	—	—	—	(45)	—	—	—
—	—	—	—	—	—	(4)	—	—	—
—	—	—	—	—	—	(14,120)	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(2,714)	(2,083)	(40,929)	(33,915)	(15,211)	(15,315)	(73,245)	(49,908)	(6,775)	(7,139)

First American Funds 2009 Annual Report   71

Statements ofChanges in Net Assets	continued

					Inflation
	Core		High Income		Protected
	Bond Fund		Bond Fund		Securities Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	10,085	10,204	16,377	13,748	3,292	929
Reinvestment of distributions	3,991	3,468	1,572	1,384	110	118
Payments for redemptions	(19,007)	(22,665)	(13,646)	(16,878)	(1,048)	(689)

Increase (decrease) in net assets from Class A transactions	(4,931)	(8,993)	4,303	(1,746)	2,354	358

Class B:
Proceeds from sales	381	634	123	169	—	—
Reinvestment of distributions	335	290	159	167	—	—
Payments for redemptions	(2,011)	(2,905)	(1,022)	(1,225)	—	—

Increase (decrease) in net assets from Class B transactions	(1,295)	(1,981)	(740)	(889)	—	—

Class C:
Proceeds from sales	963	826	491	882	1,321	252
Reinvestment of distributions	176	144	267	260	9	9
Payments for redemptions	(1,459)	(1,184)	(1,062)	(2,406)	(287)	(265)

Increase (decrease) in net assets from Class C transactions	(320)	(214)	(304)	(1,264)	1,043	(4)

Class R:
Proceeds from sales	151	340	105	238	317	390
Reinvestment of distributions	20	10	8	4	43	52
Payments for redemptions	(36)	(127)	(3)	(227)	(204)	(163)

Increase in net assets from Class R transactions	135	223	110	15	156	279

Class Y:
Proceeds from sales	475,310	288,760	62,943	38,777	46,823	119,279
Reinvestment of distributions	23,742	19,639	1,716	1,842	2,129	3,012
Payments for redemptions	(586,834)	(382,775)	(49,948)	(46,573)	(137,643)	(136,470)

Increase (decrease) in net assets from Class Y transactions	(87,782)	(74,376)	14,711	(5,954)	(88,691)	(14,179)

Increase (decrease) in net assets from capital share transactions	(94,193)	(85,341)	18,080	(9,838)	(85,138)	(13,546)

Total increase (decrease) in net assets	(203,834)	(72,164)	(23,548)	(36,697)	(107,975)	6,389
Net assets at beginning of year	1,575,575	1,647,739	238,755	275,452	283,583	277,194

Net assets at end of year	$1,371,741	$1,575,575	$215,207	$238,755	$175,608	$283,583

Undistributed (distributions in excess of) net investment income	$(389)	$3,698	$(167)	$872	$(9)	$2,576

The accompanying notes are an integral part of the financial statements.

72   First American Funds 2009 Annual Report

Intermediate
Government		Intermediate Term		Short Term		Total Return		U.S. Government
Bond Fund		Bond Fund		Bond Fund		Bond Fund		Mortgage Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

15,012	5,998	3,133	4,210	16,921	2,014	3,930	6,610	2,136	788
206	137	1,092	1,005	1,947	2,093	924	551	446	496
(11,591)	(1,341)	(7,402)	(8,047)	(11,765)	(10,889)	(5,068)	(4,841)	(3,339)	(3,686)

3,627	4,794	(3,177)	(2,832)	7,103	(6,782)	(214)	2,320	(757)	(2,402)

—	—	—	—	—	—	230	676	110	161
—	—	—	—	—	—	131	61	127	139
—	—	—	—	—	—	(758)	(632)	(824)	(1,458)

—	—	—	—	—	—	(397)	105	(587)	(1,158)

—	—	—	—	—	—	1,198	2,257	435	140
—	—	—	—	—	—	166	77	78	85
—	—	—	—	—	—	(1,819)	(423)	(569)	(1,029)

—	—	—	—	—	—	(455)	1,911	(56)	(804)

—	—	—	—	—	—	442	196	1,871	1,688
—	—	—	—	—	—	28	11	101	35
—	—	—	—	—	—	(130)	(131)	(1,122)	(312)

—	—	—	—	—	—	340	76	850	1,411

109,739	44,048	197,327	184,766	134,155	46,206	299,711	441,760	13,315	26,624
1,341	1,098	10,867	10,529	3,778	4,114	22,461	17,097	1,102	1,299
(76,536)	(20,848)	(217,486)	(193,684)	(75,622)	(104,277)	(622,967)	(243,047)	(37,112)	(37,478)

34,544	24,298	(9,292)	1,611	62,311	(53,957)	(300,795)	215,810	(22,695)	(9,555)

38,171	29,092	(12,469)	(1,221)	69,414	(60,739)	(301,521)	220,222	(23,245)	(12,508)

41,461	30,964	(46,860)	11,657	63,392	(60,517)	(438,894)	222,134	(28,387)	(13,634)
70,288	39,324	795,296	783,639	317,336	377,853	1,091,128	868,994	142,312	155,946

$111,749	$70,288	$748,436	$795,296	$380,728	$317,336	$652,234	$1,091,128	$113,925	$142,312

$45	$(68)	$(36)	$1,979	$(76)	$470	$534	$3,403	$(34)	$310

First American Funds 2009 Annual Report   73

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Core Bond Fund[1]
Class A
2009[2]	$10.86	$0.61	$(0.81)	$(0.20)	$(0.62)	$—	$(0.62)	$10.04
2008[2]	10.79	0.51	0.05	0.56	(0.49)	—	(0.49)	10.86
2007[2]	10.71	0.47	0.09	0.56	(0.48)	—	(0.48)	10.79
2006[3]	11.15	0.33	(0.37)	(0.04)	(0.33)	(0.07)	(0.40)	10.71
2005[4]	11.27	0.40	(0.09)	0.31	(0.42)	(0.01)	(0.43)	11.15
2004[4]	11.56	0.38	(0.09)	0.29	(0.41)	(0.17)	(0.58)	11.27
Class B
2009[2]	$10.77	$0.54	$(0.81)	$(0.27)	$(0.55)	$—	$(0.55)	$9.95
2008[2]	10.70	0.42	0.06	0.48	(0.41)	—	(0.41)	10.77
2007[2]	10.63	0.38	0.09	0.47	(0.40)	—	(0.40)	10.70
2006[3]	11.07	0.26	(0.36)	(0.10)	(0.27)	(0.07)	(0.34)	10.63
2005[4]	11.19	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	11.07
2004[4]	11.48	0.29	(0.09)	0.20	(0.32)	(0.17)	(0.49)	11.19
Class C
2009[2]	$10.83	$0.54	$(0.82)	$(0.28)	$(0.55)	$—	$(0.55)	$10.00
2008[2]	10.75	0.43	0.06	0.49	(0.41)	—	(0.41)	10.83
2007[2]	10.67	0.38	0.10	0.48	(0.40)	—	(0.40)	10.75
2006[3]	11.12	0.26	(0.37)	(0.11)	(0.27)	(0.07)	(0.34)	10.67
2005[4]	11.24	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	11.12
2004[4]	11.53	0.29	(0.09)	0.20	(0.32)	(0.17)	(0.49)	11.24
Class R5
2009[2]	$10.89	$0.59	$(0.79)	$(0.20)	$(0.60)	$—	$(0.60)	$10.09
2008[2]	10.81	0.49	0.05	0.54	(0.46)	—	(0.46)	10.89
2007[2]	10.73	0.44	0.09	0.53	(0.45)	—	(0.45)	10.81
2006[3]	11.17	0.31	(0.36)	(0.05)	(0.32)	(0.07)	(0.39)	10.73
2005[4]	11.30	0.38	(0.10)	0.28	(0.40)	(0.01)	(0.41)	11.17
2004[4]	11.56	0.38	(0.10)	0.28	(0.37)	(0.17)	(0.54)	11.30
Class Y
2009[2]	$10.86	$0.64	$(0.82)	$(0.18)	$(0.65)	$—	$(0.65)	$10.03
2008[2]	10.78	0.54	0.06	0.60	(0.52)	—	(0.52)	10.86
2007[2]	10.70	0.49	0.10	0.59	(0.51)	—	(0.51)	10.78
2006[3]	11.15	0.35	(0.38)	(0.03)	(0.35)	(0.07)	(0.42)	10.70
2005[4]	11.27	0.42	(0.08)	0.34	(0.45)	(0.01)	(0.46)	11.15
2004[4]	11.56	0.40	(0.08)	0.32	(0.44)	(0.17)	(0.61)	11.27

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

74   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(1.37)%	$82,373	0.95%	6.34%	1.02%	6.27%	160%
5.24	94,571	0.95	4.63	1.01	4.57	131
5.26	102,723	0.95	4.25	1.01	4.19	137
(0.34)	134,845	0.95	3.98	1.03	3.90	139
2.75	161,410	0.95	3.51	1.05	3.41	208
2.60	184,805	0.95	3.30	1.05	3.20	182

(2.12)%	$5,780	1.70%	5.59%	1.77%	5.52%	160%
4.50	7,733	1.70	3.87	1.76	3.81	131
4.41	9,634	1.70	3.50	1.76	3.44	137
(0.91)	13,819	1.70	3.23	1.78	3.15	139
2.00	17,078	1.70	2.76	1.80	2.66	208
1.83	21,046	1.70	2.58	1.80	2.48	182

(2.21)%	$3,693	1.70%	5.59%	1.77%	5.52%	160%
4.57	4,383	1.70	3.89	1.76	3.83	131
4.48	4,567	1.70	3.50	1.76	3.44	137
(1.01)	5,183	1.70	3.22	1.78	3.14	139
1.99	7,266	1.70	2.76	1.80	2.66	208
1.81	9,132	1.70	2.58	1.80	2.48	182

(1.43)%	$406	1.20%	6.11%	1.27%	6.04%	160%
5.06	289	1.20	4.42	1.26	4.36	131
4.99	65	1.20	4.01	1.29	3.92	137
(0.51)	34	1.20	3.77	1.43	3.54	139
2.51	16	1.20	3.37	1.45	3.12	208
2.53	1	0.95	3.37	1.05	3.27	182

(1.22)%	$1,279,489	0.70%	6.57%	0.77%	6.50%	160%
5.60	1,468,599	0.70	4.88	0.76	4.82	131
5.53	1,530,750	0.70	4.50	0.76	4.44	137
(0.24)	1,680,105	0.70	4.24	0.78	4.16	139
3.01	1,725,850	0.70	3.77	0.80	3.67	208
2.87	1,740,470	0.70	3.58	0.80	3.48	182

First American Funds 2009 Annual Report   75

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions	from			Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Return of		Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Capital		Distributions	Period

High Income Bond Fund[1]
Class A
2009[2]	$8.65	$0.73	$(1.47)	$(0.74)	$(0.76)	$—	$—		$(0.76)	$7.15
2008[2]	9.61	0.71	(0.97)	(0.26)	(0.70)	—	—		(0.70)	8.65
2007[2]	9.22	0.65	0.38	1.03	(0.64)	—	—		(0.64)	9.61
2006[3]	9.41	0.49	(0.20)	0.29	(0.48)	—	—		(0.48)	9.22
2005[4]	9.45	0.66	(0.04)	0.62	(0.66)	—	—	[7]	(0.66)	9.41
2004[4]	9.13	0.68	0.32	1.00	(0.68)	—	—		(0.68)	9.45
Class B
2009[2]	$8.61	$0.68	$(1.47)	$(0.79)	$(0.71)	$—	$—		$(0.71)	$7.11
2008[2]	9.57	0.63	(0.96)	(0.33)	(0.63)	—	—		(0.63)	8.61
2007[2]	9.18	0.57	0.39	0.96	(0.57)	—	—		(0.57)	9.57
2006[3]	9.37	0.43	(0.19)	0.24	(0.43)	—	—		(0.43)	9.18
2005[4]	9.41	0.58	(0.03)	0.55	(0.59)	—	—	[7]	(0.59)	9.37
2004[4]	9.09	0.61	0.32	0.93	(0.61)	—	—		(0.61)	9.41
Class C
2009[2]	$8.62	$0.68	$(1.47)	$(0.79)	$(0.71)	$—	$—		$(0.71)	$7.12
2008[2]	9.58	0.63	(0.96)	(0.33)	(0.63)	—	—		(0.63)	8.62
2007[2]	9.19	0.57	0.39	0.96	(0.57)	—	—		(0.57)	9.58
2006[3]	9.38	0.43	(0.19)	0.24	(0.43)	—	—		(0.43)	9.19
2005[4]	9.42	0.58	(0.03)	0.55	(0.59)	—	—	[7]	(0.59)	9.38
2004[4]	9.10	0.61	0.32	0.93	(0.61)	—	—		(0.61)	9.42
Class R5
2009[2]	$8.79	$0.73	$(1.49)	$(0.76)	$(0.75)	$—	$—		$(0.75)	$7.28
2008[2]	9.75	0.69	(0.98)	(0.29)	(0.67)	—	—		(0.67)	8.79
2007[2]	9.35	0.62	0.40	1.02	(0.62)	—	—		(0.62)	9.75
2006[3]	9.53	0.49	(0.20)	0.29	(0.47)	—	—		(0.47)	9.35
2005[4]	9.60	0.62	(0.04)	0.58	(0.65)	—	—	[7]	(0.65)	9.53
2004[4]	9.21	0.69	0.32	1.01	(0.62)	—	—		(0.62)	9.60
Class Y
2009[2]	$8.66	$0.75	$(1.47)	$(0.72)	$(0.78)	$—	$—		$(0.78)	$7.16
2008[2]	9.62	0.73	(0.97)	(0.24)	(0.72)	—	—		(0.72)	8.66
2007[2]	9.23	0.67	0.39	1.06	(0.67)	—	—		(0.67)	9.62
2006[3]	9.42	0.51	(0.20)	0.31	(0.50)	—	—		(0.50)	9.23
2005[4]	9.46	0.68	(0.03)	0.65	(0.69)	—	—	[7]	(0.69)	9.42
2004[4]	9.13	0.70	0.34	1.04	(0.71)	—	—		(0.71)	9.46

Inflation Protected Securities Fund[1]
Class A
2009[2]	$10.20	$0.14	$(0.37)	$(0.23)	$(0.26)	$—	$(0.12)		$(0.38)	$9.59
2008[2]	9.43	0.54	0.76	1.30	(0.53)	—	—		(0.53)	10.20
2007[2]	9.54	0.39	(0.16)	0.23	(0.34)	—	—		(0.34)	9.43
2006[3]	10.12	0.38	(0.55)	(0.17)	(0.40)	(0.01)	—		(0.41)	9.54
2005[6]	10.00	0.51	(0.02)	0.49	(0.37)	—	—		(0.37)	10.12
Class C
2009[2]	$10.18	$0.11	$(0.43)	$(0.32)	$(0.21)	$—	$(0.12)		$(0.33)	$9.53
2008[2]	9.41	0.48	0.75	1.23	(0.46)	—	—		(0.46)	10.18
2007[2]	9.53	0.33	(0.18)	0.15	(0.27)	—	—		(0.27)	9.41
2006[3]	10.11	0.31	(0.53)	(0.22)	(0.35)	(0.01)	—		(0.36)	9.53
2005[6]	10.00	0.40	0.02	0.42	(0.31)	—	—		(0.31)	10.11
Class R
2009[2]	$10.20	$0.13	$(0.39)	$(0.26)	$(0.24)	$—	$(0.12)		$(0.36)	$9.58
2008[2]	9.43	0.52	0.75	1.27	(0.50)	—	—		(0.50)	10.20
2007[2]	9.55	0.33	(0.13)	0.20	(0.32)	—	—		(0.32)	9.43
2006[3]	10.13	0.38	(0.56)	(0.18)	(0.39)	(0.01)	—		(0.40)	9.55
2005[6]	10.00	0.43	0.05	0.48	(0.35)	—	—		(0.35)	10.13
Class Y
2009[2]	$10.20	$0.23	$(0.45)	$(0.22)	$(0.27)	$—	$(0.12)		$(0.39)	$9.59
2008[2]	9.43	0.56	0.76	1.32	(0.55)	—	—		(0.55)	10.20
2007[2]	9.55	0.40	(0.16)	0.24	(0.36)	—	—		(0.36)	9.43
2006[3]	10.13	0.42	(0.57)	(0.15)	(0.42)	(0.01)	—		(0.43)	9.55
2005[6]	10.00	0.51	0.01	0.52	(0.39)	—	—		(0.39)	10.13

[1]	Per share data calculated using average shares outstanding method.
[2]	For the period July 1 through June 30 in the fiscal year indicated.
[3]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
[4]	For the period October 1 through September 30 in the fiscal year indicated.
[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
[6]	Commenced operations on October 1, 2004. All ratios for the period ended September 30, 2005 have been annualized, except total return and portfolio turnover.
[7]	Includes a tax return of capital of less than $0.01.
[8]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

76   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[8]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

(7.26)%	$25,696	1.10%	10.79%	1.36%	10.53%	108%
(2.84)	24,420	1.10	7.74	1.31	7.53	100
11.46	28,932	1.10	6.74	1.30	6.54	101
3.14	29,573	1.10	6.94	1.29	6.75	68
6.74	34,144	1.02	6.88	1.27	6.63	77
11.30	43,842	1.00	7.25	1.26	6.99	80

(7.99)%	$2,157	1.85%	9.92%	2.11%	9.66%	108%
(3.57)	3,496	1.85	6.97	2.06	6.76	100
10.67	4,814	1.85	6.00	2.05	5.80	101
2.57	5,988	1.85	6.19	2.04	6.00	68
5.97	7,191	1.77	6.13	2.02	5.88	77
10.52	8,521	1.75	6.50	2.01	6.24	80

(7.98)%	$5,038	1.85%	9.98%	2.11%	9.72%	108%
(3.57)	6,490	1.85	6.97	2.06	6.76	100
10.66	8,522	1.85	5.98	2.05	5.78	101
2.56	9,873	1.85	6.19	2.04	6.00	68
5.96	13,403	1.77	6.13	2.02	5.88	77
10.51	17,349	1.75	6.50	2.01	6.24	80

(7.49)%	$265	1.35%	10.72%	1.61%	10.46%	108%
(3.04)	185	1.35	7.37	1.56	7.16	100
11.12	186	1.35	6.38	1.56	6.17	101
3.09	73	1.35	6.82	1.69	6.48	68
6.23	4	1.33	6.31	1.73	5.91	77
11.29	1	1.00	7.33	1.26	7.07	80

(7.01)%	$182,051	0.85%	10.93%	1.11%	10.67%	108%
(2.59)	204,164	0.85	7.99	1.06	7.78	100
11.73	232,998	0.85	6.98	1.05	6.78	101
3.34	205,382	0.85	7.19	1.04	7.00	68
7.01	207,610	0.77	7.13	1.02	6.88	77
11.69	234,770	0.75	7.49	1.01	7.23	80

(2.18)%	$5,439	0.85%	1.52%	1.10%	1.27%	24%
14.01	3,294	0.85	5.40	1.08	5.17	71
2.41	2,712	0.85	4.09	1.06	3.88	90
(1.69)	5,042	0.85	5.20	1.08	4.97	85
4.93	6,917	0.85	5.04	1.09	4.80	23

(3.03)%	$1,406	1.59%	1.19%	1.84%	0.94%	24%
13.20	365	1.60	4.82	1.83	4.59	71
1.53	348	1.60	3.44	1.81	3.23	90
(2.26)	552	1.60	4.29	1.83	4.06	85
4.18	855	1.60	3.98	1.84	3.74	23

(2.43)%	$1,262	1.10%	1.34%	1.35%	1.09%	24%
13.73	1,175	1.10	5.21	1.33	4.98	71
2.09	822	1.10	3.45	1.31	3.24	90
(1.80)	1	1.10	5.17	1.48	4.79	85
4.81	1	1.10	4.22	1.49	3.83	23

(2.03)%	$167,501	0.60%	2.48%	0.85%	2.23%	24%
14.29	278,749	0.60	5.64	0.83	5.41	71
2.56	273,312	0.60	4.21	0.81	4.00	90
(1.50)	317,977	0.60	5.73	0.83	5.50	85
5.24	269,412	0.60	5.05	0.84	4.81	23

First American Funds 2009 Annual Report   77

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Distributions	Distributions		Net Asset
	Value	Net	Gains	Total from	from Net	from Net	from		Value
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Return of	Total	End of
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	Period

Intermediate Government Bond Fund[1]
Class A
2009[2]	$8.42	$0.19	$0.25	$0.44	$(0.19)	$—	$—	$(0.19)	$8.67
2008[2]	8.00	0.28	0.43	0.71	(0.29)	—	—	(0.29)	8.42
2007[2]	7.99	0.31	0.06	0.37	(0.33)	—	(0.03)	(0.36)	8.00
2006[3]	8.26	0.22	(0.22)	—	(0.22)	(0.05)	—	(0.27)	7.99
2005[4]	8.82	0.27	(0.15)	0.12	(0.28)	(0.40)	—	(0.68)	8.26
2004[4]	10.01	0.24	(0.16)	0.08	(0.24)	(1.03)	—	(1.27)	8.82
Class Y
2009[2]	$8.42	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$8.67
2008[2]	8.00	0.30	0.42	0.72	(0.30)	—	—	(0.30)	8.42
2007[2]	7.99	0.32	0.06	0.38	(0.34)	—	(0.03)	(0.37)	8.00
2006[3]	8.25	0.22	(0.20)	0.02	(0.23)	(0.05)	—	(0.28)	7.99
2005[4]	8.82	0.28	(0.16)	0.12	(0.29)	(0.40)	—	(0.69)	8.25
2004[4]	10.01	0.26	(0.17)	0.09	(0.25)	(1.03)	—	(1.28)	8.82

Intermediate Term Bond Fund[1]
Class A
2009[2]	$9.90	$0.48	$(0.40)	$0.08	$(0.51)	$—	$—	$(0.51)	$9.47
2008[2]	9.73	0.44	0.14	0.58	(0.41)	—	—	(0.41)	9.90
2007[2]	9.68	0.41	0.05	0.46	(0.41)	—	—	(0.41)	9.73
2006[3]	9.99	0.29	(0.27)	0.02	(0.30)	(0.03)	—	(0.33)	9.68
2005[4]	10.25	0.34	(0.17)	0.17	(0.33)	(0.10)	—	(0.43)	9.99
2004[4]	10.46	0.31	(0.10)	0.21	(0.31)	(0.11)	—	(0.42)	10.25
Class Y
2009[2]	$9.87	$0.49	$(0.40)	$0.09	$(0.53)	$—	$—	$(0.53)	$9.43
2008[2]	9.70	0.45	0.15	0.60	(0.43)	—	—	(0.43)	9.87
2007[2]	9.65	0.42	0.06	0.48	(0.43)	—	—	(0.43)	9.70
2006[3]	9.96	0.30	(0.27)	0.03	(0.31)	(0.03)	—	(0.34)	9.65
2005[4]	10.22	0.36	(0.17)	0.19	(0.35)	(0.10)	—	(0.45)	9.96
2004[4]	10.43	0.33	(0.11)	0.22	(0.32)	(0.11)	—	(0.43)	10.22

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

78   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

5.30%	$10,496	0.75%	2.22%	1.15%	1.82%	133%
8.90	6,504	0.75	3.32	1.33	2.74	118
4.68	1,619	0.75	3.80	1.46	3.09	84
0.06	1,689	0.75	3.56	1.26	3.05	70
1.40	1,970	0.75	3.21	1.09	2.87	161
0.98	1,872	0.75	2.69	1.03	2.41	53

5.46%	$101,253	0.60%	2.41%	0.90%	2.11%	133%
9.07	63,784	0.60	3.60	1.08	3.12	118
4.84	37,705	0.60	3.94	1.21	3.33	84
0.30	42,781	0.60	3.70	1.01	3.29	70
1.43	69,349	0.60	3.34	0.84	3.10	161
1.14	129,769	0.60	2.84	0.78	2.66	53

1.21%	$23,905	0.85%	5.25%	1.01%	5.09%	41%
6.02	28,364	0.85	4.38	1.01	4.22	102
4.80	30,655	0.85	4.07	1.01	3.91	110
0.23	38,296	0.75	3.88	1.03	3.60	113
1.69	48,426	0.75	3.39	1.05	3.09	118
2.06	63,219	0.75	2.97	1.04	2.68	169

1.26%	$724,531	0.70%	5.39%	0.76%	5.33%	41%
6.20	766,932	0.70	4.53	0.76	4.47	102
4.98	752,984	0.70	4.22	0.76	4.16	110
0.34	899,175	0.60	4.03	0.78	3.85	113
1.85	1,074,624	0.60	3.55	0.80	3.35	118
2.22	1,219,707	0.60	3.12	0.79	2.93	169

First American Funds 2009 Annual Report   79

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Distributions	Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	from Net	from			Value
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Return of		Total	End of
	of Period	Income	Investments	Operations	Income	Gains	Capital		Distributions	Period

Short Term Bond Fund[1]
Class A
2009[2]	$9.89	$0.46	$(0.26)	$0.20	$(0.43)	$—	$—		$(0.43)	$9.66
2008[2]	9.90	0.45	(0.03)	0.42	(0.43)	—	—		(0.43)	9.89
2007[2]	9.83	0.36	0.09	0.45	(0.38)	—	—		(0.38)	9.90
2006[3]	9.93	0.23	(0.06)	0.17	(0.27)	—	—		(0.27)	9.83
2005[4]	10.11	0.27	(0.16)	0.11	(0.29)	—	—	[6]	(0.29)	9.93
2004[4]	10.26	0.23	(0.15)	0.08	(0.23)	—	—		(0.23)	10.11
Class Y
2009[2]	$9.89	$0.48	$(0.25)	$0.23	$(0.45)	$—	$—		$(0.45)	$9.67
2008[2]	9.91	0.46	(0.03)	0.43	(0.45)	—	—		(0.45)	9.89
2007[2]	9.83	0.37	0.10	0.47	(0.39)	—	—		(0.39)	9.91
2006[3]	9.93	0.24	(0.06)	0.18	(0.28)	—	—		(0.28)	9.83
2005[4]	10.11	0.28	(0.16)	0.12	(0.29)	—	(0.01)		(0.30)	9.93
2004[4]	10.26	0.25	(0.16)	0.09	(0.24)	—	—		(0.24)	10.11

Total Return Bond Fund[1]
Class A
2009[2]	$9.90	$0.64	$(0.74)	$(0.10)	$(0.63)	$(0.16)	$—		$(0.79)	$9.01
2008[2]	9.83	0.49	0.05	0.54	(0.47)	—	—		(0.47)	9.90
2007[2]	9.86	0.45	(0.02)	0.43	(0.46)	—	—		(0.46)	9.83
2006[3]	10.18	0.31	(0.33)	(0.02)	(0.30)	—	—		(0.30)	9.86
2005[4]	10.25	0.43	(0.07)	0.36	(0.43)	—	—		(0.43)	10.18
2004[4]	10.23	0.46	0.03	0.49	(0.47)	—	—	[6]	(0.47)	10.25
Class B
2009[2]	$9.86	$0.58	$(0.74)	$(0.16)	$(0.57)	$(0.16)	$—		$(0.73)	$8.97
2008[2]	9.80	0.41	0.05	0.46	(0.40)	—	—		(0.40)	9.86
2007[2]	9.82	0.38	(0.02)	0.36	(0.38)	—	—		(0.38)	9.80
2006[3]	10.14	0.25	(0.32)	(0.07)	(0.25)	—	—		(0.25)	9.82
2005[4]	10.21	0.35	(0.07)	0.28	(0.35)	—	—		(0.35)	10.14
2004[4]	10.20	0.39	0.01	0.40	(0.39)	—	—	[6]	(0.39)	10.21
Class C
2009[2]	$9.84	$0.58	$(0.73)	$(0.15)	$(0.57)	$(0.16)	$—		$(0.73)	$8.96
2008[2]	9.78	0.42	0.04	0.46	(0.40)	—	—		(0.40)	9.84
2007[2]	9.80	0.37	(0.01)	0.36	(0.38)	—	—		(0.38)	9.78
2006[3]	10.12	0.25	(0.32)	(0.07)	(0.25)	—	—		(0.25)	9.80
2005[4]	10.20	0.35	(0.07)	0.28	(0.36)	—	—		(0.36)	10.12
2004[4]	10.18	0.39	0.02	0.41	(0.39)	—	—	[6]	(0.39)	10.20
Class R5
2009[2]	$9.95	$0.62	$(0.73)	$(0.11)	$(0.61)	$(0.16)	$—		$(0.77)	$9.07
2008[2]	9.88	0.47	0.05	0.52	(0.45)	—	—		(0.45)	9.95
2007[2]	9.90	0.43	(0.02)	0.41	(0.43)	—	—		(0.43)	9.88
2006[3]	10.23	0.30	(0.34)	(0.04)	(0.29)	—	—		(0.29)	9.90
2005[4]	10.29	0.41	(0.07)	0.34	(0.40)	—	—		(0.40)	10.23
2004[4]	10.23	0.48	—	0.48	(0.42)	—	—	[6]	(0.42)	10.29
Class Y
2009[2]	$9.89	$0.66	$(0.73)	$(0.07)	$(0.65)	$(0.16)	$—		$(0.81)	$9.01
2008[2]	9.83	0.52	0.04	0.56	(0.50)	—	—		(0.50)	9.89
2007[2]	9.85	0.47	(0.01)	0.46	(0.48)	—	—		(0.48)	9.83
2006[3]	10.17	0.33	(0.33)	—	(0.32)	—	—		(0.32)	9.85
2005[4]	10.24	0.46	(0.07)	0.39	(0.46)	—	—		(0.46)	10.17
2004[4]	10.23	0.49	0.01	0.50	(0.49)	—	—	[6]	(0.49)	10.24

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Includes a tax return of capital of less than $0.01.

[7]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

80   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

2.22%	$65,704	0.74%	4.87%	1.06%	4.55%	54%
4.30	59,933	0.74	4.48	1.05	4.17	55
4.60	66,722	0.75	3.61	1.04	3.32	47
1.75	78,771	0.75	3.11	1.04	2.82	60
1.08	97,863	0.75	2.68	1.05	2.38	64
0.76	130,531	0.75	2.28	1.05	1.98	89

2.48%	$315,024	0.59%	5.02%	0.81%	4.80%	54%
4.35	257,403	0.59	4.62	0.80	4.41	55
4.86	311,131	0.60	3.74	0.79	3.55	47
1.87	454,665	0.60	3.26	0.79	3.07	60
1.23	625,392	0.60	2.83	0.80	2.63	64
0.91	943,181	0.60	2.43	0.80	2.23	89

0.16%	$13,948	1.00%	7.58%	1.13%	7.45%	147%
5.51	15,567	0.99	4.87	1.11	4.75	124
4.36	13,198	1.00	4.48	1.13	4.35	180
(0.17)	15,522	1.00	4.14	1.17	3.97	166
3.57	19,113	1.00	4.20	1.25	3.95	285
4.89	21,034	1.00	4.54	1.25	4.29	132

(0.58)%	$1,719	1.75%	6.84%	1.88%	6.71%	147%
4.65	2,384	1.74	4.13	1.86	4.01	124
3.69	2,272	1.75	3.74	1.88	3.61	180
(0.74)	3,657	1.75	3.40	1.92	3.23	166
2.81	4,395	1.75	3.45	2.00	3.20	285
3.97	5,474	1.75	3.83	2.00	3.58	132

(0.48)%	$2,778	1.75%	6.77%	1.88%	6.64%	147%
4.66	3,673	1.74	4.22	1.86	4.10	124
3.70	1,792	1.75	3.73	1.88	3.60	180
(0.74)	2,501	1.75	3.40	1.92	3.23	166
2.71	2,858	1.75	3.46	2.00	3.21	285
4.11	3,789	1.75	3.81	2.00	3.56	132

0.02%	$681	1.25%	7.39%	1.38%	7.26%	147%
5.22	293	1.24	4.66	1.36	4.54	124
4.20	219	1.25	4.22	1.44	4.03	180
(0.44)	14	1.25	4.05	1.57	3.73	166
3.40	3	1.25	3.98	1.65	3.58	285
4.83	1	1.00	4.64	1.25	4.39	132

0.52%	$633,108	0.75%	7.77%	0.88%	7.64%	147%
5.67	1,069,211	0.74	5.15	0.86	5.03	124
4.73	851,513	0.75	4.71	0.88	4.58	180
0.02	378,338	0.75	4.43	0.92	4.26	166
3.83	278,777	0.75	4.43	1.00	4.18	285
5.05	243,018	0.75	4.80	1.00	4.55	132

First American Funds 2009 Annual Report   81

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Net Asset
	Value	Net	Gains	Total from	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Investment	End of
	of Period	Income	Investments	Operations	Income	Period

U.S. Government Mortgage Fund[1]
Class A
2009[2]	$10.14	$0.50	$(0.34)	$0.16	$(0.52)	$9.78
2008[2]	10.22	0.47	(0.07)	0.40	(0.48)	10.14
2007[2]	10.18	0.46	0.05	0.51	(0.47)	10.22
2006[3]	10.53	0.33	(0.32)	0.01	(0.36)	10.18
2005[4]	10.72	0.41	(0.14)	0.27	(0.46)	10.53
2004[4]	10.89	0.38	(0.09)	0.29	(0.46)	10.72
Class B
2009[2]	$10.16	$0.42	$(0.34)	$0.08	$(0.44)	$9.80
2008[2]	10.24	0.40	(0.08)	0.32	(0.40)	10.16
2007[2]	10.20	0.38	0.05	0.43	(0.39)	10.24
2006[3]	10.54	0.27	(0.31)	(0.04)	(0.30)	10.20
2005[4]	10.74	0.33	(0.15)	0.18	(0.38)	10.54
2004[4]	10.90	0.30	(0.08)	0.22	(0.38)	10.74
Class C
2009[2]	$10.10	$0.42	$(0.33)	$0.09	$(0.45)	$9.74
2008[2]	10.18	0.40	(0.08)	0.32	(0.40)	10.10
2007[2]	10.15	0.38	0.04	0.42	(0.39)	10.18
2006[3]	10.49	0.27	(0.31)	(0.04)	(0.30)	10.15
2005[4]	10.68	0.33	(0.14)	0.19	(0.38)	10.49
2004[4]	10.84	0.30	(0.09)	0.21	(0.37)	10.68
Class R5
2009[2]	$10.12	$0.47	$(0.34)	$0.13	$(0.49)	$9.76
2008[2]	10.21	0.46	(0.10)	0.36	(0.45)	10.12
2007[2]	10.17	0.43	0.06	0.49	(0.45)	10.21
2006[3]	10.51	0.31	(0.31)	—	(0.34)	10.17
2005[4]	10.72	0.37	(0.14)	0.23	(0.44)	10.51
2004[4]	10.85	0.39	(0.10)	0.29	(0.42)	10.72
Class Y
2009[2]	$10.14	$0.52	$(0.34)	$0.18	$(0.54)	$9.78
2008[2]	10.22	0.50	(0.08)	0.42	(0.50)	10.14
2007[2]	10.19	0.48	0.05	0.53	(0.50)	10.22
2006[3]	10.53	0.35	(0.31)	0.04	(0.38)	10.19
2005[4]	10.73	0.43	(0.14)	0.29	(0.49)	10.53
2004[4]	10.89	0.41	(0.08)	0.33	(0.49)	10.73

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

82   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

1.74%	$10,149	0.95%	5.10%	1.23%	4.82%	331%
3.90	11,295	0.95	4.60	1.18	4.37	325
5.07	13,785	0.95	4.41	1.16	4.20	303
0.09	16,059	0.95	4.27	1.11	4.11	220
2.59	24,504	0.95	3.80	1.08	3.67	251
2.74	32,815	0.95	3.53	1.05	3.43	127

0.98%	$3,014	1.70%	4.36%	1.98%	4.08%	331%
3.12	3,737	1.70	3.86	1.93	3.63	325
4.26	4,920	1.70	3.66	1.91	3.45	303
(0.38)	6,595	1.70	3.52	1.86	3.36	220
1.72	7,926	1.70	3.05	1.83	2.92	251
2.02	9,155	1.70	2.79	1.80	2.69	127

0.99%	$2,120	1.70%	4.36%	1.98%	4.08%	331%
3.14	2,259	1.70	3.86	1.93	3.63	325
4.19	3,077	1.70	3.67	1.91	3.46	303
(0.38)	5,127	1.70	3.52	1.86	3.36	220
1.82	6,585	1.70	3.05	1.83	2.92	251
2.02	10,520	1.70	2.79	1.80	2.69	127

1.49%	$2,386	1.20%	4.87%	1.48%	4.59%	331%
3.54	1,585	1.20	4.44	1.43	4.21	325
4.82	204	1.20	4.17	1.41	3.96	303
0.04	7	1.20	4.04	1.51	3.73	220
2.18	3	1.20	3.42	1.48	3.14	251
2.74	1	0.95	3.58	1.05	3.48	127

2.00%	$96,256	0.70%	5.35%	0.98%	5.07%	331%
4.16	123,436	0.70	4.85	0.93	4.62	325
5.23	133,960	0.70	4.66	0.91	4.45	303
0.38	140,407	0.70	4.52	0.86	4.36	220
2.75	158,230	0.70	4.05	0.83	3.92	251
3.09	171,143	0.70	3.79	0.80	3.69	127

First American Funds 2009 Annual Report   83

Notes toFinancial Statements	June 30, 2009, all dollars and shares are rounded to thousands (000)

1 >	Organization

Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of June 30, 2009, FAIF offered 40 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Each fund is a diversified open-end management investment company.

The funds may offer Class A, Class C, Class R, and Class Y shares. Class A shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund are sold with a front-end sales charge of 2.25%. Class A shares of Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund are sold with a front-end sales charge of 4.25%. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class C and Class R shares are not currently offered by Intermediate Government Bond Fund, Intermediate Term Bond Fund, or Short Term Bond Fund. Prior to the close of business on June 30, 2008, each fund except Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund offered Class B shares. Subsequent to this date, no new or additional investments are allowed in Class B shares, except for permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Investments in closed-end mutual funds are valued at their reported closing prices on the national securities exchange on which they trade.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates market value. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and

84   First American Funds 2009 Annual Report

currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than foreign currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; security’s previous price and/or trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs (American Depositary Receipts), and various other indices, may be reviewed in the course of making a good faith determination of a security’s fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of June 30, 2009, High Income Bond Fund held fair value securities with a value of $1,111, or 0.5%, of total net assets.

The funds adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following three levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there are limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments. Industry implementation of FAS 157 level classifications continues to develop and it may be some period of time before industry practices become more uniform. For this reason, care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

As of June 30, 2009, each fund’s investments in securities were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Core Bond Fund
Corporate Bonds	$—	$612,390	$1,936	$614,326
U.S. Government Agency Mortgage-Backed Securities	—	356,832	—	356,832
Asset-Backed Securities	—	254,722	25,820	280,542
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	128,220	—	128,220
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	41,633	—	41,633
U.S. Government & Agency Securities	—	7,513	—	7,513
Preferred Stocks	1,894	—	—	1,894
Short-Term Investments	226,735	3,415	—	230,150

Total Investments	$228,629	$1,404,725	$27,756	$1,661,110

First American Funds 2009 Annual Report   85

Notes toFinancial Statements	June 30, 2009, all dollars and shares are rounded to thousands (000)

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

High Income Bond Fund
High Yield Corporate Bonds	$—	$162,695	$3,630	$166,325
Investment Grade Corporate Bonds	—	11,462	—	11,462
Convertible Securities	1,537	5,849	—	7,386
Preferred Stocks	5,352	—	—	5,352
Exchange-Traded Funds	4,904	—	—	4,904
Closed-End Funds	3,482	—	—	3,482
Common Stocks	1,371	—	—	1,371
Asset-Backed Securities	—	156	1,111	1,267
Short-Term Investments	29,606	200	—	29,806

Total Investments	$46,252	$180,362	$4,741	$231,355

Inflation Protected Securities Fund
U.S. Government & Agency Securities	$—	$156,422	$—	$156,422
Asset-Backed Securities	—	7,339	—	7,339
Corporate Bonds	—	4,160	84	4,244
Collateralized Mortgage Obligation – Private Mortgage-Backed Security	—	1,747	—	1,747
Municipal Bond	—	791	—	791
Convertible Securities	240	151	—	391
Preferred Stocks	192	—	—	192
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security	—	176	—	176
Closed-End Fund	144	—	—	144
Short-Term Investments	57,994	354	—	58,348

Total Investments	$58,570	$171,140	$84	$229,794

Intermediate Government Bond Fund
U.S. Government & Agency Securities	$—	$107,541	$—	$107,541
Short-Term Investments	4,596	—	—	4,596

Total Investments	$4,596	$107,541	$—	$112,137

Intermediate Term Bond Fund
Corporate Bonds	$—	$421,799	$—	$421,799
Asset-Backed Securities	—	180,508	12,824	193,332
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	35,400	—	35,400
U.S. Government & Agency Securities	—	27,055	—	27,055
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	19,132	—	19,132
U.S. Government Agency Mortgage-Backed Securities	—	13,224	—	13,224
Municipal Bond	—	1,685	—	1,685
Preferred Stocks	835	—	—	835
Short-Term Investments	78,351	699	—	79,050

Total Investments	$79,186	$699,502	$12,824	$791,512

Short Term Bond Fund
Asset-Backed Securities	$—	$128,138	$9,564	$137,702
Corporate Bonds	—	107,032	—	107,032
U.S. Government & Agency Securities	—	51,294	—	51,294
U.S. Government Agency Mortgage-Backed Securities	—	33,714	—	33,714
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	26,536	—	26,536
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	13,349	—	13,349
Short-Term Investments	64,734	1,138	—	65,872

Total Investments	$64,734	$361,201	$9,564	$435,499

Total Return Bond Fund
Corporate Bonds	$—	$381,181	$2,001	$383,182
Asset-Backed Securities	—	98,510	5,667	104,177
U.S. Government Agency Mortgage-Backed Securities	—	87,511	—	87,511
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	71,734	—	71,734
Preferred Stocks	3,645	—	—	3,645
Convertible Security	—	1,981	—	1,981
Municipal Bond	—	1,587	—	1,587
U.S. Government & Agency Security	—	1,584	—	1,584
Short-Term Investments	86,427	7,317	—	93,744

Total Investments	$90,072	$651,405	$7,668	$749,145

86   First American Funds 2009 Annual Report

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

U.S. Government Mortgage Fund
U.S. Government Agency Mortgage-Backed Securities	$—	$103,512	$—	$103,512
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	13,245	—	13,245
Asset-Backed Securities	—	10,495	—	10,495
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	825	—	825
Short-Term Investments	16,896	295	—	17,191

Total Investments	$16,896	$128,372	$—	$145,268

As of June 30, 2009, each fund’s investments in other financial instruments* were classified as follows:

Fund	Level 1	Level 2	Level 3	Total

Core Bond Fund	$(1,150)	$1,225	$—	$75
High Income Bond Fund	(8)	—	—	(8)
Inflation Protected Securities Fund	4	(143)	—	(139)
Intermediate Term Bond Fund	(1,156)	(181)	—	(1,337)
Short Term Bond Fund	(181)	(206)		(387)
Total Return Bond Fund	(1,591)	357	—	(1,234)
U.S. Government Mortgage Fund	5	(27)	—	(22)

*	Other financial instruments are derivative instruments such as futures and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Inflation	Intermediate	Intermediate			U.S.
	Core	High Income	Protected	Term	Government	Short Term	Total Return	Government
	Bond	Bond	Securities	Bond	Bond	Bond	Bond	Mortgage
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Balance as of June 30, 2008	$36,736	$3,374	$1,275	$18,683	—	$12,409	$8,784	—
Accrued discounts/premiums	4	31	—	—	—	—	—	—
Realized gain (loss)	(2,429)	(6)	(40)	(133)	—	(111)	(184)	—
Net change in unrealized appreciation or depreciation	(575)	(382)	54	(1,424)	—	(95)	(1,167)	—
Net purchases (sales)	(5,931)	1,548	(1,205)	(4,302)	—	(2,639)	235	—
Transfers in and/or out of Level 3	(49)	176	—	—	—	—	—	—
Balance as of June 30, 2009	$27,756	$4,741	$84	$12,824	—	$9,564	$7,668	—

Net change in unrealized appreciation or depreciation of Level 3 securities as of June 30, 2009	(3,095)	(394)	(1)	(1,615)	—	(195)	(1,233)	—

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the fund at net asset value on the last business day of each month. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes is required.

As of June 30, 2009, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to deferred wash sale and straddle losses, paydowns on pass through obligations, expiration of capital loss carryforwards, tax mark-to-market adjustments for certain derivatives in accordance with IRC Section 1256, and tax mark-to-market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

First American Funds 2009 Annual Report   87

Notes toFinancial Statements  June 30, 2009, all dollars and shares are rounded to thousands (000)

On the Statements of Assets and Liabilities, the following reclassifications were made:

	June 30, 2009

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Core Bond Fund	$2,843	$(2,843)	$—
High Income Bond Fund	218	(218)	—
Inflation Protected Securities Fund	86	2,687	(2,773)
Intermediate Term Bond Fund	(727)	727	—
Short Term Bond Fund	1,485	(1,485)	—
Total Return Bond Fund	3,582	(3,582)	—
U.S. Government Mortgage Fund	61	(61)	—

The character of distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income was recorded by the fund. The distributions paid during the fiscal years ended June 30, 2009 and June 30, 2008 (adjusted by dividends payable as of June 30, 2009 and June 30, 2008) were as follows:

	June 30, 2009

	Ordinary	Long Term	Return of	Total
Fund	Income	Gain	Capital	Income

Core Bond Fund	$87,252	$—	$—	$87,252
High Income Bond Fund	20,185	—	—	20,185
Inflation Protected Securities Fund	9,065	—	2,773	11,838
Intermediate Government Bond Fund	2,682	—	—	2,682
Intermediate Term Bond Fund	40,934	—	—	40,934
Short Term Bond Fund	14,988	—	—	14,988
Total Return Bond Fund	74,167	188	—	74,355
U.S. Government Mortgage Fund	6,869	—	—	6,869

June 30, 2008

Ordinary
Fund	Income

Core Bond Fund	$76,512
High Income Bond Fund	19,566
Inflation Protected Securities Fund	13,597
Intermediate Government Bond Fund	2,075
Intermediate Term Bond Fund	33,624
Short Term Bond Fund	15,318
Total Return Bond Fund	47,944
U.S. Government Mortgage Fund	7,208

As of June 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

			Accumulated		Total
	Undistributed	Undistributed	Capital and	Unrealized	Accumulated
	Ordinary	Long Term	Post-October	Appreciation	Earnings
Fund	Income	Capital Gains	Losses	Depreciation	Deficit

Core Bond Fund	$5,530	$—	$(54,556)	$(111,201)	$(160,227)
High Income Bond Fund	1,252	—	(47,326)	(22,156)	(68,230)
Inflation Protected Securities Fund	—	—	(14,948)	(7,300)	(22,248)
Intermediate Government Bond Fund	1,858	255	—	590	2,703
Intermediate Term Bond Fund	2,541	—	(22,888)	(35,900)	(56,247)
Short Term Bond Fund	1,016	—	(17,740)	(11,127)	(27,851)
Total Return Bond Fund	4,845	—	(79,025)	(85,353)	(159,533)
U.S. Government Mortgage Fund	296	—	(11,796)	(6,432)	(17,932)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, tax mark-to-market adjustments for certain derivatives in accordance with IRC Section 1256, and tax mark-to-market adjustments made under Section 311(e) of the Taxpayer Relief Act of 1997.

88   First American Funds 2009 Annual Report

As of June 30, 2009, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the fund’s fiscal year-ends as follows:

	Expiration Year

Fund	2010	2011	2012	2013	2014	2015	2016	2017	Total

Core Bond Fund	$—	$—	$—	$—	$—	$994	$—	$25,107	$26,101
High Income Bond Fund	—	1,250	—	—	—	—	1,453	26,214	28,917
Inflation Protected Securities Fund	—	—	—	—	256	5,928	953	4,724	11,861
Intermediate Term Bond Fund	—	—	—	—	—	3,607	—	11,744	15,351
Short Term Bond Fund	—	—	—	1,315	8,101	7,433	—	839	17,688
Total Return Bond Fund	—	—	—	—	—	—	—	41,302	41,302
U.S. Government Mortgage Fund	—	—	3,145	1,293	555	1,629	2,446	165	9,233

Certain funds incurred a loss for tax purposes for the period from November 1, 2008 to June 30, 2009. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2010. The following funds had deferred losses:

Fund	Amount

Core Bond Fund	$28,455
High Income Bond Fund	18,409
Inflation Protected Securities Fund	3,087
Intermediate Term Bond Fund	7,537
Short Term Bond Fund	52
Total Return Bond Fund	37,723
U.S. Government Mortgage Fund	2,563

DERIVATIVES – The funds adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the funds’ results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the funds’ derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the funds may use derivatives in an attempt to achieve an economic hedge, the funds’ derivatives are not considered to be hedging instruments under FAS 133.

FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on a fund’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

FUTURES TRANSACTIONS – The funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. In order to gain exposure or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets

First American Funds 2009 Annual Report   89

Notes toFinancial Statements  June 30, 2009, all dollars and shares are rounded to thousands (000)

and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of June 30, 2009, the following funds had outstanding futures contracts as disclosed in their Schedule of Investments: Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund.

SWAP AGREEMENTS – The funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The funds may enter into credit default, interest rate, and total return swap agreements to manage exposure to credit and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the funds are included as part of interest from unaffiliated investments on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

The funds are subject to credit risk in the normal course of pursuing their investment objectives. Each fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the reference entity or index. As a seller of protection on credit default swap agreements, a fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. If a fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference entity. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a fund owns or has exposure to the reference entity) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most

90   First American Funds 2009 Annual Report

instances would be limited to the specific reference entity as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference entity. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the reference entity or to take an active long or short position with respect to the likelihood of a particular reference entity’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2009 for which a fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective reference entity or index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fund for the same reference entity or entities. As of June 30, 2009, the following funds had outstanding credit default swap agreements as disclosed in their Schedule of Investments: Core Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund.

The funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, each fund may enter into interest rate swap contracts. Interest rate swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

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Notes toFinancial Statements  June 30, 2009, all dollars and shares are rounded to thousands (000)

The funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of June 30, 2009, the following funds had outstanding interest rate swap agreements: Core Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund.

Certain funds may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where exchanged cash flows based on the price of a commodity and in return receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. As of June 30, 2009, no funds had outstanding total return swap agreements.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When an option written expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. As of June 30, 2009, Total Return Bond Fund held written options.

Options purchased are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of June 30, 2009, no funds held purchased options.

For the fiscal year ended June 30, 2009, the quarterly average gross notional amounts of the derivatives held by the funds were:

			Credit	Interest
	Futures/	Futures/	Default	Rate	Options Written -	Options Written -
Fund	Long	Short	Swaps	Swaps	Call	Put

Core Bond Fund	$173,018	$157,061	$190,841	$171,400	$—	$—
High Income Bond Fund	30,296	797	6,540	—	—	—
Inflation Protected Securities Fund	33,082	6,212	4,200	28,200	—	—
Intermediate Term Bond Fund	95,803	37,976	69,285	84,200	—	—
Short Term Bond Fund	77,602	20,665	53,304	28,000	—	—
Total Return Bond Fund	747,798	174,067	214,631	97,600	104	130
U.S. Government Mortgage Fund	1,993	15,681	5,691	11,600	—	—

92   First American Funds 2009 Annual Report

As of June 30, 2009, the funds’ fair values of derivative instruments categorized by risk exposure were classified as follows:

	Statement of		High	Inflation	Intermediate	Short	Total	U.S.
	Assets and	Core	Income	Protected	Term	Term	Return	Government
	Liabilities	Bond	Bond	Securities	Bond	Bond	Bond	Mortgage
	Location	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Asset Derivatives
Interest Rate Contracts	Receivables, Net Assets – Unrealized Appreciation*	$346	$3	$54	$—	$38	$2,545	$10
Credit Contracts	Receivables	2,092	—	—	44	222	497	—

Balance as of June 30, 2009		$2,438	$3	$54	$44	$260	$3,042	$10

Liability Derivatives
Interest Rate Contracts	Payables, Net Assets – Unrealized Depreciation*	$1,535	$11	$ 21	$1,264	$244	$1,317	$32
Credit Contracts	Payables	650	—	143	117	374	1,726	—
Foreign Exchange Contracts	Payables	178	—	29	—	29	509	—

Balance as of June 30, 2009		$2,363	$11	$193	$1,381	$647	$3,552	$32

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the funds’ Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the fiscal year ended June 30, 2009:

Amount of realized gain (loss) on derivatives recognized in income:

Core Bond Fund	Options	Futures	Swaps	Total

Interest Rate Contracts	$—	$(8,490)	$9,040	$550
Credit Contracts	—	—	(12,126)	(12,126)
Foreign Exchange Contracts	(56)	(75)	—	(131)

High Income Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$1,291	$—	$1,291
Credit Contracts	—	1,530	1,530

Inflation Protected Securities Fund	Options	Futures	Swaps	Total

Interest Rate Contracts	$(11)	$769	$1,667	$2,425
Credit Contracts	—	—	(1,000)	(1,000)
Foreign Exchange Contracts	—	(201)	—	(201)

Intermediate Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(4,487)	$(2,485)	$(6,972)
Credit Contracts	—	4,530	4,530

Short Term Bond Fund	Options	Futures	Swaps	Total

Interest Rate Contracts	$—	$1,042	$2,293	$3,335
Credit Contracts	—	—	(935)	(935)
Foreign Exchange Contracts	(11)	(55)	—	(66)

Total Return Bond Fund	Options	Futures	Swaps	Total

Interest Rate Contracts	$(188)	$(10,143)	$7,497	$(2,834)
Credit Contracts	—	—	(21,641)	(21,641)
Foreign Exchange Contracts	—	301	—	301

U.S. Government Mortgage Fund	Futures	Swaps	Total

Interest Rate Contracts	$(2,943)	$1,159	$(1,784)
Credit Contracts	—	(1,066)	(1,066)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Core Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(1,001)	$(419)	$(1,420)
Credit Contracts	—	3,275	3,275
Foreign Exchange Contracts	(119)	—	(119)

First American Funds 2009 Annual Report   93

Notes toFinancial Statements  June 30, 2009, all dollars and shares are rounded to thousands (000)

High Income Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(121)	$—	$(121)
Credit Contracts	—	(242)	(242)

Inflation Protected Securities Fund	Futures	Swaps	Total

Interest Rate Contracts	$(178)	$(72)	$(250)
Credit Contracts	—	(85)	(85)
Foreign Exchange Contracts	(5)	—	(5)

Intermediate Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(789)	$(186)	$(975)
Credit Contracts	—	1,217	1,217

Short Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(38)	$(1,076)	$(1,114)
Credit Contracts	—	849	849
Foreign Exchange Contracts	(17)	—	(17)

Total Return Bond Fund	Options	Futures	Swaps	Total

Interest Rate Contracts	$(277)	$711	$514	$948
Credit Contracts	—	—	872	872
Foreign Exchange Contracts	—	324	—	324

U.S. Government Mortgage Fund	Futures	Swaps	Total

Interest Rate Contracts	$38	$(440)	$(402)
Credit Contracts	—	143	143

INFLATION-INDEXED BONDS – The funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

FOREIGN CURRENCY TRANSLATION – The books and records of Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, and Total Return Bond Fund relating to the funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following basis:

•	market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•	purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The funds do not isolate the portion of gains and losses on investments in debt securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The funds isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the federal income tax regulations. Such amounts are categorized as foreign currency gain(loss) for both financial reporting and income tax reporting purposes.

The funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

For the fiscal year ended June 30, 2009, Total Return Bond Fund had a non-U.S. dollar denominated investment with a total value of $6,516 or 1.0% of total net assets.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of June 30, 2009, Core Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund had when-issued or forward-commitment securities outstanding with a total cost of $100,893, $34,126, and $19,151, respectively.

94   First American Funds 2009 Annual Report

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the fiscal year ended June 30, 2009, the funds had no outstanding dollar roll transactions.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. As of June 30, 2009, Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund had investments in illiquid securities with a total value of $19,485, $4,457, $1,529, $7,920, $4,171, $16,159, and $5,925, respectively, or 1.4%, 2.1%, 0.9%, 1.1%, 1.1%, 2.5%, and 5.2%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Dates	Cost
Core Bond Fund	Par	Acquired	Basis

Amresco Residential Security Mortgage, Series 1997-3, Class A9	$54	10/02	$55
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class D	3,165	10/07	2,992
Commercial Mortgage Pass-Through Certificates, Series 2004-RS1, Class A	4,354	2/07	4,233
GS Mortgage Securities II, Series 2006-RR2, Class A1	4,305	7/06	4,224
GSMPS Mortgage Loan Trust, Series 2003-1, Class B1	791	5/09	159
JPMorgan Chase Commercial Mortgage Securities, Series 2005-LDP5, Class B	2,750	10/07	2,659
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C	3,102	10/07	2,960
Morgan Stanley Capital I, Series 2005-HQ6, Class B	1,340	10/07	1,278
Morgan Stanley Capital I, Series 2005-HQ6, Class C	1,270	10/07	1,208
Residential Asset Mortgage Products, Series 2003-SL1, Class M1	7,363	10/03	7,764
Washington Mutual Master Note Trust, Series 2007-C1, Class C1	4,075	8/07	3,920
Westam Mortgage Financial, Series 11, Class A	45	9/97	44

		Dates	Cost
High Income Bond Fund	Shares/Par	Acquired	Basis

American Home Mortgage Investments, Series B	10	7/07	$190
American Real Estate	$1,250	4/07-3/08	1,239
Exopack Holdings	1,000	6/08-6/09	908
Exum, Series 2007-1A, Class C	1,024	2/07-3/09	1,024
Exum, Series 2007-2A, Class C	1,046	4/07-3/09	1,046
Green Tree Financial, Series 1998-1, Class A4	6	5/99	6
Headwaters	1,500	7/07-2/08	1,330
Intertape Polymer Group	1,850	4/08-5/08	1,647
Newark Group	800	6/05	763
Viatel Holding Bermuda	1	6/08	—*

*	Due to the presentation of the financial statements in thousands, the number rounds to zero.

		Dates	Cost
Inflation Protected Securities Fund	Par	Acquired	Basis

Headwaters	$280	7/07-11/07	$256
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B	845	6/06	845
Washington Mutual Master Note Trust, Series 2007-C1, Class C1	625	8/07	601

First American Funds 2009 Annual Report   95

Notes toFinancial Statements  June 30, 2009, all dollars and shares are rounded to thousands (000)

		Date	Cost
Intermediate Term Bond Fund	Par	Acquired	Basis

Amresco Residential Security Mortgage, Series 1997-3, Class A9	$37	10/02	$38
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class D	1,470	10/07	1,390
Commercial Mortgage Pass-Through Certificates, Series 2004-RS1, Class A	2,349	2/07	2,284
Contimortgage Home Equity Loan Trust, Series 1997-2, Class A9	29	10/02	30
Green Tree Financial, Series 1996-9, Class A5	103	4/00	102
GS Mortgage Securities II, Series 2006-RR2, Class A1	2,242	7/06	2,199
JPMorgan Chase Commercial Mortgage Securities, Series 2005-LDP5, Class B	1,230	10/07	1,189
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C	1,455	10/07	1,388
Morgan Stanley Capital I, Series 2005-HQ6, Class B	630	10/07	601
Morgan Stanely Capital I, Series 2005-HQ6, Class C	590	10/07	561
Salomon Brothers Mortgage Securities, Series 1986-1, Class A	6	8/97	6
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B	1,800	6/06	1,800
Washington Mutual Master Note Trust, Series 2007-C1, Class C1	1,920	8/07	1,847
Westam Mortgage Financial, Series 11, Class A	26	11/97	27

		Date	Cost
Short Term Bond Fund	Par	Acquired	Basis

Commercial Mortgage Pass-Through Certificates, Series 2004-RS1, Class A	$1,242	2/07	$1,207
Equivantage Home Equity Loan Trust, Series 1996-1, Class A	30	2/99	30
Equivantage Home Equity Loan Trust, Series 1996-4, Class A	198	1/00	194
GSR Mortgage Loan Trust, Series 2005-AR1, Class B1	1,991	5/06	1,930
IMC Home Equity Loan Trust, Series 1998-3, Class A7	1,386	10/02	1,457
Washington Mutual Master Note Trust, Series 2007-C1, Class C1	1,855	8/07	1,784

		Date	Cost
Total Return Bond Fund	Par	Acquired	Basis

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class D	$1,780	10/07	$1,683
Commercial Mortgage Pass-Through Certificates, Series 2004-RS1, Class A	2,184	2/07	2,124
GRMT Mortgage Loan Trust, Series 2001-1A, Class M1	149	5/01	149
GSMPS Mortgage Loan Trust, Series 2003-1, Class B1	2,807	12/06	2,909
GSR Mortgage Loan Trust, Series 2005-4F, Class B1	2,235	5/06	2,122
GSR Mortgage Loan Trust, Series 2005-AR1, Class B1	2,036	5/06	1,974
GS Mortgage Securities II, Series 2006-RR2, Class A1	1,513	7/06	1,484
Headwaters	1,925	7/07-2/08	1,697
Impac Secured Assets, Series 2000-3, Class M1	2,583	3/08	2,190
JPMorgan Chase Commercial Mortgage Securities, Series 2005-LDP5, Class B	1,490	10/07	1,441
LG Electronics	785	6/05	781
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C	1,730	10/07	1,651
Morgan Stanley Capital I, Series 2005-HQ6, Class B	745	10/07	711
Morgan Stanley Capital I, Series 2005-HQ6, Class C	705	10/07	671
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B	1,695	6/06	1,695
Washington Mutual Master Note Trust, Series 2007-C1, Class C1	2,150	8/07	2,068

		Date	Cost
U.S. Government Mortgage Fund	Par	Acquired	Basis

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class D	$285	10/07	$269
GRMT Mortgage Loan Trust, Series 2001-1A, Class M1	50	9/02	51
GSMPS Mortgage Loan Trust, Series 2003-1, Class B1	930	12/06	964
GSR Mortgage Loan Trust, Series 2005-4F, Class B1	1,341	5/06	1,273
Impac Secured Assets, Series 2000-3, Class 1A1	444	3/08	376
JPMorgan Chase Commercial Mortgage Securities, Series 2005-LDP5, Class B	255	10/07	247
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C	285	10/07	272
Morgan Stanley Capital I, Series 2005-HQ6, Class B	120	10/07	114
Morgan Stanley Capital I, Series 2005-HQ6, Class C	110	10/07	105
Residential Accredit Loans, Series 2003-QS12, Class M1	753	11/05	734
Residential Asset Mortgage Products, Series 2003-SL1, Class M1	2,408	10/03	2,539
Washington Mutual MSC Mortgage, Series 2003-MS9, Class CB-1	1,370	11/03	1,459
Washington Mutual Master Note Trust, Series 2007-C1, Class C1	375	8/07	361

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to

96   First American Funds 2009 Annual Report

one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions or credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. Collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets in this money market fund. Securities lending fees paid to U.S. Bank by the funds during the fiscal year ended June 30, 2009, were as follows:

Fund	Amount

Core Bond Fund	$239
High Income Bond Fund	51
Inflation Protected Securities Fund	249
Intermediate Term Bond Fund	82
Short Term Bond Fund	39
Total Return Bond Fund	96
U.S. Government Mortgage Fund	16

Income from securities lending is recorded on the Statement of Operations as securities lending income net of fees paid to U.S. Bank.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended June 30, 2009.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

EVENTS SUBSEQUENT TO FISCAL YEAR END – Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2009, through August 21, 2009, the date of issuance of the funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds’ financial statements.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Fund

Core Bond Fund	0.50%
High Income Bond Fund	0.70
Inflation Protected Securities Fund	0.50
Intermediate Government Bond Fund	0.50
Intermediate Term Bond Fund	0.50
Short Term Bond Fund	0.50
Total Return Bond Fund	0.60
U.S. Government Mortgage Fund	0.50

First American Funds 2009 Annual Report   97

Notes toFinancial Statements  June 30, 2009, all dollars and shares are rounded to thousands (000)

FAF Advisors has agreed to waive fees and reimburse other fund expenses at least through June 30, 2010, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Core Bond Fund	0.95%	1.70%	1.70%	1.20%	0.70%
High Income Bond Fund	1.10	1.85	1.85	1.35	0.85
Inflation Protected Securities Fund	0.85	NA	1.60	1.10	0.60
Intermediate Government Bond Fund	0.75	NA	NA	NA	0.60
Intermediate Term Bond Fund	0.85	NA	NA	NA	0.70
Short Term Bond Fund	0.75	NA	NA	NA	0.60
Total Return Bond Fund	1.00	1.75	1.75	1.25	0.75
U.S. Government Mortgage Fund	0.95	1.70	1.70	1.20	0.70

NA = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statements of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended June 30, 2009, custodian fees were increased as a result of overdrafts and decreased as a result of interest earned as follows:

Fund	Increased	Decreased

Core Bond Fund	$—	$3
High Income Bond Fund	—	—
Inflation Protected Securities Fund	—	—
Intermediate Government Bond Fund	—	—
Intermediate Term Bond Fund	1	3
Short Term Bond Fund	—	2
Total Return Bond Fund	—	4
U.S. Government Mortgage Fund	—	—

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets of the Class A shares, Class B shares, Class C shares, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Quasar is currently waiving a portion of its 12b-1 fees for Class A shares, limiting its fees to 0.15% of average daily net assets for Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund.

For the fiscal year ended June 30, 2009, total distribution and shareholder servicing fees waived by Quasar for the funds included in this semiannual report were as follows:

Fund	Amount

Intermediate Government Bond Fund	$12
Intermediate Term Bond Fund	24
Short Term Bond Fund	56

98   First American Funds 2009 Annual Report

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended June 30, 2009:

Fund	Amount

Core Bond Fund	$130
High Income Bond Fund	24
Inflation Protected Securities Fund	10
Intermediate Government Bond Fund	4
Intermediate Term Bond Fund	19
Short Term Bond Fund	42
Total Return Bond Fund	40
U.S. Government Mortgage Fund	29

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended June 30, 2009, legal fees and expenses of $41 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended June 30, 2009, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Core Bond Fund	$47
High Income Bond Fund	17
Inflation Protected Securities Fund	12
Intermediate Government Bond Fund	3
Intermediate Term Bond Fund	10
Short Term Bond Fund	132
Total Return Bond Fund	18
U.S. Government Mortgage Fund	27

First American Funds 2009 Annual Report   99

Notes toFinancial Statements  June 30, 2009, all dollars and shares are rounded to thousands (000)

4 >	Capital Share Transactions

FAIF has 370 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Core		High Income		Inflation Protected
	Bond Fund		Bond Fund		Securities Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

Class A:
Shares issued	1,052	926	2,674	1,519	345	93
Shares issued in lieu of cash distributions	415	314	238	152	12	11
Shares redeemed	(1,968)	(2,057)	(2,143)	(1,857)	(113)	(69)

Total Class A transactions	(501)	(817)	769	(186)	244	35

Class B:
Shares issued	40	58	19	19	—	—
Shares issued in lieu of cash distributions	35	27	24	18	—	—
Shares redeemed	(212)	(267)	(146)	(134)	—	—

Total Class B transactions	(137)	(182)	(103)	(97)	—	—

Class C:
Shares issued	100	75	76	96	141	24
Shares issued in lieu of cash distributions	18	13	41	29	1	1
Shares redeemed	(154)	(108)	(162)	(262)	(31)	(26)

Total Class C transactions	(36)	(20)	(45)	(137)	111	(1)

Class R:
Shares issued	16	31	15	25	34	39
Shares issued in lieu of cash distributions	2	1	1	1	5	5
Shares redeemed	(4)	(12)	(1)	(24)	(22)	(16)

Total Class R transactions	14	20	15	2	17	28

Class Y:
Shares issued	50,362	26,213	9,209	4,262	4,880	11,776
Shares issued in lieu of cash distributions	2,469	1,781	259	202	224	300
Shares redeemed	(60,581)	(34,706)	(7,617)	(5,096)	(14,964)	(13,737)

Total Class Y transactions	(7,750)	(6,712)	1,851	(632)	(9,860)	(1,661)

Net increase (decrease) in capital shares	(8,410)	(7,711)	2,487	(1,050)	(9,488)	(1,599)

	Intermediate Government		Intermediate Term		Short Term
	Bond Fund		Bond Fund		Bond Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/09	6/30/08	6/30/09	6/30/08	6/30/09	6/30/08

Class A:
Shares issued	1,743	713	346	421	1,786	202
Shares issued in lieu of cash distributions	24	17	120	101	205	209
Shares redeemed	(1,330)	(159)	(806)	(808)	(1,253)	(1,088)

Total Class A transactions	437	571	(340)	(286)	738	(677)

Class Y:
Shares issued	12,740	5,221	21,980	18,514	14,211	2,014
Shares issued in lieu of cash distributions	155	130	1,202	1,058	398	2,093
Shares redeemed	(8,797)	(2,484)	(24,094)	(19,495)	(8,043)	(10,889)

Total Class Y transactions	4,098	2,867	(912)	77	6,566	(6,782)

Net increase (decrease) in capital shares	4,535	3,438	(1,252)	(209)	7,304	(7,459)

100   First American Funds 2009 Annual Report

	Total Return		U.S. Government
	Bond Fund		Mortgage Fund

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	6/30/09	6/30/08	6/30/09	6/30/08

Class A:
Shares issued	468	655	221	76
Shares issued in lieu of cash distributions	112	55	46	48
Shares redeemed	(605)	(480)	(343)	(359)

Total Class A transactions	(25)	230	(76)	(235)

Class B:
Shares issued	26	67	12	15
Shares issued in lieu of cash distributions	16	6	13	14
Shares redeemed	(92)	(63)	(85)	(141)

Total Class B transactions	(50)	10	(60)	(112)

Class C:
Shares issued	138	224	45	14
Shares issued in lieu of cash distributions	20	8	8	8
Shares redeemed	(221)	(42)	(59)	(100)

Total Class C transactions	(63)	190	(6)	(78)

Class R:
Shares issued	56	19	194	164
Shares issued in lieu of cash distributions	4	1	10	3
Shares redeemed	(14)	(13)	(117)	(30)

Total Class R transactions	46	7	87	137

Class Y:
Shares issued	34,364	43,763	1,376	2,582
Shares issued in lieu of cash distributions	2,723	1,695	114	126
Shares redeemed	(74,865)	(24,057)	(3,824)	(3,637)

Total Class Y transactions	(37,778)	21,401	(2,334)	(929)

Net increase (decrease) in capital shares	(37,870)	21,838	(2,389)	(1,217)

Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. Class B shares converted to Class A shares (reflected as Class A shares issued and Class B shares redeemed) during the fiscal years ended June 30, 2009 and June 30, 2008, were as follows:

	Year	Year
	Ended	Ended
Fund	6/30/09	6/30/08

Core Bond Fund	63	66
High Income Bond Fund	26	8
Total Return Bond Fund	16	7
U.S. Government Mortgage Fund	1	7

5 >	Investment Security Transactions

During the fiscal year ended June 30, 2009, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	U.S. Government		Other Investment
	Securities		Securities
Fund	Purchases	Sales	Purchases	Sales

Core Bond Fund	$1,766,000	$1,920,318	$438,657	$429,829
High Income Bond Fund	—	—	198,947	184,961
Inflation Protected Securities Fund	48,917	133,625	2,864	10,251
Intermediate Government Bond Fund	183,433	146,273	—	—
Intermediate Term Bond Fund	61,656	106,391	235,733	238,106
Short Term Bond Fund	71,451	24,424	176,825	141,282
Total Return Bond Fund	887,398	1,075,434	287,666	443,568
U.S. Government Mortgage Fund	487,864	517,156	4,717	15,980

6 >	Options Written

Transactions in options written for the fiscal year ended June 30, 2009, were as follows:

	Put Options Written		Call Options Written
	Number of	Premium	Number of	Premium
Core Bond Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2008	—	$—	—	$—
Opened	—	—	195	164
Expired	—	—	—	—
Closed	—	—	(195)	(164)

Balance at June 30, 2009	—	$—	—	$—

	Put Options Written		Call Options Written
	Number of	Premium	Number of	Premium
Inflation Protected Securities Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2008	—	$—	—	$—
Opened	—	—	37	31
Expired	—	—	—	—
Closed	—	—	(37)	(31)

Balance at June 30, 2009	—	$—	—	$—

	Put Options Written		Call Options Written
	Number of	Premium	Number of	Premium
Short-Term Bond Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2008	—	$—	—	$—
Opened	—	—	38	32
Expired	—	—	—	—
Closed	—	—	(38)	(32)

Balance at June 30, 2009	—	$—	—	$—

First American Funds 2009 Annual Report   101

Notes toFinancial Statements  June 30, 2009, all dollars and shares are rounded to thousands (000)

	Put Options Written		Call Options Written
	Number of	Premium	Number of	Premium
Total Return Bond Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2008	537	$384	895	$470
Opened	1,337	868	2,015	1,149
Expired	—	—	(135)	(21)
Closed	(1,125)	(681)	(2,163)	(1,269)

Balance at June 30, 2009	749	$571	612	$329

7 >	Concentration of Risks

Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund invest in lower-rated (e.g., rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or Fitch) corporate and foreign debt obligations, which are commonly referred to as “junk bonds.” Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

8 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

102   First American Funds 2009 Annual Report

Notice toShareholders	June 30, 2009 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2010 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2009, each fund has designated long term capital gains, ordinary income, and return of capital with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Return of	Total
	Distributions	Distributions	Capital	Distributions
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis) (b)

Core Bond Fund	0.0%	100.0%	0.0%	100.0%
High Income Bond Fund	0.0	100.0	0.0	100.0
Inflation Protected Securities Fund	0.0	76.6	23.4	100.0
Intermediate Government Bond Fund	0.0	100.0	0.0	100.0
Intermediate Term Bond Fund	0.0	100.0	0.0	100.0
Short Term Bond Fund	0.0	100.0	0.0	100.0
Total Return Bond Fund	0.3	99.7	0.0	100.0
U.S. Government Mortgage Fund	0.0	100.0	0.0	100.0

(a)	Based on a percentage of the fund’s total distributions.

(b)	Except as noted below, none of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Shareholder Notification of Federal Tax Status:

The percentage of dividends declared during the fiscal year ended June 30, 2009, that are designated as dividends qualifying for the dividends received deduction available to corporate shareholders were as follows:

High Income Bond Fund	4.91%

The percentage of dividends declared from net investment income during the fiscal year ended June 30, 2009, as qualified income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003 were as follows:

High Income Bond Fund	7.24%
Inflation Protected Securities Fund	1.07
Total Return Bond Fund	1.04

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund were as follows:

Core Bond Fund	96.45%
High Income Bond Fund	95.11
Inflation Protected Securities Fund	99.02
Intermediate Government Bond Fund	91.43
Intermediate Term Bond Fund	99.40
Short Term Bond Fund	100.00
Total Return Bond Fund	91.29
U.S. Government Mortgage Fund	100.00

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund were as follows:

First American Funds 2009 Annual Report   103

Notice toShareholders	June 30, 2009 (unaudited)

Core Bond Fund	0%
High Income Bond Fund	0
Inflation Protected Securities Fund	0
Intermediate Government Bond Fund	0
Intermediate Term Bond Fund	0
Short Term Bond Fund	0
Total Return Bond Fund	20
U.S. Government Mortgage Fund	0

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities, is available at firstamericanfunds.com and on the U.S. Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge upon request by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter-end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 5-7, 2009, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 16-18, 2009, the Board concluded its consideration of and approved the Agreement through June 30, 2010.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors’ services to each Fund, (2) the investment performance of the Funds, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board

104   First American Funds 2009 Annual Report

further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality, and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods reviewed by the Board all ended on February 28, 2009, except as noted below.

Core Bond Fund.  The Board considered that the Fund underperformed its performance universe median and its benchmark index for all periods. The Board also noted that much of the Fund’s underperformance was attributable to its performance in 2008. In support of this, the Board considered that performance information provided in connection with last year’s review of the Agreement indicated that the Fund had outperformed or performed competitively against its performance universe median for all periods. The Board also considered FAF Advisors’ belief that investment grade fixed income securities have begun their recovery process, and the Board noted that the Fund ranked in the 37th percentile of its performance universe for the four-month period ended April 30, 2009. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement.

High Income Bond Fund.  The Board considered that the Fund underperformed its performance universe median and its benchmark index for all periods. The Board also noted that much of the Fund’s underperformance was attributable to its performance in 2008. In support of this, the Board considered that performance information provided in connection with last year’s review of the Agreement indicated that the Fund had outperformed its performance universe median for all periods. The Board also considered the Fund’s recent strong performance, noting that the Fund ranked in the 13th percentile of its performance universe for the four-month period ended April 30, 2009. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Inflation Protected Securities Fund.  The Board considered that the Fund outperformed its performance universe median for the three-year period, though it underperformed its performance universe median for the one-year period. The Board also considered that the Fund underperformed its benchmark index for both periods. The Board considered FAF Advisors’ assertion that much of the Fund’s underperformance was attributable to the Fund’s allocation to non-Treasury securities, since these securities performed poorly in 2008. The Board also noted FAF Advisors’ belief that non-Treasury securities will perform favorably going forward. The Board also considered the Fund’s improving performance trend, noting that the Fund ranked in the 36th percentile of its performance universe for the four-month period ended April 30, 2009. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Intermediate Government Bond Fund.  The Board considered that the Fund outperformed its performance universe median for the three-year period, though it underperformed its performance universe median for the one- and five-year periods. The Board also considered that the Fund outperformed its benchmark index for the five-year period, though it underperformed its benchmark index for the one- and three-year period. The Board noted that the Fund’s goal of providing investors with current income that is exempt from state income tax results in an investment strategy that does not lend itself well to comparisons. The Board noted that most of the funds in the Fund’s peer universe can invest in agency obligations, including mortgage-backed securities (which are not exempt from state income taxes), beyond only U.S. Treasury securities and certain state tax-exempt agency securities (which are exempt from state income taxes). In light of these and other considerations, the Board approved FAF Advisors’ proposal to amend the Fund’s investment objective and eliminate the requirement that the Fund only invest in government securities which are exempt from state income taxes. Also, the Board approved FAF Advisors’ proposal to change the Fund’s benchmark index to better reflect the revised investment strategy. The Board approved these changes to take effect no fewer than 60 days after shareholder notification of the amendment to the Fund’s investment objective. The Board concluded that in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Intermediate Term Bond Fund.  The Board considered that the Fund underperformed its performance universe median and its benchmark index for all periods. The Board also noted that much of the Fund’s underperformance was attributable to its

First American Funds 2009 Annual Report   105

Notice toShareholders	June 30, 2009 (unaudited)

performance in 2008. In support of this, the Board considered that performance information provided in connection with last year’s review of the Agreement indicated that the Fund had outperformed its performance universe median for all periods. The Board also considered the Fund’s recent strong performance, noting that the Fund ranked in the 13th percentile of its performance universe for the four-month period ended April 30, 2009. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Short Term Bond Fund.  The Board considered that the Fund outperformed or performed competitively against its performance universe median for the one-, three- and five-year periods, though it underperformed its performance universe median for the ten-year period. The Board also considered that the Fund underperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance compared to that of its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Total Return Bond Fund.  The Board considered that the Fund underperformed its performance universe median and its benchmark index for all periods. The Board also noted that much of the Fund’s underperformance was attributable to its performance in 2008. In support of this, the Board considered that performance information provided in connection with last year’s review of the Agreement indicated that the Fund had outperformed its performance universe median for all periods and outperformed its benchmark index for the five-year period. The Board also considered the Fund’s recent strong performance, noting that the Fund ranked in the 9th percentile of its performance universe for the four-month period ended April 30, 2009. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement.

U.S. Government Mortgage Fund.  The Board considered that the Fund underperformed its performance universe median and its benchmark index for all periods. The Board considered FAF Advisors’ assertion that the Fund’s underperformance was attributable to an increase in holdings of non-agency residential mortgage securities, as well as exposure to commercial mortgage-backed securities. The Board also considered FAF Advisors’ assertion that commercial mortgage-backed securities have begun to recover a portion of their value and that it believes the Fund is positioned for recovery in the coming year. The Board noted that the Fund ranked in the 32nd percentile of its performance universe for the four-month period ended April 30, 2009. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement. The Board also determined, however, that it would closely monitor the performance of this Fund.

Costs of Services and Profits Realized by FAF Advisors

The Board examined FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. For each Fund, the Board examined fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the Funds’ management fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total expense ratio after waivers compared to the median total expense ratio of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and total expense ratios of each Fund is set forth below:

Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Short Term Bond Fund and U.S. Government Mortgage Fund.  The Board considered that each Fund’s advisory fee, after waivers, and total expense ratio, after waivers, were equal to or lower than the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Intermediate Term Bond Fund.  The Board considered that, although the Fund’s advisory fee, after waivers, was higher than the peer group median, the Fund’s total expense ratio, after waivers, was lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Total Return Bond Fund.  The Board considered that, although the Fund’s advisory fee and total expense ratio, after waivers, were higher than the peer group median, they were within a range consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

106   First American Funds 2009 Annual Report

Economies of Scale in Providing Investment Advisory Services

The Board considered whether each Fund’s investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, transfer agent, distributor, custodian and, for certain of the Funds, securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of each Agreement was in the interest of the respective Fund and its shareholders.

First American Funds 2009 Annual Report   107

Notice toShareholders	June 30, 2009 (unaudited)

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in June 2004	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC, a Chicago-based investment firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions, and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, Excensustm LLC, a strategic demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, St. Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

108   First American Funds 2009 Annual Report

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

First American Funds 2009 Annual Report   109

Notice toShareholders  June 30, 2009 (unaudited)

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President & Vice President – Investments	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer, Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc., and Chief Compliance Counsel, Franklin Templeton Investments

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since December 2008 and from September 2006 through August 2008	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF from September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

110   First American Funds 2009 Annual Report

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Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the fiscal year ended June 30, 2009. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202
CUSTODIAN U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55101 DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0202-09  8/2009  AR-INCOME

Item 2—Code of Ethics
The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a)	Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $1,425,606 in the fiscal period ended June 30, 2009 and $1,017,283 in the fiscal year ended June 30, 2008, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $109,259 in the fiscal period ended June 30, 2009 and $3,546 in the fiscal year ended June 30, 2008, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees — E&Y billed the registrant fees of $231,164 in the fiscal period ended June 30, 2009 and $201,222 in the fiscal year ended June 30, 2008, for tax services, including tax compliance, tax advice, and tax planning. Tax compliance, tax advice, and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal years ended June 30, 2009 and June 30, 2008.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:
Audit Committee policy regarding pre-approval of services provided by the Independent Auditor
The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.
Policy for Audit and Non-Audit Services Provided to the Funds
On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.
In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:
Audit Services
The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
Audit-related Services
In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Tax Services
The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance
•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Other Non-audit Services
The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.
Proscribed Services
In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, LLC, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.
Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.
(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal period end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $499,536 in the fiscal period June 30, 2009 and $397,115 in the fiscal year ended June 30, 2008.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.
Item 11—Controls and Procedures
(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
First American Investment Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: August 26, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: August 26, 2009

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer
Date: August 26, 2009